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                          MORGAN STANLEY DEAN WITTER
                          VARIABLE INVESTMENT SERIES
                              SEMI-ANNUAL REPORT
                                JUNE 30, 1999


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MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT    TWO WORLD TRADE CENTER,
SERIES                                            NEW YORK, NEW YORK 10048
LETTER TO THE SHAREHOLDERS JUNE 30, 1999

DEAR SHAREHOLDER:

Most of the world's major equity markets posted gains during the six-month period ended June 30, 1999, as concerns over the Asian financial crisis and its contagion effects eased. However, volatility remained high throughout the first half of 1999 as the continued strength of the U.S. economy and investor concern over the possibility of renewed inflation resulted in higher domestic interest rates.

MARKET OVERVIEW

U.S. EQUITY MARKET
Over the course of the first half of 1999, the U.S. economic outlook changed and consequently so did the market leadership. The year began with expectations for modest, below-trend global economic growth accompanied by continued deceleration of inflation. Against this backdrop, the same growth stocks that led in 1998 (financials, retail, Internet and technology) outperformed in early 1999.

By the second quarter, however, expectations began to change, as it became evident that the first-quarter U.S. economic and profit growth had been much stronger than expected. Also, economies of Asia outside of Japan were rebounding much more quickly and strongly than anticipated. In Europe, evidence began to build that the consumer market there was gradually reviving. Given all these developments, investors began to lift their assumptions of global growth. Responding to these upward revisions in global economic expectations, commodity indexes moved upward for the first time in several years, pulling interest rates up with them. These events together led to a rotation in sector leadership away from more expensively priced domestic growth stocks to more globally exposed value and economically sensitive stocks.

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LETTER TO THE SHAREHOLDERS JUNE 30, 1999, CONTINUED

DOMESTIC FIXED-INCOME MARKET
Interest rates in the United States moved steadily higher over the past six months. Investors grew increasingly uneasy over indications that the U.S. economy was still growing robustly, raising concerns that higher interest rates and inflation might be just around the corner. Even though most inflation indicators remained within tolerable limits, tight labor markets combined with high levels of consumer spending and confidence to worry investors. A shift in investors' preferences from U.S. Treasuries toward higher-yielding asset classes also contributed to the bond market sell-off. Between December 31, 1998 and June 30, 1999, the yield on the benchmark 10-year U.S. Treasury bond rose 114 basis points.

The market breathed a sigh of relief on June 30 when a widely anticipated 25 basis-point hike in the federal-funds rate occurred and the Federal Reserve Board announced that it would wait for evidence that inflation was accelerating before increasing rates again. After rallying briefly on the decision of the committee to drop their so-called bias toward higher interest rates and return to a neutral directive, the market resumed its sell-off. Although the tone of the Federal Open Market Committee's statements and the removal of the supposed bias lessened the likelihood in August of another rate hike, the possibility still exists and is considered likely by a growing number of analysts.

HIGH YIELD BOND MARKET OVERVIEW
Late 1998 fears of a worldwide economic slowdown were replaced in early 1999 by concerns over a rapidly growing economy and the potential for inflationary pressures to build. As a result of these inflation concerns, interest rates rose substantially during the first half, resulting in a significant weakness in the high-quality fixed-income markets. While the threat of inflation and higher interest rates are clearly also a negative factor for the high-yield market, the reality of continued economic growth and strong corporate earnings helped to maintain stability in the high-yield marketplace. As a result, the high-yield market was one of the best performing fixed-income sectors during the first half of 1999.

EUROPEAN EQUITY MARKETS
The six-month period ended June 30, 1999 saw the European equity markets continue their recovery from the sharp falls occasioned by the Asian and emerging markets crises of mid-1998. The key economic event of the period was the successful launch of the European Monetary Union (EMU) on January 1. The 11 first-wave members -- Germany, France, Italy, Spain, the Netherlands, Belgium,

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Austria, Luxembourg, Portugal, Ireland and Finland -- successfully transferred control of their monetary policy to the European Central Bank (ECB). The process occurred smoothly as the ECB assumed responsibility for interest-rate policy across the newly created eurozone.

While the economic crises in Asia, Latin America and Russia continued to have a negative effect on Europe's economies, economic developments within Europe itself were generally positive and improving. Inflation remains low and stable, and interest rates have been cut by the ECB and the Bank of England. Consumer confidence has been improving in most economies and the weakness of the euro relative to the dollar has been helping export-related companies. Economic growth is expected to accelerate significantly in late 1999 and 2000.

Against this background, the European equity markets generally performed well. First-quarter corporate earnings reports were in line with expectations. Takeover and merger activity continued to be strong, with unprecedented developments in a number of key industries (e.g., an unsolicited bid by BNP for Societe Generale and Paribas, and a contested takeover approach by Olivetti for Telecom Italia). Individual and corporate investors in Europe have continued to move assets out of bonds and into equities.

ASIAN AND JAPANESE EQUITY MARKETS
All the major Asian markets performed well during the first half of 1999, with South Korea, Indonesia, China and Thailand leading the way. The Asian markets have risen for a variety of reasons, but probably the most important single factor has been the restoration of confidence among domestic and foreign investors once exchange rates stabilized and economies bottomed after the shock of the Asian crisis. The currency stability established in the second half of 1998 allowed local governments to ease monetary policy and bring interest rates down quickly. Lower interest rates have eased the banking crisis in many countries, reduced government financing costs, lowered the cost of capital for businesses and encouraged local investors to shift from fixed-income to equity investments.

The power of high Asian savings rates has been illustrated by the ability of local retail and institutional investors to subscribe to a heavy calendar of new corporate equity issues. This new equity has helped many Asian companies repair their balance sheets and removed the risk of corporate distress, thus enhancing equity valuations. Asian countries have needed to raise new equity without incurring additional debt from foreign investors. The absence of heavy bond financing requirements has in this regard mitigated the negative effects of rising international bond yields and

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the small U.S. Federal Reserve interest-rate increase. Although the economic recovery under way in many countries should not be characterized as export led, an increase in export orders -- particularly for electronic components -- has been a positive, especially for the economies of Singapore, Taiwan and Malaysia. Finally, after several years of economies and corporate earnings being disappointing on the downside, we are now in an environment of rising expectations, where forecasts of economic activity have been continually revised upward across most of the region.

The Japanese equity markets continued to rise during the second quarter of 1999. In part, this growing optimism among investors stemmed from the weakness of the yen as the Bank of Japan maintained its intervention policy as well as guiding short-term interest rates to zero. A recovery in the Asian stock markets and regional economic activity also helped the overall sentiment. Signs of an improvement in the Japanese fundamentals, including a surprisingly strong preliminary release of first-quarter GDP at an annualized rate of 7.9 percent, set investors scrambling to raise their equity allocations to Japan.

AGGRESSIVE EQUITY PORTFOLIO

The Aggressive Equity Portfolio commenced operations on May 4, 1999. The Portfolio seeks capital growth by investing primarily in equity securities of companies covered by Morgan Stanley Dean Witter Equity Research that the Portfolio's management team believes offer superior earnings growth.

The portfolio management team employs a sector-rotation strategy, examining the domestic and global economic cycles to identify industry groups that have historically outperformed the overall market under conditions similar to the current environment. Individual companies are then selected, primarily from the universe of approximately 2,100 companies analyzed by Morgan Stanley Dean Witter Equity Research.

The Portfolio has the flexibility to invest in companies that its management team believes have the best potential for superior earnings growth, regardless of size, earnings or industry. (MSDW Equity Research has no role in the selection of the Portfolio's holdings.)

CAPITAL GROWTH PORTFOLIO

For the six-month period ended June 30, 1999, the Capital Growth Portfolio produced a total return of 7.51 percent versus 12.38 percent for the Standard & Poor's 500 Composite Stock Price Index

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(S&P 500) and 13.75 percent for the Lipper Variable Annuity Capital Appreciation
Portfolio Underlying Funds Average. The Portfolio had a period of very solid performance during the first quarter and outperformed the S&P 500 during this time period.

However, due to perceived market conditions at the end of the first quarter, the Portfolio then became more heavily concentrated in non-large-cap growth stocks. The Portfolio overweighted the capital goods, basic industry and energy sectors and also placed much greater emphasis on mid-cap and value stocks. This rebalancing was done for two reasons. First, it was expected that the rising-interest-rate environment would lead to a noticeable correction in the stock market, causing mid- and small-cap and value stocks to outperform. Second, with the economy continuing to expand and inflation worries coming back into the marketplace at the time, it was anticipated that more economically sensitive, cyclically oriented stocks would show improved performance both on an absolute basis and relative to large-cap growth stocks. However, neither of these shifts helped overall performance as the second quarter came to a close, leading instead to the Portfolio giving up several hundred basis points of performance relative to the S&P 500. At the beginning of the third quarter the Portfolio still maintains a fairly defensive posture with higher-than-normal cash reserves and a tilt toward industrial and cyclical stocks as opposed to being invested solely in traditional growth stocks.

As of June 30, 1999, the Portfolio was approximately 75 percent invested in large-cap stocks and 25 percent in mid- and small-cap stocks. Going forward, we believe that we will not need to make a dramatic shift in the market capitalization structure of the Portfolio. We believe that portfolio diversification is important across both industry sectors and capitalization ranges, so the Portfolio will continue to hold stocks of various market capitalizations.

At the end of June, approximately 27 percent of the Portfolio was invested in technology stocks, 14 percent in the capital goods sector, 28 percent in basic industry and energy stocks, and 36 percent within the consumer/consumer-related sector, with 14 percent in the consumer cyclical area. Underweighted positions were held in the financial, health care, and consumer staples sectors.

COMPETITIVE EDGE FUND: "BEST IDEAS" PORTFOLIO

For the six-month period ended June 30, 1999, the Competitive Edge Fund: "Best Ideas" Portfolio posted a total return of 6.88 percent versus 8.69 percent for the Morgan Stanley Capital International

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(MSCI) World Index and 11.47 percent for the Lipper Variable Annuity Global
Underlying Funds Average. A higher allocation to large-capitalization global growth stocks helped the Portfolio in January and February, but caused the Portfolio to underperform during the second quarter of 1999.

At the end of June, the Portfolio held 40 positions around the globe, with its U.S. holdings representing just over 50 percent of the Portfolio. In addition, the Portfolio held positions in Japan, France, Australia, Switzerland, Finland, Germany, the Netherlands, Hong Kong and Sweden. The Portfolio's five largest positions at the end of June were Fujitsu, Sony, Microsoft, Halliburton and Lucent Technologies.

DIVIDEND GROWTH PORTFOLIO

For the six-month period ended June 30, 1999, the Dividend Growth Portfolio posted a total return of 9.56 percent versus 12.38 percent for the S&P 500 and
11.70 percent for the Lipper Variable Annuity Growth and Income Funds Average.

On June 30 the Portfolio was relatively fully invested. Portfolio transactions during the period included the re-allocation of assets to reflect more accurate use of the dividend growth discipline. To implement this use, several positions were partially liquidated to fund the purchase of additional equity positions by which to use Portfolio assets more effectively. At the end of the six-month period, the Portfolio was invested in 102 common stocks spread among 52 different industry groups.

In our opinion, the Portfolio's underperformance of its Lipper benchmark over this period was largely due to the Portfolio's lack of exposure to high-technology stocks and an underweighting in the financial sector. High-technology stocks generally pay little if any dividends and therefore are not included in the Portfolio. One of the Portfolio's primary investment objectives is to provide reasonable current yield, an objective of which we remain mindful. While this Portfolio's tilt toward yield may have dampened its relative performance, this same prejudice in regard to income provided significant stability during the volatile markets over the past year, especially most recently.

EQUITY PORTFOLIO

For the six-month period ended June 30, 1999, the Equity Portfolio posted a total return of 17.13 percent versus 12.38 percent for the S&P 500 and 12.62 percent for the Lipper Variable Annuity Growth Portfolio Underlying Funds Average. The Portfolio outperformed due to its overweighting in cyclical stocks, which benefited in the spring when it became clear that the global economy was rebounding.

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The Portfolio's focus in the technology sector was on communications-related stocks. The Portfolio added a slightly overweighted position in basic materials and energy and a market-weighted position in capital goods as evidence of improving business trends developed in the first quarter. Health care, financials and consumer staples were all underweighted. Our concern regarding health care was that talk of potential legislation to control pharmaceutical pricing might cause this group to be re-valued downward. Financial services and consumer staples were underweighted, due to continuing evidence that earnings momentum for these groups had peaked.

EUROPEAN GROWTH PORTFOLIO

For the six-month period ended June 30, 1999, the European Growth Portfolio produced a total return of 2.53 percent versus 8.69 percent for the MSCI World Index and 8.10 percent for the Lipper Variable Annuity International Underlying Funds Average.

Generally, the Portfolio's heavy exposure to growth sectors such as telecom operators and equipment suppliers, high-quality financials, media and technology benefited the Portfolio. However, the markets witnessed strong sector rotation during the period and such economically sensitive cyclical sectors as steel, chemicals and pulp and paper (where the Portfolio is underrepresented) also performed well. Notably underperforming sectors were utilities and insurance, both of which were reacting to rising bond yields. The Portfolio is heavily underweighted in both sectors.

According to Morgan Stanley Dean Witter Investment Management Inc., the Portfolio's sub-advisor, the Portfolio's emphasis remains as always on holding mid- to large-cap blue-chip growth stocks, with stock selection likely to be the primary source of the value added relative to the index return. The sub-advisor believes that in the long term equity investors in Europe will continue to be prepared to pay a premium for solid, visible earnings growth. This propensity orients the Portfolio's holdings toward defensive and high-quality sectors of the market such as telecommunications, pharmaceuticals, technology, media and selected financials. Given that the Portfolio's investment strategy is driven by stock selection, its country weightings derive from stock decisions rather than being specifically targeted. The regional weightings at the end of the period under review were 44 percent the eurozone, 35 percent in the United Kingdom, 9 percent in Switzerland, 7 percent in Sweden and 5 percent in cash.

During this period, profits were taken in some key positions that had performed well (notably Nokia, Telecom Italia, Mannesmann and SmithKline Beecham) and assets raised were re-deployed in a wide

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range of quality growth stocks (such as Banco Popular, Elf Aquitaine, Vodafone,
Philips and Accor). No major sector re-weightings occurred as a result, although overall exposure to telecoms and health care was reduced.

The sub-advisor believes that the overall outlook for the European equity markets remains positive. Economic growth in the key economies of Germany, France and the United Kingdom should accelerate in the second half of 1999 and into 2000. GDP growth in 2000 should exceed 2.5 percent in most European countries. Interest rates in the eurozone are very low, at 2.5 percent. The present high level of merger and acquisition activity should continue, which is generally supportive for the markets. Earnings growth should average 10 to 12 percent in 1999 (with possible upside surprises) and probably rise again in 2000. The Portfolio is fully invested, with a heavy emphasis on telecoms, technology, media, retail and quality financial stocks.

GLOBAL DIVIDEND GROWTH PORTFOLIO

For the six-month period ended June 30, 1999, the Global Dividend Growth Portfolio produced a total return of 10.27 percent versus 8.69 percent for the MSCI World Index and 11.47 percent for the Lipper Variable Annuity Global Underlying Funds Average.

The Portfolio's outperformance relative to the MSCI Index can be attributed both to prudent country allocation and the disciplined, systematic stock selection process utilized by the Portfolio's managers. Asian equity markets have generally outperformed most other world markets so far this year. In U.S. dollar terms, Hong Kong and Japan were the two best-performing developed markets in the Portfolio's universe, appreciating by 31.5 percent and 20.7 percent, respectively. The Portfolio benefited from these two markets' performance, as it has been overweighted there for quite some time. Recently, significant profits were realized in Hong Kong and Japan as assets targeted there were reduced to
1.5 percent and 15.5 percent, respectively.

Elsewhere in the world, the Portfolio's managers have been much more sanguine about European equity markets. However, as those markets have largely underperformed most other world markets, much of what we expected has been factored into European share prices, leaving excellent buying opportunities in selected markets. The Portfolio has now targeted 25 percent of its assets toward European Monetary Union (EMU) member nations, up from 20 percent six months ago. In addition, the Portfolio is exposed to the United Kingdom (13 percent), Switzerland (5 percent) and Sweden (2 percent).

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As a global portfolio, the target exposure to the United States -- the world's largest market and economy -- is the largest at 32 percent of net assets. The Portfolio's emphasis on high-quality blue-chip stocks and its value orientation served it well, because value investing seems to have returned to favor thus far in 1999. Recent domestic portfolio positions initiated include Sears, Conseco and FPL Group.

HIGH YIELD PORTFOLIO

For the six-month period ended June 30, 1999, the High Yield Portfolio posted a total return of 4.18 percent versus 2.20 percent for the Lehman Brothers High Yield Index and 2.95 percent for the Lipper Variable Annuity High Current Yield Underlying Funds Average.

During the period under review, the Portfolio's significant, long-term core position in the B-rated sector of the market experienced modest price declines related to the general weakness in the fixed-income markets. However, these declines were more than offset by the market's high coupon income during the first half of 1999.

The Portfolio continues to concentrate on industry sectors that have historically proven to be more predictable, recession resistant and growth oriented, such as cable television, cellular, food and beverages, media and telecommunications. We believe these industry groups are poised to perform well over the next year given the steady growth prospects of these sectors and the expected continued consolidation and merger activity within these industries, which should lead to improved credit quality. We continue to focus primarily on domestic companies, given the more favorable outlook for the U.S. economy, and are avoiding the more-volatile emerging foreign high-yield markets.

INCOME BUILDER PORTFOLIO

For the six-month period ended June 30, 1999, the Income Builder Portfolio posted a total return of 8.99 percent versus 12.38 percent for the S&P 500 and
10.75 percent for the Lipper Variable Annuity Equity Income Underlying Funds Average.

The convertible portion of the Portfolio underperformed the broader equity market during the first half of calendar year 1999, primarily due to its focus on the issues of small- and mid-cap companies, which lagged large caps as the market rebounded strongly from its lows last October. The Portfolio's prejudice toward income also negatively affected its relative performance as equity-sensitive convertibles outperformed yield-oriented issues. However, the strong performance of several

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individual issues, boosted by increasing merger and acquisition activity, helped mitigate these weaknesses. Also, the performance of cyclical and small-cap names has improved in recent months as investors have taken advantage of undervalued opportunities. We believe the small-cap convertible market remains highly attractive from a risk/reward perspective, and the Portfolio is well positioned to take part in the appreciation of its underlying equities. We continue to focus on this sector going forward and remain positive on the prospects for small caps over the long term.

Real estate investment trusts (REITs) rebounded strongly in April from their March 1999 lows and have leveled off since as investors poured into high-yielding real estate stocks trading at significant discounts to net asset value. However, REITs have lagged the broader equity markets during the period as high-multiple growth stocks have continued to flourish in a strong economic and low-interest-rate environment. We believe, however, that healthy dividend yields and strong real estate fundamentals render the REIT market attractive. The Portfolio currently dedicates 10 percent of net assets to REITs, split between common stocks and convertible securities.

The fixed-income portion of the Portfolio is structured to provide maximum current income while minimizing exposure to interest-rate movements. This portion of the Portfolio performed as expected and helped reduce volatility during the year.

MONEY MARKET PORTFOLIO

As of June 30, 1999, the Money Market Portfolio had assets in excess of $421 million, up 20 percent from the year earlier. The Portfolio's average life was 66 days and its annualized net investment income ratio for the six-month fiscal period ended June 30, 1999, was 4.47 percent, while its annualized 30-day moving average yield for June was 4.44 percent.

On June 30, 1999, approximately 65 percent of the Portfolio's assets was invested in high-quality commercial paper and 18 percent in federal agency obligations, with the remaining 17 percent in short-term bank notes and certificates of deposit issued by major, financially strong commercial banks. At the end of the fiscal period under review, approximately 91 percent of the Portfolio's holdings was due to mature in less than four months. Consequently, the Portfolio is well positioned for stability of value with a very high degree of liquidity. We always operate the Portfolio in a conservative style, without the use of derivatives or structured notes that might fluctuate excessively with changing interest rates. As ever, the Money Market Portfolio serves as a useful investment for liquidity, preservation of capital and a yield that reflects the prevailing money market conditions.

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At this time we anticipate some slight moderation in the pace of economic activity during the second half of 1999, with a slightly higher rate of inflation than recent levels. The investment yields available to the Portfolio later in 1999 are likely to be moderately higher than the averages achieved during the first half of the year.

PACIFIC GROWTH PORTFOLIO

For the six-month period ended June 30, 1999, the Pacific Growth Portfolio produced a total return of 30.45 percent versus 8.69 percent for the MSCI World Index and 29.88 percent for the Lipper Variable Annuity Pacific Region Underlying Funds Average.

If the Federal Reserve maintains its mild tightening position and the Bank of Japan maintains its zero short-term interest-rate policy, this will allow Japan to accelerate restructuring and provide a platform for economic recovery. It will likely become very important for Japan to show concrete economic growth over the next year, particularly if U.S. growth slows. Morgan Stanley Dean Witter Investment Management Inc., the Portfolio's sub-advisor, while increasingly bullish on the prospects for Japan, intends to maintain its current highly selective stock and sector weightings and believes the "generals" will lead the charge. In particular, Sony, Fujitsu, Mitsui and TDK have reached all-time highs and NTT, the largest-capitalized company in Japan, has broken out from a 10-year trading range, signaling the direction for the next quarter.

Among the Asian risk factors we will be monitoring are the large supply of upcoming equity offerings and the danger that economic recovery will lessen the region's will to implement needed economic and corporate-level reforms. External risk factors include the performance of the Japanese economy, import and economic growth in Europe and the United States, U.S. monetary policy and global interest-rate trends, extreme weakness in the euro and the performance of the Western equity markets. Upside surprises could include better than expected economic recovery and bank recapitalization in Japan as well as stronger than expected import demand from the United States and Europe.

The sub-advisor continues to concentrate on identifying companies throughout Asia that are restructuring and refocusing their businesses around the principle of improving returns on equity. Many Asian companies have engaged in restructuring efforts during the past year, and these companies have continued to perform well in relative and absolute terms. Because restructuring in Japan could also provide enhanced investment opportunities in non-Japan Asia through outsourcing,

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the sub-advisor will continue to search out these opportunities. The Portfolio currently holds significant positions in a number of companies geared to the recovery in domestic consumption currently under way in most Asian economies.

QUALITY INCOME PLUS PORTFOLIO

For the six-month period ended June 30, 1999, the Quality Income Plus Portfolio posted a total return of -4.04 percent versus -1.37 percent for the Lehman Brothers Aggregate Bond Index and -2.20 percent for the Lipper Variable Annuity Corporate Debt A-Rated Underlying Funds Average.

From February through June we restructured the Portfolio to reflect a more cautionary stance whereby the asset allocation to U.S. government mortgage-backed securities was increased and the amount of long-term corporate bonds reduced by 5 percent. This rebalancing effectively increased the average coupon in the Portfolio from 7.05 percent in February to 7.20 percent by the end of the second quarter. We believe this allocation should provide a stronger level of current income in the future.

Going forward, the Portfolio intends to employ a strategy emphasizing high-grade corporate bonds blended with AAA-rated mortgage-backed securities and U.S. government instruments. This asset allocation blend will be monitored to allow for sector shifts from each asset class in an effort to capitalize on the constantly changing investment horizon.

SHORT-TERM BOND PORTFOLIO

The Portfolio began operations on May 4, 1999. On June 30, net assets stood at $936,693. In anticipation of higher interest rates over the next several months, investments were made gradually, focusing on Treasuries and agencies with maturities of one to two years. Cash reserves were allowed to accumulate toward month-end with the expectation that an increase in the federal-funds rate would be negative for shorter-term interest rates. On June 30 the Portfolio held six U.S. government issues with an average coupon of 5.64 percent. The average duration was 1.61 years, the average maturity 1.73 years.

The increase in the federal-funds rate has yet to make an impact on the economy. While the housing sector may be slowing from its rapid growth rate of the past twelve months, the manufacturing sector appears to be gaining momentum. Consumers remain highly confident about the future and are spending freely, supported by historically low unemployment rates and record-setting stock market levels. If the Federal Reserve is serious about tempering economic growth to reduce the threat of

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future inflation, we believe it will have to raise short-term rates. Any such actions would be likely to put upward pressure on one-to-five-year interest rates later this year. Therefore, the Portfolio will continue to adopt a cautionary stance toward investment in new subscriptions, seeking to preserve capital.

S&P 500 INDEX PORTFOLIO

For the six-month period ended June 30, 1999, the S&P 500 Index Portfolio produced a total return of 11.91 percent compared to 12.38 percent for the S&P 500 and 12.10 percent for the Lipper Variable Annuity S&P 500 Index Objective Underlying Funds Index.

The investment objective of the Portfolio is to provide investment results that, before expenses, correspond to the total return of the S&P 500. In 1998 the index experienced a period in which small- and mid-cap stocks were eclipsed by the returns of a narrow list of large-capitalization growth stocks. The past six months saw a slight reversal of this trend. Concerns over potential inflation and the status of certain global economies dampened the performance of the large-cap multinational companies, which constitute a large portion of the top 50 stocks in the S&P 500. Over the past six months, the remaining 450 stocks outperformed the top 50 issues, indicating a shift in sentiment toward small- and mid-caps as well as cyclical stocks.

Looking ahead, the question is whether the recent shift in sentiment will prove to have been a temporary, momentum-driven move or a sustainable shift in strategy. The recent strength seen in the large-cap financial and technology stocks would indicate a return to the large-cap-biased investing that has dominated the market in recent years. Such a scenario would bode well for the continued success of the Portfolio, because it tracks the large-cap-biased S&P 500.

STRATEGIST PORTFOLIO

For the six-month period ended June 30, 1999, the Strategist Portfolio posted a total return of 8.51 percent versus 12.38 percent for the S&P 500, -2.28 percent for the Lehman Brothers Government/ Corporate Bond Index and 5.89 percent for the Lipper Variable Annuity Flexible Portfolio Underlying Funds Average. In light of the volatility in the bond and stock markets during the first half of 1999, the performance of the Portfolio was quite satisfactory.

The Portfolio's allocation remained unchanged in this period, as the various events that influenced market movements were judged peripheral to our asset allocation decision-making process. The Portfolio ended the period with an asset allocation target of 70 percent equity exposure, 20 percent

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS JUNE 30, 1999, CONTINUED

fixed-income exposure and a 10 percent cash reserve. Based on the weightings of an average balanced fund, this mix indicates a higher-than-average exposure to stocks, a lower-than-average exposure to bonds and an equal weighting in cash.

As we saw in the second half of 1998, a blended approach to long-term investing provides both performance and greater stability during periods of extreme asset class volatility. At this time, while we do not expect inflation pressures to prevail, we are cognizant of the high valuations in quality growth stocks as well as the reasonably attractive yield on the 30-year Treasury bond. Thus, our strategy of diversification continues to be appropriate as we enter the second half of the year.

The specific holdings of the stock and bond portfolios changed a bit, in that the outperformance of our basic material and energy positions caused us to take profits in a number of holdings. By the end of June we held 78 positions, with our top sector exposures including technology, retail and consumer products, financials and health care. Our bond portfolio (69 issues in total) also shifted a bit during the first half of the year, closing the period with an average yield of 6.29 percent, an average maturity of 10.5 years and a duration of 5.8 years.

UTILITIES PORTFOLIO

For the six-month period ended June 30, 1999, the Utilities Portfolio produced a total return of 6.47 percent versus 12.38 percent for the S&P 500 and 6.74 for the Lipper Variable Annuity Utility Underlying Funds Index.

During the first six months of 1999, the broad equity market produced robust gains against a backdrop of strong economic growth and low inflation. Utilities stocks also advanced in this environment as investors were attracted to both the energy and telecommunications sectors of the market.

During the first half of 1999, the electric utility industry continued to navigate toward a competitive landscape, with many states passing fair and balanced restructuring bills. In addition, the electric utility sector remained focused on share repurchases and consolidation, with many companies continuing to implement growth initiatives designed to provide good earnings visibility for shareholders. The telecommunications sector also benefited during the six-month period as investors were attracted to powerful demand trends occurring across the entire global telecommunications spectrum. Moreover, telecommunication companies produced strong earnings buoyed by solid core growth, surging data and wireless usage worldwide and robust demand for convenience features such

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS JUNE 30, 1999, CONTINUED

as Caller ID and Call Waiting. The natural gas sector performed nicely during the first half of 1999 as pricing of the commodity strengthened due to a positive supply-and-demand backdrop. The natural gas sector further benefited from persistent merger and acquisition activity and favorable growth fundamentals within its diversified business segments.

Widespread diversification remains a key characteristic and strength of the Portfolio. On June 30, 1999, 90 percent of the Portfolio's net assets was allocated to utility and utility-related equities, 8 percent to high-quality fixed-income securities and 2 percent in cash and cash equivalents. Within the equity component, 48 percent was allocated to telecommunications, with electric utilities and energy accounting for the balance. Enhancing overall Fund diversification are selective foreign securities accounting for 11 percent of net assets primarily focused on the growth area of global telecommunications. The fixed-income portion of the Portfolio remains well-diversified with a weighted average credit rating of "Baa" and "BBB+", as measured by Moody's Investors Service and Standard & Poor's Corporation, respectively.

During the second half of 1999, the Portfolio anticipates maintaining a prudent balance among electric utilities, telecommunications and energy. Currently, the Portfolio expects to increase its international telecommunications holdings modestly while expanding its allocation to the natural gas sector. We believe that the Portfolio is well positioned to meet its long-term investment objectives.

On August 4, 1999, the Utilities Portfolio's shareholders approved the following changes to the Portfolio's investment objective:

CHANGE IN INVESTMENT OBJECTIVE. Shareholders approved changing the Portfolio's investment objective to: "seek both capital appreciation and current income." Prior to this change, the Portfolio's objective was "to provide current income and long-term growth of income and capital, by investing primarily in equity and fixed-income securities of companies engaged in the public utilities industry." Adoption of this change eliminated long-term growth of income as an objective of the Portfolio and eliminated the requirement that the Portfolio invest primarily in the equity and fixed-income securities of companies engaged in the public utilities industry.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS JUNE 30, 1999, CONTINUED

LOOKING AHEAD

We believe that the global economy will rebound to a more-normalized rate of growth over the next eighteen months. This should occur as economies in emerging markets and Japan increasingly stabilize and move ahead. Likewise, we believe that the European bloc will work its way back to pre-contagion growth rates driven by an improvement in exports and a revival in consumer spending.

We appreciate your ongoing support of Morgan Stanley Dean Witter Variable Investment Series and look forward to continuing to serve your investment needs and objectives.

Very truly yours,

        [SIGNATURE]                        [SIGNATURE]
CHARLES A. FIUMEFREDDO                     MITCHELL M. MERIN
CHAIRMAN OF THE BOARD                      PRESIDENT

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT
SERIES
FUND PERFORMANCE JUNE 30, 1999

                             AVERAGE ANNUAL TOTAL RETURNS(1)
------------------------------------------------------------------------------------------

                                                                    DATE OF       SINCE
                             1 YEAR       5 YEARS     10 YEARS     INCEPTION    INCEPTION
                           -----------  -----------  -----------  -----------  -----------

Money Market                     4.85%        5.15%        5.13%          --           --

Short-Term Bond                    --           --           --       5/4/99        (0.27)%

Quality Income Plus             (0.16)        7.94         8.20           --           --

High Yield                      (6.20)        6.38         7.11           --           --

Utilities                       19.42        19.11           --       3/1/90        14.37

Income Builder                   7.20           --           --      1/21/97        14.02

Dividend Growth                 13.64        22.23           --       3/1/90        15.21

Capital Growth                  11.45        19.76           --       3/1/91        13.38

Global Dividend Growth          13.11        14.80           --      2/23/94        13.84

European Growth                  0.67        20.98           --       3/1/91        17.69

Pacific Growth                  50.47        (4.47)          --      2/23/94        (5.33)

Equity                          29.60        28.73        20.05           --           --

S&P 500 Index                   22.26           --           --      5/18/98        22.60

Competitive Edge--Best
 Ideas                           6.34           --           --      5/18/98         4.33

Aggressive Equity                  --           --           --       5/4/99         2.26

Strategist                      17.55        15.11        12.62           --           --

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.

  --------------------
  (1) Figures assume reinvestment of all distributions for the underlying fund based on net asset value (NAV). They do not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - MONEY MARKET PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)

                                                               ANNUALIZED
PRINCIPAL                                                        YIELD
AMOUNT IN                                                      ON DATE OF      MATURITY
THOUSANDS                                                       PURCHASE         DATE           VALUE
---------------------------------------------------------------------------------------------------------
           COMMERCIAL PAPER (65.4%)
           BANKING (2.6%)
$  6,000   Chase Manhattan Corp..............................    4.90    %     07/29/99      $  5,977,507
   5,000   Wells Fargo & Co..................................    4.89          08/27/99         4,962,000
                                                                                             ------------
                                                                                               10,939,507
                                                                                             ------------
           DIVERSIFIED FINANCIAL SERVICES (9.8%)
  20,000   Associates First Capital Corp.....................    4.94-5.12 09/02/99-09/14/99   19,811,165
  21,600   General Electric Capital Corp.....................    4.84-5.04 07/20/99-01/18/00   21,355,203
                                                                                             ------------
                                                                                               41,166,368
                                                                                             ------------
           DIVERSIFIED MANUFACTURING (1.3%)
   5,500   Siemens Capital Corp..............................    5.00          09/30/99         5,431,598
                                                                                             ------------
           FINANCE - AUTOMOTIVE (13.6%)
   6,000   American Honda Finance Corp.......................    4.97          08/10/99         5,967,200
  19,000   DaimlerChrylser North America Holding Corp........    4.87-4.90 07/01/99-08/13/99   18,955,063
  12,500   Ford Motor Credit Co..............................    4.93-5.05 07/30/99-08/17/99   12,435,229
  20,000   General Motors Acceptance Corp....................    4.87-4.94 08/06/99-09/01/99   19,875,872
                                                                                             ------------
                                                                                               57,233,364
                                                                                             ------------
           FINANCE - CONSUMER (5.9%)
   5,500   American Express Credit Corp......................    5.35          07/02/99         5,499,182
  13,500   New Center Asset Trust............................    4.92-4.93 08/25/99-09/17/99   13,379,721
   6,000   Norwest Financial Inc.............................    4.90          07/19/99         5,985,540
                                                                                             ------------
                                                                                               24,864,443
                                                                                             ------------
           FINANCE - CORPORATE (1.2%)
   5,000   Ciesco, L.P.......................................    5.25          08/12/99         4,969,550
                                                                                             ------------
           INSURANCE (4.0%)
  11,900   American General Corp.............................    4.89-4.90 07/22/99-08/09/99   11,854,744
   5,000   Metlife Funding Inc...............................    5.02          07/23/99         4,984,722
                                                                                             ------------
                                                                                               16,839,466
                                                                                             ------------
           INTEGRATED OIL COMPANIES (1.1%)
   4,800   BP America Inc....................................    5.70          07/01/99         4,800,000
                                                                                             ------------
           INTERNATIONAL BANKS (20.2%)
  18,700   Abbey National North America Corp.................    4.87-5.06 07/08/99-09/08/99   18,616,318
   6,000   Barclays U.S. Funding Corp........................    5.00          09/03/99         5,947,307
   6,000   CBA (DE) Finance Inc..............................    4.87          07/14/99         5,989,578
  18,500   Deutsche Bank Financial Inc.......................    4.87      07/07/99-08/24/99   18,437,902
   6,000   Internationale Nederlanden (U.S.) Funding Corp....    4.89          07/06/99         5,995,975

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - MONEY MARKET PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

                                                               ANNUALIZED
PRINCIPAL                                                        YIELD
AMOUNT IN                                                      ON DATE OF      MATURITY
THOUSANDS                                                       PURCHASE         DATE           VALUE
---------------------------------------------------------------------------------------------------------
$ 12,000   Societe Generale N.A., Inc........................    4.86-4.95% 08/03/99-08/23/99 $ 11,927,606
  18,500   UBS Finance (DE) LLC..............................    4.90-4.96 10/04/99-10/14/99   18,249,291
                                                                                             ------------
                                                                                               85,163,977
                                                                                             ------------
           RENTAL/LEASING COMPANIES (1.6%)
   6,500   International Lease Finance Corp..................    4.88          08/05/99         6,469,667
                                                                                             ------------
           RETAIL (2.7%)
  11,500   Sears Roebuck Acceptance Corp.....................    4.94-5.02 07/16/99-08/16/99   11,448,492
                                                                                             ------------
           UTILITIES (1.4%)
   6,000   National Rural Utilities Cooperative Finance
             Corp............................................    5.22          10/05/99         5,917,760
                                                                                             ------------

           TOTAL COMMERCIAL PAPER
           (AMORTIZED COST $275,244,192)...................................................   275,244,192
                                                                                             ------------

           U.S. GOVERNMENT AGENCIES (18.0%)
  23,500   Federal Farm Credit Bank..........................    4.72-5.02 11/10/99-04/26/00   22,823,882
  11,000   Federal Home Loan Banks...........................    4.97-5.00 03/02/00-03/03/00   10,643,269
  37,758   Federal Home Loan Mortgage Corp...................    4.77-5.03 07/08/99-09/09/99   37,509,106
   5,000   Federal National Mortgage Assoc...................    4.72          07/09/99         4,994,864
                                                                                             ------------

           TOTAL U.S. GOVERNMENT AGENCIES
           (AMORTIZED COST $75,971,121)....................................................    75,971,121
                                                                                             ------------

           SHORT-TERM BANK NOTES (12.2%)
  19,000   FCC National Bank.................................    4.89-5.05 08/20/99-10/08/99   19,000,000
  12,000   First Union National Bank.........................    4.88-4.90 08/26/99-09/24/99   12,000,000
  20,500   NationsBank, N.A..................................    4.91-5.20 08/18/99-09/27/99   20,500,000
                                                                                             ------------

           TOTAL SHORT-TERM BANK NOTES
           (AMORTIZED COST $51,500,000)....................................................    51,500,000
                                                                                             ------------

           CERTIFICATES OF DEPOSIT (5.0%)
  14,000   Chase Manhattan Bank (USA), N.A...................    4.95      07/12/99-07/26/99   14,000,000
   7,000   U.S. Bank, N.A....................................    5.01          10/21/99         7,000,000
                                                                                             ------------

           TOTAL CERTIFICATES OF DEPOSIT
           (AMORTIZED COST $21,000,000)....................................................    21,000,000
                                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - MONEY MARKET PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

                                                                                                VALUE
---------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
(AMORTIZED COST $423,715,313) (a).........................................................  100.6 %   423,715,313

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS............................................   (0.6)     (2,591,932)
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 421,123,381
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

(a)  Cost is the same for federal income tax purposes.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - SHORT-TERM BOND PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                                                           COUPON         MATURITY
THOUSANDS                                                                            RATE            DATE          VALUE
--------------------------------------------------------------------------------------------------------------------------
           U.S. GOVERNMENT AGENCY & OBLIGATIONS (66.7%)
$   175    Federal Home Loan Banks...............................................  4.88-5.38%  03/02/01-01/22/02  $$172,463
    100    Federal Home Loan Mortgage Corp.......................................    5.75          06/15/01         99,877
    350    U.S. Treasury Note....................................................  5.38-6.50   07/31/00-05/31/01   352,208
                                                                                                                  --------

           TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
           (IDENTIFIED COST $624,958)...........................................................................   624,548
                                                                                                                  --------

           SHORT-TERM INVESTMENT (a)(26.7%)
           U.S. GOVERNMENT AGENCY
    250    Federal Home Loan Banks (AMORTIZED COST $250,000).....................    4.60          07/01/99        250,000
                                                                                                                  --------

TOTAL INVESTMENTS
(IDENTIFIED COST $874,958) (B)................................................................   93.4 %   874,548

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES................................................    6.6      62,145
                                                                                                ------  ---------

NET ASSETS....................................................................................  100.0 % $ 936,693
                                                                                                ------  ---------
                                                                                                ------  ---------

---------------------

(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $368 and the aggregate gross unrealized depreciation is $778, resulting in net unrealized depreciation of $410.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - QUALITY INCOME PLUS PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                                                          COUPON       MATURITY
THOUSANDS                                                                           RATE          DATE            VALUE
---------------------------------------------------------------------------------------------------------------------------
           CORPORATE BONDS (60.8%)
           ACCIDENT & HEALTH INSURANCE (0.6%)
$  3,000   Jackson National Life Insurance Co. - 144A*...........................   8.15%       03/15/27       $  3,157,440
                                                                                                               ------------
           AEROSPACE (2.6%)
   5,000   Boeing Co.............................................................   7.95        08/15/24          5,388,250
   3,000   Lockheed Martin Corp..................................................   7.70        06/15/08          3,075,180
   5,000   United Technologies Corp..............................................   6.70        08/01/28          4,675,100
                                                                                                               ------------
                                                                                                                 13,138,530
                                                                                                               ------------
           AIR FREIGHT/DELIVERY SERVICES (1.0%)
   4,929   Federal Express Corp..................................................   7.50        01/15/18          4,985,336
                                                                                                               ------------
           AIRLINES (1.5%)
   4,825   America West Airlines (Class A).......................................   6.85        07/02/09          4,674,207
   3,000   Continental Airlines..................................................   7.056       09/15/09          2,998,350
                                                                                                               ------------
                                                                                                                  7,672,557
                                                                                                               ------------
           ALUMINUM (0.9%)
   5,000   Aluminum Co. of America...............................................   6.75        01/15/28          4,622,650
                                                                                                               ------------
           BEVERAGES - NON-ALCOHOLIC (0.4%)
   2,000   Coca-Cola Enterprises Inc.............................................   8.50        02/01/22          2,244,700
                                                                                                               ------------
           BUILDING MATERIALS/DIY CHAINS (0.9%)
   3,000   Home Depot Real Estate Funding Corp. II - 144A*.......................   5.95        10/15/08          4,593,700
                                                                                                               ------------
           BUILDING PRODUCTS (0.6%)
   3,000   Armstrong World Industries, Inc.......................................   7.45        05/15/29          2,916,570
                                                                                                               ------------
           CELLULAR TELEPHONE (1.0%)
   5,000   360 DEG. Communications Co............................................   7.60        04/01/09          5,204,050
                                                                                                               ------------
           CONSTRUCTION/AGRICULTURAL EQUIPMENT/
             TRUCKS (0.7%)
   3,000   Caterpillar, Inc......................................................   9.375       08/15/11          3,531,090
                                                                                                               ------------
           CONSUMER ELECTRONICS/APPLIANCES (0.2%)
   1,000   Maytag Corp...........................................................   9.75        05/15/02          1,079,810
                                                                                                               ------------
           CONSUMER SUNDRIES (1.0%)
   5,000   CPC International, Inc................................................   7.25        12/15/26          4,977,300
                                                                                                               ------------
           CONTRACT DRILLING (1.6%)
   5,000   Dresser Industries, Inc...............................................   7.60        08/15/96          5,074,200
   3,000   Transocean Offshore Inc...............................................   8.00        04/15/27          3,113,280
                                                                                                               ------------
                                                                                                                  8,187,480
                                                                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - QUALITY INCOME PLUS PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                                          COUPON       MATURITY
THOUSANDS                                                                           RATE          DATE            VALUE
---------------------------------------------------------------------------------------------------------------------------
           DEPARTMENT STORES (1.3%)
$  5,000   May Department Stores Co.+............................................   7.625%      08/15/13       $  5,202,800
   1,000   Penney (J.C.) Co., Inc................................................   9.75        06/15/21          1,084,080
                                                                                                               ------------
                                                                                                                  6,286,880
                                                                                                               ------------
           DISCOUNT CHAINS (0.6%)
   2,745   Wal-Mart Stores, Inc..................................................   7.49        06/21/07          2,858,053
                                                                                                               ------------
           DIVERSIFIED MANUFACTURING (0.9%)
   5,000   Tyco International Group S.A. (Luxembourg)............................   7.00        06/15/28          4,629,750
                                                                                                               ------------
           ELECTRIC UTILITIES (7.8%)
   1,000   Chugach Electric Co...................................................   9.14        03/15/22          1,130,500
   5,000   FPL Group Capital Inc.................................................   7.375       06/01/09          2,032,760
   5,000   Israel Electric Corp. Ltd. - 144A*....................................   7.75        03/01/09          4,961,750
   2,903   Oglethorpe Power Co...................................................   6.974       06/30/11          2,896,613
   3,500   Oklahoma Power Co.....................................................   6.50        07/15/17          3,506,790
   5,000   Pennsylvania Power & Light Co.........................................   7.70        10/01/09          5,284,800
   5,000   Potamac Electric Power Co.............................................   7.25        07/01/23          4,814,550
   4,000   Public Service Electric & Gas Co......................................   7.375       03/01/14          3,929,080
   5,000   South Carolina Electric & Gas Co......................................   7.625       06/01/23          4,938,350
   1,000   Tampa Electric Co.....................................................   7.75        11/01/22            990,480
   5,000   Virginia Electric Power...............................................   7.25        02/01/23          4,747,300
                                                                                                               ------------
                                                                                                                 39,232,973
                                                                                                               ------------
           ELECTRONIC PRODUCTION EQUIPMENT (0.9%)
   5,000   Applied Materials, Inc................................................   7.125       10/15/17          4,753,450
                                                                                                               ------------
           FARMING/SEEDS/MILLING (0.9%)
   5,000   Archer Daniels Midland................................................   6.625       05/01/29          4,598,150
                                                                                                               ------------
           FINANCE - AUTOMOTIVE (1.7%)
   3,000   Ford Capital BV.......................................................   9.50        06/01/10          3,499,860
   5,000   Ford Motor Credit Corp................................................   7.75        03/15/05          5,212,250
                                                                                                               ------------
                                                                                                                  8,712,110
                                                                                                               ------------
           FINANCE - CONSUMER (1.8%)
   5,000   Household Finance Corp................................................   6.875       03/01/07          4,915,850
   4,000   Norwest Financial Inc.................................................   7.875       02/15/02          4,140,960
                                                                                                               ------------
                                                                                                                  9,056,810
                                                                                                               ------------
           FINANCE COMPANIES (1.0%)
   5,000   Aristar Inc...........................................................   5.85        01/27/04          4,808,700
                                                                                                               ------------
           INTEGRATED OIL COMPANIES (1.6%)
   2,000   Conoco Inc............................................................   6.35        04/15/09          1,918,080
   5,000   Kerr McGee Corp.......................................................   7.125       10/15/27          4,622,600

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - QUALITY INCOME PLUS PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                                          COUPON       MATURITY
THOUSANDS                                                                           RATE          DATE            VALUE
---------------------------------------------------------------------------------------------------------------------------
$    166   Mobil Corp............................................................   9.17%       02/29/00       $    169,619
   1,000   Texaco Capital, Inc...................................................   9.75        03/15/20          1,267,160
                                                                                                               ------------
                                                                                                                  7,977,459
                                                                                                               ------------
           INTERNATIONAL BANKS (1.0%)
   5,000   Dresdner Funding Trust - 144A*........................................   8.151       06/30/31          4,819,500
                                                                                                               ------------
           INVESTMENT BANKERS/BROKERS/SERVICES (4.5%)
   2,000   Bear Stearns Companies, Inc...........................................   8.75        03/15/04          2,141,720
   5,000   Donald Lufkin & Jenrette, Inc.........................................   6.90        10/01/07          4,873,350
   5,000   Goldman Sachs Group...................................................   6.65        05/15/09          4,834,000
   3,750   Lehman Brothers Holdings, Inc.........................................   8.75        03/15/05          3,983,888
   2,000   Lehman Brothers Holdings, Inc.........................................   6.625       02/05/06          1,907,740
   5,000   Lehman Brothers Holdings, Inc.........................................   8.50        08/01/15          5,115,100
                                                                                                               ------------
                                                                                                                 22,855,798
                                                                                                               ------------
           LIFE INSURANCE (1.9%)
   5,000   Allamerica Financial Corp.............................................   7.625       10/15/25          4,991,850
   5,000   American General Corp.................................................   6.625       02/15/29          4,526,900
                                                                                                               ------------
                                                                                                                  9,518,750
                                                                                                               ------------
           MAJOR BANKS (7.2%)
   2,000   Chase Manhattan Corp..................................................   6.50        01/15/09          1,918,920
   5,000   First Bank N.A........................................................   8.35        11/01/04          5,346,000
   5,000   First Bank System.....................................................   7.625       05/01/05          5,186,600
   3,000   Mellon Bank N.A.......................................................   7.625       09/15/07          3,106,980
   3,000   National City Bank....................................................   6.25        03/15/11          2,789,820
   5,000   NationsBank Corp......................................................   7.80        09/15/16          5,173,200
   3,000   Old Kent Financial Corp...............................................   6.625       11/15/05          2,918,670
   5,000   State Street Boston Corp..............................................   5.95        09/15/03          4,866,750
   3,242   Swiss Bank Corp.......................................................   7.375       07/15/15          3,178,489
   2,000   Wachovia Corp.........................................................   6.375       04/15/03          1,987,060
                                                                                                               ------------
                                                                                                                 36,472,489
                                                                                                               ------------
           MAJOR PHARMACEUTICALS (1.2%)
   5,000   Johnson & Johnson.....................................................   8.72        11/01/24          5,570,900
     593   Marion Merrell Corp...................................................   9.11        08/01/05            639,253
                                                                                                               ------------
                                                                                                                  6,210,153
                                                                                                               ------------
           MAJOR U.S. TELECOMMUNICATIONS (3.0%)
   5,000   AT&T Corp.............................................................   8.35        01/15/25          5,223,800
   5,000   GTE Corp..............................................................   7.90        02/01/27          5,062,750
   2,000   GTE North, Inc. (Series H)............................................   5.65        11/15/08          2,757,420
   2,000   Illinois Bell Telephone Co............................................   7.25        03/15/24          1,935,580
                                                                                                               ------------
                                                                                                                 14,979,550
                                                                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - QUALITY INCOME PLUS PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                                          COUPON       MATURITY
THOUSANDS                                                                           RATE          DATE            VALUE
---------------------------------------------------------------------------------------------------------------------------
           MANAGED HEALTH CARE (0.2%)
$  1,000   Kaiser Foundation Health Plan, Inc....................................   9.55%       07/15/05       $  1,104,910
                                                                                                               ------------
           MEDICAL SPECIALTIES (0.9%)
   4,000   Becton Dickinson & Co.................................................   8.70        01/15/25          4,359,160
                                                                                                               ------------
           MULTI-LINE INSURANCE (1.0%)
   5,000   Nationwide Financial Services, Inc....................................   8.00        03/01/27          4,950,850
                                                                                                               ------------
           NATURAL GAS (0.9%)
   5,000   ONEOK, Inc............................................................   6.875       10/01/28          4,582,700
                                                                                                               ------------
           OIL & GAS PRODUCTION (0.4%)
   2,000   Anadarko Petroleum Corp...............................................   7.73        09/15/96          1,964,500
                                                                                                               ------------
           OTHER TELECOMMUNICATIONS (0.5%)
   2,500   Electric Lightwave, Inc. - 144A*......................................   6.050       05/15/04          2,421,800
                                                                                                               ------------
           PRECIOUS METALS (1.0%)
   5,000   Barrick Gold Corp.+...................................................   7.50        05/01/07          5,084,100
                                                                                                               ------------
           PROPERTY - CASUALTY INSURERS (1.0%)
   5,000   Liberty Mutual Insurance Co. - 144A*..................................   7.875       10/15/26          4,947,650
                                                                                                               ------------
           RAILROADS (1.9%)
   4,342   Burlington Northern Santa Fe Corp.....................................   7.33        06/23/10          4,435,755
   4,591   Burlington Northern Santa Fe Corp.....................................   7.97        01/01/15          4,923,515
                                                                                                               ------------
                                                                                                                  9,359,270
                                                                                                               ------------
           RESTAURANTS (0.2%)
   1,000   McDonald's Corp.......................................................   8.875       04/01/11          1,162,020
                                                                                                               ------------
           RETAIL (0.6%)
   3,000   Sears Roebuck Acceptance Corp.........................................   6.25        05/01/09          2,819,100
                                                                                                               ------------
           TELECOMMUNICATIONS EQUIPMENT (0.9%)
   5,000   Motorola Inc..........................................................   6.50        11/15/28          4,448,200
                                                                                                               ------------
           TOBACCO (1.0%)
   5,000   Philip Morris Companies, Inc..........................................   7.125       10/01/04          5,033,750
                                                                                                               ------------

           TOTAL CORPORATE BONDS
           (IDENTIFIED COST $309,636,323)....................................................................   306,319,798
                                                                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - QUALITY INCOME PLUS PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                                          COUPON       MATURITY
THOUSANDS                                                                           RATE          DATE            VALUE
---------------------------------------------------------------------------------------------------------------------------
           U.S. GOVERNMENT & AGENCY OBLIGATIONS (33.1%)
$      5   Federal Home Loan Mortgage Corp.......................................  11.50%       05/01/19       $      5,387
   4,526   Federal Home Loan Mortgage Corp. PC Gold..............................   6.00    10/01/23-11/01/27     4,275,208
   1,243   Federal Home Loan Mortgage Corp. PC Gold..............................   8.50    01/01/22-12/01/24     1,299,666
  12,821   Federal National Mortgage Assoc.......................................   6.00    02/01/27-03/01/29    12,096,168
  10,711   Federal National Mortgage Assoc.......................................   6.50    03/01/26-06/01/29    10,376,080
  26,791   Federal National Mortgage Assoc. (a)..................................   7.00    08/01/25-07/01/29    26,565,260
   5,214   Federal National Mortgage Assoc.......................................   7.50    05/01/27-06/01/29     5,280,654
     334   Federal National Mortgage Assoc.......................................   9.00    06/01/21-02/01/25       353,871
   9,891   Government National Mortgage Assoc....................................   6.00    04/15/28-12/15/28     9,294,000
  26,790   Government National Mortgage Assoc....................................   6.50    08/15/27-02/15/29    25,877,200
  20,734   Government National Mortgage Assoc....................................   7.00    01/15/26-10/15/28    20,519,784
  11,749   Government National Mortgage Assoc....................................   7.50    04/15/24-09/15/27    11,896,209
   9,370   Government National Mortgage Assoc....................................   8.00    10/15/24-09/15/26     9,633,756
   2,245   Government National Mortgage Assoc....................................   8.50    01/15/17-03/01/28     2,350,582
   1,442   Government National Mortgage Assoc....................................   9.00    07/15/24-12/15/24     1,531,253
     145   Government National Mortgage Assoc....................................  10.00    05/15/16-04/15/19       158,511
   5,000   Tennessee Valley Authority............................................   7.85        06/15/44          5,272,600
  10,000   U.S. Treasury Bond....................................................   0.00        11/15/15          3,560,000
   1,000   U.S. Treasury Bond....................................................   7.25        05/15/16          1,101,030
   2,000   U.S. Treasury Bond....................................................   5.25        11/15/28          1,771,860
   8,500   U.S. Treasury Bond....................................................   5.25        02/15/29          7,624,755
   3,000   U.S. Treasury Note....................................................   5.50        05/15/09          2,930,160
  10,000   U.S. Treasury Note....................................................   0.00        08/15/19          2,805,400
                                                                                                               ------------

           TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
           (IDENTIFIED COST $169,680,424)....................................................................   166,579,394
                                                                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - QUALITY INCOME PLUS PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                                          COUPON       MATURITY
THOUSANDS                                                                           RATE          DATE            VALUE
---------------------------------------------------------------------------------------------------------------------------
           CANADIAN GOVERNMENT OBLIGATIONS (4.3%)
$  5,000   Hydro-Quebec..........................................................   9.50%       11/15/30       $  6,252,250
   5,000   Province of New Brunswick.............................................   7.625       06/29/04          5,252,500
   5,000   Province of Quebec....................................................   7.00        01/30/07          5,033,950
   5,000   Province of Manitoba..................................................   7.75        07/17/16          5,386,200
                                                                                                               ------------

           TOTAL CANADIAN GOVERNMENT OBLIGATIONS
           (IDENTIFIED COST $21,117,170).....................................................................    21,924,900
                                                                                                               ------------

           SHORT-TERM INVESTMENTS (0.7%)
           U.S. GOVERNMENT AGENCY (b) (0.4%)
   2,000   Federal National Mortgage Assoc. (AMORTIZED COST $1,996,767)..........   4.85        07/13/99          1,996,767
                                                                                                               ------------

           REPURCHASE AGREEMENT (0.3%)
           The Bank of New York (dated 06/30/99; proceeds $1,719,508) (c)
             (IDENTIFIED COST $1,719,287)........................................   4.625       07/01/99          1,719,287
                                                                                                               ------------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $3,716,054)......................................................................     3,716,054
                                                                                                               ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $504,149,971) (d)........................................................   98.9 %   498,540,146

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    1.1       5,475,921
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 504,016,067
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

*   Resale is restricted to qualified institutional investors.
+ Securities segregated as collateral for securities purchased on a forward commitment basis.
PC  Participation Certificate.
(a) Securities purchased on a forward commitment basis with an approximate principal amount. The actual principal amount will be determined upon settlement.
(b) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(c) Collateralized by $1,753,673 U.S. Treasury Bill 0.00% due 07/27/99 valued at $1,753,673.
(d) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $6,816,705 and the aggregate gross unrealized depreciation is $12,426,530, resulting in net unrealized depreciation of $5,609,825.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)

 PRINCIPAL
 AMOUNT IN                                                                                   COUPON    MATURITY
 THOUSANDS                                                                                    RATE       DATE       VALUE
-----------------------------------------------------------------------------------------------------------------------------
             CORPORATE BONDS (95.9%)
             BEVERAGES - NON-ALCOHOLIC (4.9%)
$    12,400  PepsiCo, Inc.................................................................  15.00 %    08/06/99  $ 12,499,448
      5,000  Sparkling Spring Water (Canada)..............................................  11.50      11/15/07     4,100,000
                                                                                                                 ------------
                                                                                                                   16,599,448
                                                                                                                 ------------
             BROADCAST/MEDIA (6.3%)
      8,000  Brill Media Co., LLC (Series B)..............................................   7.50      12/15/07     6,400,000
      5,000  Jones International Networks Ltd.............................................  11.75      07/01/05     4,250,000
      5,028  Mentus Media Corp. (Series B)................................................  12.00+     02/01/03     3,771,000
      1,855  Spanish Broadcasting System, Inc.............................................  12.50      06/15/02     2,059,050
      4,890  Tri-State Outdoor Media Group................................................  11.00      05/15/08     4,963,350
                                                                                                                 ------------
                                                                                                                   21,443,400
                                                                                                                 ------------
             CABLE TELEVISION (2.7%)
      3,750  Australis Holdings Ltd. (Australia) (a)......................................  15.00++    11/01/02        56,250
      2,000  James Cable Partners L.P. (Series B).........................................  10.75      08/15/04     2,090,000
      3,000  Knology Holdings Inc.........................................................  11.875++   10/15/07     1,740,000
      7,000  Optel Inc. (Series B)........................................................  11.50      07/01/08     5,180,000
                                                                                                                 ------------
                                                                                                                    9,066,250
                                                                                                                 ------------
             CASINO/GAMBLING (3.2%)
     12,250  Aladdin Gaming Holdings/Capital Corp. LLC (Series B).........................  13.50++    03/01/10     5,512,500
      9,915  Fitzgeralds Gaming Corp. (Series B) (b)......................................  12.25      12/15/04     5,502,825
                                                                                                                 ------------
                                                                                                                   11,015,325
                                                                                                                 ------------
             CELLULAR TELEPHONE (4.5%)
      1,800  American Cellular Corp.......................................................  10.50      05/15/08     1,845,000
      1,800  Clearnet Communications Inc. (Canada)........................................  14.75++    12/15/05     1,638,000
      1,800  Dobson/Sygnet Communications.................................................  12.25      12/15/08     1,872,000
      3,500  Dolphin Telecom PLC - 144A* (United Kingdom).................................  14.00++    05/15/09     1,680,000
      7,920  McCaw International Ltd......................................................  13.00++    04/15/07     4,781,700
      3,000  Tritel PCS Inc. - 144A*......................................................  12.75++    05/15/09     1,635,000
      3,000  Triton PCS Inc...............................................................  11.00++    05/01/08     1,935,000
                                                                                                                 ------------
                                                                                                                   15,386,700
                                                                                                                 ------------
             CONSTRUCTION/AGRICULTURAL EQUIPMENT/
             TRUCKS (0.8%)
      3,000  J.B. Poindexter & Co., Inc...................................................  12.50      05/15/04     2,865,000
                                                                                                                 ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

 PRINCIPAL
 AMOUNT IN                                                                                   COUPON    MATURITY
 THOUSANDS                                                                                    RATE       DATE       VALUE
-----------------------------------------------------------------------------------------------------------------------------
             CONSUMER ELECTRONICS/APPLIANCES (1.3%)
$    12,000  International Semi-Tech Microelectronics, Inc. (Canada)......................  11.50 %++  08/15/03  $  2,160,000
      2,500  Windmere-Durable Holdings, Inc...............................................  10.00      07/31/08     2,387,500
                                                                                                                 ------------
                                                                                                                    4,547,500
                                                                                                                 ------------
             CONSUMER SPECIALTIES (0.6%)
      2,500  Samsonite Corp...............................................................  10.75      06/15/08     2,037,500
                                                                                                                 ------------
             CONSUMER/BUSINESS SERVICES (7.9%)
      1,800  Anacomp, Inc. (Series B).....................................................  10.875     04/01/04     1,890,000
      4,300  CEX Holdings Inc. (Series B).................................................   9.625     06/01/08     4,031,250
      7,710  Comforce Corp. (Series B)....................................................  15.00+     12/01/09     7,709,653
      3,250  Comforce Operating, Inc......................................................  12.00      12/01/07     3,087,500
      7,700  Entex Information Services, Inc..............................................  12.50      08/01/06     5,236,000
      1,000  MDC Communication Corp. (Canada).............................................  10.50      12/01/06     1,015,000
      5,000  Source Media, Inc............................................................  12.00      11/01/04     4,000,000
                                                                                                                 ------------
                                                                                                                   26,969,403
                                                                                                                 ------------
             CONTAINERS/PACKAGING (2.5%)
        300  Berry Plastics Corp..........................................................  12.25      04/15/04       309,000
      1,500  Berry Plastics Corp. - 144A*.................................................  11.00      07/15/07     1,515,000
      6,330  Envirodyne Industries, Inc...................................................  10.25      12/01/01     4,874,100
      1,800  Impac Group Inc. (Series B)..................................................  10.125     03/15/08     1,710,000
                                                                                                                 ------------
                                                                                                                    8,408,100
                                                                                                                 ------------
             CONTRACT DRILLING (0.7%)
      4,600  Northern Offshore ASA (Series B) (Norway)....................................  10.00      05/15/05     2,530,000
                                                                                                                 ------------
             DIVERSIFIED ELECTRONIC PRODUCTS (0.8%)
      3,000  High Voltage Engineering, Inc................................................  10.50      08/15/04     2,790,000
                                                                                                                 ------------
             DIVERSIFIED MANUFACTURING (2.4%)
      1,800  Eagle-Picher Industries, Inc.................................................   9.375     03/01/08     1,710,000
      1,800  Jordan Industries, Inc.......................................................  10.375     08/01/07     1,800,000
      7,200  Jordan Industries, Inc. (Series B)...........................................  11.75++    04/01/09     4,680,000
                                                                                                                 ------------
                                                                                                                    8,190,000
                                                                                                                 ------------
             ELECTRONIC DISTRIBUTORS (1.2%)
      6,000  CHS Electronics, Inc.........................................................   9.875     04/15/05     4,200,000
                                                                                                                 ------------
             FOOD CHAINS (0.9%)
        500  Big V Supermarkets, Inc. (Series B)..........................................  11.00      02/15/04       512,500
      2,515  Pueblo Xtra International, Inc. (Series C)...................................   9.50      08/01/03     2,401,825
                                                                                                                 ------------
                                                                                                                    2,914,325
                                                                                                                 ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

 PRINCIPAL
 AMOUNT IN                                                                                   COUPON    MATURITY
 THOUSANDS                                                                                    RATE       DATE       VALUE
-----------------------------------------------------------------------------------------------------------------------------
             FOOD DISTRIBUTORS (0.7%)
$     2,500  Fleming Companies, Inc. (Series B)...........................................  10.625%    07/31/07  $  2,325,000
                                                                                                                 ------------
             HOTELS/RESORTS (5.7%)
      9,000  Epic Resorts LLC.............................................................  13.00      06/15/05     8,325,000
      5,000  Motels of America, Inc. (Series B)...........................................  12.00      04/15/04     3,200,000
      6,000  Premier Cruises Ltd. - 144A* (b).............................................  11.00      03/15/08     1,380,000
      7,210  Resort At Summerlin (Series B)...............................................  13.00+     12/15/07     6,561,145
                                                                                                                 ------------
                                                                                                                   19,466,145
                                                                                                                 ------------
             INDUSTRIAL SPECIALTIES (1.7%)
      1,325  Indesco International Inc....................................................   9.75      04/15/08       967,250
      1,800  International Wire Group, Inc................................................  11.75      06/01/05     1,872,000
      3,000  Outsourcing Services Group, Inc. (Series B)..................................  10.875     03/01/06     2,850,000
                                                                                                                 ------------
                                                                                                                    5,689,250
                                                                                                                 ------------
             MEDIA CONGLOMERATES (1.4%)
      4,500  Disney (Walt) Co.............................................................  13.50      03/10/00     4,753,935
                                                                                                                 ------------
             MEDICAL SPECIALTIES (2.1%)
      3,600  Mediq Inc./PRN Life Support Services Inc.....................................  11.00      06/01/08     2,808,000
      3,000  Universal Hospital Services, Inc.............................................  10.25      03/01/08     2,640,000
      2,000  Universal Hospital Services, Inc.............................................  10.25      03/01/08     1,700,000
                                                                                                                 ------------
                                                                                                                    7,148,000
                                                                                                                 ------------
             MEDICAL/NURSING SERVICES (0.4%)
      2,500  Pediatric Services of America, Inc. (Series A)...............................  10.00      04/15/08     1,275,000
                                                                                                                 ------------
             MILITARY/GOV'T/TECHNICAL (0.5%)
      1,800  Loral Space & Communications Ltd.............................................   9.50      01/15/06     1,575,000
                                                                                                                 ------------
             OFFICE EQUIPMENT/SUPPLIES (1.1%)
      4,500  Mosler, Inc..................................................................  11.00      04/15/03     3,825,000
                                                                                                                 ------------
             OIL REFINING/MARKETING (0.4%)
      3,000  Transamerican Refining Corp. (Series B) (b)..................................  16.00      06/30/03     1,425,000
                                                                                                                 ------------
             OTHER TELECOMMUNICATIONS (1.1%)
      1,800  Esprit Telecom Group PLC (United Kingdom)....................................  11.50      12/15/07     1,953,000
      1,800  Versatel Telecom (Netherlands)...............................................  13.25      05/15/08     1,881,000
                                                                                                                 ------------
                                                                                                                    3,834,000
                                                                                                                 ------------
             PACKAGE GOODS/COSMETICS (0.9%)
      3,000  J.B. Williams Holdings, Inc..................................................  12.00      03/01/04     3,090,000
                                                                                                                 ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

 PRINCIPAL
 AMOUNT IN                                                                                   COUPON    MATURITY
 THOUSANDS                                                                                    RATE       DATE       VALUE
-----------------------------------------------------------------------------------------------------------------------------
             PRINTING/FORMS (0.7%)
$     2,500  Premier Graphics Inc.........................................................  11.50 %    12/01/05  $  2,350,000
                                                                                                                 ------------
             RESTAURANTS (4.2%)
     20,351  American Restaurant Group Holdings, Inc. - 144A* (c).........................   0.00      12/15/05     6,715,929
      5,000  FRD Acquisition Corp. (Series B).............................................  12.50      07/15/04     4,850,000
      1,800  Friendly Ice Cream Corp......................................................  10.50      12/01/07     1,590,750
      6,000  Planet Hollywood International, Inc. (b).....................................  12.00      04/01/05     1,260,000
                                                                                                                 ------------
                                                                                                                   14,416,679
                                                                                                                 ------------
             RETAIL - SPECIALTY (0.9%)
      2,875  Pantry, Inc..................................................................  10.25      10/15/07     2,889,375
                                                                                                                 ------------
             SERVICES TO THE HEALTH INDUSTRY (0.6%)
      1,800  Unilab Corp..................................................................  11.00      04/01/06     1,980,000
                                                                                                                 ------------
             SPECIALTY FOODS/CANDY (1.3%)
     23,750  Specialty Foods Acquisition Corp. (Series B).................................  13.00++    08/15/05     4,275,000
                                                                                                                 ------------
             TELECOMMUNICATIONS (18.0%)
      7,000  21st Century Telecom Group, Inc..............................................  12.25++    02/15/08     3,045,000
      6,500  Birch Telecom Inc............................................................  14.00      06/15/08     6,207,500
      1,800  Caprock Communications Corp. (Series B)......................................  12.00      07/15/08     1,854,000
      3,680  Covad Communications Group, Inc..............................................  12.50      02/15/09     3,551,200
      3,000  DTI Holdings Inc. - (Series B)...............................................  12.50++    03/01/08     1,320,000
      5,000  e. Spire Communications, Inc.................................................  13.75      07/15/07     4,000,000
      5,000  Facilicom International, Inc. (Series B).....................................  10.50      01/15/08     3,900,000
     16,520  Firstworld Communications, Inc...............................................  13.00++    04/15/08     8,755,600
      2,500  Focal Communications, Corp. (Series B).......................................  12.125++   02/15/08     1,400,000
      3,000  GST Equipment Funding, Inc...................................................  13.25      05/01/07     3,180,000
      1,800  Hyperion Telecommunication, Inc. (Series B)..................................  12.25      09/01/04     1,899,000
     28,500  In-Flight Phone Corp. (Series B) (b).........................................  14.00      05/15/02     3,135,000
      1,800  Level 3 Communications, Inc..................................................   9.125     05/01/08     1,775,250
      1,800  NEXTLINK Communications, Inc.................................................   9.00      03/15/08     1,701,000
      4,000  Onepoint Communications Corp. - 144A*........................................  14.50      06/01/08     2,160,000
      2,500  Pac-West Telecom Inc. - 144A*................................................  13.50      02/01/09     2,493,750
      2,500  Primus Telecommunication Group, Inc. (Series B)..............................   9.875     05/15/08     2,362,500
      3,600  Rhythms Netconnections - 144A*...............................................  12.75      04/15/09     3,384,000

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

 PRINCIPAL
 AMOUNT IN                                                                                   COUPON    MATURITY
 THOUSANDS                                                                                    RATE       DATE       VALUE
-----------------------------------------------------------------------------------------------------------------------------
$     4,000  Startec Global Communications Corp...........................................  12.00 %    05/15/08  $  3,520,000
      1,800  Talton Holdings, Inc. - (Series B)...........................................  11.00      06/30/07     1,701,000
                                                                                                                 ------------
                                                                                                                   61,344,800
                                                                                                                 ------------
             TELECOMMUNICATIONS EQUIPMENT (1.6%)
     10,500  FWT, Inc. (b)................................................................   9.875     11/15/07     1,050,000
      3,500  SBA Communications Corp......................................................  12.00++    03/01/08     2,030,000
      3,500  Spectrasite Holdings, Inc. - 144A*...........................................  12.00++    07/15/08     2,205,000
                                                                                                                 ------------
                                                                                                                    5,285,000
                                                                                                                 ------------
             WIRELESS COMMUNICATIONS (11.9%)
     11,375  Advanced Radio Telecom Corp..................................................  14.00      02/15/07    10,465,000
      1,800  AMSC Acquisition Co., Inc. (Series B)........................................  12.25      04/01/08     1,377,000
        900  Arch Escrow Corp. - 144A*....................................................  13.75      04/15/08       810,000
     19,000  Cellnet Data Systems Inc.....................................................  14.00++    10/01/07     8,360,000
      5,000  Globalstar LP/Capital Corp...................................................  10.75      11/01/04     3,300,000
      1,800  Orbcomm Global LP/Capital Corp. (Series B)...................................  14.00      08/15/04     1,804,500
      3,000  Paging Network, Inc..........................................................  10.125     08/01/07     2,310,000
      2,400  Paging Network, Inc..........................................................  10.00      10/15/08     1,848,000
      4,000  Star Choice Communications, Inc. (Canada)....................................  13.00      12/15/05     4,160,000
      4,500  USA Mobile Communications Holdings, Inc......................................  14.00      11/01/04     4,297,500
      1,800  Winstar Equipment Corp.......................................................  12.50      03/15/04     1,890,000
                                                                                                                 ------------
                                                                                                                   40,622,000
                                                                                                                 ------------

             TOTAL CORPORATE BONDS
             (IDENTIFIED COST $390,363,127)....................................................................   326,532,135
                                                                                                                 ------------

 NUMBER OF
  SHARES
-----------
             COMMON STOCKS (d) (1.0%)
             CASINO/GAMBLING (0.0%)
      2,000  Fitzgerald Gaming Corp...............................................................                    --
                                                                                                                 ------------
             CLOTHING/SHOE/ACCESSORY STORES (0.2%)
  1,310,596  County Seat Store Corp. (c)..........................................................                    442,981
                                                                                                                 ------------
             HOTELS/RESORTS (0.0%)
      2,000  Motels of America, Inc. - 144A*......................................................                      2,000
     71,890  Vagabond Inns, Inc. (Class D) (a)....................................................                    --
                                                                                                                 ------------
                                                                                                                        2,000
                                                                                                                 ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

 NUMBER OF
  SHARES                                                                                                            VALUE
-----------------------------------------------------------------------------------------------------------------------------
             MEDICAL/NURSING SERVICES (0.7%)
    418,663  Raintree Healthcare Corp. (c)........................................................               $  2,260,780
                                                                                                                 ------------
             MOTOR VEHICLES (0.0%)
         87  Northern Holdings Industrial Corp. * (c).............................................                    --
                                                                                                                 ------------
             RESTAURANTS (0.0%)
      7,750  American Restaurant Group Holdings, Inc. - 144A*.....................................                    --
                                                                                                                 ------------
             SPECIALTY FOODS/CANDY (0.0%)
    120,000  Specialty Foods Acquisition Corp. - 144A*............................................                     60,000
                                                                                                                 ------------
             TEXTILES (0.1%)
    298,461  U.S. Leather, Inc. (c)...............................................................                    447,862
                                                                                                                 ------------

             TOTAL COMMON STOCKS
             (IDENTIFIED COST $24,062,977)........................................................                  3,213,623
                                                                                                                 ------------

             PREFERRED STOCKS (0.5%)
             OIL REFINING/MARKETING (0.0%)
      5,266  Transamerican Refining Corp. (Conv.) (Class B)*......................................                        316
      2,896  Transamerican Refining Corp. (Conv.) (Class C)*......................................                        162
      7,635  Transamerican Refining Corp. (Conv.) (Class D)*......................................                        405
     15,797  Transamerican Refining Corp. (Conv.) (Class E)*......................................                        995
                                                                                                                 ------------
                                                                                                                        1,878
                                                                                                                 ------------
             RESTAURANTS (0.5%)
      1,680  American Restaurant Group Holdings, Inc. (Series B)..................................                  1,680,000
                                                                                                                 ------------

             TOTAL PREFERRED STOCKS
             (IDENTIFIED COST $1,681,863).........................................................                  1,681,878
                                                                                                                 ------------

 NUMBER OF                                                                              EXPIRATION
 WARRANTS                                                                                  DATE
-----------                                                                             ----------
             WARRANTS (d) (0.4%)
             AEROSPACE (0.0%)
      1,500  Sabreliner Corp. - 144A*.................................................   04/15/03         15,000
                                                                                                    ------------
             BROADCAST/MEDIA (0.0%)
     12,524  Mentus Media Corp. - 144A*...............................................   02/01/08            125
                                                                                                    ------------
             CASINO/GAMBLING (0.0%)
    100,000  Aladdin Gaming Enterprises, Inc. - 144A*.................................   03/01/10          1,000
                                                                                                    ------------
             CONSUMER/BUSINESS SERVICES (0.0%)
     42,250  Comforce Corp. - 144A*...................................................   12/01/09         10,563
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

 NUMBER OF                                                                              EXPIRATION
 WARRANTS                                                                                  DATE        VALUE
----------------------------------------------------------------------------------------------------------------
             HOTELS/RESORTS (0.0%)
      9,000  Epic Resorts LLC - 144A*.................................................   06/15/05   $    --
      6,000  Resort At Summerlin - 144A*..............................................   12/15/07        --
                                                                                                    ------------
                                                                                                         --
                                                                                                    ------------
             OIL & GAS PRODUCTION (0.0%)
     39,665  Gothic Energy Corp.......................................................   01/00/00            397
                                                                                                    ------------
             OIL REFINING/MARKETING (0.0%)
      3,000  Transamerican Refining Corp..............................................   06/30/03        --
                                                                                                    ------------
             OTHER TELECOMMUNICATIONS (0.0%)
      2,500  Versatel Telecom - 144A* (Netherlands)...................................   05/15/08        125,045
                                                                                                    ------------
             RESTAURANTS (0.0%)
      1,500  American Restaurant Group Holdings, Inc. - 144A*.........................   08/15/00        --
                                                                                                    ------------
             TELECOMMUNICATIONS (0.3%)
      6,500  Birch Telecom Inc. - 144A*...............................................   01/00/00         32,500
     15,000  DTI Holdings Inc. - 144A*................................................   03/01/08            300
     16,520  Firstworld Communications, Inc. - 144A*..................................   04/15/08        826,000
      4,000  Onepoint Communications Corp. - 144A*....................................   06/01/08          4,000
      4,000  Startec Global Communications Corp. - 144A*..............................   05/15/08          4,000
                                                                                                    ------------
                                                                                                         866,800
                                                                                                    ------------
             WIRELESS COMMUNICATIONS (0.1%)
      1,800  American Mobile Satellite Corp. - 144A*..................................   04/01/08         72,000
     92,640  Star Choice Communications, Inc. - 144A* (Canada)........................   12/15/05        223,262
                                                                                                    ------------
                                                                                                         295,262
                                                                                                    ------------

             TOTAL WARRANTS
             (IDENTIFIED COST $489,771)...........................................................     1,314,192
                                                                                                    ------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-----------
             SHORT-TERM INVESTMENT (0.4%)
             REPURCHASE AGREEMENT (0.4%)
$     1,361  The Bank of New York 4.63% due 07/01/99 (dated 06/30/99; proceeds $1,361,142) (e)
               (IDENTIFIED COST $1,360,967).......................................................     1,360,967
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

                                                                                                       VALUE
----------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
(IDENTIFIED COST $417,958,705) (F)........................................................   98.2 %   334,102,795

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    1.8       6,291,182
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 340,393,977
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

 *   Resale is restricted to qualified institutional investors.
 +   Payment-in-kind security.
++ Currently a zero coupon bond and will pay interest at the rate shown at a future specified date.
(a)  Issuer in bankruptcy.
(b)  Non-income producing security; bond in default.
(c)  Acquired through exchange offer.
(d)  Non-income producing securities.
(e) Collateralized by $1,187,677 U.S. Treasury Bill 0.00% due 07/29/99 valued at $1,184,789 and $176,149 U.S. Treasury Bond 7.50% due 11/15/24 valued at
     $203,398.
(f) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $6,973,403 and the aggregate gross unrealized depreciation is $90,829,313, resulting in net unrealized depreciation of $83,855,910.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - UTILITIES
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (89.4%)
           ELECTRIC UTILITIES (37.5%)
  85,000   AES Corp.*.............................................................................  $  4,940,625
 135,000   Carolina Power & Light Co..............................................................     5,779,687
 130,000   Central & South West Corp..............................................................     3,038,750
 215,865   CINergy Corp...........................................................................     6,907,680
 215,000   CMS Energy Corp........................................................................     9,003,125
 130,000   Consolidated Edison, Inc...............................................................     5,882,500
 210,000   Constellation Energy Group.............................................................     6,221,250
 337,500   DPL, Inc...............................................................................     6,201,562
 222,500   DQE, Inc...............................................................................     8,927,812
 130,000   DTE Energy Co..........................................................................     5,200,000
 141,216   Duke Energy Corp.......................................................................     7,678,620
 140,000   Edison International...................................................................     3,745,000
 220,000   Energy East Corp.......................................................................     5,720,000
 200,000   Entergy Corp...........................................................................     6,250,000
 150,000   FPL Group, Inc.........................................................................     8,193,750
 150,000   GPU, Inc...............................................................................     6,328,125
 125,000   Hawaiian Electric Industries, Inc......................................................     4,437,500
 215,000   Illinova Corp..........................................................................     5,858,750
 440,000   IPALCO Enterprises, Inc................................................................     9,322,500
 120,000   Kansas City Power & Light Co...........................................................     3,060,000
  39,200   Metzler Group, Inc. (The)*.............................................................     1,080,450
 135,000   Montana Power Co.......................................................................     9,517,500
 195,000   New Century Energies, Inc..............................................................     7,568,437
 115,000   New England Electric System............................................................     5,764,375
 320,000   NiSource Inc...........................................................................     8,260,000
 100,000   OGE Energy Corp........................................................................     2,375,000
 225,000   PacifiCorp.............................................................................     4,134,375
 220,000   Pinnacle West Capital Corp.............................................................     8,855,000
  55,000   Potomac Electric Power Co..............................................................     1,619,063
 210,000   Public Service Company of New Mexico...................................................     4,173,750
 115,000   Public Service Enterprise Group, Inc...................................................     4,700,625
 200,000   Reliant Energy, Inc....................................................................     5,525,000
 215,000   SCANA Corp.............................................................................     5,025,625
 275,000   Southern Co............................................................................     7,287,500
 161,500   Texas Utilities Co.....................................................................     6,661,875
 120,000   USEC Inc...............................................................................     1,785,000
 190,000   Western Resources, Inc.................................................................     5,058,750
 200,000   Wisconsin Energy Corp..................................................................     5,012,500
                                                                                                    ------------
                                                                                                     217,102,061
                                                                                                    ------------
           ENERGY (9.1%)
 153,625   Burlington Resources, Inc..............................................................     6,644,281
  50,000   Columbia Energy Group..................................................................     3,134,375
 230,460   El Paso Energy Corp....................................................................     8,109,311
 183,250   Enron Corp.............................................................................    14,980,688
 250,000   Questar Corp...........................................................................     4,781,250

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
 120,000   Sempra Energy..........................................................................  $  2,715,000
 295,000   Williams Companies, Inc................................................................    12,555,938
                                                                                                    ------------
                                                                                                      52,920,843
                                                                                                    ------------
           TELECOMMUNICATIONS (42.8%)
 201,932   ALLTEL Corp............................................................................    14,438,138
 243,177   AT&T Corp..............................................................................    13,572,316
 200,000   BCE, Inc. (Canada).....................................................................     9,862,500
 154,320   Bell Atlantic Corp.....................................................................    10,088,670
 190,000   Cable & Wireless PLC (ADR) (United Kingdom)............................................     7,528,750
 298,750   CenturyTel Inc.........................................................................    11,875,313
  80,000   Cincinnati Bell, Inc...................................................................     1,995,000
 260,000   Ericsson (L.M.) Telefonaktiebolaqet (ADR) (Sweden).....................................     8,547,500
  91,100   Esat Telecom Group PLC (ADR) (Ireland)*................................................     3,962,850
 170,000   Frontier Corp..........................................................................    10,030,000
  55,000   Global Telesystems Group, Inc.*........................................................     4,451,563
 140,000   GTE Corp...............................................................................    10,605,000
  67,968   Lucent Technologies Inc................................................................     4,583,592
 259,109   MCI WorldCom, Inc......................................................................    22,283,374
 130,000   MediaOne Group, Inc.*..................................................................     9,668,750
 331,508   Qwest Communications International, Inc.*..............................................    10,960,483
 205,000   RCN Corp.*.............................................................................     8,533,125
 318,946   SBC Communications, Inc................................................................    18,498,868
 240,000   Sprint Corp. (FON Group)...............................................................    12,675,000
  60,000   Sprint Corp. (PCS Group)*..............................................................     3,427,500
 130,000   Tele Danmark AS (ADR) (Denmark)........................................................     3,347,500
 120,000   Telecom Corp.of New Zealand Ltd. (ADR) (New Zealand)...................................     4,192,500
  85,000   Telefonos de Mexico S.A. (Series L) (ADR) (Mexico).....................................     6,869,063
 120,000   Telephone & Data Systems, Inc..........................................................     8,767,500
  51,500   Telstra Corp. Ltd. (ADR) (Australia)...................................................     5,896,750
 112,867   U.S. West, Inc.........................................................................     6,630,936
  55,000   Vodafone AirTouch PLC (ADR) (United Kingdom)...........................................    10,835,000
  20,000   VoiceStream Wireless Corp.*............................................................       568,750
  77,700   Winstar Communications, Inc.*..........................................................     3,787,875
                                                                                                    ------------
                                                                                                     248,484,166
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $284,479,187).........................................................   518,507,070
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - UTILITIES
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                      VALUE
--------------------------------------------------------------------------------------------------------
           CORPORATE BONDS (8.0%)
           ELECTRIC UTILITIES (4.9%)
$  2,250   Consumers Energy Co.
             6.875% due 03/01/18..........................................................  $  2,123,033
   2,000   Empresa Nacional de Electricidad Chile 8.125% due 02/01/97.....................     1,610,620
   3,000   Indianapolis Power Co.
             7.05% due 02/01/24...........................................................     2,774,340
   2,500   National Rural Utilities Cooperative Finance Corp. 5.70% due 01/15/10..........     2,293,450
   2,000   National Rural Utilities Cooperative Finance Corp. 5.75% due 11/01/08..........     1,856,260
   2,500   Niagara Mohawk Power Corp. 8.00% due 06/01/04..................................     2,616,350
   1,500   Northern States Power Co. 6.50% due 03/01/28...................................     1,358,505
   2,125   Public Service Electric & Gas Co. 6.75% due 01/01/16...........................     2,049,796
   3,000   Public Service Electric & Gas Co. 7.00% due 09/01/24...........................     2,804,430
   2,000   South Carolina Electric & Gas Co. 7.625% due 06/01/23..........................     1,975,340
   2,000   Southwestern Public Service 8.50% due 02/15/25.................................     2,122,040
   5,000   Wisconsin Electric Power Co. 7.125% due 03/15/16...............................     4,737,050
                                                                                            ------------
                                                                                              28,321,214
                                                                                            ------------
           ENERGY (1.0%)
   3,000   Coastal Corp.
             7.75% due 10/15/35...........................................................     3,003,840
   2,000   Panhandle Eastern Corp.
             8.625% due 04/15/25..........................................................     2,126,500
     500   Panhandle Holding Co.
             7.00 due 07/15/29............................................................       457,195
                                                                                            ------------
                                                                                               5,587,535
                                                                                            ------------
           TELECOMMUNICATIONS (2.1%)
   2,000   360 DEG. Communications Co.
             6.65% due 01/15/08...........................................................     1,960,300
   2,000   GTE Corp.
             7.90% due 02/01/27...........................................................     2,025,100
   2,000   GTE North Inc.
             5.65% due 11/15/08...........................................................     1,838,280
     500   LCI International, Inc.
             7.25% due 06/15/07...........................................................       484,990
   2,000   Lucent Technologies Inc.
             6.45% due 03/15/29...........................................................     1,835,580
   2,000   Sprint Capital Corp.
             6.875% due 11/15/28..........................................................     1,824,260

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                      VALUE
--------------------------------------------------------------------------------------------------------
$  2,000   Sprint Corp.
             9.25% due 04/15/22...........................................................  $  2,357,320
                                                                                            ------------
                                                                                              12,325,830
                                                                                            ------------

           TOTAL CORPORATE BONDS
           (IDENTIFIED COST $47,879,843)..................................................    46,234,579
                                                                                            ------------

           U.S. GOVERNMENT AGENCY (0.2%)
      50   Tennessee Valley Authority 8.00% due 03/31/45
             (IDENTIFIED COST $1,250,000).................................................     1,262,500
                                                                                            ------------

           SHORT-TERM INVESTMENTS (2.0%)
           U.S. GOVERNMENT AGENCY (a) (1.9%)
  11,300   Federal Home Loan Banks
             4.60% due 07/01/99 (AMORTIZED COST $11,300,000)..............................    11,300,000
                                                                                            ------------

           REPURCHASE AGREEMENT (0.1%)
     309   The Bank of New York 4.625% due 07/01/99 (dated 06/30/99; proceeds $308,988)
             (b) (IDENTIFIED COST $308,948)...............................................       308,948
                                                                                            ------------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $11,608,948)..................................................    11,608,948
                                                                                            ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $345,217,978) (c)........................................................   99.6 %   577,613,097

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................................    0.4       2,510,643
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 580,123,740
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $318,931 U.S. Treasury Bill 4.71% due 09/30/99 valued at $315,127.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $238,262,060 and the aggregate gross unrealized depreciation is $5,866,941, resulting in net unrealized appreciation of $232,395,119.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - INCOME BUILDER PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (47.0%)
           ACCIDENT & HEALTH INSURANCE (0.8%)
  20,400   Torchmark Corp..........................................................................  $   696,150
                                                                                                     -----------
           APPAREL (0.8%)
  27,000   Kellwood Co.............................................................................      732,375
                                                                                                     -----------
           AUTO PARTS: O.E.M. (2.4%)
  15,500   Dana Corp...............................................................................      713,969
  37,140   Delphi Automotive Systems Corp..........................................................      689,411
  10,700   Johnson Controls, Inc...................................................................      741,644
                                                                                                     -----------
                                                                                                       2,145,024
                                                                                                     -----------
           BUILDING MATERIALS (0.9%)
  15,800   Vulcan Materials Co.....................................................................      762,350
                                                                                                     -----------
           BUILDING PRODUCTS (0.9%)
  13,000   Armstrong World Industries, Inc.........................................................      751,562
                                                                                                     -----------
           CLOTHING/SHOE/ACCESSORY STORES (0.8%)
  15,200   Limited (The), Inc......................................................................      689,700
                                                                                                     -----------
           CONSUMER ELECTRONICS/APPLIANCES (0.9%)
  10,400   Whirlpool Corp..........................................................................      769,600
                                                                                                     -----------
           CONSUMER SUNDRIES (0.9%)
  25,000   American Greetings Corp. (Class A)......................................................      753,125
                                                                                                     -----------
           CONTAINERS/PACKAGING (0.8%)
  23,000   Crown Cork & Seal Co., Inc..............................................................      655,500
                                                                                                     -----------
           ELECTRIC UTILITIES (2.4%)
  18,000   Public Service Enterprise Group, Inc....................................................      735,750
  23,500   Reliant Energy, Inc.....................................................................      649,187
  32,000   TECO Energy, Inc........................................................................      728,000
                                                                                                     -----------
                                                                                                       2,112,937
                                                                                                     -----------
           ELECTRONIC DATA PROCESSING (0.8%)
  18,874   Unisys Corp.*...........................................................................      734,923
                                                                                                     -----------
           FINANCE COMPANIES (2.5%)
  17,000   Associates First Capital Corp. (Class A)................................................      753,312
  10,500   Fannie Mae..............................................................................      717,937
  16,000   SLM Holding Corp........................................................................      733,000
                                                                                                     -----------
                                                                                                       2,204,249
                                                                                                     -----------
           FOOD DISTRIBUTORS (0.8%)
  28,500   Supervalu, Inc..........................................................................      732,094
                                                                                                     -----------
           HOME BUILDING (0.8%)
  27,500   Fleetwood Enterprises, Inc..............................................................      727,031
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           INVESTMENT MANAGERS (0.2%)
     967   Waddell & Reed Financial, Inc. (Class A)................................................  $    26,532
   4,163   Waddell & Reed Financial, Inc. (Class B)................................................      112,401
                                                                                                     -----------
                                                                                                         138,933
                                                                                                     -----------
           LIFE INSURANCE (2.4%)
  23,000   Conseco, Inc............................................................................      700,062
  10,000   Jefferson-Pilot Corp....................................................................      661,875
  14,400   Lincoln National Corp...................................................................      753,300
                                                                                                     -----------
                                                                                                       2,115,237
                                                                                                     -----------
           MAJOR BANKS (0.7%)
  20,000   KeyCorp.................................................................................      642,500
                                                                                                     -----------
           MAJOR CHEMICALS (2.5%)
   5,600   Dow Chemical Co.........................................................................      710,500
  19,000   Hercules, Inc...........................................................................      746,937
  16,300   Rohm & Haas Co..........................................................................      698,862
                                                                                                     -----------
                                                                                                       2,156,299
                                                                                                     -----------
           MAJOR PHARMACEUTICALS (0.9%)
  15,300   Schering-Plough Corp....................................................................      810,900
                                                                                                     -----------
           MAJOR U.S. TELECOMMUNICATIONS (3.5%)
  12,550   AT&T Corp...............................................................................      700,447
  12,500   Bell Atlantic Corp......................................................................      817,188
  10,400   GTE Corp................................................................................      787,800
  13,000   U.S. West, Inc..........................................................................      763,750
                                                                                                     -----------
                                                                                                       3,069,185
                                                                                                     -----------
           MARINE TRANSPORTATION (0.9%)
  26,200   Tidewater, Inc..........................................................................      799,100
                                                                                                     -----------
           MEAT/POULTRY/FISH (0.8%)
  18,300   Hormel Foods Corp.......................................................................      736,575
                                                                                                     -----------
           MID - SIZED BANKS (0.7%)
  17,000   First Tennessee National Corp...........................................................      651,313
                                                                                                     -----------
           MOTOR VEHICLES (2.3%)
   7,500   DaimlerChrysler AG (Germany)............................................................      666,563
  12,100   Ford Motor Co...........................................................................      682,894
  10,500   General Motors Corp.....................................................................      693,000
                                                                                                     -----------
                                                                                                       2,042,457
                                                                                                     -----------
           MULTI-SECTOR COMPANIES (0.8%)
  29,000   Tenneco, Inc............................................................................      692,375
                                                                                                     -----------
           NATURAL GAS (0.8%)
  12,200   Consolidated Natural Gas Co.............................................................      741,150
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - INCOME BUILDER PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           NEWSPAPERS (0.3%)
  24,002   Hollinger International, Inc. (Class A).................................................  $   285,024
                                                                                                     -----------
           OIL REFINING/MARKETING (0.8%)
  16,300   Ashland, Inc............................................................................      654,038
                                                                                                     -----------
           PAINTS/COATINGS (0.7%)
  10,900   PPG Industries, Inc.....................................................................      643,781
                                                                                                     -----------
           REAL ESTATE INVESTMENT TRUSTS (5.9%)
   5,100   Boykin Lodging Co.......................................................................       78,413
  10,000   Camden Property Trust...................................................................      277,500
  30,000   Equity One, Inc.........................................................................      296,250
  10,000   First Industrial Realty Trust, Inc......................................................      274,375
  23,750   Healthcare Realty Trust, Inc............................................................      498,750
  12,600   LTC Properties, Inc.....................................................................      163,800
  16,600   Meditrust Corp. (Paired Shares).........................................................      216,838
  26,780   MeriStar Hospitality Corp...............................................................      600,876
  79,047   Mid-Atlantic Realty Trust...............................................................      879,398
  15,000   Reckson Associates Realty Corp..........................................................      352,500
  74,200   Sunstone Hotel Investors, Inc...........................................................      630,700
  19,500   Tanger Factory Outlet Centers, Inc......................................................      507,000
  14,500   TriNet Corporate Realty Trust, Inc......................................................      401,469
                                                                                                     -----------
                                                                                                       5,177,869
                                                                                                     -----------
           RENTAL/LEASING COMPANIES (0.8%)
  25,600   Ryder System, Inc.......................................................................      665,600
                                                                                                     -----------
           SAVINGS & LOAN ASSOCIATIONS (2.3%)
  23,800   TCF Financial Corp......................................................................      663,425
  31,800   Washington Federal, Inc.................................................................      711,525
  19,000   Washington Mutual, Inc..................................................................      672,125
                                                                                                     -----------
                                                                                                       2,047,075
                                                                                                     -----------
           SMALLER BANKS (0.8%)
  12,000   Wilmington Trust Corp...................................................................      688,500
                                                                                                     -----------
           STEEL/IRON ORE (0.8%)
  26,500   USX-U.S. Steel Group....................................................................      715,500
                                                                                                     -----------
           TOBACCO (1.6%)
  17,300   Philip Morris Companies, Inc............................................................      695,244
  23,500   UST, Inc................................................................................      687,375
                                                                                                     -----------
                                                                                                       1,382,619
                                                                                                     -----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $38,641,617)...........................................................   41,322,650
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------

           CONVERTIBLE PREFERRED STOCKS (22.9%)
           APPAREL (0.4%)
  10,000   Warnaco Group, Inc. $3.00...............................................................  $   370,000
                                                                                                     -----------
           AUTO PARTS: O.E.M. (0.2%)
  12,000   BTI Capital Trust $3.25 - 144A**........................................................       60,000
   3,700   Walbro Capital Trust $2.00..............................................................       98,050
                                                                                                     -----------
                                                                                                         158,050
                                                                                                     -----------
           BOOKS/MAGAZINES (1.0%)
  25,000   Reader's Digest Association, Inc. $1.93.................................................      925,000
                                                                                                     -----------
           CABLE TELEVISION (1.6%)
   4,400   EchoStar Communications Corp. (Series C) $3.38..........................................    1,368,400
                                                                                                     -----------
           COMPUTER SOFTWARE (0.9%)
   8,000   Microsoft Corp. (Series A) $2.20........................................................      799,500
                                                                                                     -----------
           CONTAINERS/PACKAGING (1.4%)
  20,000   Sealed Air Corp. (Series A) $2.00.......................................................    1,250,000
                                                                                                     -----------
           HOME FURNISHINGS (0.8%)
  12,000   Newell Financial Trust I $2.63..........................................................      667,500
                                                                                                     -----------
           INDUSTRIAL MACHINERY/COMPONENTS (0.9%)
  28,000   Ingersoll-Rand Co. $1.69................................................................      840,000
                                                                                                     -----------
           INTERNATIONAL BANKS (1.8%)
  30,200   National Australia Bank, Ltd. $1.97 (Australia) (Units)++...............................      917,325
  19,500   WBK Strypes Trust $3.14.................................................................      631,312
                                                                                                     -----------
                                                                                                       1,548,637
                                                                                                     -----------
           INVESTMENT BANKERS/ BROKERS/SERVICES (0.4%)
  15,940   Merrill Lynch & Co., Inc. $2.39 (exchangeable into IMC Global, Inc. common stock).......      325,774
                                                                                                     -----------
           LIFE INSURANCE (0.6%)
   2,500   American Heritage Life Investment Corp. $4.25...........................................      165,312
  15,000   AmerUs Life Holdings, Inc. $2.21........................................................      408,750
                                                                                                     -----------
                                                                                                         574,062
                                                                                                     -----------
           MILITARY/GOV'T/TECHNICAL (0.7%)
  12,330   Loral Space & Communications Ltd. (Series C) $3.00 (Bermuda)............................      621,901
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - INCOME BUILDER PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           MOVIES/ENTERTAINMENT (1.1%)
  14,000   Premier Parks, Inc. $4.05...............................................................  $   952,000
                                                                                                     -----------
           OIL REFINING/MARKETING (1.5%)
  50,000   Tesoro Petroleum Corp. $1.16............................................................      787,500
  35,000   USX Corp. $1.44 (exchangeable into RTI International Metals, Inc. common stock).........      520,625
                                                                                                     -----------
                                                                                                       1,308,125
                                                                                                     -----------
           OTHER CONSUMER SERVICES (0.8%)
  20,000   Cendant Corp. $3.75.....................................................................      688,750
                                                                                                     -----------
           OTHER TELECOMMUNICATIONS (1.0%)
   4,000   Globalstar Telecommunications Ltd. $4.00................................................      229,752
  19,400   Metromedia International Group, Inc. $3.63..............................................      676,575
                                                                                                     -----------
                                                                                                         906,327
                                                                                                     -----------
           PACKAGE GOODS/COSMETICS (1.3%)
  13,000   Estee Lauder Co. $3.80..................................................................    1,121,250
                                                                                                     -----------
           PROPERTY - CASUALTY INSURERS (0.5%)
  40,000   Philadelphia Consolidated Holding Co. $0.70.............................................      415,000
                                                                                                     -----------
           RAILROADS (0.7%)
  11,400   Union Pacific Capital Trust $3.13.......................................................      585,937
                                                                                                     -----------
           REAL ESTATE INVESTMENT TRUSTS (2.3%)
  20,000   Apartment Investment & Management Co. (Series K) $2.00..................................      538,750
   9,000   Equity Residential Properties Trust (Series E) $1.75....................................      227,250
   1,085   Equity Residential Properties Trust (Series J) $2.15....................................       30,380
  14,130   FelCor Lodging Trust, Inc. (Series A) $1.95.............................................      287,016
  40,000   SL Green Realty Corp. $2.00.............................................................      907,500
                                                                                                     -----------
                                                                                                       1,990,896
                                                                                                     -----------
           SMALLER BANKS (1.0%)
  30,000   CNB Capital Trust I $1.50...............................................................      905,625
                                                                                                     -----------
           TELECOMMUNICATIONS EQUIPMENT (1.0%)
   4,500   Qualcomm Financial Trust $2.88..........................................................      909,562
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           UNREGULATED POWER GENERATION (1.0%)
  19,000   CalEnergy Capital Trust III $3.25.......................................................  $   893,000
                                                                                                     -----------

           TOTAL CONVERTIBLE PREFERRED STOCKS
           (IDENTIFIED COST $18,662,901)...........................................................   20,125,296
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           CORPORATE BONDS (24.4%)
           CONVERTIBLE BONDS (8.6%)
           ASSISTED LIVING SERVICES (0.8%)
$    680   American Retirement Corp. 5.75% due 10/01/02............................................      516,800
     245   Emeritus Corp. - 144A** 6.25% due 01/01/06..............................................      162,315
                                                                                                     -----------
                                                                                                         679,115
                                                                                                     -----------
           AUTO PARTS: O.E.M. (0.3%)
     350   MascoTech, Inc. 4.50% due 12/15/03......................................................      288,750
                                                                                                     -----------
           CELLULAR TELEPHONE (0.2%)
     400   U.S. Cellular Corp. 0.00% due 06/15/15..................................................      210,872
                                                                                                     -----------
           CLOTHING/SHOE/ACCESSORY STORES (1.8%)
     890   Genesco Inc. 5.50% due 04/15/05.........................................................      816,023
     765   Nine West Group, Inc. 5.50% due 07/15/03................................................      765,000
                                                                                                     -----------
                                                                                                       1,581,023
                                                                                                     -----------
           INDUSTRIAL MACHINERY/COMPONENTS (0.2%)
     200   Thermo Fibertek, Inc. - 144A** 4.50% due 07/15/04.......................................      168,000
                                                                                                     -----------
           MAJOR U.S. TELECOMMUNICATIONS (2.4%)
     800   Bell Atlantic Financial Service - 144A** 4.25% due 09/15/05 (exchangeable into Cable &
             Wireless Communications common stock).................................................      808,000
   1,300   Bell Atlantic Financial Service - 144A** 5.75% due 04/01/03 (exchangeable into Telecom
             Corporation of New Zealand common stock)..............................................    1,334,528
                                                                                                     -----------
                                                                                                       2,142,528
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - INCOME BUILDER PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           PRECISION INSTRUMENTS (0.1%)
$    100   Thermo Optek Inc. - 144A** 5.00% due 10/15/00...........................................  $    98,750
                                                                                                     -----------
           REAL ESTATE INVESTMENT TRUSTS (0.9%)
     350   Capstar Hotel Corp.
             4.75% due 10/15/04....................................................................      260,971
     575   Healthcare Realty Trust
             6.55% due 03/14/02....................................................................      511,842
                                                                                                     -----------
                                                                                                         772,813
                                                                                                     -----------
           RENTAL/LEASING COMPANIES (1.1%)
   1,000   Financial Federal Corp.
             4.50% due 05/01/05....................................................................      934,520
                                                                                                     -----------
           SERVICES TO THE HEALTH INDUSTRY (0.8%)
     800   Concentra Managed Care, Inc. 4.50% due 03/15/03.........................................      752,496
                                                                                                     -----------
           TOTAL CONVERTIBLE BONDS
           (IDENTIFIED COST $7,907,625)............................................................    7,628,867
                                                                                                     -----------

           NON-CONVERTIBLE BONDS (15.8%)
           BROADCASTING (1.9%)
     600   EZ Communications, Inc.
             9.75% due 12/01/05....................................................................      650,670
   1,000   Young Broadcasting Corp.
             11.75% due 11/15/04...................................................................    1,060,000
                                                                                                     -----------
                                                                                                       1,710,670
                                                                                                     -----------
           BUILDING MATERIALS (0.6%)
     500   USG Corp. (Series B)
             9.25% due 09/15/01....................................................................      526,660
                                                                                                     -----------
           ELECTRONIC DATA PROCESSING (2.2%)
   1,750   Unisys Corp. (Series B)
             12.00% due 04/15/03...................................................................    1,911,875
                                                                                                     -----------
           MEDICAL/NURSING SERVICES (0.8%)
     700   Healthsouth Corp.
             9.50% due 04/01/01....................................................................      714,000
                                                                                                     -----------
           METALS FABRICATIONS (0.7%)
     600   Ivaco, Inc. (Canada)
             11.50% due 09/15/05...................................................................      618,750
                                                                                                     -----------
           OTHER METALS/MINERALS (3.0%)
   2,500   Cyprus Amax Minerals Co.
             10.125% due 04/01/02..................................................................    2,641,000
                                                                                                     -----------
           OTHER TELECOMMUNICATIONS (1.5%)
   1,150   Sprint Spectrum L.P.
             11.00% due 08/15/06...................................................................    1,303,571
                                                                                                     -----------
           PAPER (1.0%)
     800   SD Warren Co. (Series B)
             12.00% due 12/15/04...................................................................      858,000
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           PRINTING/FORMS (0.8%)
$    800   Big Flower Press, Inc.
             8.875% due 07/01/07...................................................................  $   752,000
                                                                                                     -----------
           SPECIALTY CHEMICALS (2.3%)
   1,875   Huntsman Polymers Corp.
             11.75% due 12/01/04...................................................................    1,985,156
                                                                                                     -----------
           TEXTILES (1.0%)
     862   Dan River, Inc.
             10.125% due 12/15/03..................................................................      879,240
                                                                                                     -----------

           TOTAL NON-CONVERTIBLE BONDS
           (IDENTIFIED COST $14,287,020)...........................................................   13,900,922
                                                                                                     -----------

           TOTAL CORPORATE BONDS
           (IDENTIFIED COST $22,194,645)...........................................................   21,529,789
                                                                                                     -----------

           SHORT-TERM INVESTMENT (a) (4.3%)
           U.S. GOVERNMENT AGENCY
   3,800   Federal Home Loan Banks 4.60% due 07/01/99 (AMORTIZED COST $3,800,000)..................    3,800,000
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $83,299,163) (B)..........................................................   98.6 % $ 86,777,735

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES.............................................    1.4      1,189,319
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $ 87,967,054
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
++ Consists of one or more class of securities traded together as a unit; stocks with attached warrants.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $8,877,148 and the aggregate gross unrealized depreciation is $5,398,576, resulting in net unrealized appreciation of $3,478,572.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - DIVIDEND GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)

NUMBER OF
  SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
            COMMON STOCKS (75.5%)
            AEROSPACE (2.0%)
   232,000  Goodrich (B.F.) Co. (The)...........................................................  $    9,860,000
   253,000  Lockheed Martin Corp................................................................       9,424,250
   400,000  United Technologies Corp............................................................      28,675,000
                                                                                                  --------------
                                                                                                      47,959,250
                                                                                                  --------------
            ALUMINUM (1.4%)
   242,000  Alcan Aluminium Ltd. (Canada).......................................................       7,728,875
   440,000  Alcoa Inc...........................................................................      27,225,000
                                                                                                  --------------
                                                                                                      34,953,875
                                                                                                  --------------
            APPAREL (0.2%)
   121,100  VF Corp.............................................................................       5,177,025
                                                                                                  --------------
            AUTO PARTS: O.E.M. (2.7%)
   139,300  Dana Corp...........................................................................       6,416,506
 1,481,654  Delphi Automotive Systems Corp......................................................      27,503,202
    60,600  Johnson Controls, Inc...............................................................       4,200,337
   512,000  TRW Inc.............................................................................      28,096,000
                                                                                                  --------------
                                                                                                      66,216,045
                                                                                                  --------------
            AUTOMOTIVE AFTERMARKET (1.1%)
   452,300  Goodyear Tire & Rubber Co...........................................................      26,600,894
                                                                                                  --------------
            BEVERAGES - NON-ALCOHOLIC (1.2%)
    22,000  Coca Cola Co........................................................................       1,375,000
   740,000  PepsiCo, Inc........................................................................      28,628,750
                                                                                                  --------------
                                                                                                      30,003,750
                                                                                                  --------------
            BUILDING PRODUCTS (0.2%)
    64,200  Armstrong World Industries, Inc.....................................................       3,711,562
                                                                                                  --------------
            COMPUTER HARDWARE (1.1%)
   208,000  International Business Machines Corp................................................      26,884,000
                                                                                                  --------------
            CONSTRUCTION/AGRICULTURAL EQUIPMENT/TRUCKS (2.3%)
   463,000  Caterpillar, Inc....................................................................      27,780,000
   742,400  Deere & Co..........................................................................      29,417,600
                                                                                                  --------------
                                                                                                      57,197,600
                                                                                                  --------------
            CONSUMER ELECTRONICS/APPLIANCES (0.5%)
   160,000  Whirlpool Corp......................................................................      11,840,000
                                                                                                  --------------
            CONTAINERS/PACKAGING (0.2%)
   198,700  Crown Cork & Seal Co., Inc..........................................................       5,662,950
                                                                                                  --------------

NUMBER OF
  SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
            DEPARTMENT STORES (2.2%)
   663,800  May Department Stores Co............................................................  $   27,132,825
   598,500  Sears, Roebuck & Co.................................................................      26,670,656
                                                                                                  --------------
                                                                                                      53,803,481
                                                                                                  --------------
            DISCOUNT CHAINS (0.2%)
    85,800  Dayton Hudson Corp..................................................................       5,577,000
                                                                                                  --------------
            DIVERSIFIED ELECTRONIC PRODUCTS (0.5%)
   106,000  Honeywell, Inc......................................................................      12,282,750
                                                                                                  --------------
            DIVERSIFIED FINANCIAL SERVICES (0.4%)
   105,000  Providian Financial Corp............................................................       9,817,500
                                                                                                  --------------
            DIVERSIFIED MANUFACTURING (1.4%)
   300,000  Minnesota Mining & Manufacturing Co.................................................      26,081,250
    94,000  Tyco International Ltd. (Bermuda)...................................................       8,906,500
                                                                                                  --------------
                                                                                                      34,987,750
                                                                                                  --------------
            ELECTRIC UTILITIES (3.1%)
   105,500  Dominion Resources, Inc.............................................................       4,569,469
   511,000  FPL Group, Inc......................................................................      27,913,375
   271,000  GPU, Inc............................................................................      11,432,812
   199,400  Reliant Energy, Inc.................................................................       5,508,425
   705,600  Unicom Corp.........................................................................      27,209,700
                                                                                                  --------------
                                                                                                      76,633,781
                                                                                                  --------------
            ENGINEERING & CONSTRUCTION (0.2%)
   107,100  Fluor Corp..........................................................................       4,337,550
                                                                                                  --------------
            FINANCE COMPANIES (2.8%)
   675,000  Associates First Capital Corp. (Class A)............................................      29,910,937
   146,000  Fannie Mae..........................................................................       9,982,750
   591,000  Household International, Inc........................................................      27,998,625
                                                                                                  --------------
                                                                                                      67,892,312
                                                                                                  --------------
            FOOD CHAINS (1.5%)
   651,900  Albertson's, Inc....................................................................      33,613,594
    77,400  Winn-Dixie Stores, Inc..............................................................       2,858,962
                                                                                                  --------------
                                                                                                      36,472,556
                                                                                                  --------------
            FOOD DISTRIBUTORS (0.5%)
   280,000  Supervalu, Inc......................................................................       7,192,500
   143,300  SYSCO Corp..........................................................................       4,272,131
                                                                                                  --------------
                                                                                                      11,464,631
                                                                                                  --------------
            FOREST PRODUCTS (1.1%)
   400,000  Weyerhaeuser Co.....................................................................      27,500,000
                                                                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - DIVIDEND GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
            HOME FURNISHINGS (0.4%)
   199,000  Newell Rubbbermaid, Inc.............................................................  $    9,253,500
                                                                                                  --------------
            INTEGRATED OIL COMPANIES (5.1%)
   325,000  Atlantic Richfield Co...............................................................      27,157,812
    82,000  BP Amoco PLC (ADR) (United Kingdom).................................................       8,897,000
   340,000  Exxon Corp..........................................................................      26,222,500
   116,500  Kerr-McGee Corp.....................................................................       5,846,844
   270,000  Mobil Corp..........................................................................      26,730,000
   478,000  Royal Dutch Petroleum Co. (ADR) (Netherlands).......................................      28,799,500
                                                                                                  --------------
                                                                                                     123,653,656
                                                                                                  --------------
            LIFE INSURANCE (1.1%)
   117,000  Aegon N.V. (ARS) (Netherlands)......................................................       8,658,000
    97,000  Jefferson-Pilot Corp................................................................       6,420,187
   226,000  Lincoln National Corp...............................................................      11,822,625
                                                                                                  --------------
                                                                                                      26,900,812
                                                                                                  --------------
            MAJOR BANKS (2.5%)
   385,000  Bank of America Corp................................................................      28,225,312
   822,000  KeyCorp.............................................................................      26,406,750
    45,900  Morgan (J.P.) & Co., Inc............................................................       6,448,950
                                                                                                  --------------
                                                                                                      61,081,012
                                                                                                  --------------
            MAJOR CHEMICALS (3.0%)
   210,000  Dow Chemical Co.....................................................................      26,643,750
   135,000  Du Pont (E.I.) de Nemours & Co., Inc................................................       9,222,187
   442,500  Eastman Chemical Co.................................................................      22,899,375
   120,600  Hercules, Inc.......................................................................       4,741,087
   235,000  Monsanto Co.........................................................................       9,267,813
                                                                                                  --------------
                                                                                                      72,774,212
                                                                                                  --------------
            MAJOR PHARMACEUTICALS (4.2%)
   620,000  Abbott Laboratories.................................................................      28,210,000
   515,000  American Home Products Corp.........................................................      29,612,500
   409,000  Bristol-Myers Squibb Co.............................................................      28,808,938
   178,000  Schering-Plough Corp................................................................       9,434,000
    95,000  Smithkline Beecham PLC (ADR) (United Kingdom).......................................       6,275,938
                                                                                                  --------------
                                                                                                     102,341,376
                                                                                                  --------------
            MAJOR U.S. TELECOMMUNICATIONS (2.8%)
   462,000  Bell Atlantic Corp..................................................................      30,203,250
   119,000  GTE Corp............................................................................       9,014,250
   478,000  U.S. West, Inc......................................................................      28,082,500
                                                                                                  --------------
                                                                                                      67,300,000
                                                                                                  --------------

NUMBER OF
  SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
            MANAGED HEALTH CARE (1.1%)
   300,000  Aetna Inc...........................................................................  $   26,831,250
                                                                                                  --------------
            MEAT/POULTRY/FISH (0.2%)
   198,400  ConAgra, Inc........................................................................       5,282,400
                                                                                                  --------------
            METALS FABRICATIONS (0.6%)
   725,700  Timken Co. (The)....................................................................      14,151,150
                                                                                                  --------------
            MILITARY/GOV'T/TECHNICAL (1.1%)
   384,000  Raytheon Co. (Class B)..............................................................      27,024,000
                                                                                                  --------------
            MOTOR VEHICLES (2.7%)
   115,000  DaimlerChrysler AG (Germany)........................................................      10,220,625
   505,000  Ford Motor Co.......................................................................      28,500,938
   418,000  General Motors Corp.................................................................      27,588,000
                                                                                                  --------------
                                                                                                      66,309,563
                                                                                                  --------------
            MULTI-SECTOR COMPANIES (2.4%)
   250,000  General Electric Co.................................................................      28,250,000
 1,276,300  Tenneco, Inc........................................................................      30,471,663
                                                                                                  --------------
                                                                                                      58,721,663
                                                                                                  --------------
            NATURAL GAS (1.2%)
   469,200  Consolidated Natural Gas Co.........................................................      28,503,900
                                                                                                  --------------
            OFFICE EQUIPMENT/SUPPLIES (1.6%)
   452,200  Pitney Bowes, Inc...................................................................      29,053,850
   174,000  Xerox Corp..........................................................................      10,276,875
                                                                                                  --------------
                                                                                                      39,330,725
                                                                                                  --------------
            OIL & GAS PRODUCTION (1.2%)
   670,000  Burlington Resources, Inc...........................................................      28,977,500
                                                                                                  --------------
            OIL REFINING/MARKETING (1.2%)
   321,700  Ashland, Inc........................................................................      12,908,213
   160,700  Sunoco, Inc.........................................................................       4,851,131
   367,000  USX-Marathon Group..................................................................      11,950,438
                                                                                                  --------------
                                                                                                      29,709,782
                                                                                                  --------------
            OIL/GAS TRANSMISSION (1.8%)
   798,600  El Paso Energy Corp.................................................................      28,100,738
   142,000  Enron Corp..........................................................................      11,608,500
   121,600  Sonat, Inc..........................................................................       4,028,000
                                                                                                  --------------
                                                                                                      43,737,238
                                                                                                  --------------
            OTHER METALS/MINERALS (1.3%)
   500,000  Phelps Dodge Corp...................................................................      30,968,750
                                                                                                  --------------
            PACKAGE GOODS/COSMETICS (4.1%)
   165,000  Avon Products, Inc..................................................................       9,157,500
   650,000  Gillette Co.........................................................................      26,650,000
   213,000  International Flavors & Fragrances, Inc.............................................       9,451,875

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - DIVIDEND GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
   463,000  Kimberly-Clark Corp.................................................................  $   26,391,000
   300,000  Procter & Gamble Co.................................................................      26,775,000
                                                                                                  --------------
                                                                                                      98,425,375
                                                                                                  --------------
            PACKAGED FOODS (2.2%)
   473,600  Quaker Oats Company (The)...........................................................      31,435,200
   955,300  Sara Lee Corp.......................................................................      21,673,369
                                                                                                  --------------
                                                                                                      53,108,569
                                                                                                  --------------
            PAINTS/COATINGS (1.4%)
   591,100  PPG Industries, Inc.................................................................      34,911,844
                                                                                                  --------------
            PAPER (1.5%)
   532,000  International Paper Co..............................................................      26,866,000
   232,000  Mead Corp...........................................................................       9,686,000
                                                                                                  --------------
                                                                                                      36,552,000
                                                                                                  --------------
            PHOTOGRAPHIC PRODUCTS (1.1%)
   380,000  Eastman Kodak Co....................................................................      25,745,000
                                                                                                  --------------
            RAILROADS (1.5%)
   867,000  Burlington Northern Santa Fe Corp...................................................      26,877,000
   230,000  CSX Corp............................................................................      10,421,875
                                                                                                  --------------
                                                                                                      37,298,875
                                                                                                  --------------
            RECREATIONAL PRODUCTS/TOYS (0.1%)
    84,700  Brunswick Corp......................................................................       2,361,013
                                                                                                  --------------
            RENTAL/LEASING COMPANIES (1.2%)
 1,115,000  Ryder System, Inc...................................................................      28,990,000
                                                                                                  --------------
            TOBACCO (0.1%)
   112,300  UST, Inc............................................................................       3,284,775
                                                                                                  --------------

            TOTAL COMMON STOCKS
            (IDENTIFIED COST $1,587,237,179)....................................................   1,840,506,202
                                                                                                  --------------

PRINCIPAL
AMOUNT IN
THOUSANDS
----------
            SHORT-TERM INVESTMENTS (18.6%)
            U.S. GOVERNMENT AGENCIES (a) (18.2%)
$  138,200  Federal Home Loan Banks 4.60% due 07/01/99..........................................     138,200,000
   305,000  Student Loan Marketing Assoc. 4.60% due 07/01/99....................................     305,000,000
                                                                                                  --------------

            TOTAL U.S. GOVERNMENT AGENCIES
            (AMORTIZED COST $443,200,000).......................................................     443,200,000
                                                                                                  --------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------

            REPURCHASE AGREEMENT (0.4%)
$    9,276  The Bank of New York 4.625% due 07/01/99 (dated 06/30/99; proceeds $9,276,697) (b)
              (IDENTIFIED COST $9,275,506)......................................................  $    9,275,506
                                                                                                  --------------

            TOTAL SHORT-TERM INVESTMENTS
            (IDENTIFIED COST $452,475,506)......................................................     452,475,506
                                                                                                  --------------

TOTAL INVESTMENTS
(IDENTIFIED COST $2,039,712,685) (c)....................................................   94.1 %   2,292,981,708

OTHER ASSETS IN EXCESS OF LIABILITIES...................................................    5.9       142,960,259
                                                                                          ------  ---------------

NET ASSETS..............................................................................  100.0 % $ 2,435,941,967
                                                                                          ------  ---------------
                                                                                          ------  ---------------

---------------------

ADR  American Depository Receipt.
ARS  American Registered Share.
(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $9,647,942 U.S. Treasury Note 5.375% due 06/30/03 valued at $9,461,016.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $285,069,070 and the aggregate gross unrealized depreciation is $31,800,047, resulting in net unrealized appreciation of $253,269,023.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - CAPITAL GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (99.2%)
           ADVERTISING (1.3%)
   8,000   Interpublic Group of Companies, Inc....................................................  $    693,000
  33,000   Valassis Communications, Inc.*.........................................................     1,208,625
                                                                                                    ------------
                                                                                                       1,901,625
                                                                                                    ------------
           ALUMINUM (0.7%)
  16,500   Alcoa Inc..............................................................................     1,020,937
                                                                                                    ------------
           AUTO PARTS: O.E.M. (0.4%)
  22,000   Gentex Corp.*..........................................................................       616,000
                                                                                                    ------------
           AUTOMOTIVE AFTERMARKET (0.9%)
  15,000   SPX Corp...............................................................................     1,252,500
                                                                                                    ------------
           BIOTECHNOLOGY (1.8%)
  18,000   Amgen Inc.*............................................................................     1,094,625
  22,000   Biogen, Inc.*..........................................................................     1,414,875
                                                                                                    ------------
                                                                                                       2,509,500
                                                                                                    ------------
           BROADCASTING (0.4%)
   7,500   Clear Channel Communications, Inc.*....................................................       517,031
                                                                                                    ------------
           BUILDING PRODUCTS (1.7%)
  50,000   American Standard Companies, Inc.*.....................................................     2,400,000
                                                                                                    ------------
           CELLULAR TELEPHONE (1.5%)
  11,000   Vodafone AirTouch PLC (ADR) (United Kingdom)...........................................     2,167,000
                                                                                                    ------------
           CLOTHING/SHOE/ACCESSORY STORES (3.0%)
  28,000   Abercrombie & Fitch Co. (Class A)*.....................................................     1,344,000
  30,000   American Eagle Outfitters, Inc.*.......................................................     1,365,000
  31,500   Intimate Brands, Inc...................................................................     1,492,312
                                                                                                    ------------
                                                                                                       4,201,312
                                                                                                    ------------
           COMPUTER COMMUNICATIONS (3.2%)
  40,000   Adaptec, Inc.*.........................................................................     1,410,000
  32,000   Cisco Systems, Inc.*...................................................................     2,062,000
  38,000   Computer Network Technology Corp.*.....................................................       819,375
   1,400   Juniper Networks, Inc.*................................................................       208,512
                                                                                                    ------------
                                                                                                       4,499,887
                                                                                                    ------------
           COMPUTER HARDWARE (1.5%)
   6,500   Hewlett-Packard Co.....................................................................       653,250
  12,000   International Business Machines Corp...................................................     1,551,000
                                                                                                    ------------
                                                                                                       2,204,250
                                                                                                    ------------
           COMPUTER SOFTWARE (5.1%)
  30,000   Citrix Systems, Inc.*..................................................................     1,685,625
  28,000   Compuware Corp.*.......................................................................       889,000
  18,000   Mercury Interactive Corp.*.............................................................       636,750

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  35,000   Microsoft Corp.*.......................................................................  $  3,154,375
  25,000   Oracle Corp.*..........................................................................       928,125
                                                                                                    ------------
                                                                                                       7,293,875
                                                                                                    ------------
           CONSTRUCTION/AGRICULTURAL EQUIPMENT/TRUCKS (0.4%)
  12,500   Manitowoc Co., Inc.....................................................................       520,312
                                                                                                    ------------
           CONTAINERS/PACKAGING (1.4%)
  30,000   Sealed Air Corp.*......................................................................     1,946,250
                                                                                                    ------------
           CONTRACT DRILLING (2.3%)
  68,000   ENSCO International Inc................................................................     1,355,750
 100,000   Rowan Companies, Inc.*.................................................................     1,843,750
                                                                                                    ------------
                                                                                                       3,199,500
                                                                                                    ------------
           DEPARTMENT STORES (1.3%)
  20,000   Federated Department Stores, Inc.*.....................................................     1,058,750
  15,000   Penney (J.C.) Co., Inc.................................................................       728,437
                                                                                                    ------------
                                                                                                       1,787,187
                                                                                                    ------------
           DISCOUNT CHAINS (2.1%)
  20,000   BJ's Wholesale Club, Inc.*.............................................................       601,250
  10,000   Costco Companies, Inc.*................................................................       800,000
  40,000   Dollar General Corp....................................................................     1,160,000
  10,000   Wal-Mart Stores, Inc...................................................................       482,500
                                                                                                    ------------
                                                                                                       3,043,750
                                                                                                    ------------
           DIVERSIFIED ELECTRONIC PRODUCTS (4.3%)
  15,000   Gemstar International Group Ltd. (Virgin Islands)*.....................................       978,750
  42,500   Harris Corp............................................................................     1,665,469
   8,000   Honeywell, Inc.........................................................................       927,000
  25,000   Rockwell International Corp............................................................     1,518,750
   6,000   Uniphase Corp.*........................................................................       996,000
                                                                                                    ------------
                                                                                                       6,085,969
                                                                                                    ------------
           DIVERSIFIED FINANCIAL SERVICES (0.8%)
  24,000   Citigroup Inc..........................................................................     1,140,000
                                                                                                    ------------
           DIVERSIFIED MANUFACTURING (3.5%)
  30,000   AlliedSignal, Inc......................................................................     1,890,000
  15,000   Pentair, Inc...........................................................................       686,250
  25,000   Tyco International Ltd. (Bermuda)......................................................     2,368,750
                                                                                                    ------------
                                                                                                       4,945,000
                                                                                                    ------------
           DRUGSTORE CHAINS (0.6%)
  18,000   CVS Corp...............................................................................       913,500
                                                                                                    ------------
           E.D.P. PERIPHERALS (1.4%)
  38,000   Electronics for Imaging, Inc.*.........................................................     1,952,250
                                                                                                    ------------
           ELECTRIC UTILITIES (1.4%)
  35,000   AES Corp. (The)*.......................................................................     2,034,375
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - CAPITAL GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           ELECTRICAL PRODUCTS (1.1%)
  80,000   American Power Conversion Corp.*.......................................................  $  1,605,000
                                                                                                    ------------
           ELECTRONIC COMPONENTS (1.9%)
  22,000   Flextronics International, Ltd.*.......................................................     1,215,500
  22,000   Solectron Corp.*.......................................................................     1,467,125
                                                                                                    ------------
                                                                                                       2,682,625
                                                                                                    ------------
           ELECTRONIC DATA PROCESSING (0.9%)
  18,000   Sun Microsystems, Inc.*................................................................     1,239,750
                                                                                                    ------------
           ENGINEERING & CONSTRUCTION (0.8%)
  20,500   Dycom Industries, Inc.*................................................................     1,148,000
                                                                                                    ------------
           FINANCE COMPANIES (1.2%)
  11,000   Capital One Financial Corp.............................................................       612,562
  37,500   MBNA Corp..............................................................................     1,148,437
                                                                                                    ------------
                                                                                                       1,760,999
                                                                                                    ------------
           FLUID CONTROLS (1.0%)
  30,000   Parker-Hannifin Corp...................................................................     1,372,500
                                                                                                    ------------
           GENERIC DRUGS (0.5%)
  18,000   Barr Laboratories, Inc.*...............................................................       717,750
                                                                                                    ------------
           INDUSTRIAL MACHINERY/COMPONENTS (1.5%)
  16,000   Illinois Tool Works Inc................................................................     1,312,000
  12,500   Ingersoll-Rand Co......................................................................       807,812
                                                                                                    ------------
                                                                                                       2,119,812
                                                                                                    ------------
           INTEGRATED OIL COMPANIES (1.7%)
  15,000   Amerada Hess Corp......................................................................       892,500
  18,000   Atlantic Richfield Co..................................................................     1,504,125
                                                                                                    ------------
                                                                                                       2,396,625
                                                                                                    ------------
           INTERNET SERVICES (1.3%)
  10,000   America Online, Inc.*..................................................................     1,105,000
   4,000   Yahoo! Inc.*...........................................................................       688,750
                                                                                                    ------------
                                                                                                       1,793,750
                                                                                                    ------------
           MAJOR BANKS (1.7%)
  12,000   Bank of America Corp...................................................................       879,750
  35,000   Wells Fargo & Co.......................................................................     1,496,250
                                                                                                    ------------
                                                                                                       2,376,000
                                                                                                    ------------
           MAJOR CHEMICALS (3.1%)
   6,000   Dow Chemical Co........................................................................       761,250
  25,000   Du Pont (E.I.) de Nemours & Co., Inc...................................................     1,707,812
  44,000   Rohm & Haas Co.........................................................................     1,886,500
                                                                                                    ------------
                                                                                                       4,355,562
                                                                                                    ------------
           MAJOR PHARMACEUTICALS (1.6%)
  32,000   Bristol-Myers Squibb Co................................................................     2,254,000
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           MAJOR U.S. TELECOMMUNICATIONS (2.4%)
  20,000   ALLTEL Corp............................................................................  $  1,430,000
  12,000   AT&T Corp..............................................................................       669,750
  12,000   MCI WorldCom, Inc.*....................................................................     1,032,000
   5,000   Sprint Corp. (FON Group)...............................................................       264,062
                                                                                                    ------------
                                                                                                       3,395,812
                                                                                                    ------------
           MANAGED HEALTH CARE (1.6%)
  20,000   United HealthCare Corp.................................................................     1,252,500
  12,000   Wellpoint Health Networks, Inc.*.......................................................     1,018,500
                                                                                                    ------------
                                                                                                       2,271,000
                                                                                                    ------------
           MEDIA CONGLOMERATES (1.2%)
  50,000   News Corporation Ltd. (The) (ADR) (Australia)..........................................     1,765,625
                                                                                                    ------------
           MEDICAL SPECIALTIES (0.2%)
   7,500   Boston Scientific Corp.*...............................................................       329,531
                                                                                                    ------------
           MEDICAL/NURSING SERVICES (0.7%)
  65,000   HEALTHSOUTH Corp.*.....................................................................       970,937
                                                                                                    ------------
           MILITARY/GOV'T/TECHNICAL (0.7%)
  15,000   General Dynamics Corp..................................................................     1,027,500
                                                                                                    ------------
           NEWSPAPERS (1.0%)
  40,000   New York Times Co. (The) (Class A).....................................................     1,472,500
                                                                                                    ------------
           OIL & GAS PRODUCTION (0.8%)
  30,000   Apache Corp............................................................................     1,170,000
                                                                                                    ------------
           OIL REFINING/MARKETING (0.8%)
  35,000   USX-Marathon Group.....................................................................     1,139,688
                                                                                                    ------------
           OILFIELD SERVICES/EQUIPMENT (2.5%)
  40,000   BJ Services Co.*.......................................................................     1,177,500
  20,000   Schlumberger, Ltd......................................................................     1,273,750
  25,000   Smith International, Inc.*.............................................................     1,085,938
                                                                                                    ------------
                                                                                                       3,537,188
                                                                                                    ------------
           OTHER PHARMACEUTICALS (1.4%)
  10,000   Allergan, Inc..........................................................................     1,110,000
  18,000   Biovail Corporation International (Canada)*............................................       919,125
                                                                                                    ------------
                                                                                                       2,029,125
                                                                                                    ------------
           PACKAGE GOODS/COSMETICS (1.2%)
  30,000   Avon Products, Inc.....................................................................     1,665,000
                                                                                                    ------------
           PAPER (1.2%)
  38,000   Willamette Industries, Inc.............................................................     1,750,375
                                                                                                    ------------
           PRECIOUS METALS (0.5%)
  38,000   Barrick Gold Corp. (Canada)............................................................       736,250
                                                                                                    ------------
           PROPERTY - CASUALTY INSURERS (0.6%)
  25,000   St. Paul Companies, Inc................................................................       795,313
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - CAPITAL GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           RESTAURANTS (1.2%)
  50,000   Foodmaker, Inc.*.......................................................................  $  1,418,750
   5,500   Outback Steakhouse, Inc.*..............................................................       215,188
                                                                                                    ------------
                                                                                                       1,633,938
                                                                                                    ------------
           RETAIL - SPECIALTY (4.1%)
  16,000   Circuit City Stores, Inc.-Circuit City Group...........................................     1,488,000
  30,000   Staples, Inc.*.........................................................................       926,250
  22,000   Tiffany & Co...........................................................................     2,123,000
  35,000   Williams-Sonoma, Inc.*.................................................................     1,218,438
                                                                                                    ------------
                                                                                                       5,755,688
                                                                                                    ------------
           SEMICONDUCTORS (3.5%)
  10,000   Analog Devices, Inc.*..................................................................       501,875
  25,000   LSI Logic Corp.*.......................................................................     1,153,125
  10,000   Maxim Integrated Products, Inc.*.......................................................       665,000
  20,000   STMicroelectronics NV (Netherlands)....................................................     1,387,500
   5,500   Texas Instruments, Inc.................................................................       797,500
   7,500   Vitesse Semiconductor Corp.*...........................................................       509,063
                                                                                                    ------------
                                                                                                       5,014,063
                                                                                                    ------------
           TELECOMMUNICATIONS (2.5%)
  35,000   Cincinnati Bell, Inc...................................................................       872,813
  45,000   Frontier Corp..........................................................................     2,655,000
                                                                                                    ------------
                                                                                                       3,527,813
                                                                                                    ------------
           TELECOMMUNICATIONS EQUIPMENT (8.2%)
  22,000   Comverse Technology, Inc.*.............................................................     1,658,250
  45,000   General Instrument Corp.*..............................................................     1,912,500
  15,000   Lucent Technologies Inc................................................................     1,011,563
  15,000   Motorola, Inc..........................................................................     1,421,250
  13,000   Nokia Corp. (ADR) (Finland)............................................................     1,190,313
  22,000   Nortel Networks Corp. (Canada).........................................................     1,909,875
  10,000   QUALCOMM Inc.*.........................................................................     1,435,000
  15,000   Tellabs, Inc.*.........................................................................     1,013,438
                                                                                                    ------------
                                                                                                      11,552,189
                                                                                                    ------------
           TOBACCO (1.4%)
  50,000   Philip Morris Companies, Inc...........................................................     2,009,375
                                                                                                    ------------
           TRUCKING (1.0%)
  30,000   USFreightways Corp.....................................................................     1,380,000
                                                                                                    ------------
           UNREGULATED POWER GENERATION (0.6%)
  15,000   Calpine Corp.*.........................................................................       810,000
                                                                                                    ------------
           WHOLESALE DISTRIBUTORS (0.6%)
  15,000   Grainger (W.W.), Inc...................................................................       807,188
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $131,208,454).........................................................   140,520,481
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENTS (5.5%)
           U.S. GOVERNMENT AGENCY (a) (4.7%)
$  6,600   Federal Home Loan Banks 4.60% due 07/01/99 (AMORTIZED COST $6,600,000).................  $  6,600,000
                                                                                                    ------------

           REPURCHASE AGREEMENT (0.8%)
   1,109   The Bank of New York 4.625% due 07/01/99 (dated 06/30/99; proceeds $1,109,723) (b)
             (IDENTIFIED COST $1,109,580).........................................................     1,109,580
                                                                                                    ------------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $7,709,580)...........................................................     7,709,580
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $138,918,034) (C)........................................................  104.7 %   148,230,061

LIABILITIES IN EXCESS OF OTHER ASSETS.....................................................   (4.7)     (6,645,711)
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 141,584,350
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $980,154 U.S. Treasury Bond 7.50% due 11/15/24 valued at $1,131,771.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $10,283,395 and the aggregate gross unrealized depreciation is $971,368, resulting in net unrealized appreciation of $9,312,027.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - GLOBAL DIVIDEND GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            COMMON AND PREFERRED STOCKS (98.9%)
            AUSTRALIA (2.6%)
            BUILDING MATERIALS
 1,050,000  Pioneer International Ltd.............................................................  $  2,694,326
                                                                                                    ------------
            CONTAINERS/PACKAGING
   500,000  Amcor Ltd.............................................................................     2,798,633
                                                                                                    ------------
            INTERNATIONAL BANKS
   335,000  Australia & New Zealand Banking Group Ltd.............................................     2,480,390
                                                                                                    ------------
            OIL & GAS PRODUCTION
   820,000  Santos Ltd............................................................................     2,705,324
                                                                                                    ------------
            PRECIOUS METALS
 3,300,000  Normandy Mining Ltd...................................................................     2,212,647
                                                                                                    ------------
            TOTAL AUSTRALIA.......................................................................    12,891,320
                                                                                                    ------------
            CANADA (2.6%)
            ALUMINUM
    90,000  Alcan Aluminium Ltd...................................................................     2,874,368
                                                                                                    ------------
            CANADIAN OIL & GAS
   135,000  Imperial Oil Ltd......................................................................     2,582,320
                                                                                                    ------------
            INTERNATIONAL BANKS
    46,000  Toronto-Dominion Bank.................................................................     2,097,623
                                                                                                    ------------
            MULTI-SECTOR COMPANIES
   175,000  EdperBrascan Corp. (Class A)..........................................................     2,683,939
                                                                                                    ------------
            OIL/GAS TRANSMISSION
   115,400  Enbridge Inc..........................................................................     2,660,712
                                                                                                    ------------
            TOTAL CANADA..........................................................................    12,898,962
                                                                                                    ------------
            FRANCE (7.3%)
            AUTOMOTIVE AFTERMARKET
    80,000  Compagnie Generale des Etablissements Michelin (B Shares).............................     3,279,916
                                                                                                    ------------
            BUILDING MATERIALS
    35,000  Lafarge S.A...........................................................................     3,335,104
                                                                                                    ------------
            CONTAINERS/PACKAGING
    65,000  Compagnie Generale d'Industrie et de Participations...................................     3,150,625
                                                                                                    ------------
            DIVERSIFIED MANUFACTURING
    20,000  Compagnie de Saint-Gobain.............................................................     3,193,515
                                                                                                    ------------

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            ELECTRICAL PRODUCTS
    26,000  Alcatel...............................................................................  $  3,667,891
                                                                                                    ------------
            FARMING/SEEDS/MILLING
    23,000  Eridania Beghin-Say S.A...............................................................     3,304,100
                                                                                                    ------------
            INTEGRATED OIL COMPANIES
    23,500  Elf Aquitaine S.A.....................................................................     3,456,076
                                                                                                    ------------
            INTERNATIONAL BANKS
    40,000  Banque Nationale de Paris.............................................................     3,340,272
    18,500  Societe Generale (Series A)...........................................................     3,267,565
                                                                                                    ------------
                                                                                                       6,607,837
                                                                                                    ------------
            MULTI-SECTOR COMPANIES
     5,250  Societe Eurafrance S.A................................................................     3,266,377
                                                                                                    ------------
            OIL REFINING/MARKETING
    26,000  Total S.A. (B Shares).................................................................     3,361,562
                                                                                                    ------------

            TOTAL FRANCE..........................................................................    36,623,003
                                                                                                    ------------

            GERMANY (8.0%)
            APPAREL
     2,000  Hugo Boss AG (Pref.)..................................................................     2,687,100
                                                                                                    ------------
            DIVERSIFIED ELECTRONIC PRODUCTS
    44,000  Siemens AG............................................................................     3,401,455
                                                                                                    ------------
            DIVERSIFIED MANUFACTURING
   105,000  MAN AG................................................................................     3,591,930
                                                                                                    ------------
            ENGINEERING & CONSTRUCTION
   110,000  Bilfinger & Berger Bau AG.............................................................     2,722,756
                                                                                                    ------------
            INTERNATIONAL BANKS
   110,000  Commerzbank AG........................................................................     3,348,023
                                                                                                    ------------
            MAJOR CHEMICALS
    80,000  BASF AG...............................................................................     3,542,838
    80,000  Bayer AG..............................................................................     3,340,272
                                                                                                    ------------
                                                                                                       6,883,110
                                                                                                    ------------
            MOTOR VEHICLES
    37,500  DaimlerChrysler AG....................................................................     3,255,525
                                                                                                    ------------
            MULTI-SECTOR COMPANIES
    80,000  RWE AG................................................................................     3,711,505
   150,000  Thyssen Krupp AG*.....................................................................     3,306,683
    60,000  VEBA AG...............................................................................     3,534,570
                                                                                                    ------------
                                                                                                      10,552,758
                                                                                                    ------------
            SHOE MANUFACTURING
    34,500  Adidas-Salomon AG.....................................................................     3,431,866
                                                                                                    ------------

            TOTAL GERMANY.........................................................................    39,874,523
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - GLOBAL DIVIDEND GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            HONG KONG (1.6%)
            REAL ESTATE
   235,000  Cheung Kong (Holdings) Ltd............................................................  $  2,089,777
   330,000  Henderson Land Development Co., Ltd...................................................     1,896,845
                                                                                                    ------------
                                                                                                       3,986,622
                                                                                                    ------------
            TELECOMMUNICATIONS
   800,000  Hong Kong Telecommunications Ltd......................................................     2,067,224
                                                                                                    ------------
            UTILITIES
   400,000  CLP Holdings Ltd......................................................................     1,943,499
                                                                                                    ------------

            TOTAL HONG KONG.......................................................................     7,997,345
                                                                                                    ------------
            ITALY (2.5%)
            INTEGRATED OIL COMPANIES
   500,000  Ente Nazionale Idrocarburi SpA........................................................     2,991,982
                                                                                                    ------------
            INTERNATIONAL BANKS
   235,000  Istituto Bancario San Paolo di Torino SpA.............................................     3,205,917
                                                                                                    ------------
            MULTI-SECTOR COMPANIES
 2,000,000  Montedison SpA........................................................................     3,265,860
                                                                                                    ------------
            TELECOMMUNICATIONS
   575,000  Telecom Italia SpA....................................................................     3,125,821
                                                                                                    ------------

            TOTAL ITALY...........................................................................    12,589,580
                                                                                                    ------------

            JAPAN (16.0%)
            AIR FREIGHT/DELIVERY SERVICES
   280,000  Yamato Transport Co., Ltd.............................................................     4,874,587
                                                                                                    ------------
            ALCOHOLIC BEVERAGES
   370,000  Kirin Brewery Co., Ltd................................................................     4,426,568
                                                                                                    ------------
            CONSUMER ELECTRONICS/APPLIANCES
   390,000  Sharp Corp............................................................................     4,601,485
    46,000  Sony Corp.............................................................................     4,952,970
                                                                                                    ------------
                                                                                                       9,554,455
                                                                                                    ------------
            DIVERSIFIED ELECTRONIC PRODUCTS
    80,000  Kyocera Corp..........................................................................     4,686,469
   235,000  Matsushita Electric Industrial Co., Ltd...............................................     4,556,518
   400,000  NEC Corp..............................................................................     4,966,997
                                                                                                    ------------
                                                                                                      14,209,984
                                                                                                    ------------

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            ELECTRICAL PRODUCTS
   470,000  Matsushita Electric Works, Ltd........................................................  $  4,529,373
                                                                                                    ------------
            ELECTRONIC COMPONENTS
    48,000  TDK Corp..............................................................................     4,384,158
                                                                                                    ------------
            FINANCE COMPANIES
    50,000  Acom Co., Ltd.........................................................................     4,311,056
                                                                                                    ------------
            HOME BUILDING
   425,000  Sekisui House Ltd.....................................................................     4,579,620
                                                                                                    ------------
            MAJOR PHARMACEUTICALS
   105,000  Takeda Chemical Industries............................................................     4,860,148
                                                                                                    ------------
            MOTOR VEHICLES
   110,000  Honda Motor Co........................................................................     4,655,941
   160,000  Toyota Motor Corp.....................................................................     5,056,106
                                                                                                    ------------
                                                                                                       9,712,047
                                                                                                    ------------
            OTHER PHARMACEUTICALS
   142,000  Taisho Pharmaceutical Co., Ltd........................................................     4,686,469
                                                                                                    ------------
            RECREATIONAL PRODUCTS/TOYS
    35,000  Nintendo Co., Ltd.....................................................................     4,912,129
                                                                                                    ------------
            TOBACCO
       450  Japan Tobacco, Inc....................................................................     4,975,248
                                                                                                    ------------

            TOTAL JAPAN...........................................................................    80,015,842
                                                                                                    ------------

            NETHERLANDS (4.2%)
            AIRLINES
   120,000  KLM Royal Dutch Air Lines NV..........................................................     3,404,349
                                                                                                    ------------
            DIVERSIFIED ELECTRONIC PRODUCTS
    36,800  Koninklijke (Royal) Phillips Electronics NV...........................................     3,637,837
                                                                                                    ------------
            INTERNATIONAL BANKS
   150,000  ABN-AMRO Holding NV...................................................................     3,255,525
                                                                                                    ------------
            METALS FABRICATIONS
    70,000  Koninklijke Hoogovens NV..............................................................     3,660,657
                                                                                                    ------------
            SPECIALTY CHEMICALS
    35,000  DSM NV................................................................................     3,761,940
                                                                                                    ------------
            TELECOMMUNICATIONS
    72,000  KPN NV................................................................................     3,385,746
                                                                                                    ------------

            TOTAL NETHERLANDS.....................................................................    21,106,054
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - GLOBAL DIVIDEND GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            PORTUGAL (0.6%)
            TELECOMMUNICATIONS
    80,000  Portugal Telecom S.A. (Registered Shares).............................................  $  3,261,726
                                                                                                    ------------

            SPAIN (1.4%)
            ELECTRIC UTILITIES
   220,000  Iberdrola S.A.........................................................................     3,358,255
                                                                                                    ------------
            INTERNATIONAL BANKS
    50,000  Banco Popular Espanol S.A.............................................................     3,604,331
                                                                                                    ------------
            TOTAL SPAIN...........................................................................     6,962,586
                                                                                                    ------------

            SWEDEN (2.4%)
            CONSUMER ELECTRONICS/APPLIANCES
    95,000  Electrolux AB (Series B)..............................................................     1,997,519
                                                                                                    ------------
            ENGINEERING & CONSTRUCTION
    52,000  Skanska AB (B Shares).................................................................     1,968,697
                                                                                                    ------------
            INDUSTRIAL MACHINERY/COMPONENTS
    80,000  Sandvik AB (B Shares).................................................................     1,776,623
                                                                                                    ------------
            INTERNATIONAL BANKS
   300,000  Nordbanken Holding AB.................................................................     1,761,266
                                                                                                    ------------
            MOTOR VEHICLES
    75,000  Volvo AB (B Shares)...................................................................     2,183,864
                                                                                                    ------------
            PACKAGE GOODS/COSMETICS
    75,000  Svenska Cellulosa AB..................................................................     1,949,087
                                                                                                    ------------
            REAL ESTATE
    48,000  Drott AB (B Shares)...................................................................       391,235
                                                                                                    ------------
            TOTAL SWEDEN..........................................................................    12,028,291
                                                                                                    ------------
            SWITZERLAND (4.8%)
            ACCIDENT & HEALTH INSURANCE
     2,000  Schweizerische Rueckversicherungs-Gesellschaft (Registered Shares)....................     3,817,631
                                                                                                    ------------
            INTERNATIONAL BANKS
    13,000  UBS AG (Registered Shares)............................................................     3,889,856
                                                                                                    ------------
            MAJOR PHARMACEUTICALS
     2,550  Novartis AG (Registered Shares).......................................................     3,732,831
                                                                                                    ------------

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            OTHER TELECOMMUNICATIONS
    11,500  Swisscom AG (Registered Shares).......................................................  $  4,338,363
                                                                                                    ------------
            PACKAGED FOODS
     2,150  Nestle S.A. (Registered Shares).......................................................     3,883,504
                                                                                                    ------------
            TOBACCO
     2,200  Compagnie Financiere Richemont AG (Series A)..........................................     4,241,955
                                                                                                    ------------

            TOTAL SWITZERLAND.....................................................................    23,904,140
                                                                                                    ------------

            UNITED KINGDOM (13.0%)
            AIRLINES
   530,000  British Airways PLC...................................................................     3,658,294
                                                                                                    ------------
            ALCOHOLIC BEVERAGES
   250,000  Bass PLC..............................................................................     3,628,611
                                                                                                    ------------
            CLOTHING/SHOE/ACCESSORY STORES
   325,000  Next PLC..............................................................................     3,948,504
                                                                                                    ------------
            ENVIRONMENTAL SERVICES
 1,200,000  Cookson Group PLC.....................................................................     4,049,223
                                                                                                    ------------
            INTERNATIONAL BANKS
   175,000  National Westminster Bank PLC.........................................................     3,711,393
   180,000  Royal Bank of Scotland Group PLC......................................................     3,667,006
                                                                                                    ------------
                                                                                                       7,378,399
                                                                                                    ------------
            MOVIES/ENTERTAINMENT
 1,028,000  Rank Group PLC........................................................................     4,088,847
                                                                                                    ------------
            MULTI-SECTOR COMPANIES
   400,000  Hanson PLC............................................................................     3,554,107
                                                                                                    ------------
            NON-U.S. UTILITIES
   500,000  National Power PLC....................................................................     3,642,408
   350,000  PowerGen PLC..........................................................................     3,774,859
   300,000  United Utilities PLC..................................................................     3,647,139
                                                                                                    ------------
                                                                                                      11,064,406
                                                                                                    ------------
            OTHER METALS/MINERALS
   260,000  Rio Tinto PLC.........................................................................     4,360,010
                                                                                                    ------------
            PAPER
 1,100,000  Arjo Wiggins Appleton PLC.............................................................     3,815,856
                                                                                                    ------------
            STEEL/IRON ORE
 1,550,000  British Steel PLC.....................................................................     4,014,336
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - GLOBAL DIVIDEND GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            TOBACCO
   400,000  British American Tobacco PLC..........................................................  $  3,762,245
                                                                                                    ------------
            WATER SUPPLY
   300,000  Hyder PLC.............................................................................     3,571,452
   121,500  Hyder PLC (Pref.).....................................................................       210,260
   260,000  Severn Trent PLC......................................................................     3,839,350
                                                                                                    ------------
                                                                                                       7,621,062
                                                                                                    ------------
            TOTAL UNITED KINGDOM..................................................................    64,943,900
                                                                                                    ------------

            UNITED STATES (31.9%)
            AEROSPACE
    85,000  Northrop Grumman Corp.................................................................     5,636,562
                                                                                                    ------------
            ALUMINUM
    90,000  Alcoa Inc.............................................................................     5,568,750
                                                                                                    ------------
            AUTOMOTIVE AFTERMARKET
    95,000  Goodyear Tire & Rubber Co.............................................................     5,587,187
                                                                                                    ------------
            COMPUTER HARDWARE
    48,000  International Business Machines Corp..................................................     6,204,000
                                                                                                    ------------
            CONSTRUCTION/AGRICULTURAL EQUIPMENT/TRUCKS
   145,000  Deere & Co............................................................................     5,745,625
                                                                                                    ------------
            CONTAINERS/PACKAGING
   185,000  Crown Cork & Seal Co., Inc............................................................     5,272,500
                                                                                                    ------------
            DEPARTMENT STORES
   118,000  Sears, Roebuck & Co...................................................................     5,258,375
                                                                                                    ------------
            DISCOUNT CHAINS
    90,000  Dayton-Hudson Corp....................................................................     5,850,000
                                                                                                    ------------
            DIVERSIFIED MANUFACTURING
    63,000  Minnesota Mining & Manufacturing Co...................................................     5,477,062
                                                                                                    ------------
            ELECTRIC UTILITIES
   100,000  FPL Group, Inc........................................................................     5,462,500
   133,000  GPU, Inc..............................................................................     5,610,937
                                                                                                    ------------
                                                                                                      11,073,437
                                                                                                    ------------
            ENGINEERING & CONSTRUCTION
   140,000  Fluor Corp............................................................................     5,670,000
                                                                                                    ------------
            FINANCE COMPANIES
   148,000  Associates First Capital Corp. (Class A)..............................................     6,558,250
                                                                                                    ------------

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            FOOD CHAINS
   110,000  Albertson's, Inc......................................................................  $  5,671,875
                                                                                                    ------------
            INTEGRATED OIL COMPANIES
    60,500  Chevron Corp..........................................................................     5,758,844
                                                                                                    ------------
            LIFE INSURANCE
   182,000  Conseco, Inc..........................................................................     5,539,625
                                                                                                    ------------
            MAJOR BANKS
    85,000  Bank of America Corp..................................................................     6,231,563
   170,000  KeyCorp...............................................................................     5,461,250
                                                                                                    ------------
                                                                                                      11,692,813
                                                                                                    ------------
            MAJOR CHEMICALS
    45,000  Dow Chemical Co.......................................................................     5,709,375
                                                                                                    ------------
            MAJOR PHARMACEUTICALS
    83,000  Bristol-Myers Squibb Co...............................................................     5,846,313
                                                                                                    ------------
            MOTOR VEHICLES
   100,000  Ford Motor Co.........................................................................     5,643,750
                                                                                                    ------------
            MULTI-SECTOR COMPANIES
   228,000  Tenneco, Inc..........................................................................     5,443,500
                                                                                                    ------------
            NATURAL GAS
    99,000  Consolidated Natural Gas Co...........................................................     6,014,250
                                                                                                    ------------
            OIL REFINING/MARKETING
   140,000  Ashland, Inc..........................................................................     5,617,500
                                                                                                    ------------
            OTHER METALS/MINERALS
   100,000  Phelps Dodge Corp.....................................................................     6,193,750
                                                                                                    ------------
            PAPER
   105,000  International Paper Co................................................................     5,302,500
                                                                                                    ------------
            PHOTOGRAPHIC PRODUCTS
    77,000  Eastman Kodak Co......................................................................     5,216,750
                                                                                                    ------------
            TOBACCO
   145,000  Philip Morris Companies, Inc..........................................................     5,827,188
                                                                                                    ------------

            TOTAL UNITED STATES...................................................................   159,379,781
                                                                                                    ------------

            TOTAL COMMON AND PREFERRED STOCKS
            (IDENTIFIED COST $427,187,000)........................................................   494,477,053
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - GLOBAL DIVIDEND GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
            SHORT-TERM INVESTMENT (a) (0.7%)
            U.S. GOVERNMENT AGENCY
$    3,500  Federal Home Loan Banks 4.60% due 07/01/99 (AMORTIZED COST $3,500,000)................  $  3,500,000
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST
$430,687,000) (b).........................................................................   99.6 %   497,977,053

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................................    0.4       2,217,869
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 500,194,922
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $83,399,353 and the aggregate gross unrealized depreciation is $16,109,300, resulting in net unrealized appreciation of $67,290,053.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - GLOBAL DIVIDEND GROWTH SUMMARY OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)

                                                                                                  PERCENT OF
INDUSTRY                                                                               VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Accident & Health Insurance.......................................................  $  3,817,631       0.8  %
Aerospace.........................................................................     5,636,563       1.1
Air Freight/Delivery Services.....................................................     4,874,587       1.0
Airlines..........................................................................     7,062,643       1.4
Alcoholic Beverages...............................................................     8,055,179       1.6
Aluminum..........................................................................     8,443,118       1.7
Apparel...........................................................................     2,687,100       0.5
Automotive Aftermarket............................................................     8,867,103       1.8
Building Materials................................................................     6,029,431       1.2
Canadian Oil & Gas................................................................     2,582,320       0.5
Clothing/Shoe/Accessory Stores....................................................     3,948,504       0.8
Computer Hardware.................................................................     6,204,000       1.2
Construction/Agricultural Equipment/Trucks........................................     5,745,625       1.1
Consumer Electronics/Appliances...................................................    11,551,975       2.3
Containers/Packaging..............................................................    11,221,758       2.2
Department Stores.................................................................     5,258,375       1.0
Discount Chains...................................................................     5,850,000       1.2
Diversified Electronic Products...................................................    21,249,276       4.2
Diversified Manufacturing.........................................................    12,262,507       2.5
Electric Utilities................................................................    14,431,692       2.9
Electrical Products...............................................................     8,197,264       1.6
Electronic Components.............................................................     4,384,158       0.9
Engineering & Construction........................................................    10,361,452       2.1
Environmental Services............................................................     4,049,222       0.8
Farming/Seeds/Milling.............................................................     3,304,100       0.7
Finance Companies.................................................................    10,869,306       2.2
Food Chains.......................................................................     5,671,875       1.1
Home Building.....................................................................     4,579,620       0.9
Industrial Machinery/Components...................................................     1,776,623       0.4
Integrated Oil Companies..........................................................    12,206,902       2.4
International Banks...............................................................    37,629,168       7.6
Life Insurance....................................................................     5,539,625       1.1
Major Banks.......................................................................    11,692,813       2.3
Major Chemicals...................................................................    12,592,485       2.5

                                                                                                  PERCENT OF
INDUSTRY                                                                               VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Major Pharmaceuticals.............................................................  $ 14,439,291       2.9  %
Metals Fabrications...............................................................     3,660,657       0.7
Motor Vehicles....................................................................    20,795,185       4.2
Movies/Entertainment..............................................................     4,088,847       0.8
Multi-Sector Companies............................................................    28,766,541       5.8
Natural Gas.......................................................................     6,014,250       1.2
Non-U.S. Utilities................................................................    11,064,406       2.2
Oil & Gas Production..............................................................     2,705,324       0.6
Oil Refining/Marketing............................................................     8,979,062       1.8
Oil/Gas Transmission..............................................................     2,660,712       0.5
Other Metals/Minerals.............................................................    10,553,760       2.1
Other Pharmaceuticals.............................................................     4,686,469       0.9
Other Telecommunications..........................................................     4,338,363       0.9
Package Goods/Cosmetics...........................................................     1,949,088       0.4
Packaged Foods....................................................................     3,883,504       0.8
Paper.............................................................................     9,118,356       1.8
Photographic Products.............................................................     5,216,750       1.0
Precious Metals...................................................................     2,212,647       0.4
Real Estate.......................................................................     4,377,857       0.9
Recreational Products/Toys........................................................     4,912,129       1.0
Shoe Manufacturing................................................................     3,431,866       0.7
Specialty Chemicals...............................................................     3,761,940       0.8
Steel/Iron Ore....................................................................     4,014,336       0.8
Telecommunications................................................................    11,840,516       2.4
Tobacco...........................................................................    18,806,635       3.8
U.S. Government Agency............................................................     3,500,000       0.7
Utilities.........................................................................     1,943,499       0.4
Water Supply......................................................................     7,621,063       1.5
                                                                                    ------------       ---
                                                                                    $497,977,053      99.6  %
                                                                                    ------------       ---
                                                                                    ------------       ---

                                                                                                  PERCENT OF
TYPE OF INVESTMENT                                                                     VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Common Stocks.....................................................................  $491,579,693      98.3  %
Preferred Stocks..................................................................     2,897,360       0.6
Short-Term Investments............................................................     3,500,000       0.7
                                                                                    ------------       ---
                                                                                    $497,977,053      99.6  %
                                                                                    ------------       ---
                                                                                    ------------       ---

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EUROPEAN GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            COMMON AND PREFERRED
            STOCKS (96.4%)
            FINLAND (2.0%)
            TELECOMMUNICATIONS EQUIPMENT
   113,750  Nokia Oyj.............................................................................  $  9,992,653
                                                                                                    ------------
            FRANCE (17.8%)
            BROADCASTING
    26,400  Societe Television Francaise 1........................................................     6,166,274
                                                                                                    ------------
            BUILDING MATERIALS/DIY CHAINS
    10,600  Castorama Dubois Investissement.......................................................     2,519,673
                                                                                                    ------------
            ELECTRICAL PRODUCTS
    95,080  Alcatel...............................................................................    13,413,197
                                                                                                    ------------
            FINANCE COMPANIES
    22,700  Compagnie Financiere de Paribas.......................................................     2,550,151
                                                                                                    ------------
            FOOD CHAINS
    72,000  Carrefour S.A.........................................................................    10,603,710
                                                                                                    ------------
            HOTELS/RESORTS
    35,530  Accor S.A.............................................................................     8,941,382
                                                                                                    ------------
            INTEGRATED OIL COMPANIES
    79,280  Elf Aquitaine S.A.....................................................................    11,659,476
                                                                                                    ------------
            INTERNATIONAL BANKS
   116,305  Banque Nationale de Paris.............................................................     9,712,258
                                                                                                    ------------
            MOTOR VEHICLES
   166,050  Renault S.A...........................................................................     7,242,055
                                                                                                    ------------
            MULTI-LINE INSURANCE
    52,700  AXA...................................................................................     6,443,263
                                                                                                    ------------
            MULTI-SECTOR COMPANIES
    29,900  Vivendi...............................................................................     2,427,325
                                                                                                    ------------
            OTHER PHARMACEUTICALS
    67,400  Sanofi-Synthelabo S.A.................................................................     2,866,422
                                                                                                    ------------
            OTHER TELECOMMUNICATIONS
    32,200  France Telecom S.A....................................................................     2,437,665
                                                                                                    ------------
            TOTAL FRANCE..........................................................................    86,982,851
                                                                                                    ------------
            GERMANY (9.9%)
            APPAREL
     3,220  Hugo Boss AG (Pref.)..................................................................     4,326,231
                                                                                                    ------------
            BANKING
   119,140  Deutsche Bank AG......................................................................     7,283,210
                                                                                                    ------------

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            COMPUTER SOFTWARE
    15,100  SAP AG................................................................................  $  5,118,719
                                                                                                    ------------
            DIVERSIFIED MANUFACTURING
    62,000  Mannesmann AG.........................................................................     9,271,942
                                                                                                    ------------
            MAJOR CHEMICALS
   169,180  Hoechst AG............................................................................     7,675,806
                                                                                                    ------------
            MOTOR VEHICLES
   104,341  Volkswagen AG.........................................................................     6,696,642
                                                                                                    ------------
            SHOE MANUFACTURING
    29,500  Adidas-Salomon AG.....................................................................     2,934,494
                                                                                                    ------------
            TELECOMMUNICATIONS
   125,530  Deutsche Telekom AG...................................................................     5,280,225
                                                                                                    ------------

            TOTAL GERMANY.........................................................................    48,587,269
                                                                                                    ------------

            ITALY (2.4%)
            BROADCASTING
   605,900  Mediaset SpA..........................................................................     5,397,824
                                                                                                    ------------
            INTERNATIONAL BANKS
   757,800  Unicredito Italiano SpA...............................................................     3,336,374
                                                                                                    ------------
            OFFICE/PLANT AUTOMATION
   289,359  Tecnost SpA...........................................................................       716,232
                                                                                                    ------------
            PRINTING/FORMS
 1,833,000  Seat Pagine Gialle SpA................................................................     2,510,087
                                                                                                    ------------

            TOTAL ITALY...........................................................................    11,960,517
                                                                                                    ------------

            NETHERLANDS (7.6%)
            BOOKS/MAGAZINES
   200,000  VNU NV................................................................................     8,009,625
                                                                                                    ------------
            COMPUTER SOFTWARE & SERVICES
    67,700  Getronics NV..........................................................................     2,609,805
                                                                                                    ------------
            DIVERSIFIED ELECTRONIC PRODUCTS
   145,235  Koninklijke (Royal) Phillips Electronics NV...........................................    14,357,180
                                                                                                    ------------
            DIVERSIFIED FINANCIAL SERVICES
    93,389  ING Groep NV..........................................................................     5,067,170
                                                                                                    ------------
            FINANCIAL PUBLISHING/SERVICES
    85,000  Wolters Kluwer NV.....................................................................     3,390,913
                                                                                                    ------------
            FOOD CHAINS
   160,200  Laurus NV.............................................................................     3,725,251
                                                                                                    ------------

            TOTAL NETHERLANDS.....................................................................    37,159,944
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EUROPEAN GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            SPAIN (4.7%)
            INTERNATIONAL BANKS
   277,249  Banco Bilbao Vizcaya S.A..............................................................  $  4,014,381
   115,442  Banco Popular Espanol S.A.............................................................     8,321,824
                                                                                                    ------------
                                                                                                      12,336,205
                                                                                                    ------------
            TELECOMMUNICATIONS
   223,660  Telefonica S.A........................................................................    10,797,139
                                                                                                    ------------
            TOTAL SPAIN...........................................................................    23,133,344
                                                                                                    ------------

            SWEDEN (7.3%)
            CLOTHING/SHOE/ACCESSORY STORES
    93,120  Hennes & Mauritz AB (B Shares)........................................................     2,309,988
                                                                                                    ------------
            DIVERSIFIED COMMERCIAL SERVICES
   624,000  Securitas AB (Series "B" Free)........................................................     9,361,290
                                                                                                    ------------
            INDUSTRIAL MACHINERY/COMPONENTS
   435,600  Assa Abloy AB.........................................................................     4,733,944
                                                                                                    ------------
            INTERNATIONAL BANKS
   807,200  Nordbanken Holding AB.................................................................     4,738,980
                                                                                                    ------------
            LIFE INSURANCE
   215,100  Skandia Forsakrings AB................................................................     4,040,033
                                                                                                    ------------
            TELECOMMUNICATIONS EQUIPMENT
   333,500  Ericsson (L.M.) Telephone Co. AB (Series "B" Free)....................................    10,735,190
                                                                                                    ------------

            TOTAL SWEDEN..........................................................................    35,919,425
                                                                                                    ------------

            SWITZERLAND (9.3%)
            INTERNATIONAL BANKS
    24,460  UBS AG (Registered Shares)............................................................     7,318,914
                                                                                                    ------------
            MAJOR PHARMACEUTICALS
     3,300  Novartis AG (Registered Shares).......................................................     4,830,722
     1,026  Roche Holdings AG.....................................................................    10,572,954
                                                                                                    ------------
                                                                                                      15,403,676
                                                                                                    ------------
            OTHER TELECOMMUNICATIONS
    13,090  Swisscom AG (Registered Shares).......................................................     4,938,189
                                                                                                    ------------
            PACKAGED FOODS
     5,657  Nestle S.A............................................................................    10,218,132
                                                                                                    ------------

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            TOBACCO
     3,990  Compagnie Financiere Richemont AG (Series A)..........................................  $  7,693,364
                                                                                                    ------------

            TOTAL SWITZERLAND.....................................................................    45,572,275
                                                                                                    ------------

            UNITED KINGDOM (35.4%)
            ADVERTISING
   709,400  Aegis Group PLC.......................................................................     1,566,015
                                                                                                    ------------
            AEROSPACE
   655,481  British Aerospace PLC.................................................................     4,255,693
   340,607  Smiths Industries PLC.................................................................     4,500,639
                                                                                                    ------------
                                                                                                       8,756,332
                                                                                                    ------------
            ALCOHOLIC BEVERAGES
   650,900  Allied Domecq PLC.....................................................................     6,281,195
   442,407  Diageo PLC............................................................................     4,621,516
                                                                                                    ------------
                                                                                                      10,902,711
                                                                                                    ------------
            AUTO PARTS: O.E.M.
   744,838  BBA Group PLC.........................................................................     5,719,623
                                                                                                    ------------
            BOOKS/MAGAZINES
   279,220  EMAP PLC..............................................................................     4,887,042
                                                                                                    ------------
            BROADCASTING
   385,728  Granada Group PLC.....................................................................     7,158,701
                                                                                                    ------------
            CABLE TELEVISION
   589,182  TeleWest Communications PLC*..........................................................     2,643,068
                                                                                                    ------------
            CATALOG/SPECIALTY DISTRIBUTION
   490,500  Great Universal Stores PLC............................................................     5,437,145
                                                                                                    ------------
            CELLULAR TELEPHONE
   521,191  Vodafone AirTouch PLC.................................................................    10,272,676
                                                                                                    ------------
            DIVERSIFIED FINANCIAL SERVICES
    58,800  HSBC Holdings PLC.....................................................................     2,082,398
   110,953  HSBC Holdings PLC.....................................................................     3,931,142
   361,700  Lloyds TSB Group PLC..................................................................     4,904,826
                                                                                                    ------------
                                                                                                      10,918,366
                                                                                                    ------------
            FOOD CHAINS
 1,508,400  Morrison (W.M.) Supermarkets PLC......................................................     3,424,961
                                                                                                    ------------
            INTEGRATED OIL COMPANIES
   869,495  BP Amoco PLC..........................................................................    15,588,494
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EUROPEAN GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            INTERNATIONAL BANKS
   164,500  Abbey National PLC....................................................................  $  3,089,259
   355,600  Barclays PLC..........................................................................    10,350,709
                                                                                                    ------------
                                                                                                      13,439,968
                                                                                                    ------------
            LIFE INSURANCE
   668,700  Prudential Corp. PLC..................................................................     9,848,154
                                                                                                    ------------
            MAJOR PHARMACEUTICALS
   184,529  AstraZeneca PLC.......................................................................     7,215,061
   207,700  Glaxo Wellcome PLC....................................................................     5,773,849
   469,774  SmithKline Beecham PLC................................................................     6,107,398
                                                                                                    ------------
                                                                                                      19,096,308
                                                                                                    ------------
            MOVIES/ENTERTAINMENT
   160,000  Flextech PLC*.........................................................................     2,598,882
                                                                                                    ------------
            MULTI-LINE INSURANCE
   451,310  Royal & Sun Alliance Insurance Group PLC..............................................     4,049,150
                                                                                                    ------------
            MULTI-SECTOR COMPANIES
   776,400  General Electric Co. PLC..............................................................     7,920,752
                                                                                                    ------------
            OIL/GAS TRANSMISSION
   885,941  BG PLC................................................................................     5,413,188
                                                                                                    ------------
            OTHER SPECIALTY STORES
   292,700  Kingfisher PLC........................................................................     3,369,164
                                                                                                    ------------
            TELECOMMUNICATIONS
   720,000  British Telecommunications PLC........................................................    12,068,197
   615,088  Cable & Wireless PLC..................................................................     7,841,405
                                                                                                    ------------
                                                                                                      19,909,602
                                                                                                    ------------

            TOTAL UNITED KINGDOM..................................................................   172,920,302
                                                                                                    ------------
            TOTAL COMMON AND PREFERRED STOCKS
            (IDENTIFIED COST $376,295,231)........................................................   472,228,580
                                                                                                    ------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                       VALUE
--------------------------------------------------------------------------
              SHORT-TERM INVESTMENT (a) (3.0%)
              U.S. GOVERNMENT AGENCY
$   14,600    Federal Home Loan Banks 4.60% due 07/01/99
                (AMORTIZED COST $14,600,000)...............  $  14,600,000
                                                             -------------

TOTAL INVESTMENTS
(IDENTIFIED COST $390,895,231)............................................................   99.4 %   486,828,580

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................................    0.6       2,864,649
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 489,693,229
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $102,504,465 and the aggregate gross unrealized depreciation is $6,571,116, resulting in net unrealized appreciation of $95,933,349.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JUNE 30, 1999:

                                               UNREALIZED
 CONTRACTS TO           IN         DELIVERY   APPRECIATION/
    RECEIVE        EXCHANGE FOR      DATE     DEPRECIATION
------------------------------------------------------------
$       654,961      GBP 415,584   07/02/99  ($         332)
  SEK 2,772,000   $      327,311   07/02/99             135
                                                      -----
Net unrealized depreciation................
                                             ($         197)
                                                      -----
                                                      -----

CURRENCY ABBREVIATIONS:

GBP        British Pound.
SEK        Swedish Krona.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EUROPEAN GROWTH SUMMARY OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)

                                                                                                  PERCENT OF
INDUSTRY                                                                               VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Advertising.......................................................................  $  1,566,015        0.3 %
Aerospace.........................................................................     8,756,332        2.0
Alcoholic Beverages...............................................................    10,902,711        2.2
Apparel...........................................................................     4,326,231        0.9
Auto Parts: O.E.M.................................................................     5,719,623        1.2
Banking...........................................................................     7,283,210        1.5
Books/Magazines...................................................................    12,896,667        2.6
Broadcasting......................................................................    18,722,799        3.8
Building Materials/Diy Chains.....................................................     2,519,673        0.5
Cable Television..................................................................     2,643,068        0.5
Catalog/Specialty Distribution....................................................     5,437,145        1.1
Cellular Telephone................................................................    10,272,676        2.1
Clothing/Shoe/Accessory Stores....................................................     2,309,988        0.5
Computer Software.................................................................     5,118,719        1.0
Computer Software & Services......................................................     2,609,805        0.5
Diversified Commercial Services...................................................     9,361,290        1.9
Diversified Electronic Products...................................................    14,357,180        2.9
Diversified Financial Services....................................................    15,985,536        3.3
Diversified Manufacturing.........................................................     9,271,942        1.9
Electrical Products...............................................................    13,413,197        2.7
Finance Companies.................................................................     2,550,151        0.5
Financial Publishing/Services.....................................................     3,390,913        0.7
Food Chains.......................................................................    17,753,922        3.6
Hotels/Resorts....................................................................     8,941,382        1.8
Industrial Machinery/Components...................................................     4,733,944        1.0
Integrated Oil Companies..........................................................    27,247,970        5.7
International Banks...............................................................    50,882,699       10.3

                                                                                                  PERCENT OF
INDUSTRY                                                                               VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Life Insurance....................................................................  $ 13,888,187        2.8 %
Major Chemicals...................................................................     7,675,806        1.6
Major Pharmaceuticals.............................................................    34,499,984        7.1
Motor Vehicles....................................................................    13,938,697        2.9
Movies/Entertainment..............................................................     2,598,882        0.5
Multi-Line Insurance..............................................................    10,492,413        2.1
Multi-Sector Companies............................................................    10,348,077        2.1
Office/Plant Automation...........................................................       716,232        0.1
Oil/Gas Transmission..............................................................     5,413,188        1.1
Other Pharmaceuticals.............................................................     2,866,422        0.6
Other Specialty Stores............................................................     3,369,164        0.7
Other Telecommunications..........................................................     7,375,854        1.5
Packaged Foods....................................................................    10,218,132        2.1
Printing/Forms....................................................................     2,510,087        0.5
Shoe Manufacturing................................................................     2,934,494        0.6
Telecommunications................................................................    35,986,966        7.3
Telecommunications Equipment......................................................    20,727,843        4.2
Tobacco...........................................................................     7,693,364        1.6
U.S. Government Agency............................................................    14,600,000        3.0
                                                                                    ------------      -----
                                                                                    $486,828,580       99.4 %
                                                                                    ------------      -----
                                                                                    ------------      -----

                                                                                                  PERCENT OF
TYPE OF INVESTMENT                                                                     VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Common Stocks.....................................................................  $467,902,349       95.5 %
Preferred Stocks..................................................................     4,326,231        0.9
Short-Term Investments............................................................    14,600,000        3.0
                                                                                    ------------      -----
                                                                                    $486,828,580       99.4 %
                                                                                    ------------      -----
                                                                                    ------------      -----

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  COMMON AND PREFERRED STOCKS, RIGHTS, WARRANTS AND BONDS (88.6%)
                  AUSTRALIA (10.8%)
                  AIRLINES
        109,900   Quantas Airways Ltd..............................................................  $   365,509
                                                                                                     -----------
                  ALCOHOLIC BEVERAGES
        225,300   Fosters Brewing Group Ltd........................................................      639,392
                                                                                                     -----------
                  DIVERSIFIED COMMERCIAL SERVICES
         21,900   Brambles Industries Ltd..........................................................      580,935
                                                                                                     -----------
                  INTERNATIONAL BANKS
         85,900   National Australia Bank Ltd......................................................    1,431,309
        142,650   Westpac Banking Corp., Ltd.......................................................      931,747
                                                                                                     -----------
                                                                                                       2,363,056
                                                                                                     -----------
                  MEDIA CONGLOMERATES
        132,700   News Corp., Ltd. (The)...........................................................    1,140,050
                                                                                                     -----------
                  OTHER METALS/MINERALS
         83,712   Broken Hill Proprietary Co., Ltd.................................................      976,396
         84,800   Rio Tinto Ltd....................................................................    1,400,093
                                                                                                     -----------
                                                                                                       2,376,489
                                                                                                     -----------
                  PRECIOUS METALS
        267,900   Normandy Mining Ltd..............................................................      179,627
                                                                                                     -----------
                  REAL ESTATE
         44,650   Lend Lease Corp., Ltd............................................................      617,296
                                                                                                     -----------
                  TELECOMMUNICATIONS
          5,600   Aapt Ltd.*.......................................................................       17,542
         98,600   Cable & Wireless Optus Ltd.*.....................................................      226,066
        235,450   Telstra Corp. Ltd................................................................    1,358,521
                                                                                                     -----------
                                                                                                       1,602,129
                                                                                                     -----------

                  TOTAL AUSTRALIA..................................................................    9,864,483
                                                                                                     -----------
                  CHINA (0.2%)
                  COAL MINING
        475,000   Yanzhou Coal Mining Co. Ltd......................................................      168,349
                                                                                                     -----------

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  ELECTRIC UTILITIES
         76,000   Shandong International Power Development Co. Ltd.................................  $    17,141
                                                                                                     -----------

                  TOTAL CHINA......................................................................      185,490
                                                                                                     -----------

                  HONG KONG (12.2%)
                  AIRLINES
        168,400   Cathay Pacific Airways...........................................................      258,269
                                                                                                     -----------
                  BROADCASTING
        105,000   Television Broadcasts Ltd........................................................      492,577
                                                                                                     -----------
                  CELLULAR TELEPHONE
         96,200   China Telecom Ltd................................................................      267,181
        117,500   SmarTone Telecommunications Holdings Ltd.........................................      417,955
                                                                                                     -----------
                                                                                                         685,136
                                                                                                     -----------
                  DIVERSIFIED FINANCIAL SERVICES
        178,000   Credit Lyonn HSBC Holdings Inc. (Warrants due 10/13/99)..........................       88,894
                                                                                                     -----------
                  DIVERSIFIED MANUFACTURING
         35,600   Johnson Electric Holdings, Ltd...................................................      145,902
                                                                                                     -----------
                  INTERNATIONAL BANKS
         87,000   Dao Heng Bank Group Ltd..........................................................      390,195
                                                                                                     -----------
                  MARINE TRANSPORTATION
        325,500   Cosco Pacific Ltd................................................................      268,481
                                                                                                     -----------
                  MULTI-LINE INSURANCE
        212,000   AXA China Region Ltd.............................................................      169,399
                                                                                                     -----------
                  MULTI-SECTOR COMPANIES
        264,000   Hutchison Whampoa, Ltd...........................................................    2,390,195
        119,700   New World Development Co., Ltd...................................................      358,674
         88,200   Swire Pacific Ltd. (Class A).....................................................      436,499
                                                                                                     -----------
                                                                                                       3,185,368
                                                                                                     -----------
                  PACKAGE GOODS/COSMETICS
        381,800   Hengan International Group Co. Ltd.*.............................................      193,134
                                                                                                     -----------
                  REAL ESTATE
        164,000   Cheung Kong (Holdings) Ltd.......................................................    1,458,398
         75,000   Kerry Properties Ltd.............................................................       99,076

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
        168,100   Sun Hung Kai Properties Ltd......................................................  $ 1,532,771
                                                                                                     -----------
                                                                                                       3,090,245
                                                                                                     -----------
                  TELECOMMUNICATIONS
         37,000   Asia Satellite Telecommunications Holdings Ltd...................................       86,787
        494,200   Hong Kong Telecommunications Ltd.................................................    1,277,027
                                                                                                     -----------
                                                                                                       1,363,814
                                                                                                     -----------
                  UTILITIES
         54,100   CLP Holdings Ltd.................................................................      262,858
                                                                                                     -----------
                  WHOLESALE DISTRIBUTORS
         82,400   Citic Pacific Ltd................................................................      262,836
        152,900   Li & Fund Ltd....................................................................      365,540
                                                                                                     -----------
                                                                                                         628,376
                                                                                                     -----------

                  TOTAL HONG KONG..................................................................   11,222,648
                                                                                                     -----------

                  INDIA (3.8%)
                  COMPUTER HARDWARE
         10,000   HCL Infosystems Ltd..............................................................       82,405
                                                                                                     -----------
                  COMPUTER SOFTWARE
         14,700   Aptech Ltd.......................................................................      241,899
         15,400   Leading Edge Systems Ltd.........................................................      103,848
         18,200   Software Solution Integrated Ltd.................................................      181,351
                                                                                                     -----------
                                                                                                         527,098
                                                                                                     -----------
                  COMPUTER SOFTWARE & SERVICES
          3,300   NIIT Ltd.........................................................................      154,405
         10,700   Satyam Computer Service Ltd......................................................      312,245
                                                                                                     -----------
                                                                                                         466,650
                                                                                                     -----------
                  CONSTRUCTION/AGRICULTURAL EQUIPMENT/TRUCKS
         46,700   Larsen & Toubro Ltd..............................................................      307,930
          5,950   Punjab Tractors Ltd..............................................................      181,444
                                                                                                     -----------
                                                                                                         489,374
                                                                                                     -----------
                  E.D.P. SERVICES
          2,500   Tata Infotech Ltd................................................................       61,226
                                                                                                     -----------
                  ELECTRICAL PRODUCTS
         36,000   Bharat Heavy Electricals Ltd.....................................................      203,820
                                                                                                     -----------

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  ELECTRONIC DATA PROCESSING
         20,100   Digital Equipment Ltd............................................................  $   197,762
                                                                                                     -----------
                  FINANCE COMPANIES
        105,250   ICICI Ltd........................................................................      178,041
                                                                                                     -----------
                  GENERIC DRUGS
          4,900   Dr. Reddy's Laboratories Ltd.....................................................       93,951
                                                                                                     -----------
                  MAJOR PHARMACEUTICALS
          3,200   Pfizer Ltd.......................................................................       72,558
                                                                                                     -----------
                  MOTOR VEHICLES
          7,500   Hero Honda Motors Ltd............................................................      186,421
                                                                                                     -----------
                  MOVIES/ENTERTAINMENT
         13,000   Zee Telefilms Ltd................................................................      435,328
                                                                                                     -----------
                  PACKAGE GOODS/COSMETICS
          3,100   Hindustan Lever Ltd..............................................................      169,804
                                                                                                     -----------
                  SPECIALTY CHEMICALS
          6,450   Hoechst Marion Roussel Ltd.......................................................       81,646
                                                                                                     -----------
                  TELECOMMUNICATIONS
          4,000   Videsh Sanchar Nigam Ltd.........................................................       84,143
                                                                                                     -----------
                  TOBACCO
          5,000   ITC Limited......................................................................      126,064
                                                                                                     -----------

                  TOTAL INDIA......................................................................    3,456,291
                                                                                                     -----------

                  INDONESIA (0.6%)
                  BUILDING MATERIALS
         52,300   PT Semen Gresik (Persero) Tbk....................................................      114,945
                                                                                                     -----------
                  DEPARTMENT STORES
         60,500   PT Ramayana Lestari Sentosa Tbk..................................................       43,436
                                                                                                     -----------
                  MUTUAL FUNDS
        500,000   Batavia Investment Fund Ltd......................................................      --
                                                                                                     -----------
                  TELECOMMUNICATIONS
         24,084   PT Telekomunikasi Indonesia (ADR)................................................      299,545
                                                                                                     -----------
                  TOBACCO
         48,000   PT Gudang Garam Tbk..............................................................      131,516
                                                                                                     -----------

                  TOTAL INDONESIA..................................................................      589,442
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  JAPAN (35.6%)
                  BUILDING PRODUCTS
         60,000   Sanwa Shutter Corp...............................................................  $   324,752
    JPY 10,000K   Sanwa Shutter Corp. 0.90% due 03/31/06 (Conv.)...................................       83,086
                                                                                                     -----------
                                                                                                         407,838
                                                                                                     -----------
                  CONSUMER ELECTRONICS/APPLIANCES
         11,300   Aiwa Co., Ltd....................................................................      372,937
         14,000   Rinnai Corp......................................................................      321,122
         12,000   Sony Corp........................................................................    1,292,079
                                                                                                     -----------
                                                                                                       1,986,138
                                                                                                     -----------
                  CONSUMER SPECIALTIES
         46,000   Casio Computer Co., Ltd..........................................................      349,175
                                                                                                     -----------
                  DIVERSIFIED ELECTRONIC PRODUCTS
        120,000   Hitachi Ltd......................................................................    1,123,762
         12,600   Kyocera Corp.....................................................................      738,119
         51,000   Matsushita Electric Industrial Co., Ltd..........................................      988,861
         89,000   NEC Corp.........................................................................    1,105,157
        167,000   Toshiba Corp.....................................................................    1,189,117
                                                                                                     -----------
                                                                                                       5,145,016
                                                                                                     -----------
                  E.D.P. PERIPHERALS
         34,000   Mitsumi Electric Co., Ltd........................................................      948,185
                                                                                                     -----------
                  ELECTRICAL PRODUCTS
         77,000   Furukawa Electric Co., Ltd. (The)................................................      352,599
                                                                                                     -----------
                  ELECTRONIC COMPONENTS
         10,000   TDK Corp.........................................................................      913,366
                                                                                                     -----------
                  ELECTRONIC DATA PROCESSING
         60,000   Fujitsu Ltd......................................................................    1,205,446
                                                                                                     -----------
                  ELECTRONIC DISTRIBUTORS
         18,000   Ryosan Co., Ltd..................................................................      356,436
                                                                                                     -----------
                  FINANCE COMPANIES
         30,100   Hitachi Credit Corp..............................................................      594,798
                                                                                                     -----------
                  FOOD CHAINS
         11,000   FamilyMart Co., Ltd..............................................................      503,713
                                                                                                     -----------
                  HOME BUILDING
         54,000   Sekisui Chemical Co., Ltd........................................................      312,772
         51,000   Sekisui House Ltd................................................................      549,554
                                                                                                     -----------
                                                                                                         862,326
                                                                                                     -----------
                  HOME FURNISHINGS
          6,000   Sangetsu Co., Ltd................................................................      127,475
                                                                                                     -----------

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  INDUSTRIAL MACHINERY/COMPONENTS
         47,000   Amada Co., Ltd...................................................................  $   331,559
         49,000   Daifuku Co., Ltd.................................................................      341,625
         51,000   Daikin Industries, Ltd...........................................................      591,213
         25,000   Fuji Machine Manufacturing Co., Ltd..............................................      769,389
         51,000   Minebea Co., Ltd.................................................................      568,069
    JPY 17,000K   Minebea Co., Ltd. 0.80% due 03/31/03 (Conv.).....................................      225,825
        119,000   Mitsubishi Heavy Industries, Ltd.................................................      482,087
         25,000   Tsubakimoto Chain Co.............................................................       88,903
                                                                                                     -----------
                                                                                                       3,398,670
                                                                                                     -----------
                  INDUSTRIAL SPECIALTIES
         38,000   Fujitec Co., Ltd.................................................................      359,620
                                                                                                     -----------
                  MOTOR VEHICLES
        154,000   Nissan Motor Co., Ltd............................................................      734,422
         34,000   Suzuki Motor Corp................................................................      540,017
         18,000   Toyota Motor Corp................................................................      568,812
                                                                                                     -----------
                                                                                                       1,843,251
                                                                                                     -----------
                  OFFICE EQUIPMENT/SUPPLIES
         35,000   Canon, Inc.......................................................................    1,004,951
    JPY  8,000K   Canon, Inc. 1.00% due 12/20/02 (Conv.)...........................................      157,360
         31,000   Lintec Corp......................................................................      311,535
         70,000   Ricoh Co., Ltd...................................................................      962,211
                                                                                                     -----------
                                                                                                       2,436,057
                                                                                                     -----------
                  OTHER PHARMACEUTICALS
         21,000   Ono Pharmaceutical Co., Ltd......................................................      727,723
         38,000   Sankyo Co., Ltd..................................................................      956,271
         24,000   Yamanouchi Pharmaceutical Co., Ltd...............................................      916,832
                                                                                                     -----------
                                                                                                       2,600,826
                                                                                                     -----------
                  PHOTOGRAPHIC PRODUCTS
         26,000   Fuji Photo Film Co...............................................................      982,508
                                                                                                     -----------
                  POLLUTION CONTROL EQUIPMENT
         19,000   Kurita Water Industries Ltd......................................................      340,182
                                                                                                     -----------
                  PRINTING/FORMS
         31,000   Dai Nippon Printing Co., Ltd.....................................................      494,926
         24,000   Nissha Printing Co., Ltd.........................................................      174,257
                                                                                                     -----------
                                                                                                         669,183
                                                                                                     -----------
                  REAL ESTATE
         43,000   Mitsubishi Estate Co., Ltd.......................................................      419,002
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  RECREATIONAL PRODUCTS/TOYS
         10,100   Nintendo Co., Ltd................................................................  $ 1,417,500
         50,000   Yamaha Corp......................................................................      600,248
                                                                                                     -----------
                                                                                                       2,017,748
                                                                                                     -----------
                  SEMICONDUCTORS
          4,000   Rohm Co. Ltd.....................................................................      625,413
                                                                                                     -----------
                  SPECIALTY CHEMICALS
        100,000   Daicel Chemical Industries, Ltd..................................................      367,162
         83,000   Kaneka Corp......................................................................      780,693
        106,000   Mitsubishi Chemical Corp.........................................................      366,452
         35,000   NIFCO Inc........................................................................      335,850
         59,000   Shin-Etsu Polymer Co., Ltd.......................................................      330,536
                                                                                                     -----------
                                                                                                       2,180,693
                                                                                                     -----------
                  TELECOMMUNICATIONS
             89   Nippon Telegraph & Telephone Corp................................................    1,035,396
                                                                                                     -----------

                  TOTAL JAPAN......................................................................   32,661,060
                                                                                                     -----------
                  MALAYSIA+ (3.2%)
                  ALCOHOLIC BEVERAGES
         75,000   Carlsberg Brewery Berhad.........................................................      200,495
                                                                                                     -----------
                  BANKING
        218,000   Commerce Asset-Holding Berhad....................................................      507,228
         53,000   Malayan Banking Berhad...........................................................      149,554
        224,000   Public Bank Berhad...............................................................      160,238
                                                                                                     -----------
                                                                                                         817,020
                                                                                                     -----------
                  TELECOMMUNICATIONS
        342,000   Telekom Malaysia Berhad..........................................................    1,202,079
                                                                                                     -----------
                  TOBACCO
         76,400   Rothmans of Pall Mall Berhad.....................................................      543,688
                                                                                                     -----------
                  WHOLESALE DISTRIBUTORS
        129,000   Sime Darby Berhad................................................................      159,015
                                                                                                     -----------
                  TOTAL MALAYSIA...................................................................    2,922,297
                                                                                                     -----------
                  NEW ZEALAND (0.6%)
                  AIRLINES
         91,500   Air New Zealand Ltd. (Class B)...................................................      190,380
                                                                                                     -----------

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  TELECOMMUNICATIONS
         89,800   Telecom Corporation of New Zealand Ltd...........................................  $   388,057
                                                                                                     -----------

                  TOTAL NEW ZEALAND................................................................      578,437
                                                                                                     -----------

                  PHILIPPINES (0.6%)
                  ALCOHOLIC BEVERAGES
        109,120   San Miguel Corp. (Class B).......................................................      237,404
                                                                                                     -----------
                  BANKING
         51,150   Philippine National Bank.........................................................      138,098
                                                                                                     -----------
                  TELECOMMUNICATIONS
          4,520   Philippine Long Distance Telephone Co............................................      137,437
                                                                                                     -----------

                  TOTAL PHILIPPINES................................................................      512,939
                                                                                                     -----------

                  SINGAPORE (4.8%)
                  AEROSPACE
        130,000   Singapore Technologies Engineering Ltd...........................................      147,501
                                                                                                     -----------
                  BANKING
         27,000   Overseas Union Bank Ltd..........................................................      130,159
                                                                                                     -----------
                  DIVERSIFIED ELECTRONIC PRODUCTS
         93,100   Natsteel Electronics Ltd.........................................................      407,757
                                                                                                     -----------
                  ELECTRONIC COMPONENTS
         60,000   Gul Technologies.................................................................       57,143
         63,600   Venture Manufacturing Ltd........................................................      489,806
                                                                                                     -----------
                                                                                                         546,949
                                                                                                     -----------
                  INTERNATIONAL BANKS
         15,000   Deutsche Bank (Warrants due 03/28/02)*...........................................       11,199
        756,000   Deutsche Bank London (Warrants due 04/09/02)*....................................      675,555
         53,320   Overseas Chinese Banking Corp., Ltd..............................................      445,117
         43,000   United Overseas Bank Ltd.........................................................      300,823
                                                                                                     -----------
                                                                                                       1,432,694
                                                                                                     -----------
                  MARINE TRANSPORTATION
         54,500   Sembcorp Logistics Ltd...........................................................      214,668
                                                                                                     -----------
                  NEWSPAPERS
         34,019   Singapore Press Holdings Ltd.....................................................      579,983
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  REAL ESTATE
         54,400   City Developments Ltd............................................................  $   348,595
         45,000   Parkway Holdings Ltd.............................................................      111,111
                                                                                                     -----------
                                                                                                         459,706
                                                                                                     -----------
                  TEXTILES
$          220K   Finlayson Global Corp. Ltd. 0.00% due 02/19/04 (Conv.)...........................      348,062
                                                                                                     -----------
                  TOBACCO
         21,800   Rothmans Industries Ltd..........................................................      183,269
                                                                                                     -----------

                  TOTAL SINGAPORE..................................................................    4,450,748
                                                                                                     -----------
                  SOUTH KOREA (7.6%)
                  BANKING
         11,160   Hana Bank........................................................................      163,905
          7,150   Kookmin Bank.....................................................................      145,162
         31,480   Korea Exchange Bank..............................................................      176,778
                                                                                                     -----------
                                                                                                         485,845
                                                                                                     -----------
                  CELLULAR TELEPHONE
            270   SK Telecom Co. Ltd...............................................................      363,965
             61   SK Telecom Co. Ltd. (Rights)*....................................................       31,796
                                                                                                     -----------
                                                                                                         395,761
                                                                                                     -----------
                  CONSUMER/BUSINESS SERVICES
          6,150   Daewoo Securities Co.............................................................      119,546
                                                                                                     -----------
                  DIVERSIFIED ELECTRONIC PRODUCTS
          7,950   LG Electronics...................................................................      219,784
         11,227   Samsung Electronics Co...........................................................    1,231,818
                                                                                                     -----------
                                                                                                       1,451,602
                                                                                                     -----------
                  DIVERSIFIED FINANCIAL SERVICES
         15,270   Good Morning Securities Co. Ltd..................................................       94,324
                                                                                                     -----------
                  ELECTRIC UTILITIES
         62,490   Korea Electric Power Corp. (ADR).................................................    1,281,045
                                                                                                     -----------
                  ELECTRONIC COMPONENTS
          8,016   Samsung Electro-Mechanics Co.....................................................      277,011
                                                                                                     -----------
                  INDUSTRIAL SPECIALTIES
          3,710   Hankuk Glass Industry Co. Ltd....................................................       99,361
                                                                                                     -----------

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  INTERNATIONAL BANKS
         11,160   Housing & Commercial Bank, Korea.................................................  $   351,914
          3,500   Kookmin Bank (GDR)...............................................................       71,750
         11,120   Koram Bank.......................................................................      139,300
                                                                                                     -----------
                                                                                                         562,964
                                                                                                     -----------
                  OIL REFINING/MARKETING
          8,830   SK Corp..........................................................................      254,029
                                                                                                     -----------
                  PAINTS/COATINGS
          1,890   Korea Chemical Co., Ltd..........................................................      169,814
                                                                                                     -----------
                  PROPERTY - CASUALTY INSURERS
            500   Samsung Fire & Marine Insurance..................................................      352,052
                                                                                                     -----------
                  SPECIALTY CHEMICALS
          4,920   L.G. Chemical Ltd................................................................      133,892
                                                                                                     -----------
                  STEEL/IRON ORE
          6,420   Pohang Iron & Steel Co., Ltd.....................................................      772,526
                                                                                                     -----------
                  TELECOMMUNICATIONS
          7,610   Korea Telecom Corp...............................................................      504,923
            700   Korea Telecom Corp. (ADR)*.......................................................       28,000
                                                                                                     -----------
                                                                                                         532,923
                                                                                                     -----------

                  TOTAL SOUTH KOREA................................................................    6,982,695
                                                                                                     -----------

                  TAIWAN (6.8%)
                  COMPUTER HARDWARE
         41,250   Acer Inc. (GDR)*.................................................................      515,625
         64,540   Asustek Computer Inc. (GDR)......................................................      929,376
$          185K   Compal Electronics 1.00% due 11/21/03 (Conv.)....................................      625,910
                                                                                                     -----------
                                                                                                       2,070,911
                                                                                                     -----------
                  DIVERSIFIED COMMERCIAL SERVICES
         38,960   ASE Test Ltd.*...................................................................      827,900
                                                                                                     -----------
                  MUTUAL FUNDS
            163   Taipei Fund*.....................................................................    1,676,129
                                                                                                     -----------
                  SEMICONDUCTORS
         47,250   Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)................................    1,606,500
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  STEEL/IRON ORE
          6,300   China Steel Corp. (GDR)..........................................................  $    96,390
                                                                                                     -----------

                  TOTAL TAIWAN.....................................................................    6,277,830
                                                                                                     -----------
                  THAILAND (1.8%)
                  BUILDING MATERIALS
         28,566   Siam City Cement Co. PCL.........................................................      117,766
                                                                                                     -----------
                  BUILDING MATERIALS/DIY CHAINS
          4,500   Siam Cement Co., Ltd.*...........................................................      136,697
                                                                                                     -----------
                  ELECTRONIC COMPONENTS
         19,530   Delta Electronics, Inc...........................................................      164,207
                                                                                                     -----------
                  ELECTRONIC DATA PROCESSING
          9,800   Shin Corp. PCL...................................................................       45,717
                                                                                                     -----------
                  INTERNATIONAL BANKS
        184,400   Siam Commercial Bank (Warrants due 05/10/02).....................................      118,782
         36,500   Siam Commercial Bank PCL (Conv. Pref.)...........................................       51,973
         46,600   Thai Farmers Bank PCL............................................................      144,085
                                                                                                     -----------
                                                                                                         314,840
                                                                                                     -----------
                  MOVIES/ENTERTAINMENT
         47,700   BEC World PCL....................................................................      297,559
                                                                                                     -----------
                  OTHER TELECOMMUNICATIONS
         29,000   Advanced Info Service PCL........................................................      393,274
                                                                                                     -----------
                  REAL ESTATE
        330,900   Golden Land Property Development Company Ltd.....................................      195,201
                                                                                                     -----------

                  TOTAL THAILAND...................................................................    1,665,261
                                                                                                     -----------

                  TOTAL COMMON AND PREFERRED STOCKS, RIGHTS, WARRANTS AND BONDS
                  (IDENTIFIED COST $65,458,288)....................................................   81,369,621
                                                                                                     -----------

   PRINCIPAL
   AMOUNT IN
   THOUSANDS                                                                                            VALUE
----------------------------------------------------------------------------------------------------------------
                  SHORT-TERM INVESTMENT (a) (10.4%)
                  U.S. GOVERNMENT AGENCY
$         9,500   Federal Home Loan Mortgage Corp. 4.60% due 07/01/99 (AMORTIZED COST
                    $9,500,000)....................................................................  $ 9,500,000
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $74,958,288) (B)..........................................................   99.0 %   90,869,621

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES.............................................    1.0        909,578
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $ 91,779,199
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

ADR  American Depository Receipt.
GDR  Global Depository Receipt.
 K   In thousands.
 *   Non-income producing security.
 + Securities deemed illiquid. The Malaysian Government subjects the proceeds on sales of securities denominated in Malaysian ringgits to a graduated exit tax.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $16,914,407 and the aggregate gross unrealized depreciation is $1,003,074, resulting in net unrealized appreciation of $15,911,333.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JUNE 30, 1999:

                                               UNREALIZED
 CONTRACTS TO           IN         DELIVERY   APPRECIATION
    RECEIVE        EXCHANGE FOR      DATE    (DEPRECIATION)
------------------------------------------------------------
IDR  739,140,410  $      110,155   07/02/1999 $       (1,856)
THB      51,268   $        1,388   07/02/1999              2
AUD    1,748,721  $    1,155,904   07/02/1999          9,618
HKD   6,696,749   $      863,206   07/02/1999           (133)
HKD     419,216   $       54,034   07/06/1999             (6)
                                             ---------------
Net unrealized appreciation................  $        7,625
                                             ---------------
                                             ---------------

CURRENCY ABBREVIATIONS:

AUD        Australian Dollar.
HKD        Hong Kong Dollar.
IDR        Indonesian Rupiah.
JPY        Japanese Yen.
THB        Thai Baht.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH SUMMARY OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)

                                                                                                  PERCENT OF
INDUSTRY                                                                                VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------
Aerospace..........................................................................  $   147,501        0.2 %
Airlines...........................................................................      814,158        0.9
Alcoholic Beverages................................................................    1,077,291        1.2
Banking............................................................................    1,571,122        1.7
Broadcasting.......................................................................      492,577        0.5
Building Materials.................................................................      232,711        0.2
Building Materials/DIY Chains......................................................      136,697        0.1
Building Products..................................................................      407,838        0.4
Cellular Telephone.................................................................    1,080,897        1.2
Coal Mining........................................................................      168,349        0.2
Computer Hardware..................................................................    2,153,316        2.4
Computer Software..................................................................      527,098        0.6
Computer Software & Services.......................................................      466,650        0.5
Construction/Agricultural Equipment/Trucks.........................................      489,374        0.5
Consumer Electronics/Appliances....................................................    1,986,138        2.2
Consumer Specialties...............................................................      349,175        0.4
Consumer/Business Services.........................................................      119,546        0.1
Department Stores..................................................................       43,436        0.0
Diversified Commercial Services....................................................    1,408,835        1.5
Diversified Electronic Products....................................................    7,004,375        7.7
Diversified Financial Services.....................................................      183,218        0.2
Diversified Manufacturing..........................................................      145,902        0.2
E.D.P. Peripherals.................................................................      948,185        1.0
E.D.P. Services....................................................................       61,226        0.1
Electric Utilities.................................................................    1,298,186        1.4
Electrical Products................................................................      556,419        0.6
Electronic Components..............................................................    1,901,533        2.1
Electronic Data Processing.........................................................    1,448,925        1.6
Electronic Distributors............................................................      356,436        0.4
Finance Companies..................................................................      772,839        0.8
Food Chains........................................................................      503,713        0.5
Generic Drugs......................................................................       93,951        0.1
Home Building......................................................................      862,326        0.9
Home Furnishings...................................................................      127,475        0.1
Industrial Machinery/Components....................................................    3,398,670        3.7
Industrial Specialties.............................................................      458,981        0.5
International Banks................................................................    5,063,749        5.5
Major Pharmaceuticals..............................................................       72,558        0.1

                                                                                                  PERCENT OF
INDUSTRY                                                                                VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------
Marine Transportation..............................................................  $   483,149        0.5 %
Media Conglomerates................................................................    1,140,050        1.2
Motor Vehicles.....................................................................    2,029,672        2.2
Movies/Entertainment...............................................................      732,887        0.8
Multi-Line Insurance...............................................................      169,399        0.2
Multi-Sector Companies.............................................................    3,185,368        3.5
Mutual Funds.......................................................................    1,676,129        1.8
Newspapers.........................................................................      579,983        0.6
Office Equipment/Supplies..........................................................    2,436,057        2.7
Oil Refining/Marketing.............................................................      254,029        0.3
Other Metals/Minerals..............................................................    2,376,489        2.6
Other Pharmaceuticals..............................................................    2,600,826        2.8
Other Telecommunications...........................................................      393,274        0.4
Package Goods/Cosmetics............................................................      362,938        0.4
Paints/Coatings....................................................................      169,814        0.2
Photographic Products..............................................................      982,508        1.1
Pollution Control Equipment........................................................      340,182        0.4
Precious Metals....................................................................      179,627        0.2
Printing/Forms.....................................................................      669,183        0.7
Property - Casualty Insurers.......................................................      352,052        0.4
Real Estate........................................................................    4,781,450        5.2
Recreational Products/Toys.........................................................    2,017,748        2.2
Semiconductors.....................................................................    2,231,913        2.4
Specialty Chemicals................................................................    2,396,231        2.6
Steel/Iron Ore.....................................................................      868,916        0.9
Telecommunications.................................................................    6,645,523        7.3
Textiles...........................................................................      348,062        0.4
Tobacco............................................................................      984,537        1.1
U.S. Government Agency.............................................................    9,500,000       10.4
Utilities..........................................................................      262,858        0.3
Wholesale Distributors.............................................................      787,391        0.9
                                                                                     -----------     -----
                                                                                     $90,869,621       99.0 %
                                                                                     -----------     -----
                                                                                     -----------     -----

                                                                                                  PERCENT OF
TYPE OF INVESTMENT                                                                      VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------
Common Stocks......................................................................  $78,951,178      86.0  %
Convertible Bonds..................................................................    1,440,243       1.6
Convertible Preferred Stock........................................................       51,973    --
Rights.............................................................................       31,796    --
Short-Term Investment..............................................................    9,500,000      10.4
Warrants...........................................................................      894,431       1.0
                                                                                     -----------       ---
                                                                                     $90,869,621      99.0  %
                                                                                     -----------       ---
                                                                                     -----------       ---

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EQUITY
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)

NUMBER OF
 SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (95.0%)
           ADVERTISING (1.0%)
 115,200   Interpublic Group of Companies, Inc..................................................  $    9,979,200
  11,850   Valassis Communications, Inc.*.......................................................         434,006
 100,000   Young & Rubicam, Inc.................................................................       4,543,750
                                                                                                  --------------
                                                                                                      14,956,956
                                                                                                  --------------
           AIRLINES (0.9%)
 410,100   Southwest Airlines Co................................................................      12,764,362
                                                                                                  --------------
           ALCOHOLIC BEVERAGES (1.1%)
 140,000   Anheuser-Busch Companies, Inc........................................................       9,931,250
  99,000   LVMH (ADR) (France)..................................................................       5,841,000
                                                                                                  --------------
                                                                                                      15,772,250
                                                                                                  --------------
           ALUMINUM (0.9%)
 216,000   Alcoa Inc............................................................................      13,365,000
                                                                                                  --------------
           AUTO PARTS: O.E.M. (0.3%)
  85,000   Lear Corp.*..........................................................................       4,228,750
                                                                                                  --------------
           BEVERAGES - NON-ALCOHOLIC (1.0%)
 200,000   Coca-Cola Enterprises Inc............................................................       5,950,000
 355,000   Pepsi Bottling Group, Inc............................................................       8,187,187
                                                                                                  --------------
                                                                                                      14,137,187
                                                                                                  --------------
           BIOTECHNOLOGY (1.3%)
  90,000   Biogen, Inc.*........................................................................       5,788,125
 440,000   Cephalon, Inc.*......................................................................       7,480,000
   5,000   COR Therapeutics, Inc.*..............................................................          73,125
  10,000   Genset (ADR) (France)*...............................................................         155,000
  26,000   IDEC Pharmaceuticals Corp.*..........................................................       2,002,000
  60,000   MedImmune, Inc.*.....................................................................       4,080,000
                                                                                                  --------------
                                                                                                      19,578,250
                                                                                                  --------------
           BOOKS/MAGAZINES (0.5%)
 185,000   Reader's Digest Assoc., Inc. (Class A)...............................................       7,353,750
                                                                                                  --------------
           BROADCASTING (3.1%)
 325,000   CBS Corp.*...........................................................................      14,117,187
  78,000   Chancellor Media Corp.*..............................................................       4,294,875
 165,000   Clear Channel Communications, Inc.*..................................................      11,374,687
  75,000   Grupo Televisa S.A. (GDR) (Mexico)*..................................................       3,360,937
  64,200   Hispanic Broadcasting Corp.*.........................................................       4,867,162

NUMBER OF
 SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
  53,600   Univision Communications, Inc. (Class A)*............................................  $    3,537,600
 100,000   USA Networks, Inc.*..................................................................       4,006,250
                                                                                                  --------------
                                                                                                      45,558,698
                                                                                                  --------------
           BUILDING MATERIALS/DIY CHAINS (0.9%)
 202,000   Home Depot, Inc. (The)...............................................................      13,016,375
                                                                                                  --------------
           CABLE TELEVISION (1.7%)
 300,800   AT&T Corp. - Liberty Media Group (Class A)*..........................................      11,054,400
  75,000   Comcast Corp. (Class A Special)*.....................................................       2,882,812
  21,800   Cox Communications, Inc. (Class A)*..................................................         802,512
  55,000   EchoStar Communications Corp. (Class A)*.............................................       8,439,062
  18,000   MediaOne Group, Inc.*................................................................       1,338,750
                                                                                                  --------------
                                                                                                      24,517,536
                                                                                                  --------------
           CLOTHING/SHOE/ACCESSORY STORES (1.4%)
  15,000   Children's Place Retail Stores, Inc. (The)*..........................................         605,625
 106,800   Gap, Inc. (The)......................................................................       5,380,050
 189,000   Intimate Brands, Inc.................................................................       8,953,875
 118,200   Limited (The), Inc...................................................................       5,363,325
                                                                                                  --------------
                                                                                                      20,302,875
                                                                                                  --------------
           COMPUTER COMMUNICATIONS (1.2%)
   4,000   Aware, Inc.*.........................................................................         183,500
 174,000   Cisco Systems, Inc.*.................................................................      11,212,125
  24,100   Juniper Networks, Inc.*..............................................................       3,589,394
  15,000   Redback Networks Inc.*...............................................................       1,883,437
                                                                                                  --------------
                                                                                                      16,868,456
                                                                                                  --------------
           COMPUTER HARDWARE (1.4%)
  70,000   International Business Machines Corp.................................................       9,047,500
 112,000   Lexmark International Group, Inc. (Class A)*.........................................       7,399,000
  70,000   Sun Microsystems, Inc.*..............................................................       4,821,250
                                                                                                  --------------
                                                                                                      21,267,750
                                                                                                  --------------
           COMPUTER SOFTWARE (5.4%)
  34,500   BackWeb Technologies Ltd. (Israel)*..................................................         935,812
  78,000   Citrix Systems, Inc.*................................................................       4,382,625
  65,000   Computer Associates International, Inc...............................................       3,575,000
 225,000   Compuware Corp.*.....................................................................       7,143,750
  95,900   Great Plains Software, Inc.*.........................................................       4,453,356

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EQUITY
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
 175,000   i2 Technologies, Inc.*...............................................................  $    7,525,000
 210,000   Microsoft Corp.*.....................................................................      18,926,250
 420,000   Oracle Corp.*........................................................................      15,592,500
 150,000   Siebel Systems, Inc.*................................................................       9,937,500
  68,000   Veritas Software Corp.*..............................................................       6,455,750
                                                                                                  --------------
                                                                                                      78,927,543
                                                                                                  --------------
           CONSTRUCTION/AGRICULTURAL EQUIPMENT/TRUCKS (0.5%)
  54,000   Caterpillar, Inc.....................................................................       3,240,000
  68,100   Navistar International Corp.*........................................................       3,405,000
                                                                                                  --------------
                                                                                                       6,645,000
                                                                                                  --------------
           CONSUMER ELECTRONICS/APPLIANCES (0.7%)
  95,000   Sony Corp. (ADR) (Japan).............................................................      10,485,625
                                                                                                  --------------
           CONTAINERS/PACKAGING (0.5%)
 100,000   Temple-Inland, Inc...................................................................       6,825,000
                                                                                                  --------------
           CONTRACT DRILLING (0.8%)
 290,000   ENSCO International Inc..............................................................       5,781,875
 180,000   Global Marine, Inc.*.................................................................       2,778,750
 180,000   Rowan Companies, Inc.*...............................................................       3,318,750
                                                                                                  --------------
                                                                                                      11,879,375
                                                                                                  --------------
           DEPARTMENT STORES (1.2%)
 118,000   Federated Department Stores, Inc.*...................................................       6,246,625
 250,000   Sears, Roebuck & Co..................................................................      11,140,625
                                                                                                  --------------
                                                                                                      17,387,250
                                                                                                  --------------
           DISCOUNT CHAINS (2.0%)
 150,640   Ames Department Stores, Inc.*........................................................       6,854,120
 109,000   Dayton Hudson Corp...................................................................       7,085,000
 230,000   Dollar General Corp..................................................................       6,670,000
 190,000   Wal-Mart Stores, Inc.................................................................       9,167,500
                                                                                                  --------------
                                                                                                      29,776,620
                                                                                                  --------------
           DIVERSIFIED COMMERCIAL SERVICES (0.3%)
  24,000   CheckFree Holdings Corp.*............................................................         660,000
  65,000   SABRE Group Holdings, Inc.*..........................................................       4,468,750
                                                                                                  --------------
                                                                                                       5,128,750
                                                                                                  --------------
           DIVERSIFIED ELECTRONIC PRODUCTS (1.5%)
  20,000   Gemstar International Group Ltd. (Virgin Islands)*...................................       1,305,000
  70,000   Honeywell, Inc.......................................................................       8,111,250

NUMBER OF
 SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
  90,000   Rockwell International Corp..........................................................  $    5,467,500
  39,000   Uniphase Corp.*......................................................................       6,474,000
                                                                                                  --------------
                                                                                                      21,357,750
                                                                                                  --------------
           DIVERSIFIED FINANCIAL SERVICES (1.3%)
 110,000   American Express Co..................................................................      14,313,750
  50,000   Equitable Companies, Inc.............................................................       3,350,000
  40,000   Fortis (NL) NV (ADR) (Netherlands)...................................................       1,280,000
                                                                                                  --------------
                                                                                                      18,943,750
                                                                                                  --------------
           DIVERSIFIED MANUFACTURING (2.8%)
 179,400   AlliedSignal, Inc....................................................................      11,302,200
  71,000   Mannesmann AG (ADR) (Germany)........................................................      10,738,750
  64,000   Minnesota Mining & Manufacturing Co..................................................       5,564,000
 145,000   Tyco International Ltd. (Bermuda)....................................................      13,738,750
                                                                                                  --------------
                                                                                                      41,343,700
                                                                                                  --------------
           E.D.P. SERVICES (1.6%)
 110,000   Electronic Data Systems Corp.........................................................       6,221,875
 285,000   First Data Corp......................................................................      13,947,187
  70,000   Unisys Corp.*........................................................................       2,725,625
                                                                                                  --------------
                                                                                                      22,894,687
                                                                                                  --------------
           ELECTRIC UTILITIES (0.4%)
 110,000   AES Corp. (The)*.....................................................................       6,393,750
                                                                                                  --------------
           ELECTRONIC COMPONENTS (0.0%)
   7,000   Sanmina Corp.*.......................................................................         531,125
                                                                                                  --------------
           ELECTRONIC PRODUCTION EQUIPMENT (2.6%)
 240,000   Applied Materials, Inc.*.............................................................      17,730,000
 151,000   ASM Lithography Holding NV (Netherlands)*............................................       8,909,000
 162,000   Teradyne, Inc.*......................................................................      11,623,500
                                                                                                  --------------
                                                                                                      38,262,500
                                                                                                  --------------
           FINANCE COMPANIES (0.4%)
  16,100   E-LOAN, Inc.*........................................................................         619,850
 145,700   MBNA Corp............................................................................       4,462,062
  38,500   NextCard, Inc.*......................................................................       1,304,187
                                                                                                  --------------
                                                                                                       6,386,099
                                                                                                  --------------
           FLUID CONTROLS (0.1%)
  38,600   Parker-Hannifin Corp.................................................................       1,765,950
                                                                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EQUITY
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           FOREST PRODUCTS (1.2%)
 270,000   Georgia-Pacific Group................................................................  $   12,791,250
  65,000   Weyerhaeuser Co......................................................................       4,468,750
                                                                                                  --------------
                                                                                                      17,260,000
                                                                                                  --------------
           HOSPITAL/NURSING MANAGEMENT (0.2%)
 130,000   Columbia/HCA Healthcare Corp.........................................................       2,965,625
                                                                                                  --------------
           INDUSTRIAL MACHINERY/COMPONENTS (0.9%)
  90,000   Illinois Tool Works Inc..............................................................       7,380,000
  82,000   Ingersoll-Rand Co....................................................................       5,299,250
                                                                                                  --------------
                                                                                                      12,679,250
                                                                                                  --------------
           INSURANCE BROKERS/SERVICES (0.3%)
  55,000   Marsh & McLennan Companies, Inc......................................................       4,152,500
                                                                                                  --------------
           INTEGRATED OIL COMPANIES (1.3%)
  85,000   Atlantic Richfield Co................................................................       7,102,812
  88,300   Exxon Corp...........................................................................       6,810,138
  84,000   Texaco, Inc..........................................................................       5,250,000
                                                                                                  --------------
                                                                                                      19,162,950
                                                                                                  --------------
           INTERNATIONAL BANKS (0.3%)
 110,000   Argentaria, Caja Postal y Banco Hipotecario de Espana, S.A. (ADR) (Spain)............       5,060,000
                                                                                                  --------------
           INTERNET SERVICES (1.9%)
   5,400   Ask Jeeves, Inc.*....................................................................          75,600
 100,000   RealNetworks, Inc.*..................................................................       6,887,500
  75,000   VeriSign, Inc.*......................................................................       6,468,750
  80,000   Yahoo! Inc.*.........................................................................      13,775,000
                                                                                                  --------------
                                                                                                      27,206,850
                                                                                                  --------------
           INVESTMENT BANKERS/BROKERS/SERVICES (0.4%)
   5,800   Goldman Sachs Group, Inc.............................................................         419,050
   6,000   Merrill Lynch & Co., Inc.............................................................         479,625
  47,000   Schwab (Charles) Corp................................................................       5,164,125
                                                                                                  --------------
                                                                                                       6,062,800
                                                                                                  --------------
           INVESTMENT MANAGERS (0.2%)
  75,000   Franklin Resources, Inc..............................................................       3,046,875
                                                                                                  --------------
           LIFE INSURANCE (0.3%)
  74,200   Lincoln National Corp................................................................       3,881,588
                                                                                                  --------------
           MAJOR BANKS (1.9%)
  20,000   Bank of New York Co., Inc............................................................         733,750
 175,000   Chase Manhattan Corp.................................................................      15,159,375

NUMBER OF
 SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
  10,000   First Union Corp.....................................................................  $      470,000
 139,000   Huntington Bancshares, Inc...........................................................       4,856,313
 110,000   PNC Bank Corp........................................................................       6,338,750
                                                                                                  --------------
                                                                                                      27,558,188
                                                                                                  --------------
           MAJOR CHEMICALS (0.2%)
  25,000   Dow Chemical Co......................................................................       3,171,875
                                                                                                  --------------
           MAJOR PHARMACEUTICALS (1.8%)
  75,000   American Home Products Corp..........................................................       4,312,500
 170,000   Bristol-Myers Squibb Co..............................................................      11,974,375
 102,000   Johnson & Johnson....................................................................       9,996,000
   5,000   Pharmacia & Upjohn, Inc..............................................................         284,063
   6,000   Schering-Plough Corp.................................................................         318,000
   3,000   Warner-Lambert Co....................................................................         208,125
                                                                                                  --------------
                                                                                                      27,093,063
                                                                                                  --------------
           MAJOR U.S. TELECOMMUNICATIONS (0.8%)
  80,000   AT&T Corp............................................................................       4,465,000
  40,000   MCI WorldCom, Inc....................................................................       3,440,000
  62,000   Sprint Corp. (FON Group).............................................................       3,274,375
                                                                                                  --------------
                                                                                                      11,179,375
                                                                                                  --------------
           MANAGED HEALTH CARE (1.0%)
 168,000   United HealthCare Corp...............................................................      10,521,000
  48,000   Wellpoint Health Networks, Inc.*.....................................................       4,074,000
                                                                                                  --------------
                                                                                                      14,595,000
                                                                                                  --------------
           MEAT/POULTRY/FISH (0.0%)
  15,000   ConAgra, Inc.........................................................................         399,375
                                                                                                  --------------
           MEDIA CONGLOMERATES (1.1%)
 115,300   Fox Entertainment Group, Inc. (Series A)*............................................       3,105,894
  82,000   News Corporation Ltd. (The) (ADR) (Australia)........................................       2,895,625
  65,000   Time Warner Inc......................................................................       4,777,500
  10,000   Viacom, Inc. (Class A)*..............................................................         441,250
 108,600   Viacom, Inc. (Class B)*..............................................................       4,778,400
                                                                                                  --------------
                                                                                                      15,998,669
                                                                                                  --------------
           MEDICAL EQUIPMENT & SUPPLIES (0.4%)
   8,257   Medtronic, Inc.......................................................................         643,014
 232,000   Summit Technology, Inc.*.............................................................       5,104,000
                                                                                                  --------------
                                                                                                       5,747,014
                                                                                                  --------------
           MEDICAL SPECIALTIES (2.4%)
  55,000   Bausch & Lomb, Inc...................................................................       4,207,500
 236,200   Boston Scientific Corp.*.............................................................      10,378,038
 109,125   Minimed, Inc.*.......................................................................       8,395,805

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EQUITY
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
  90,000   Perclose, Inc.*......................................................................  $    4,320,000
  97,200   St. Jude Medical, Inc.*..............................................................       3,462,750
  60,000   VISX, Inc.*..........................................................................       4,755,000
                                                                                                  --------------
                                                                                                      35,519,093
                                                                                                  --------------
           MEDICAL/DENTAL DISTRIBUTORS (0.0%)
  11,250   Cardinal Health, Inc.................................................................         721,406
                                                                                                  --------------
           MEDICAL/NURSING SERVICES (0.4%)
 400,000   HEALTHSOUTH Corp.*...................................................................       5,975,000
                                                                                                  --------------
           MILITARY/GOV'T/TECHNICAL (1.1%)
 143,100   General Motors Corp. (Class H)*......................................................       8,049,375
 117,200   Raytheon Co. (Class B)...............................................................       8,247,950
                                                                                                  --------------
                                                                                                      16,297,325
                                                                                                  --------------
           MOVIES/ENTERTAINMENT (1.0%)
  49,900   Premier Parks Inc.*..................................................................       1,833,825
 248,400   Seagram Co. Ltd. (Canada)............................................................      12,513,150
                                                                                                  --------------
                                                                                                      14,346,975
                                                                                                  --------------
           MULTI-LINE INSURANCE (1.5%)
 117,000   American International Group, Inc....................................................      13,696,313
 100,000   CIGNA Corp...........................................................................       8,900,000
                                                                                                  --------------
                                                                                                      22,596,313
                                                                                                  --------------
           MULTI-SECTOR COMPANIES (2.3%)
 200,000   General Electric Co..................................................................      22,600,000
 162,000   United Technologies Corp.............................................................      11,613,375
                                                                                                  --------------
                                                                                                      34,213,375
                                                                                                  --------------
           NEWSPAPERS (0.4%)
  74,400   Tribune Co...........................................................................       6,482,100
                                                                                                  --------------
           OFFICE EQUIPMENT/SUPPLIES (0.2%)
  31,400   Avery Dennison Corp..................................................................       1,895,775
  15,400   Pitney Bowes, Inc....................................................................         989,450
                                                                                                  --------------
                                                                                                       2,885,225
                                                                                                  --------------
           OIL & GAS PRODUCTION (0.5%)
 110,000   Apache Corp..........................................................................       4,290,000
  89,000   Noble Affiliates, Inc................................................................       2,508,688
                                                                                                  --------------
                                                                                                       6,798,688
                                                                                                  --------------
           OIL/GAS TRANSMISSION (0.8%)
 150,000   Enron Corp...........................................................................      12,262,500
                                                                                                  --------------
           OILFIELD SERVICES/EQUIPMENT (3.0%)
 169,400   Baker Hughes Inc.....................................................................       5,674,900
 170,000   BJ Services Co.*.....................................................................       5,004,375
   8,000   Coflexip, S.A. (ADR) (France)........................................................         350,000

NUMBER OF
 SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
 120,000   Cooper Cameron Corp.*................................................................  $    4,447,500
 215,000   Halliburton Co.......................................................................       9,728,750
  72,000   Schlumberger, Ltd....................................................................       4,585,500
 112,300   Smith International, Inc.*...........................................................       4,878,031
 260,000   Weatherford International, Inc.*.....................................................       9,522,500
                                                                                                  --------------
                                                                                                      44,191,556
                                                                                                  --------------
           OTHER PHARMACEUTICALS (0.6%)
  42,000   Allergan, Inc........................................................................       4,662,000
  64,000   Biovail Corporation International (Canada)*..........................................       3,268,000
  12,000   Elan Corp. PLC (ADR) (Ireland)*......................................................         333,000
   5,000   Watson Pharmaceuticals, Inc.*........................................................         175,313
                                                                                                  --------------
                                                                                                       8,438,313
                                                                                                  --------------
           OTHER TELECOMMUNICATIONS (0.3%)
  12,000   McLeodUSA, Inc. (Class A)*...........................................................         658,500
   6,000   NEXTLINK Communications, Inc. (Class A)*.............................................         445,875
  40,000   NTL Inc.*............................................................................       3,447,500
                                                                                                  --------------
                                                                                                       4,551,875
                                                                                                  --------------
           PACKAGE GOODS/COSMETICS (2.2%)
 255,000   Avon Products, Inc...................................................................      14,152,500
  95,000   Colgate-Palmolive Co.................................................................       9,381,250
 184,000   Estee Lauder Companies, Inc. (Class A)...............................................       9,223,000
                                                                                                  --------------
                                                                                                      32,756,750
                                                                                                  --------------
           PACKAGED FOODS (0.0%)
  15,000   Aurora Foods, Inc.*..................................................................         262,500
                                                                                                  --------------
           PAPER (0.8%)
 157,000   International Paper Co...............................................................       7,928,500
  68,000   Willamette Industries, Inc...........................................................       3,132,250
                                                                                                  --------------
                                                                                                      11,060,750
                                                                                                  --------------
           PROPERTY - CASUALTY INSURERS (0.5%)
 100,000   Chubb Corp...........................................................................       6,950,000
   5,800   St. Paul Companies, Inc..............................................................         184,513
                                                                                                  --------------
                                                                                                       7,134,513
                                                                                                  --------------
           RAILROADS (0.2%)
  54,100   Canadian National Railway Co. (Canada)...............................................       3,624,700
                                                                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EQUITY
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           RESTAURANTS (0.6%)
 230,000   Outback Steakhouse, Inc.*............................................................  $    8,998,750
                                                                                                  --------------
           RETAIL - SPECIALTY (3.2%)
 180,000   Best Buy Co., Inc.*..................................................................      12,150,000
 155,000   Circuit City Stores, Inc.-Circuit City Group.........................................      14,415,000
 238,800   Tandy Corp...........................................................................      11,671,350
  54,700   Tiffany & Co.........................................................................       5,278,550
 150,000   Toys 'R' Us, Inc.*...................................................................       3,103,125
                                                                                                  --------------
                                                                                                      46,618,025
                                                                                                  --------------
           SEMICONDUCTORS (6.8%)
  60,000   Applied Micro Circuits Corp.*........................................................       4,995,000
  26,000   Broadcom Corp. (Class A)*............................................................       3,757,000
  52,000   Conexant Systems, Inc.*..............................................................       3,016,000
  10,000   Intel Corp...........................................................................         594,375
  95,000   Linear Technology Corp...............................................................       6,388,750
  72,200   LSI Logic Corp.*.....................................................................       3,330,225
  12,700   Maker Communications, Inc.*..........................................................         390,525
  98,000   Maxim Integrated Products, Inc.*.....................................................       6,517,000
 110,000   PMC - Sierra, Inc. (Canada)*.........................................................       6,483,125
 252,000   RF Micro Devices, Inc.*..............................................................      18,805,500
 160,000   STMicroelectronics NV (Netherlands)..................................................      11,100,000
 210,000   Taiwan Semiconductor Manufacturing Co. Ltd. (ADR) (Taiwan)...........................       7,140,000
 104,000   Texas Instruments, Inc...............................................................      15,080,000
  13,000   TranSwitch Corp.*....................................................................         615,063
  34,000   TriQuint Semiconductor, Inc..........................................................       1,931,625
  50,000   Vitesse Semiconductor Corp.*.........................................................       3,393,750
 121,000   Xilinx, Inc.*........................................................................       6,927,250
                                                                                                  --------------
                                                                                                     100,465,188
                                                                                                  --------------
           SERVICES TO THE HEALTH INDUSTRY (0.0%)
  10,000   MedQuist Inc.*.......................................................................         436,875
                                                                                                  --------------
           SHOE MANUFACTURING (0.9%)
 200,000   Nike, Inc. (Class B).................................................................      12,662,500
                                                                                                  --------------
           SPECIALTY CHEMICALS (0.5%)
  51,600   Air Products & Chemicals, Inc........................................................       2,076,900
 105,000   Praxair, Inc.........................................................................       5,138,438
                                                                                                  --------------
                                                                                                       7,215,338
                                                                                                  --------------

NUMBER OF
 SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           TELECOMMUNICATIONS (2.0%)
  30,000   British Telecommunications PLC (ADR) (United Kingdom)................................  $    5,137,500
 260,000   Nippon Telegraph & Telephone Corp. (ADR) (Japan).....................................      16,282,500
  90,000   Telefonos de Mexico S.A. (Series L) (ADR) (Mexico)...................................       7,273,125
                                                                                                  --------------
                                                                                                      28,693,125
                                                                                                  --------------
           TELECOMMUNICATIONS EQUIPMENT (7.5%)
 201,500   Comverse Technology, Inc.*...........................................................      15,188,063
 186,024   Ericsson (L.M.) Telefonaktiebolaqet (ADR) (Sweden)...................................       6,115,539
  89,200   General Instrument Corp.*............................................................       3,791,000
 180,000   Lucent Technologies Inc..............................................................      12,138,750
 170,000   Motorola, Inc........................................................................      16,107,500
 205,000   Nokia Corp. (ADR) (Finland)..........................................................      18,770,313
 138,000   Nortel Networks Corp. (Canada).......................................................      11,980,125
 120,000   QUALCOMM Inc.*.......................................................................      17,220,000
 149,400   Scientific-Atlanta, Inc..............................................................       5,378,400
  46,000   Tellabs, Inc.*.......................................................................       3,107,875
                                                                                                  --------------
                                                                                                     109,797,565
                                                                                                  --------------
           TOBACCO (0.0%)
   5,000   Philip Morris Companies, Inc.........................................................         200,938
                                                                                                  --------------
           WIRELESS COMMUNICATIONS (2.3%)
 179,000   Nextel Communications, Inc. (Class A)*...............................................       8,983,563
 115,000   Sprint Corp. (PCS Group)*............................................................       6,569,375
  30,000   Teligent, Inc. (Class A)*............................................................       1,792,500
  62,500   Vodafone AirTouch PLC (ADR) (United Kingdom).........................................      12,312,500
  34,000   VoiceStream Wireless Corp.*..........................................................         966,875
  34,000   Western Wireless Corp. (Class A)*....................................................         918,000
  47,000   WinStar Communications, Inc.*........................................................       2,291,250
                                                                                                  --------------
                                                                                                      33,834,063
                                                                                                  --------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $1,258,213,206).....................................................   1,394,884,990
                                                                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EQUITY
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENTS (6.4%)
           U.S. GOVERNMENT AGENCY (a) (6.4%)
$ 93,900   Federal Home Loan Mortgage Corp. 4.60% due 07/01/99 (AMORTIZED COST $93,900,000).....  $   93,900,000
                                                                                                  --------------

           REPURCHASE AGREEMENT (0.0%)
     132   The Bank of New York 4.625% due 07/01/99 (dated 06/30/99; proceeds $131,550) (b)
             (IDENTIFIED COST $131,533).........................................................         131,533
                                                                                                  --------------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $94,031,533)........................................................      94,031,533
                                                                                                  --------------

TOTAL INVESTMENTS
(IDENTIFIED COST $1,352,244,739) (C)....................................................  101.4 %   1,488,916,523

LIABILITIES IN EXCESS OF OTHER ASSETS...................................................   (1.4)      (20,244,926)
                                                                                          ------  ---------------

NET ASSETS..............................................................................  100.0 % $ 1,468,671,597
                                                                                          ------  ---------------
                                                                                          ------  ---------------

---------------------

ADR  American Depository Receipt.
GDR  Global Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $135,783 U.S. Treasury Bill 0.00% due 09/30/99 valued at $134,163.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $154,387,861 and the aggregate gross unrealized depreciation is $17,716,077, resulting in net unrealized appreciation of $136,671,784.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            COMMON STOCKS (94.2%)
            ACCIDENT & HEALTH INSURANCE (0.2%)
     2,671  AFLAC, Inc............................................................................  $    127,874
     1,353  Torchmark Corp........................................................................        46,171
     1,390  UNUM Corp.............................................................................        76,102
                                                                                                    ------------
                                                                                                         250,147
                                                                                                    ------------
            ADVERTISING (0.2%)
     1,405  Interpublic Group of Companies, Inc...................................................       121,708
     1,788  Omnicom Group, Inc....................................................................       143,040
                                                                                                    ------------
                                                                                                         264,748
                                                                                                    ------------
            AEROSPACE (0.8%)
     9,738  Boeing Co.............................................................................       430,298
       744  Goodrich (B.F.) Co. (The).............................................................        31,620
     3,942  Lockheed Martin Corp..................................................................       146,839
       689  Northrop Grumman Corp.................................................................        45,689
     4,821  United Technologies Corp..............................................................       345,605
                                                                                                    ------------
                                                                                                       1,000,051
                                                                                                    ------------
            AIR FREIGHT/DELIVERY SERVICES (0.1%)
     2,974  FDX Corp.*............................................................................       161,339
                                                                                                    ------------
            AIRLINES (0.3%)
     1,535  AMR Corp.*............................................................................       104,764
     1,403  Delta Air Lines, Inc..................................................................        80,848
     3,355  Southwest Airlines Co.................................................................       104,424
       738  US Airways Group Inc.*................................................................        32,149
                                                                                                    ------------
                                                                                                         322,185
                                                                                                    ------------
            ALCOHOLIC BEVERAGES (0.3%)
     4,756  Anheuser-Busch Companies, Inc.........................................................       337,379
       685  Brown-Forman Corp. (Class B)..........................................................        44,653
       369  Coors (Adolph) Co. (Class B)..........................................................        18,265
                                                                                                    ------------
                                                                                                         400,297
                                                                                                    ------------
            ALUMINUM (0.3%)
     2,259  Alcan Aluminium Ltd. (Canada).........................................................        72,147
     3,695  Alcoa Inc.............................................................................       228,628
       645  Reynolds Metals Co....................................................................        38,055
                                                                                                    ------------
                                                                                                         338,830
                                                                                                    ------------
            APPAREL (0.1%)
       721  Fruit of the Loom, Inc. (Class A)*....................................................         7,030
       623  Liz Claiborne, Inc....................................................................        22,739

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
       341  Russell Corp..........................................................................  $      6,649
     1,198  VF Corp...............................................................................        51,214
                                                                                                    ------------
                                                                                                          87,632
                                                                                                    ------------
            AUTO PARTS: O.E.M. (0.3%)
     1,659  Dana Corp.............................................................................        76,418
     5,648  Delphi Automotive Systems Corp........................................................       104,841
       718  Eaton Corp............................................................................        66,056
       852  Johnson Controls, Inc.................................................................        59,054
     1,203  TRW Inc...............................................................................        66,015
                                                                                                    ------------
                                                                                                         372,384
                                                                                                    ------------
            AUTOMOTIVE AFTERMARKET (0.1%)
       758  Cooper Tire & Rubber Co...............................................................        17,908
     1,790  Genuine Parts Co......................................................................        62,650
     1,559  Goodyear Tire & Rubber Co.............................................................        91,689
                                                                                                    ------------
                                                                                                         172,247
                                                                                                    ------------
            BEVERAGES - NON-ALCOHOLIC (1.9%)
    24,669  Coca Cola Co..........................................................................     1,541,812
     4,243  Coca-Cola Enterprises Inc.............................................................       126,229
    14,766  PepsiCo, Inc..........................................................................       571,260
                                                                                                    ------------
                                                                                                       2,239,301
                                                                                                    ------------
            BIOTECHNOLOGY (0.3%)
     5,118  Amgen Inc.*...........................................................................       311,238
                                                                                                    ------------
            BOOKS/MAGAZINES (0.0%)
       711  Harcourt General, Inc.................................................................        36,661
       519  Meredith Corp.........................................................................        17,970
                                                                                                    ------------
                                                                                                          54,631
                                                                                                    ------------
            BROADCASTING (0.5%)
     7,117  CBS Corp.*............................................................................       309,145
     3,320  Clear Channel Communications, Inc.*...................................................       228,872
                                                                                                    ------------
                                                                                                         538,017
                                                                                                    ------------
            BUILDING MATERIALS (0.1%)
       548  Owens Corning.........................................................................        18,837
     1,007  Vulcan Materials Co...................................................................        48,588
                                                                                                    ------------
                                                                                                          67,425
                                                                                                    ------------
            BUILDING MATERIALS/DIY CHAINS (1.0%)
    14,813  Home Depot, Inc. (The)................................................................       954,513
     3,712  Lowe's Companies, Inc.................................................................       210,424
                                                                                                    ------------
                                                                                                       1,164,937
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            BUILDING PRODUCTS (0.1%)
       400  Armstrong World Industries, Inc.......................................................  $     23,125
     3,368  Masco Corp............................................................................        97,251
                                                                                                    ------------
                                                                                                         120,376
                                                                                                    ------------
            CABLE TELEVISION (0.6%)
     7,402  Comcast Corp. (Class A Special).......................................................       284,514
     6,054  MediaOne Group, Inc.*.................................................................       450,266
                                                                                                    ------------
                                                                                                         734,780
                                                                                                    ------------
            CASINO/GAMBLING (0.1%)
     1,276  Harrah's Entertainment, Inc.*.........................................................        28,072
     1,987  Mirage Resorts, Inc.*.................................................................        33,282
                                                                                                    ------------
                                                                                                          61,354
                                                                                                    ------------
            CELLULAR TELEPHONE (0.3%)
     2,959  Nextel Communications, Inc. (Class A)*................................................       148,505
     4,397  Sprint Corp. (PCS Group)*.............................................................       251,179
                                                                                                    ------------
                                                                                                         399,684
                                                                                                    ------------
            CLOTHING/SHOE/ACCESSORY STORES (0.6%)
     8,592  Gap, Inc. (The).......................................................................       432,822
     2,131  Limited (The), Inc....................................................................        96,694
     1,420  Nordstrom, Inc........................................................................        47,570
     3,216  TJX Companies, Inc....................................................................       107,133
                                                                                                    ------------
                                                                                                         684,219
                                                                                                    ------------
            COMPUTER COMMUNICATIONS (1.8%)
     3,618  3Com Corp.*...........................................................................        96,329
     1,721  Cabletron Systems, Inc.*..............................................................        22,373
    31,934  Cisco Systems, Inc.*..................................................................     2,057,747
                                                                                                    ------------
                                                                                                       2,176,449
                                                                                                    ------------
            COMPUTER HARDWARE (4.5%)
     1,590  Apple Computer, Inc.*.................................................................        73,637
    16,995  Compaq Computer Corp..................................................................       402,569
       506  Data General Corp.*...................................................................         7,369
    25,354  Dell Computer Corp.*..................................................................       936,513
     1,565  Gateway Inc...........................................................................        92,335
    10,147  Hewlett-Packard Co....................................................................     1,019,773
    18,143  International Business Machines Corp..................................................     2,344,983
     7,736  Sun Microsystems, Inc.*...............................................................       532,817
                                                                                                    ------------
                                                                                                       5,409,996
                                                                                                    ------------

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            COMPUTER SOFTWARE (5.0%)
       610  Adobe Systems, Inc....................................................................  $     50,096
       589  Autodesk, Inc.........................................................................        17,412
     2,357  BMC Software, Inc.*...................................................................       127,131
     5,362  Computer Associates International, Inc................................................       294,910
     3,674  Compuware Corp.*......................................................................       116,649
    51,024  Microsoft Corp.*......................................................................     4,598,538
     3,364  Novell, Inc.*.........................................................................        89,146
    14,390  Oracle Corp.*.........................................................................       534,229
     2,707  Parametric Technology Corp.*..........................................................        37,560
     2,407  PeopleSoft, Inc.*.....................................................................        41,521
                                                                                                    ------------
                                                                                                       5,907,192
                                                                                                    ------------
            COMPUTER/VIDEO CHAINS (0.3%)
     2,044  Best Buy Co., Inc.*...................................................................       137,970
     1,004  Circuit City Stores, Inc.-Circuit City Group..........................................        93,372
     1,934  Tandy Corp............................................................................        94,524
                                                                                                    ------------
                                                                                                         325,866
                                                                                                    ------------
            CONSTRUCTION/AGRICULTURAL EQUIPMENT/TRUCKS (0.4%)
       743  Case Corp.............................................................................        35,757
     3,557  Caterpillar, Inc......................................................................       213,420
       422  Cummins Engine Co., Inc...............................................................        24,107
     2,316  Deere & Co............................................................................        91,771
        82  NACCO Industries, Inc. (Class A)......................................................         6,027
       661  Navistar International Corp.*.........................................................        33,050
       782  PACCAR, Inc...........................................................................        41,739
                                                                                                    ------------
                                                                                                         445,871
                                                                                                    ------------
            CONSUMER ELECTRONICS/APPLIANCES (0.1%)
       884  Maytag Corp...........................................................................        61,604
       753  Whirlpool Corp........................................................................        55,722
                                                                                                    ------------
                                                                                                         117,326
                                                                                                    ------------
            CONSUMER SPECIALTIES (0.0%)
       344  Jostens, Inc..........................................................................         7,245
                                                                                                    ------------
            CONSUMER SUNDRIES (0.0%)
       674  American Greetings Corp. (Class A)....................................................        20,304
                                                                                                    ------------
            CONTAINERS/PACKAGING (0.2%)
       306  Ball Corp.............................................................................        12,928
       523  Bemis Company, Inc....................................................................        20,789
     1,223  Crown Cork & Seal Co., Inc............................................................        34,855

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
     1,558  Owens-Illinois, Inc.*.................................................................  $     50,927
       835  Sealed Air Corp.*.....................................................................        54,171
       557  Temple-Inland, Inc....................................................................        38,015
                                                                                                    ------------
                                                                                                         211,685
                                                                                                    ------------
            CONTRACT DRILLING (0.0%)
       494  Helmerich & Payne, Inc................................................................        11,763
       830  Rowan Companies, Inc.*................................................................        15,303
                                                                                                    ------------
                                                                                                          27,066
                                                                                                    ------------
            DEPARTMENT STORES (0.6%)
     1,069  Dillard's, Inc. (Class A).............................................................        37,549
     2,085  Federated Department Stores, Inc.*....................................................       110,375
     1,627  Kohl's Corp.*.........................................................................       125,584
     3,340  May Department Stores Co..............................................................       136,522
     2,635  Penney (J.C.) Co., Inc................................................................       127,962
     3,808  Sears, Roebuck & Co...................................................................       169,694
                                                                                                    ------------
                                                                                                         707,686
                                                                                                    ------------
            DISCOUNT CHAINS (2.3%)
     1,095  Consolidated Stores Corp.*............................................................        29,565
     2,196  Costco Companies, Inc.*...............................................................       175,680
     4,426  Dayton Hudson Corp....................................................................       287,690
     2,210  Dollar General Corp...................................................................        64,090
     4,949  Kmart Corp.*..........................................................................        81,349
    44,488  Wal-Mart Stores, Inc..................................................................     2,146,546
                                                                                                    ------------
                                                                                                       2,784,920
                                                                                                    ------------
            DIVERSIFIED COMMERCIAL SERVICES (0.1%)
     2,459  Paychex, Inc..........................................................................        78,073
                                                                                                    ------------
            DIVERSIFIED ELECTRONIC PRODUCTS (0.2%)
       797  Harris Corp...........................................................................        31,232
     1,261  Honeywell, Inc........................................................................       146,118
     1,903  Rockwell International Corp...........................................................       115,607
                                                                                                    ------------
                                                                                                         292,957
                                                                                                    ------------
            DIVERSIFIED FINANCIAL SERVICES (2.0%)
     4,504  American Express Co...................................................................       586,083
    33,782  Citigroup, Inc........................................................................     1,604,645
     1,422  Providian Financial Corp..............................................................       132,957
     1,246  Transamerica Corp.....................................................................        93,450
                                                                                                    ------------
                                                                                                       2,417,135
                                                                                                    ------------
            DIVERSIFIED MANUFACTURING (1.5%)
     1,927  Allegheny Teledyne Inc................................................................        43,598
     5,525  AlliedSignal, Inc.....................................................................       348,075
       944  Cooper Industries, Inc................................................................        49,088
     1,354  Danaher Corp..........................................................................        78,701
     2,152  Dover Corp............................................................................        75,320
       879  ITT Industries, Inc...................................................................        33,512

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
     4,025  Minnesota Mining & Manufacturing Co...................................................  $    349,923
     1,578  Thermo Electron Corp.*................................................................        31,659
     8,204  Tyco International Ltd. (Bermuda).....................................................       777,329
                                                                                                    ------------
                                                                                                       1,787,205
                                                                                                    ------------
            DRUGSTORE CHAINS (0.5%)
     3,907  CVS Corp..............................................................................       198,280
       393  Longs Drug Stores Corp................................................................        13,583
     2,588  Rite Aid Corp.........................................................................        63,729
    10,013  Walgreen Co...........................................................................       294,132
                                                                                                    ------------
                                                                                                         569,724
                                                                                                    ------------
            E.D.P. PERIPHERALS (0.5%)
    10,120  EMC Corp.*............................................................................       556,600
     2,226  Seagate Technology, Inc.*.............................................................        57,041
                                                                                                    ------------
                                                                                                         613,641
                                                                                                    ------------
            E.D.P. SERVICES (0.8%)
     6,186  Automatic Data Processing, Inc........................................................       272,184
     1,444  Ceridian Corp.*.......................................................................        47,201
     1,588  Computer Sciences Corp.*..............................................................       109,870
     4,921  Electronic Data Systems Corp..........................................................       278,344
     4,318  First Data Corp.......................................................................       211,312
                                                                                                    ------------
                                                                                                         918,911
                                                                                                    ------------
            ELECTRIC UTILITIES (2.0%)
     1,908  AES Corp. (The)*......................................................................       110,902
     1,372  Ameren Corp...........................................................................        52,650
     1,927  American Electric Power Co............................................................        72,383
     1,513  Carolina Power & Light Co.............................................................        64,775
     2,126  Central & South West Corp.............................................................        49,695
     1,588  CINergy Corp..........................................................................        50,816
     1,173  CMS Energy Corp.......................................................................        49,119
     2,272  Consolidated Edison, Inc..............................................................       102,808
     1,495  Constellation Energy Group, Inc.......................................................        44,289
     1,919  Dominion Resources, Inc...............................................................        83,117
     1,450  DTE Energy Co.........................................................................        58,000
     3,641  Duke Energy Corp......................................................................       197,979
     3,471  Edison International..................................................................        92,849
     2,467  Entergy Corp..........................................................................        77,094
     2,346  FirstEnergy Corp......................................................................        72,726
       980  Florida Progress Corp.................................................................        40,486
     1,801  FPL Group, Inc........................................................................        98,380
     1,256  GPU, Inc..............................................................................        52,987
     1,149  New Century Energies, Inc.............................................................        44,596

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
     1,873  Niagara Mohawk Holdings Inc...........................................................  $     30,085
     1,536  Northern States Power Co..............................................................        37,152
     2,972  PacifiCorp............................................................................        54,610
     1,918  PECO Energy Co........................................................................        80,316
     3,835  PG & E Corp...........................................................................       124,637
     1,576  PP&L Resources, Inc...................................................................        48,462
     2,195  Public Service Enterprise Group, Inc..................................................        89,721
     2,962  Reliant Energy, Inc...................................................................        81,825
     6,969  Southern Co...........................................................................       184,678
     2,806  Texas Utilities Co....................................................................       115,747
     2,171  Unicom Corp...........................................................................        83,719
                                                                                                    ------------
                                                                                                       2,346,603
                                                                                                    ------------
            ELECTRICAL PRODUCTS (0.3%)
     4,351  Emerson Electric Co...................................................................       273,569
       773  Raychem Corp..........................................................................        28,601
       568  Thomas & Betts Corp...................................................................        26,838
                                                                                                    ------------
                                                                                                         329,008
                                                                                                    ------------
            ELECTRONIC COMPONENTS (0.2%)
       823  Andrew Corp.*.........................................................................        15,586
     2,522  Solectron Corp.*......................................................................       168,186
                                                                                                    ------------
                                                                                                         183,772
                                                                                                    ------------
            ELECTRONIC DATA PROCESSING (0.1%)
     1,887  Silicon Graphics, Inc.*...............................................................        30,900
     2,696  Unisys Corp.*.........................................................................       104,975
                                                                                                    ------------
                                                                                                         135,875
                                                                                                    ------------
            ELECTRONIC PRODUCTION EQUIPMENT (0.3%)
     3,729  Applied Materials, Inc.*..............................................................       275,480
       881  KLA-Tencor Corp.*.....................................................................        57,100
                                                                                                    ------------
                                                                                                         332,580
                                                                                                    ------------
            ENGINEERING & CONSTRUCTION (0.0%)
       758  Fluor Corp............................................................................        30,699
       407  Foster Wheeler Corp...................................................................         5,749
                                                                                                    ------------
                                                                                                          36,448
                                                                                                    ------------
            ENVIRONMENTAL SERVICES (0.3%)
     1,568  Browning-Ferris Industries, Inc.......................................................        67,424
     6,089  Waste Management, Inc.................................................................       327,284
                                                                                                    ------------
                                                                                                         394,708
                                                                                                    ------------

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            FARMING/SEEDS/MILLING (0.2%)
     5,879  Archer-Daniels-Midland Co.............................................................  $     90,757
     2,394  Pioneer Hi-Bred International, Inc....................................................        93,216
                                                                                                    ------------
                                                                                                         183,973
                                                                                                    ------------
            FINANCE COMPANIES (1.8%)
     7,279  Associates First Capital Corp. (Class A)..............................................       322,551
     1,975  Capital One Financial Corp............................................................       109,983
     1,127  Countrywide Credit Industries, Inc....................................................        48,179
    10,247  Fannie Mae............................................................................       700,639
     6,950  Freddie Mac...........................................................................       403,100
     4,793  Household International, Inc..........................................................       227,068
     8,015  MBNA Corp.............................................................................       245,459
     1,628  SLM Holding Corp......................................................................        74,583
                                                                                                    ------------
                                                                                                       2,131,562
                                                                                                    ------------
            FINANCIAL PUBLISHING/SERVICES (0.2%)
       905  Dow Jones & Co., Inc..................................................................        48,022
     1,640  Dun & Bradstreet Corp.................................................................        58,117
     1,444  Equifax, Inc..........................................................................        51,533
     1,977  McGraw-Hill Companies, Inc............................................................       106,634
                                                                                                    ------------
                                                                                                         264,306
                                                                                                    ------------
            FLUID CONTROLS (0.0%)
     1,085  Parker-Hannifin Corp..................................................................        49,639
                                                                                                    ------------
            FOOD CHAINS (0.6%)
     4,202  Albertson's, Inc......................................................................       216,690
       383  Great Atlantic & Pacific Tea Co., Inc.................................................        12,950
     8,258  Kroger Co.*...........................................................................       230,708
     4,965  Safeway Inc.*.........................................................................       245,767
     1,486  Winn-Dixie Stores, Inc................................................................        54,889
                                                                                                    ------------
                                                                                                         761,004
                                                                                                    ------------
            FOOD DISTRIBUTORS (0.1%)
     1,192  Supervalu, Inc........................................................................        30,619
     3,309  SYSCO Corp............................................................................        98,650
                                                                                                    ------------
                                                                                                         129,269
                                                                                                    ------------
            FOREST PRODUCTS (0.2%)
     1,716  Georgia-Pacific Group.................................................................        81,295
     1,074  Louisiana-Pacific Corp................................................................        25,507
     2,005  Weyerhaeuser Co.......................................................................       137,844
                                                                                                    ------------
                                                                                                         244,646
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            GENERIC DRUGS (0.0%)
       956  Watson Pharmaceuticals, Inc.*.........................................................  $     33,520
                                                                                                    ------------
            HOME BUILDING (0.0%)
       595  Centex Corp...........................................................................        22,350
       349  Fleetwood Enterprises, Inc............................................................         9,227
       479  Kaufman & Broad Home Corp.............................................................        11,915
       432  Pulte Corp............................................................................         9,963
                                                                                                    ------------
                                                                                                          53,455
                                                                                                    ------------
            HOME FURNISHINGS (0.1%)
     2,816  Newell Rubbbermaid, Inc...............................................................       130,944
       576  Tupperware Corp.......................................................................        14,688
                                                                                                    ------------
                                                                                                         145,632
                                                                                                    ------------
            HOSPITAL/NURSING MANAGEMENT (0.2%)
     5,679  Columbia/HCA Healthcare Corp..........................................................       129,552
     1,110  HCR Manor Care, Inc.*.................................................................        26,848
     3,104  Tenet Healthcare Corp.*...............................................................        57,618
                                                                                                    ------------
                                                                                                         214,018
                                                                                                    ------------
            HOTELS/RESORTS (0.4%)
     6,130  Carnival Corp. (Class A)..............................................................       297,305
     2,582  Hilton Hotels Corp....................................................................        36,632
     2,494  Marriott International, Inc. (Class A)................................................        93,213
                                                                                                    ------------
                                                                                                         427,150
                                                                                                    ------------
            INDUSTRIAL MACHINERY/COMPONENTS (0.3%)
     2,504  Illinois Tool Works Inc...............................................................       205,328
     1,659  Ingersoll-Rand Co.....................................................................       107,213
       370  Milacron, Inc.........................................................................         6,845
                                                                                                    ------------
                                                                                                         319,386
                                                                                                    ------------
            INDUSTRIAL SPECIALTIES (0.1%)
     1,296  Ecolab, Inc...........................................................................        56,538
       441  Millipore Corp........................................................................        17,888
     1,246  Pall Corp.............................................................................        27,646
                                                                                                    ------------
                                                                                                         102,072
                                                                                                    ------------
            INSURANCE BROKERS/SERVICES (0.3%)
     2,560  AON Corp..............................................................................       105,600
     2,632  Marsh & McLennan Companies, Inc.......................................................       198,716
                                                                                                    ------------
                                                                                                         304,316
                                                                                                    ------------

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            INTEGRATED OIL COMPANIES (4.6%)
       903  Amerada Hess Corp.....................................................................  $     53,728
     3,219  Atlantic Richfield Co.................................................................       268,988
     6,552  Chevron Corp..........................................................................       623,668
    24,271  Exxon Corp............................................................................     1,871,901
       862  Kerr-McGee Corp.......................................................................        43,262
     7,823  Mobil Corp............................................................................       774,477
     2,524  Phillips Petroleum Co.................................................................       126,989
    21,437  Royal Dutch Petroleum Co. (ADR) (Netherlands).........................................     1,291,579
     5,363  Texaco, Inc...........................................................................       335,187
     2,421  Unocal Corp...........................................................................        95,932
                                                                                                    ------------
                                                                                                       5,485,711
                                                                                                    ------------
            INTERNET SERVICES (1.0%)
    10,862  America Online, Inc.*.................................................................     1,200,251
                                                                                                    ------------
            INVESTMENT BANKERS/BROKERS/SERVICES (1.3%)
     1,164  Bear Stearns Companies, Inc...........................................................        54,417
     1,188  Lehman Brothers Holdings, Inc.........................................................        73,953
     3,678  Merrill Lynch & Co., Inc..............................................................       294,010
     5,704  Morgan Stanley Dean Witter & Co. (Note 4).............................................       584,660
     1,460  Paine Webber Group, Inc...............................................................        68,255
     4,081  Schwab (Charles) Corp.................................................................       448,400
                                                                                                    ------------
                                                                                                       1,523,695
                                                                                                    ------------
            INVESTMENT MANAGERS (0.1%)
     2,520  Franklin Resources, Inc...............................................................       102,375
     1,103  Kansas City Southern Industries, Inc..................................................        70,385
                                                                                                    ------------
                                                                                                         172,760
                                                                                                    ------------
            LIFE INSURANCE (0.4%)
     2,508  American General Corp.................................................................       189,040
     3,234  Conseco, Inc..........................................................................        98,435
     1,059  Jefferson-Pilot Corp..................................................................        70,093
     2,002  Lincoln National Corp.................................................................       104,730
                                                                                                    ------------
                                                                                                         462,298
                                                                                                    ------------
            MAJOR BANKS (5.8%)
    17,444  Bank of America Corp..................................................................     1,278,863
     7,611  Bank of New York Co., Inc.............................................................       279,229
    11,806  Bank One Corp.........................................................................       703,195
     2,967  BankBoston Corp.......................................................................       151,688
     8,450  Chase Manhattan Corp..................................................................       731,981
     1,562  Comerica, Inc.........................................................................        92,841
     9,676  First Union Corp......................................................................       454,772

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
     6,612  Firstar Corp..........................................................................  $    185,136
     5,702  Fleet Financial Group, Inc............................................................       253,026
     2,100  Huntington Bancshares, Inc............................................................        73,369
     4,477  KeyCorp...............................................................................       143,824
     5,209  Mellon Bank Corp......................................................................       189,477
     1,773  Morgan (J.P.) & Co., Inc..............................................................       249,106
     3,147  National City Corp....................................................................       206,128
     3,039  PNC Bank Corp.........................................................................       175,122
     1,052  Republic New York Corp................................................................        71,733
     1,673  SouthTrust Corp.......................................................................        64,097
     1,610  State Street Corp.....................................................................       137,454
     1,712  Summit Bancorp........................................................................        71,583
     3,215  SunTrust Banks, Inc...................................................................       223,242
     7,267  U.S. Bancorp..........................................................................       247,078
     2,028  Wachovia Corp.........................................................................       173,521
    16,523  Wells Fargo & Co......................................................................       706,358
                                                                                                    ------------
                                                                                                       6,862,823
                                                                                                    ------------
            MAJOR CHEMICALS (1.3%)
     2,196  Dow Chemical Co.......................................................................       278,617
    11,276  Du Pont (E.I.) de Nemours & Co., Inc..................................................       770,292
       782  Eastman Chemical Co...................................................................        40,469
     1,008  Hercules, Inc.........................................................................        39,627
     6,313  Monsanto Co...........................................................................       248,969
     2,128  Rohm & Haas Co........................................................................        91,220
     1,329  Union Carbide Corp....................................................................        64,789
                                                                                                    ------------
                                                                                                       1,533,983
                                                                                                    ------------
            MAJOR PHARMACEUTICALS (8.2%)
    15,200  Abbott Laboratories...................................................................       691,600
    13,093  American Home Products Corp...........................................................       752,848
    19,853  Bristol-Myers Squibb Co...............................................................     1,398,396
    13,448  Johnson & Johnson.....................................................................     1,317,904
    11,006  Lilly (Eli) & Co......................................................................       788,305
    23,599  Merck & Co., Inc......................................................................     1,746,326
    12,939  Pfizer, Inc...........................................................................     1,420,055
     5,066  Pharmacia & Upjohn, Inc...............................................................       287,812
    14,717  Schering-Plough Corp..................................................................       780,001
     8,504  Warner-Lambert Co.....................................................................       589,965
                                                                                                    ------------
                                                                                                       9,773,212
                                                                                                    ------------
            MAJOR U.S. TELECOMMUNICATIONS (7.5%)
     2,813  ALLTEL Corp...........................................................................       201,130
    10,987  Ameritech Corp........................................................................       807,545
    31,811  AT&T Corp.............................................................................     1,775,451
    15,518  Bell Atlantic Corp....................................................................     1,014,489
    18,935  BellSouth Corp........................................................................       887,578
     9,714  GTE Corp..............................................................................       735,836

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
    18,601  MCI WorldCom, Inc.*...................................................................  $  1,599,686
    19,633  SBC Communications, Inc...............................................................     1,138,714
     8,648  Sprint Corp. (FON Group)..............................................................       456,723
     5,033  U.S. West, Inc........................................................................       295,689
                                                                                                    ------------
                                                                                                       8,912,841
                                                                                                    ------------
            MANAGED HEALTH CARE (0.3%)
     1,409  Aetna Inc.............................................................................       126,017
     1,675  Humana, Inc.*.........................................................................        21,670
     1,731  United HealthCare Corp................................................................       108,404
       675  Wellpoint Health Networks, Inc.*......................................................        57,291
                                                                                                    ------------
                                                                                                         313,382
                                                                                                    ------------
            MEAT/POULTRY/FISH (0.1%)
     4,881  ConAgra, Inc..........................................................................       129,957
                                                                                                    ------------
            MEDIA CONGLOMERATES (1.5%)
    20,587  Disney (Walt) Co......................................................................       634,337
    11,925  Time Warner, Inc......................................................................       876,488
     6,902  Viacom, Inc. (Class B)*...............................................................       303,688
                                                                                                    ------------
                                                                                                       1,814,513
                                                                                                    ------------
            MEDICAL EQUIPMENT & SUPPLIES (0.4%)
     5,840  Medtronic, Inc........................................................................       454,790
                                                                                                    ------------
            MEDICAL SPECIALTIES (0.7%)
     1,008  ALZA Corp. (Class A)*.................................................................        51,282
       517  Bard (C.R.), Inc......................................................................        24,719
       570  Bausch & Lomb, Inc....................................................................        43,605
     2,915  Baxter International, Inc.............................................................       176,722
     2,496  Becton, Dickinson & Co................................................................        74,880
     1,124  Biomet, Inc...........................................................................        44,539
     3,955  Boston Scientific Corp.*..............................................................       173,773
     3,021  Guidant Corp..........................................................................       155,393
       710  Mallinckrodt, Inc.....................................................................        25,826
       842  St. Jude Medical, Inc.*...............................................................        29,996
                                                                                                    ------------
                                                                                                         800,735
                                                                                                    ------------
            MEDICAL/DENTAL DISTRIBUTORS (0.2%)
     2,724  Cardinal Health, Inc..................................................................       174,677
     2,769  McKesson HBOC, Inc....................................................................        88,954
                                                                                                    ------------
                                                                                                         263,631
                                                                                                    ------------
            MEDICAL/NURSING SERVICES (0.1%)
     4,146  Healthsouth Corp.*....................................................................        61,931
                                                                                                    ------------
            METALS FABRICATIONS (0.0%)
       619  Timken Co. (The)......................................................................        12,071
                                                                                                    ------------
            MID - SIZED BANKS (0.5%)
     1,761  AmSouth Bancorporation................................................................        40,833
     2,686  Fifth Third Bancorp...................................................................       178,787

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
     1,579  Mercantile Bancorporation, Inc........................................................  $     90,200
     1,116  Northern Trust Corp...................................................................       108,252
     2,240  Regions Financial Corp................................................................        85,260
     2,710  Synovus Financial Corp................................................................        53,861
     1,426  Union Planters Corp...................................................................        63,724
                                                                                                    ------------
                                                                                                         620,917
                                                                                                    ------------
            MILITARY/GOV'T/TECHNICAL (0.3%)
       452  EG & G, Inc...........................................................................        16,103
     1,275  General Dynamics Corp.................................................................        87,338
     3,360  Raytheon Co. (Class B)................................................................       236,460
                                                                                                    ------------
                                                                                                         339,901
                                                                                                    ------------
            MOTOR VEHICLES (0.9%)
    12,104  Ford Motor Co.........................................................................       683,120
     6,482  General Motors Corp...................................................................       427,812
                                                                                                    ------------
                                                                                                       1,110,932
                                                                                                    ------------
            MOVIES/ENTERTAINMENT (0.2%)
       707  King World Productions Inc.*..........................................................        24,612
     4,279  Seagram Co. Ltd. (Canada).............................................................       215,555
                                                                                                    ------------
                                                                                                         240,167
                                                                                                    ------------
            MULTI-LINE INSURANCE (1.8%)
     8,067  Allstate Corp.........................................................................       289,404
    12,385  American International Group, Inc.....................................................     1,449,819
     2,034  CIGNA Corp............................................................................       181,026
     2,269  Hartford Financial Services Group, Inc................................................       132,311
     1,356  Provident Companies, Inc..............................................................        54,240
     1,363  SAFECO Corp...........................................................................        60,142
                                                                                                    ------------
                                                                                                       2,166,942
                                                                                                    ------------
            MULTI-SECTOR COMPANIES (3.4%)
       680  Crane Co..............................................................................        21,378
     1,670  Fortune Brands, Inc...................................................................        69,096
    32,709  General Electric Co...................................................................     3,696,117
     1,097  Loews Corp............................................................................        86,800
       591  McDermott International, Inc..........................................................        16,696
       408  National Service Industries, Inc......................................................        14,688
     1,700  Tenneco, Inc..........................................................................        40,588
     1,507  Textron, Inc..........................................................................       124,045
                                                                                                    ------------
                                                                                                       4,069,408
                                                                                                    ------------

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            NATURAL GAS (0.1%)
       957  Consolidated Natural Gas Co...........................................................  $     58,138
       226  Eastern Enterprises...................................................................         8,984
       474  Nicor Inc.............................................................................        18,042
       316  ONEOK, Inc............................................................................        10,033
       355  Peoples Energy Corp...................................................................        13,379
     2,401  Sempra Energy.........................................................................        54,323
                                                                                                    ------------
                                                                                                         162,899
                                                                                                    ------------
            NEWSPAPERS (0.4%)
     2,793  Gannett Co., Inc......................................................................       199,350
       788  Knight-Ridder, Inc....................................................................        43,291
     1,759  New York Times Co. (The) (Class A)....................................................        64,753
       719  Times Mirror Co. (Class A)............................................................        42,601
     1,185  Tribune Co............................................................................       103,243
                                                                                                    ------------
                                                                                                         453,238
                                                                                                    ------------
            OFFICE EQUIPMENT/SUPPLIES (0.5%)
     1,137  Avery Dennison Corp...................................................................        68,646
     2,685  Pitney Bowes, Inc.....................................................................       172,511
     6,611  Xerox Corp............................................................................       390,462
                                                                                                    ------------
                                                                                                         631,619
                                                                                                    ------------
            OIL & GAS PRODUCTION (0.2%)
     1,221  Anardarko Petroleum Corp..............................................................        44,948
     1,118  Apache Corp...........................................................................        43,602
     1,773  Burlington Resources, Inc.............................................................        76,682
     3,479  Occidental Petroleum Corp.............................................................        73,494
     2,521  Union Pacific Resources Group, Inc....................................................        41,124
                                                                                                    ------------
                                                                                                         279,850
                                                                                                    ------------
            OIL REFINING/MARKETING (0.1%)
       731  Ashland, Inc..........................................................................        29,331
       902  Sunoco Inc............................................................................        27,229
     3,086  USX-Marathon Group....................................................................       100,488
                                                                                                    ------------
                                                                                                         157,048
                                                                                                    ------------
            OIL/GAS TRANSMISSION (0.5%)
     2,132  Coastal Corp..........................................................................        85,280
       827  Columbia Energy Group, Inc............................................................        51,843
     3,535  Enron Corp............................................................................       288,986
     1,100  Sonat, Inc............................................................................        36,438
     4,323  Williams Companies, Inc...............................................................       183,998
                                                                                                    ------------
                                                                                                         646,545
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            OILFIELD SERVICES/EQUIPMENT (0.6%)
     3,273  Baker Hughes Inc......................................................................  $    109,646
     4,405  Halliburton Co........................................................................       199,326
     5,469  Schlumberger, Ltd.....................................................................       348,307
                                                                                                    ------------
                                                                                                         657,279
                                                                                                    ------------
            OTHER CONSUMER SERVICES (0.2%)
       972  Block (H.&R.), Inc....................................................................        48,600
     7,678  Cendant Corp.*........................................................................       157,399
     2,719  Service Corp. International...........................................................        52,341
                                                                                                    ------------
                                                                                                         258,340
                                                                                                    ------------
            OTHER METALS/MINERALS (0.1%)
       397  ASARCO, Inc...........................................................................         7,469
       904  Cyprus Amax Minerals Co...............................................................        13,730
     1,919  Inco Ltd. (Canada)....................................................................        34,542
       580  Phelps Dodge Corp.....................................................................        35,924
                                                                                                    ------------
                                                                                                          91,665
                                                                                                    ------------
            OTHER PHARMACEUTICALS (0.1%)
       666  Allergan, Inc.........................................................................        73,926
                                                                                                    ------------
            OTHER SPECIALTY STORES (0.3%)
     1,496  AutoZone, Inc.*.......................................................................        45,067
     3,740  Office Depot, Inc.*...................................................................        82,514
       526  Pep Boys-Manny, Moe & Jack............................................................        11,375
     4,646  Staples, Inc.*........................................................................       143,445
     2,485  Toys 'R' Us, Inc.*....................................................................        51,408
                                                                                                    ------------
                                                                                                         333,809
                                                                                                    ------------
            OTHER TELECOMMUNICATIONS (0.1%)
     1,392  CenturyTel Inc........................................................................        55,332
     1,731  Frontier Corp.........................................................................       102,129
                                                                                                    ------------
                                                                                                         157,461
                                                                                                    ------------
            OTHER TRANSPORTATION (0.0%)
     3,301  Laidlaw, Inc. (Canada)................................................................        24,345
                                                                                                    ------------
            PACKAGE GOODS/COSMETICS (2.2%)
       563  Alberto-Culver Co. (Class B)..........................................................        14,990
     2,618  Avon Products, Inc....................................................................       145,299
     1,180  Clorox Co.............................................................................       126,039
     2,921  Colgate-Palmolive Co..................................................................       288,449
    11,088  Gillette Co...........................................................................       454,608
     1,060  International Flavors & Fragrances, Inc...............................................        47,038
     5,323  Kimberly-Clark Corp...................................................................       303,411
    13,281  Procter & Gamble Co...................................................................     1,185,329
                                                                                                    ------------
                                                                                                       2,565,163
                                                                                                    ------------

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            PACKAGED FOODS (1.3%)
     2,794  BestFoods.............................................................................  $    138,303
     4,361  Campbell Soup Co......................................................................       202,241
     1,528  General Mills, Inc....................................................................       122,813
     3,594  Heinz (H.J.) Co.......................................................................       180,149
     4,050  Kellogg Co............................................................................       133,650
     1,348  Quaker Oats Company (The).............................................................        89,474
     3,256  Ralston-Ralston Purina Group..........................................................        99,105
     9,032  Sara Lee Corp.........................................................................       204,914
     5,713  Unilever N.V. (Netherlands)...........................................................       398,482
                                                                                                    ------------
                                                                                                       1,569,131
                                                                                                    ------------
            PAINTS/COATINGS (0.1%)
     1,737  PPG Industries, Inc...................................................................       102,592
     1,700  Sherwin-Williams Co...................................................................        47,175
                                                                                                    ------------
                                                                                                         149,767
                                                                                                    ------------
            PAPER (0.4%)
       565  Boise Cascade Corp....................................................................        24,224
       957  Champion International Corp...........................................................        45,816
     2,207  Fort James Corp.......................................................................        83,590
     4,104  International Paper Co................................................................       207,252
     1,015  Mead Corp.............................................................................        42,376
       289  Potlatch Corp.........................................................................        12,698
     1,001  Westavaco Corp........................................................................        29,029
     1,113  Willamette Industries, Inc............................................................        51,268
                                                                                                    ------------
                                                                                                         496,253
                                                                                                    ------------
            PHOTOGRAPHIC PRODUCTS (0.2%)
     3,216  Eastman Kodak Co......................................................................       217,884
       442  Polaroid Corp.........................................................................        12,210
                                                                                                    ------------
                                                                                                         230,094
                                                                                                    ------------
            PRECIOUS METALS (0.2%)
     3,899  Barrick Gold Corp. (Canada)...........................................................        75,543
     2,298  Battle Mountain Gold Co...............................................................         5,601
     1,634  Freeport-McMoran Copper & Gold, Inc. (Class B)........................................        29,310
     2,601  Homestake Mining Co...................................................................        21,296
     1,674  Newmont Mining Corp...................................................................        33,271
     3,254  Placer Dome Inc. (Canada).............................................................        38,438
                                                                                                    ------------
                                                                                                         203,459
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            PRECISION INSTRUMENTS (0.1%)
       510  Pe Corp-Pe Biosystems Group...........................................................  $     58,523
       469  Tektronix, Inc........................................................................        14,158
                                                                                                    ------------
                                                                                                          72,681
                                                                                                    ------------
            PRINTING/FORMS (0.1%)
       776  Deluxe Corp...........................................................................        30,216
     1,308  Donnelley (R.R.) & Sons Co............................................................        48,478
                                                                                                    ------------
                                                                                                          78,694
                                                                                                    ------------
            PROPERTY - CASUALTY INSURERS (0.3%)
     1,616  Chubb Corp............................................................................       112,312
     1,651  Cincinnati Financial Corp.............................................................        61,809
       729  Progressive Corp......................................................................       105,705
     2,274  St. Paul Companies, Inc...............................................................        72,342
                                                                                                    ------------
                                                                                                         352,168
                                                                                                    ------------
            RAILROADS (0.4%)
     4,697  Burlington Northern Santa Fe Corp.....................................................       145,607
     2,173  CSX Corp..............................................................................        98,464
     3,798  Norfolk Southern Corp.................................................................       114,415
     2,477  Union Pacific Corp....................................................................       144,440
                                                                                                    ------------
                                                                                                         502,926
                                                                                                    ------------
            RECREATIONAL PRODUCTS/TOYS (0.2%)
       919  Brunswick Corp........................................................................        25,617
     1,954  Hasbro, Inc...........................................................................        54,590
     4,165  Mattel, Inc...........................................................................       110,112
                                                                                                    ------------
                                                                                                         190,319
                                                                                                    ------------
            RENTAL/LEASING COMPANIES (0.0%)
       708  Ryder System, Inc.....................................................................        18,408
                                                                                                    ------------
            RESTAURANTS (0.6%)
     1,329  Darden Restaurants, Inc...............................................................        28,989
    13,576  McDonald's Corp.......................................................................       560,859
     1,535  Tricon Global Restaurants, Inc.*......................................................        83,082
     1,234  Wendy's International, Inc............................................................        34,938
                                                                                                    ------------
                                                                                                         707,868
                                                                                                    ------------
            SAVINGS & LOAN ASSOCIATIONS (0.2%)
       561  Golden West Financial Corp............................................................        54,978
     5,947  Washington Mutual, Inc................................................................       210,375
                                                                                                    ------------
                                                                                                         265,353
                                                                                                    ------------
            SEMICONDUCTORS (2.3%)
     1,465  Advanced Micro Devices, Inc.*.........................................................        26,462
    33,170  Intel Corp............................................................................     1,971,542

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
     1,430  LSI Logic Corp.*......................................................................  $     65,959
     2,503  Micron Technology, Inc.*..............................................................       100,902
     1,679  National Semiconductor Corp.*.........................................................        42,500
     3,919  Texas Instruments, Inc................................................................       568,255
                                                                                                    ------------
                                                                                                       2,775,620
                                                                                                    ------------
            SERVICES TO THE HEALTH INDUSTRY (0.1%)
     3,167  IMS Health Inc........................................................................        98,969
       266  Shared Medical Systems Corp...........................................................        17,357
                                                                                                    ------------
                                                                                                         116,326
                                                                                                    ------------
            SHOE MANUFACTURING (0.2%)
     2,812  Nike, Inc. (Class B)..................................................................       178,035
       560  Reebok International Ltd. (United Kingdom)*...........................................        10,430
                                                                                                    ------------
                                                                                                         188,465
                                                                                                    ------------
            SMALLER BANKS (0.1%)
     3,143  BB&T Corp.............................................................................       115,309
                                                                                                    ------------
            SPECIALTY CHEMICALS (0.3%)
     2,292  Air Products & Chemicals, Inc.........................................................        92,253
     1,259  Engelhard Corp........................................................................        28,485
       319  FMC Corp.*............................................................................        21,792
       691  Grace (W. R.) & Co....................................................................        12,697
       584  Great Lakes Chemical Corp.............................................................        26,901
       658  Nalco Chemical Co.....................................................................        34,134
     1,576  Praxair, Inc..........................................................................        77,126
     1,008  Sigma-Aldrich Corp....................................................................        34,713
                                                                                                    ------------
                                                                                                         328,101
                                                                                                    ------------
            SPECIALTY FOODS/CANDY (0.2%)
     1,397  Hershey Foods Corp....................................................................        82,947
     1,162  Wrigley (Wm.) Jr. Co. (Class A).......................................................       104,580
                                                                                                    ------------
                                                                                                         187,527
                                                                                                    ------------
            SPECIALTY INSURERS (0.1%)
       998  MBIA, Inc.............................................................................        64,621
     1,090  MGIC Investment Corp..................................................................        53,001
                                                                                                    ------------
                                                                                                         117,622
                                                                                                    ------------
            SPECIALTY STEELS (0.0%)
       872  Nucor Corp............................................................................        41,366
                                                                                                    ------------
            STEEL/IRON ORE (0.0%)
     1,305  Bethlehem Steel Corp.*................................................................        10,032
       883  USX-U.S. Steel Group..................................................................        23,841

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
       918  Worthington Industries, Inc...........................................................  $     15,032
                                                                                                    ------------
                                                                                                          48,905
                                                                                                    ------------
            TELECOMMUNICATIONS EQUIPMENT (3.1%)
     2,440  Corning Inc...........................................................................       171,105
     1,726  General Instrument Corp.*.............................................................        73,355
    30,390  Lucent Technologies Inc...............................................................     2,049,419
     6,028  Motorola, Inc.........................................................................       571,153
     6,634  Nortel Networks Corp. (Canada)........................................................       575,914
       747  Scientific-Atlanta, Inc...............................................................        26,892
     3,914  Tellabs, Inc.*........................................................................       264,440
                                                                                                    ------------
                                                                                                       3,732,278
                                                                                                    ------------
            TEXTILES (0.0%)
       178  Springs Industries, Inc. (Class A)....................................................         7,765
                                                                                                    ------------
            TOBACCO (0.9%)
     3,247  Nabisco Group Holdings Corp...........................................................        63,531
    24,120  Philip Morris Companies, Inc..........................................................       969,323
     1,760  UST, Inc..............................................................................        51,480
                                                                                                    ------------
                                                                                                       1,084,334
                                                                                                    ------------
            TOOLS/HARDWARE (0.1%)
       870  Black & Decker Corp...................................................................        54,919
       233  Briggs & Stratton Corp................................................................        13,456
       656  Snap-On, Inc..........................................................................        23,739
       887  Stanley Works.........................................................................        28,550
                                                                                                    ------------
                                                                                                         120,664
                                                                                                    ------------
            WHOLESALE DISTRIBUTORS (0.1%)
       933  Grainger (W.W.), Inc..................................................................        50,207
     1,487  IKON Office Solutions, Inc............................................................        22,305
                                                                                                    ------------
                                                                                                          72,512
                                                                                                    ------------

            TOTAL COMMON STOCKS
            (IDENTIFIED COST $99,555,734).........................................................   112,281,969
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
            SHORT-TERM INVESTMENT (a) (4.6%)
            U.S. GOVERNMENT AGENCY
$    5,500  Federal Home Loan Mortgage Corp. 4.60% due 07/01/99 (AMORTIZED COST $5,500,000).......  $  5,500,000
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $105,055,734) (B)........................................................   98.8 %   117,781,969

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................................    1.2       1,445,970
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 119,227,939
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregated cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $14,754,718 and the aggregate gross unrealized depreciation is $2,028,483, resulting in net unrealized appreciation of $12,726,235.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - COMPETITIVE EDGE "BEST IDEAS"
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON AND PREFERRED STOCKS AND RIGHTS (94.7%)
           AUSTRALIA (2.2%)
           MEDIA CONGLOMERATES
 126,160   News Corporation Ltd. (Pref.)...........................................................  $   967,826
                                                                                                     -----------

           FINLAND (2.2%)
           PAPER
  32,420   UPM-Kymmene Oyj.........................................................................      931,469
                                                                                                     -----------
           FRANCE (7.0%)
           MULTI-LINE INSURANCE
   8,180   Axa.....................................................................................    1,000,112
                                                                                                     -----------
           OIL REFINING/MARKETING
   7,990   Total S.A. (B Shares)...................................................................    1,033,034
                                                                                                     -----------
           PACKAGED FOODS
   3,830   Groupe Danone...........................................................................      989,576
                                                                                                     -----------
           TOTAL FRANCE............................................................................    3,022,722
                                                                                                     -----------
           GERMANY (2.3%)
           MOTOR VEHICLES
   1,440   Bayerische Motoren Werke (BMW) AG.......................................................      992,656
                                                                                                     -----------

           HONG KONG (2.5%)
           DIVERSIFIED FINANCIAL SERVICES
  29,490   HSBC Holdings PLC.......................................................................    1,075,584
                                                                                                     -----------
           JAPAN (8.3%)
           COMPUTER HARDWARE
  64,000   Fujitsu Ltd.............................................................................    1,285,809
                                                                                                     -----------
           CONSUMER ELECTRONICS/APPLIANCES
  11,000   Sony Corp. (Japan)......................................................................    1,184,406
                                                                                                     -----------
           SPECIALTY CHEMICALS
  32,600   Shin-Etsu Chemical Co., Ltd.............................................................    1,089,356
                                                                                                     -----------
           TOTAL JAPAN.............................................................................    3,559,571
                                                                                                     -----------
           NETHERLANDS (2.2%)
           ALCOHOLIC BEVERAGES
  18,730   Heineken N.V............................................................................      961,098
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------

           SWEDEN (2.5%)
           LIFE INSURANCE
  57,400   Skandia Forsakrings AB..................................................................  $ 1,078,093
                                                                                                     -----------

           SWITZERLAND (2.2%)
           BUILDING MATERIALS
     780   Holderbank Financiere Glarus AG (B Shares)..............................................      923,003
     780   Holderbank Financiere Glarus AG (Rights)*...............................................        9,758
                                                                                                     -----------

           TOTAL SWITZERLAND.......................................................................      932,761
                                                                                                     -----------

           UNITED KINGDOM (4.3%)
           ALCOHOLIC BEVERAGES
  86,080   Diageo PLC..............................................................................      899,217
                                                                                                     -----------
           INDUSTRIAL MACHINERY/COMPONENTS
 202,540   Invensys PLC............................................................................      958,894
                                                                                                     -----------

           TOTAL UNITED KINGDOM....................................................................    1,858,111
                                                                                                     -----------

           UNITED STATES (59.0%)
           AIR FREIGHT/DELIVERY SERVICES
  17,080   FDX Corp.*..............................................................................      926,590
                                                                                                     -----------
           BEVERAGES - NON-ALCOHOLIC
  31,130   Coca-Cola Enterprises Inc...............................................................      926,117
                                                                                                     -----------
           BROADCASTING
  14,780   Clear Channel Communications, Inc.*.....................................................    1,018,896
                                                                                                     -----------
           COMPUTER COMMUNICATIONS
  17,120   Cisco Systems, Inc.*....................................................................    1,103,170
                                                                                                     -----------
           COMPUTER HARDWARE
  18,500   EMC Corp.*..............................................................................    1,017,500
                                                                                                     -----------
           COMPUTER SOFTWARE
  12,620   Microsoft Corp.*........................................................................    1,137,377
                                                                                                     -----------
           DISCOUNT CHAINS
  21,620   Wal-Mart Stores, Inc....................................................................    1,043,165
                                                                                                     -----------
           DIVERSIFIED FINANCIAL SERVICES
   8,120   American Express Co.....................................................................    1,056,615
                                                                                                     -----------
           DIVERSIFIED MANUFACTURING
  11,690   Tyco International Ltd. (Bermuda).......................................................    1,107,628
                                                                                                     -----------
           ELECTRICAL PRODUCTS
  14,940   Emerson Electric Co.....................................................................      939,353
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - COMPETITIVE EDGE "BEST IDEAS"
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           INTERNET SERVICES
   7,310   America Online, Inc.*...................................................................  $   807,755
                                                                                                     -----------
           MAJOR BANKS
  26,850   Bank of New York Co., Inc...............................................................      985,059
                                                                                                     -----------
           MAJOR CHEMICALS
  14,570   Du Pont (E.I.) de Nemours & Co., Inc....................................................      995,313
                                                                                                     -----------
           MAJOR PHARMACEUTICALS
  16,180   American Home Products Corp.............................................................      930,350
  14,000   Lilly (Eli) & Co........................................................................    1,002,750
                                                                                                     -----------
                                                                                                       1,933,100
                                                                                                     -----------
           MAJOR U.S. TELECOMMUNICATIONS
  11,700   MCI WorldCom, Inc.......................................................................    1,006,200
                                                                                                     -----------
           MEDIA CONGLOMERATES
  34,670   Disney (Walt) Co........................................................................    1,068,269
  13,200   Time Warner Inc.........................................................................      970,200
                                                                                                     -----------
                                                                                                       2,038,469
                                                                                                     -----------
           MEDICAL EQUIPMENT & SUPPLIES
  14,370   Medtronic, Inc..........................................................................    1,119,064
                                                                                                     -----------
           MULTI-SECTOR COMPANIES
   9,250   General Electric Co.....................................................................    1,045,250
                                                                                                     -----------
           OILFIELD SERVICES/EQUIPMENT
  24,900   Halliburton Co..........................................................................    1,126,725
  16,350   Schlumberger, Ltd.......................................................................    1,041,291
                                                                                                     -----------
                                                                                                       2,168,016
                                                                                                     -----------
           SEMICONDUCTORS
  16,500   Intel Corp..............................................................................      980,719
                                                                                                     -----------
           SERVICES TO THE HEALTH INDUSTRY
  22,700   Quintiles Transnational Corp.*..........................................................      951,981
                                                                                                     -----------
           TELECOMMUNICATIONS EQUIPMENT
  16,630   Lucent Technologies Inc.................................................................    1,121,486
                                                                                                     -----------

           TOTAL UNITED STATES.....................................................................   25,428,823
                                                                                                     -----------

           TOTAL COMMON AND PREFERRED STOCKS AND RIGHTS
           (IDENTIFIED COST $36,221,818)...........................................................   40,808,714
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENTS (a) (5.1%)
           U.S. GOVERNMENT AGENCIES
$  1,700   Federal Home Loan Mortgage Corp. 4.60% due 07/01/99.....................................  $ 1,700,000
     500   Federal National Mortgage Assoc. 4.86% due 07/06/99.....................................      499,662
                                                                                                     -----------

           TOTAL SHORT-TERM INVESTMENTS
           (AMORTIZED COST $2,199,662).............................................................    2,199,662
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $38,421,480) (B)..........................................................   99.8 %   43,008,376

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES.............................................    0.2         87,321
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $ 43,095,697
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

 *   Non-income producing security.
(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $5,430,945 and the aggregate gross unrealized depreciation is $844,049, resulting in net unrealized appreciation of $4,586,896.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - COMPETITIVE EDGE "BEST IDEAS"
SUMMARY OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)

                                                                                                  PERCENT OF
INDUSTRY                                                                                VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------
Air Freight/Delivery Services......................................................  $   926,590        2.2 %
Alcoholic Beverages................................................................    1,860,315        4.3
Beverages - Non-Alcoholic..........................................................      926,117        2.1
Broadcasting.......................................................................    1,018,896        2.4
Building Materials.................................................................      932,761        2.2
Computer Communications............................................................    1,103,170        2.6
Computer Hardware..................................................................    2,303,309        5.3
Computer Software..................................................................    1,137,377        2.6
Consumer Electronics/Appliances....................................................    1,184,406        2.7
Discount Chains....................................................................    1,043,165        2.4
Diversified Financial Services.....................................................    2,132,199        4.9
Diversified Manufacturing..........................................................    1,107,628        2.6
Electrical Products................................................................      939,353        2.2
Industrial Machinery/Components....................................................      958,894        2.2
Internet Services..................................................................      807,755        1.9
Life Insurance.....................................................................    1,078,093        2.5
Major Banks........................................................................      985,059        2.3
Major Chemicals....................................................................      995,313        2.3
Major Pharmaceuticals..............................................................    1,933,100        4.5
Major U.S. Telecommunications......................................................    1,006,200        2.3
Media Conglomerates................................................................    3,006,295        7.0
Medical Equipment & Supplies.......................................................    1,119,064        2.6

                                                                                                  PERCENT OF
INDUSTRY                                                                                VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------
Motor Vehicles.....................................................................  $   992,656        2.3 %
Multi-Line Insurance...............................................................    1,000,112        2.3
Multi-Sector Companies.............................................................    1,045,250        2.4
Oil Refining/Marketing.............................................................    1,033,034        2.4
Oilfield Services/Equipment........................................................    2,168,016        5.1
Packaged Foods.....................................................................      989,576        2.3
Paper..............................................................................      931,469        2.2
Semiconductors.....................................................................      980,719        2.3
Services To The Health Industry....................................................      951,981        2.2
Specialty Chemicals................................................................    1,089,356        2.5
Telecommunications Equipment.......................................................    1,121,486        2.6
U.S. Government Agency.............................................................    2,199,662        5.1
                                                                                     -----------     -----
                                                                                     $43,008,376       99.8 %
                                                                                     -----------     -----
                                                                                     -----------     -----

                                                                                                  PERCENT OF
TYPE OF INVESTMENT                                                                      VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------
Common Stocks......................................................................  $40,798,956       94.7 %
Rights & Warrants..................................................................        9,758        0.0
Short-Term Investments.............................................................    2,199,662        5.1
                                                                                     -----------     -----
                                                                                     $43,008,376       99.8 %
                                                                                     -----------     -----
                                                                                     -----------     -----

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - AGGRESSIVE EQUITY PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (65.1%)
           ADVERTISING (0.5%)
     180   Interpublic Group of Companies, Inc......................................................  $   15,592
                                                                                                      ----------
           AEROSPACE (0.5%)
     240   United Technologies Corp.................................................................      17,205
                                                                                                      ----------
           AIR FREIGHT/DELIVERY SERVICES (0.2%)
     125   FDX Corp.*...............................................................................       6,781
                                                                                                      ----------
           AIRLINES (0.4%)
     370   Southwest Airlines Co....................................................................      11,516
                                                                                                      ----------
           ALCOHOLIC BEVERAGES (0.4%)
     165   Anheuser-Busch Companies, Inc............................................................      11,705
      15   Coors (Adolph) Co. (Class B).............................................................         742
                                                                                                      ----------
                                                                                                          12,447
                                                                                                      ----------
           ALUMINUM (0.8%)
     400   Alcoa Inc................................................................................      24,750
                                                                                                      ----------
           APPAREL (0.3%)
     110   Jones Apparel Group, Inc.*...............................................................       3,774
      80   Tommy Hilfiger Corp.*....................................................................       5,880
                                                                                                      ----------
                                                                                                           9,654
                                                                                                      ----------
           BEVERAGES - NON-ALCOHOLIC (0.1%)
      95   Coca-Cola Enterprises Inc................................................................       2,826
     150   Pepsi Bottling Group, Inc................................................................       3,459
                                                                                                      ----------
                                                                                                           6,285
                                                                                                      ----------
           BIOTECHNOLOGY (1.6%)
     250   Biogen, Inc.*............................................................................      16,078
     340   Cephalon, Inc.*..........................................................................       5,780
     120   COR Therapeutics, Inc.*..................................................................       1,755
     170   IDEC Pharmaceuticals Corp.*..............................................................      13,090
     250   MedImmune, Inc.*.........................................................................      17,000
                                                                                                      ----------
                                                                                                          53,703
                                                                                                      ----------
           BOOKS/MAGAZINES (0.5%)
     400   Reader's Digest Assoc., Inc. (Class A)...................................................      15,900
                                                                                                      ----------
           BROADCASTING (3.0%)
     650   CBS Corp.*...............................................................................      28,234
     350   Clear Channel Communications, Inc.*......................................................      24,128
     210   Grupo Televisa S.A. (GDR) (Mexico)*......................................................       9,411
     275   Hispanic Broadcasting Corp.*.............................................................      20,848
     240   Univision Communications, Inc. (Class A)*................................................      15,840
                                                                                                      ----------
                                                                                                          98,461
                                                                                                      ----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           BUILDING MATERIALS/DIY CHAINS (0.9%)
     340   Home Depot, Inc. (The)...................................................................  $   21,909
     160   Lowe's Companies, Inc....................................................................       9,070
                                                                                                      ----------
                                                                                                          30,979
                                                                                                      ----------
           CABLE TELEVISION (2.2%)
     145   Adelphia Communications Corp. (Class A)*.................................................       9,343
      35   Century Communications Corp. (Class A)*..................................................       1,610
     350   Comcast Corp. (Class A Special)*.........................................................      13,453
     300   EchoStar Communications Corp. (Class A)*.................................................      46,031
      35   TCA Cable TV, Inc........................................................................       1,938
                                                                                                      ----------
                                                                                                          72,375
                                                                                                      ----------
           CASINO/GAMBLING (0.2%)
      42   Harrah's Entertainment, Inc.*............................................................         924
     114   MGM Grand, Inc.*.........................................................................       5,586
                                                                                                      ----------
                                                                                                           6,510
                                                                                                      ----------
           CELLULAR TELEPHONE (1.3%)
     500   Nextel Communications, Inc. (Class A)*...................................................      25,094
     140   Sprint Corp. (PCS Group)*................................................................       7,997
      40   Vodafone AirTouch PLC (ADR) (United Kingdom).............................................       7,880
     100   Western Wireless Corp. (Class A)*........................................................       2,700
                                                                                                      ----------
                                                                                                          43,671
                                                                                                      ----------
           CLOTHING/SHOE/ACCESSORY STORES (0.5%)
     130   Abercrombie & Fitch Co. (Class A)*.......................................................       6,240
      99   Intimate Brands, Inc.....................................................................       4,726
     135   Limited (The), Inc.......................................................................       6,126
                                                                                                      ----------
                                                                                                          17,092
                                                                                                      ----------
           COMPUTER COMMUNICATIONS (1.7%)
      10   Aware, Inc.*.............................................................................         459
     525   Cisco Systems, Inc.*.....................................................................      33,830
     100   Juniper Networks, Inc.*..................................................................      14,894
      38   Redback Networks Inc.*...................................................................       4,771
                                                                                                      ----------
                                                                                                          53,954
                                                                                                      ----------
           COMPUTER SOFTWARE (4.2%)
     320   Citrix Systems, Inc.*....................................................................      17,980
     290   Compuware Corp.*.........................................................................       9,207
     350   i2 Technologies, Inc.*...................................................................      15,050
     260   Microsoft Corp.*.........................................................................      23,432
     630   Oracle Corp.*............................................................................      23,389

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - AGGRESSIVE EQUITY PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
     240   Rational Software Corp.*.................................................................  $    7,905
     400   Siebel Systems, Inc.*....................................................................      26,500
     120   Veritas Software Corp.*..................................................................      11,392
                                                                                                      ----------
                                                                                                         134,855
                                                                                                      ----------
           COMPUTER/VIDEO CHAINS (2.0%)
     400   Best Buy Co., Inc.*......................................................................      27,000
     300   Circuit City Stores, Inc.- Circuit City Group............................................      27,900
     224   Tandy Corp...............................................................................      10,948
                                                                                                      ----------
                                                                                                          65,848
                                                                                                      ----------
           CONSTRUCTION/AGRICULTURAL EQUIPMENT/TRUCKS (0.2%)
      95   Manitowoc Co., Inc.......................................................................       3,954
      70   Navistar International Corp.*............................................................       3,500
                                                                                                      ----------
                                                                                                           7,454
                                                                                                      ----------
           CONSUMER ELECTRONICS/APPLIANCES (0.7%)
     200   Sony Corp. (ADR) (Japan).................................................................      22,075
                                                                                                      ----------
           CONTAINERS/PACKAGING (0.4%)
     200   Temple-Inland, Inc.......................................................................      13,650
                                                                                                      ----------
           CONTRACT DRILLING (0.2%)
     280   ENSCO International Inc..................................................................       5,582
      15   Rowan Companies, Inc.*...................................................................         277
                                                                                                      ----------
                                                                                                           5,859
                                                                                                      ----------
           DEPARTMENT STORES (0.2%)
     150   Federated Department Stores, Inc.*.......................................................       7,941
                                                                                                      ----------
           DISCOUNT CHAINS (0.9%)
     301   Ames Department Stores, Inc.*............................................................      13,695
     314   Wal-Mart Stores, Inc.....................................................................      15,150
                                                                                                      ----------
                                                                                                          28,845
                                                                                                      ----------
           DIVERSIFIED COMMERCIAL SERVICES (0.8%)
      80   CheckFree Holdings Corp.*................................................................       2,200
     200   Concord EFS, Inc.*.......................................................................       8,462
     200   Sabre Holdings, Corp.*...................................................................      13,750
                                                                                                      ----------
                                                                                                          24,412
                                                                                                      ----------
           DIVERSIFIED ELECTRONIC PRODUCTS (1.0%)
     120   Honeywell, Inc...........................................................................      13,905
     200   Rockwell International Corp..............................................................      12,150
      35   Uniphase Corp.*..........................................................................       5,810
                                                                                                      ----------
                                                                                                          31,865
                                                                                                      ----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           DIVERSIFIED FINANCIAL SERVICES (0.4%)
      60   American Express Co......................................................................  $    7,807
      90   Citigroup Inc............................................................................       4,275
                                                                                                      ----------
                                                                                                          12,082
                                                                                                      ----------
           DIVERSIFIED MANUFACTURING (2.0%)
     420   AlliedSignal, Inc........................................................................      26,460
     100   Mannesmann AG (ADR) (Germany)............................................................      15,125
      60   Minnesota Mining & Manufacturing Co......................................................       5,216
     200   Tyco International Ltd. (Bermuda)........................................................      18,950
                                                                                                      ----------
                                                                                                          65,751
                                                                                                      ----------
           DRUGSTORE CHAINS (0.6%)
     230   CVS Corp.................................................................................      11,672
     310   Walgreen Co..............................................................................       9,106
                                                                                                      ----------
                                                                                                          20,778
                                                                                                      ----------
           E.D.P. PERIPHERALS (0.1%)
      40   Lexmark International Group, Inc. (Class A)*.............................................       2,642
                                                                                                      ----------
           E.D.P. SERVICES (1.7%)
     390   Electronic Data Systems Corp.............................................................      22,059
     660   First Data Corp..........................................................................      32,299
                                                                                                      ----------
                                                                                                          54,358
                                                                                                      ----------
           ELECTRIC UTILITIES (0.2%)
     102   AES Corp. (The)*.........................................................................       5,929
                                                                                                      ----------
           ELECTRONIC COMPONENTS (0.2%)
      20   Flextronics International, Ltd.*.........................................................       1,105
     100   SanDisk Corp.*...........................................................................       4,494
      10   Sanmina Corp.*...........................................................................         759
                                                                                                      ----------
                                                                                                           6,358
                                                                                                      ----------
           ELECTRONIC DATA PROCESSING (0.1%)
     100   Unisys Corp.*............................................................................       3,894
                                                                                                      ----------
           ELECTRONIC PRODUCTION EQUIPMENT (2.5%)
     392   Applied Materials, Inc.*.................................................................      28,959
     285   ASM Lithography Holding NV (Netherlands)*................................................      16,815
      10   Jabil Circuit, Inc.*.....................................................................         451
     350   Taiwan Semiconductor Manufacturing Co. Ltd. (ADR) (Taiwan)*..............................      11,900
     300   Teradyne, Inc.*..........................................................................      21,525
                                                                                                      ----------
                                                                                                          79,650
                                                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - AGGRESSIVE EQUITY PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           ENVIRONMENTAL SERVICES (0.3%)
     180   Waste Management, Inc....................................................................  $    9,675
                                                                                                      ----------
           FINANCE COMPANIES (0.8%)
     200   Capital One Financial Corp...............................................................      11,137
     500   MBNA Corp................................................................................      15,313
                                                                                                      ----------
                                                                                                          26,450
                                                                                                      ----------
           FLUID CONTROLS (0.1%)
      75   Parker-Hannifin Corp.....................................................................       3,431
                                                                                                      ----------
           FOREST PRODUCTS (0.8%)
     540   Georgia-Pacific Group....................................................................      25,583
                                                                                                      ----------
           HOTELS/RESORTS (0.4%)
     190   Carnival Corp............................................................................       9,215
     112   Four Seasons Hotels, Inc. (Canada).......................................................       4,935
                                                                                                      ----------
                                                                                                          14,150
                                                                                                      ----------
           INDUSTRIAL MACHINERY/COMPONENTS (0.4%)
      85   Illinois Tool Works Inc..................................................................       6,970
      75   Ingersoll-Rand Co........................................................................       4,847
                                                                                                      ----------
                                                                                                          11,817
                                                                                                      ----------
           INTERNET SERVICES (0.5%)
      45   America Online, Inc.*....................................................................       4,973
     100   Ask Jeeves, Inc.*........................................................................       1,400
      60   Yahoo! Inc.*.............................................................................      10,331
                                                                                                      ----------
                                                                                                          16,704
                                                                                                      ----------
           INVESTMENT BANKERS/BROKERS/SERVICES (0.5%)
     225   Goldman Sachs Group, Inc.................................................................      16,256
                                                                                                      ----------
           LIFE INSURANCE (0.1%)
      92   Lincoln National Corp....................................................................       4,813
                                                                                                      ----------
           MAJOR BANKS (0.7%)
     165   Chase Manhattan Corp.....................................................................      14,293
      80   Huntington Bancshares, Inc...............................................................       2,795
      40   Morgan (J.P.) & Co., Inc.................................................................       5,620
                                                                                                      ----------
                                                                                                          22,708
                                                                                                      ----------
           MAJOR CHEMICALS (0.0%)
       5   Dow Chemical Co..........................................................................         634
                                                                                                      ----------
           MAJOR PHARMACEUTICALS (0.7%)
     200   Bristol-Myers Squibb Co..................................................................      14,088
      75   Pfizer, Inc..............................................................................       8,231
                                                                                                      ----------
                                                                                                          22,319
                                                                                                      ----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           MAJOR U.S. TELECOMMUNICATIONS (0.9%)
     200   MCI WorldCom, Inc.*......................................................................  $   17,200
     200   Sprint Corp. (FON Group).................................................................      10,563
                                                                                                      ----------
                                                                                                          27,763
                                                                                                      ----------
           MANAGED HEALTH CARE (0.8%)
     295   United HealthCare Corp...................................................................      18,474
      85   Wellpoint Health Networks, Inc.*.........................................................       7,214
                                                                                                      ----------
                                                                                                          25,688
                                                                                                      ----------
           MEDIA CONGLOMERATES (1.1%)
     450   Fox Entertainment Group, Inc. (Series A)*................................................      12,122
     130   Time Warner Inc..........................................................................       9,555
     125   Viacom, Inc. (Class A)*..................................................................       5,516
     175   Viacom, Inc. (Class B)*..................................................................       7,700
                                                                                                      ----------
                                                                                                          34,893
                                                                                                      ----------
           MEDICAL EQUIPMENT & SUPPLIES (0.1%)
     175   Summit Technology, Inc.*.................................................................       3,850
                                                                                                      ----------
           MEDICAL SPECIALTIES (1.5%)
      80   Bausch & Lomb, Inc.......................................................................       6,120
     400   Boston Scientific Corp.*.................................................................      17,575
     100   Minimed, Inc.*...........................................................................       7,694
     150   St. Jude Medical, Inc.*..................................................................       5,344
     140   VISX, Inc.*..............................................................................      11,095
                                                                                                      ----------
                                                                                                          47,828
                                                                                                      ----------
           MEDICAL/NURSING SERVICES (0.1%)
      75   TLC The Laser Center, Inc. (Canada)*.....................................................       3,591
                                                                                                      ----------
           METALS FABRICATIONS (0.1%)
      40   Coflexip, S.A. (ADR) (France)............................................................       1,750
                                                                                                      ----------
           MID - SIZED BANKS (0.2%)
      80   First American Corp......................................................................       3,325
      15   First Virginia Banks, Inc................................................................         737
      30   Northern Trust Corp......................................................................       2,910
                                                                                                      ----------
                                                                                                           6,972
                                                                                                      ----------
           MILITARY/GOV'T/TECHNICAL (0.5%)
     270   General Motors Corp. (Class H)*..........................................................      15,188
                                                                                                      ----------
           MOVIES/ENTERTAINMENT (0.9%)
     250   Premier Parks Inc.*......................................................................       9,188
     375   Seagram Co. Ltd. (Canada)................................................................      18,891
                                                                                                      ----------
                                                                                                          28,079
                                                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - AGGRESSIVE EQUITY PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           MULTI-LINE INSURANCE (1.0%)
     200   American International Group, Inc........................................................  $   23,413
      93   CIGNA Corp...............................................................................       8,277
                                                                                                      ----------
                                                                                                          31,690
                                                                                                      ----------
           NEWSPAPERS (0.5%)
     125   Gannett Co., Inc.........................................................................       8,922
      65   Tribune Co...............................................................................       5,663
                                                                                                      ----------
                                                                                                          14,585
                                                                                                      ----------
           OIL & GAS PRODUCTION (0.5%)
     400   Apache Corp..............................................................................      15,600
                                                                                                      ----------
           OIL/GAS TRANSMISSION (1.1%)
     350   Enron Corp...............................................................................      28,613
     130   Williams Companies, Inc..................................................................       5,533
                                                                                                      ----------
                                                                                                          34,146
                                                                                                      ----------
           OILFIELD SERVICES/EQUIPMENT (1.1%)
     550   Baker Hughes Inc.........................................................................      18,425
     120   BJ Services Co.*.........................................................................       3,533
      27   Halliburton Co...........................................................................       1,222
     325   Weatherford International, Inc.*.........................................................      11,903
                                                                                                      ----------
                                                                                                          35,083
                                                                                                      ----------
           OTHER CONSUMER SERVICES (0.1%)
     100   E-LOAN, Inc.*............................................................................       3,850
                                                                                                      ----------
           OTHER SPECIALTY STORES (0.7%)
     220   Tiffany & Co.............................................................................      21,230
                                                                                                      ----------
           OTHER TELECOMMUNICATIONS (0.3%)
       4   Nortel Inversora S.A. (ADR) (Argentina)..................................................          70
      50   NTL Inc.*................................................................................       4,309
     115   RCN Corp.*...............................................................................       4,787
                                                                                                      ----------
                                                                                                           9,166
                                                                                                      ----------
           PACKAGE GOODS/COSMETICS (2.0%)
     600   Avon Products, Inc.......................................................................      33,300
     170   Colgate-Palmolive Co.....................................................................      16,788
     250   Estee Lauder Companies, Inc. (Class A)...................................................      12,531
      60   Kimberly-Clark Corp......................................................................       3,420
                                                                                                      ----------
                                                                                                          66,039
                                                                                                      ----------
           PAPER (0.9%)
     200   International Paper Co...................................................................      10,100
     445   Willamette Industries, Inc...............................................................      20,498
                                                                                                      ----------
                                                                                                          30,598
                                                                                                      ----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           PROPERTY - CASUALTY INSURERS (0.3%)
      94   Chubb Corp...............................................................................  $    6,533
      75   St. Paul Companies, Inc..................................................................       2,386
                                                                                                      ----------
                                                                                                           8,919
                                                                                                      ----------
           RAILROADS (0.1%)
      55   Canadian National Railway Co. (Canada)...................................................       3,685
                                                                                                      ----------
           RESTAURANTS (0.7%)
     240   Applebee's International, Inc............................................................       7,230
     240   Darden Restaurants, Inc..................................................................       5,235
     235   Outback Steakhouse, Inc.*................................................................       9,194
                                                                                                      ----------
                                                                                                          21,659
                                                                                                      ----------
           SEMICONDUCTORS (3.6%)
      70   Broadcom Corp. (Class A)*................................................................      10,115
      50   Conexant Systems, Inc.*..................................................................       2,900
      90   Linear Technology Corp...................................................................       6,053
     180   LSI Logic Corp.*.........................................................................       8,303
     190   Maxim Integrated Products, Inc.*.........................................................      12,635
     249   Microchip Technology Inc.*...............................................................      11,796
     200   PMC - Sierra, Inc.*......................................................................      11,788
      18   SDL, Inc.*...............................................................................         919
     250   STMicroelectronics NV (Netherlands)......................................................      17,344
     150   Texas Instruments, Inc...................................................................      21,750
     245   Xilinx, Inc.*............................................................................      14,026
                                                                                                      ----------
                                                                                                         117,629
                                                                                                      ----------
           SHOE MANUFACTURING (0.8%)
     400   Nike, Inc. (Class B).....................................................................      25,325
                                                                                                      ----------
           SPECIALTY CHEMICALS (0.3%)
      80   Air Products & Chemicals, Inc............................................................       3,220
     100   Praxair, Inc.............................................................................       4,894
                                                                                                      ----------
                                                                                                           8,114
                                                                                                      ----------
           TELECOMMUNICATIONS (0.4%)
     160   Telefonos de Mexico S.A. (Series L) (ADR) (Mexico).......................................      12,930
                                                                                                      ----------
           TELECOMMUNICATIONS EQUIPMENT (5.1%)
      30   Comverse Technology, Inc.*...............................................................       2,261
     240   Ericsson (L.M.) Telefonaktiebolaqet (ADR) (Sweden).......................................       7,890
     270   General Instrument Corp.*................................................................      11,475
     300   Lucent Technologies Inc..................................................................      20,231
     380   Motorola, Inc............................................................................      36,005
     300   Nokia Corp. (ADR) (Finland)..............................................................      27,469
     170   Nortel Networks Corp. (Canada)...........................................................      14,758

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - AGGRESSIVE EQUITY PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
      80   QUALCOMM Inc.*...........................................................................  $   11,480
     300   RF Micro Devices, Inc.*..................................................................      22,388
     290   Scientific-Atlanta, Inc..................................................................      10,440
                                                                                                      ----------
                                                                                                         164,397
                                                                                                      ----------
           WHOLESALE DISTRIBUTORS (0.4%)
     260   Grainger (W.W.), Inc.....................................................................      13,991
                                                                                                      ----------
           WIRELESS COMMUNICATIONS (0.2%)
      50   VoiceStream Wireless Corp.*..............................................................       1,422
      82   WinStar Communications, Inc.*............................................................       3,998
                                                                                                      ----------
                                                                                                           5,420
                                                                                                      ----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $2,002,009).............................................................   2,105,319
                                                                                                      ----------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENT (a) (51.1%)
           U.S. GOVERNMENT AGENCY
$ $1,650   Federal Home Loan Mortgage Corp. 4.60% due 07/01/99 (AMORTIZED COST $1,650,000)..........   1,650,000
                                                                                                      ----------

TOTAL INVESTMENTS
(IDENTIFIED COST $3,652,009) (B)............................................................  116.2 %   3,755,319

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS..............................................  (16.2)     (522,428)
                                                                                              ------  -----------

NET ASSETS..................................................................................  100.0 % $ 3,232,891
                                                                                              ------  -----------
                                                                                              ------  -----------

---------------------

ADR  American Depository Receipt.
GDR  Global Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $129,321 and the aggregate gross unrealized depreciation is $26,011, resulting in net unrealized appreciation of $103,310.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - STRATEGIST PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)

 NUMBER OF
   SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
              COMMON STOCKS (53.7%)
              ADVERTISING (0.2%)
      20,000  Omnicom Group, Inc..................................................................  $  1,600,000
       2,000  Young & Rubicam, Inc................................................................        90,875
                                                                                                    ------------
                                                                                                       1,690,875
                                                                                                    ------------
              AEROSPACE (0.4%)
      66,000  Cordant Technologies, Inc...........................................................     2,982,375
                                                                                                    ------------
              BIOTECHNOLOGY (0.6%)
      83,000  Centocor, Inc.*.....................................................................     3,869,875
                                                                                                    ------------
              BUILDING MATERIALS/DIY CHAINS (1.4%)
     152,600  Home Depot, Inc. (The)..............................................................     9,833,162
                                                                                                    ------------
              CABLE TELEVISION (1.1%)
     100,000  MediaOne Group, Inc.*...............................................................     7,437,500
                                                                                                    ------------
              CASINO/GAMBLING (0.1%)
      40,000  Park Place Entertainment Corp.*.....................................................       387,500
                                                                                                    ------------
              CLOTHING/SHOE/ACCESSORY STORES (0.5%)
      68,300  Payless ShoeSource, Inc.*...........................................................     3,654,050
                                                                                                    ------------
              COMPUTER COMMUNICATIONS (2.5%)
     229,950  Cisco Systems, Inc.*................................................................    14,817,403
      50,000  Jabil Circuit, Inc.*................................................................     2,256,250
                                                                                                    ------------
                                                                                                      17,073,653
                                                                                                    ------------
              COMPUTER HARDWARE (4.1%)
     340,000  Dell Computer Corp.*................................................................    12,558,750
      34,000  EMC Corp.*..........................................................................     1,870,000
      24,000  Gateway Inc.*.......................................................................     1,416,000
     185,800  Sun Microsystems, Inc.*.............................................................    12,796,975
                                                                                                    ------------
                                                                                                      28,641,725
                                                                                                    ------------
              COMPUTER SOFTWARE (1.6%)
     121,200  Microsoft Corp.*....................................................................    10,923,150
      15,000  Novell, Inc.*.......................................................................       397,500
                                                                                                    ------------
                                                                                                      11,320,650
                                                                                                    ------------
              CONSTRUCTION/AGRICULTURAL EQUIPMENT/TRUCKS (0.1%)
      10,000  PACCAR, Inc.........................................................................       533,750
                                                                                                    ------------
              CONSUMER ELECTRONICS/APPLIANCES (1.7%)
     125,000  Maytag Corp.........................................................................     8,710,937
      40,000  Whirlpool Corp......................................................................     2,960,000
                                                                                                    ------------
                                                                                                      11,670,937
                                                                                                    ------------

 NUMBER OF
   SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
              CONTRACT DRILLING (0.1%)
      30,000  Diamond Offshore Drilling, Inc......................................................  $    851,250
                                                                                                    ------------
              DEPARTMENT STORES (0.7%)
     115,950  May Department Stores Co............................................................     4,739,456
                                                                                                    ------------
              DISCOUNT CHAINS (1.8%)
     106,000  Costco Companies, Inc.*.............................................................     8,480,000
     265,000  Kmart Corp.*........................................................................     4,355,937
                                                                                                    ------------
                                                                                                      12,835,937
                                                                                                    ------------
              DIVERSIFIED ELECTRONIC PRODUCTS (1.0%)
      60,500  Honeywell, Inc......................................................................     7,010,437
                                                                                                    ------------
              DIVERSIFIED FINANCIAL SERVICES (2.8%)
      50,000  American Express Co.................................................................     6,506,250
     142,425  Citigroup Inc.......................................................................     6,765,188
      96,000  Equitable Companies, Inc............................................................     6,432,000
                                                                                                    ------------
                                                                                                      19,703,438
                                                                                                    ------------
              DIVERSIFIED MANUFACTURING (0.0%)
       2,000  Tyco International Ltd. (Bermuda)...................................................       189,500
                                                                                                    ------------
              ENVIRONMENTAL SERVICES (0.6%)
     200,000  Allied Waste Industries, Inc.*......................................................     3,950,000
                                                                                                    ------------
              FINANCE COMPANIES (0.9%)
      87,300  Fannie Mae..........................................................................     5,969,138
                                                                                                    ------------
              HOTELS/RESORTS (0.2%)
     100,000  Hilton Hotels Corp..................................................................     1,418,750
                                                                                                    ------------
              INTEGRATED OIL COMPANIES (2.0%)
      80,600  Atlantic Richfield Co...............................................................     6,735,138
      70,200  Mobil Corp..........................................................................     6,949,800
                                                                                                    ------------
                                                                                                      13,684,938
                                                                                                    ------------
              INTERNET SERVICES (0.4%)
      22,400  America Online, Inc.*...............................................................     2,475,200
       5,000  Inktomi Corp.*......................................................................       657,500
                                                                                                    ------------
                                                                                                       3,132,700
                                                                                                    ------------
              MAJOR BANKS (1.2%)
      60,000  Mellon Bank Corp....................................................................     2,182,500
     140,500  Wells Fargo & Co....................................................................     6,006,375
                                                                                                    ------------
                                                                                                       8,188,875
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - STRATEGIST PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

 NUMBER OF
   SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
              MAJOR CHEMICALS (1.8%)
      67,000  Dow Chemical Co.....................................................................  $  8,500,625
      60,000  Du Pont (E.I.) de Nemours & Co., Inc................................................     4,098,750
                                                                                                    ------------
                                                                                                      12,599,375
                                                                                                    ------------
              MAJOR PHARMACEUTICALS (4.3%)
     128,600  Abbott Laboratories.................................................................     5,851,300
     112,600  American Home Products Corp.........................................................     6,474,500
      68,400  Johnson & Johnson...................................................................     6,703,200
      66,600  Lilly (Eli) & Co....................................................................     4,770,225
      87,300  Warner-Lambert Co...................................................................     6,056,438
                                                                                                    ------------
                                                                                                      29,855,663
                                                                                                    ------------
              MAJOR U.S. TELECOMMUNICATIONS (0.8%)
      52,500  AT&T Corp...........................................................................     2,930,156
      30,000  MCI WorldCom, Inc.*.................................................................     2,580,000
                                                                                                    ------------
                                                                                                       5,510,156
                                                                                                    ------------
              MANAGED HEALTH CARE (0.4%)
      30,000  Wellpoint Health Networks, Inc.*....................................................     2,546,250
                                                                                                    ------------
              MEDIA CONGLOMERATES (0.5%)
     114,000  Disney (Walt) Co....................................................................     3,512,625
                                                                                                    ------------
              MOTOR VEHICLES (2.1%)
      95,333  DaimlerChrysler AG (Germany)........................................................     8,472,720
     105,000  Ford Motor Co.......................................................................     5,925,938
                                                                                                    ------------
                                                                                                      14,398,658
                                                                                                    ------------
              MULTI-LINE INSURANCE (1.0%)
      57,750  American International Group, Inc...................................................     6,760,359
                                                                                                    ------------
              MULTI-SECTOR COMPANIES (1.0%)
      59,200  General Electric Co.................................................................     6,689,600
                                                                                                    ------------
              OFFICE EQUIPMENT/SUPPLIES (0.1%)
      15,000  Xerox Corp..........................................................................       885,938
                                                                                                    ------------
              OILFIELD SERVICES/EQUIPMENT (0.1%)
      15,000  Smith International, Inc.*..........................................................       651,563
                                                                                                    ------------
              OTHER SPECIALTY STORES (3.8%)
     244,800  Bed Bath & Beyond, Inc.*............................................................     9,394,200
     282,825  Gap, Inc. (The).....................................................................    14,247,309
      80,000  Williams-Sonoma, Inc.*..............................................................     2,785,000
                                                                                                    ------------
                                                                                                      26,426,509
                                                                                                    ------------

 NUMBER OF
   SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
              OTHER TELECOMMUNICATIONS (1.2%)
     244,000  Qwest Communications International, Inc.*...........................................  $  8,067,250
                                                                                                    ------------
              PACKAGE GOODS/COSMETICS (0.8%)
      57,800  Colgate-Palmolive Co................................................................     5,707,750
                                                                                                    ------------
              PACKAGED FOODS (0.7%)
      60,300  General Mills, Inc..................................................................     4,846,613
                                                                                                    ------------
              PAPER (1.2%)
      50,000  Boise Cascade Corp..................................................................     2,143,750
     124,200  Champion International Corp.........................................................     5,946,075
      10,000  Willamette Industries, Inc..........................................................       460,625
                                                                                                    ------------
                                                                                                       8,550,450
                                                                                                    ------------
              PRECISION INSTRUMENTS (1.7%)
      47,500  Pe Corp Celera Genomics Group*......................................................       768,906
      95,000  Pe Corp Pe Biosystems Group.........................................................    10,901,250
                                                                                                    ------------
                                                                                                      11,670,156
                                                                                                    ------------
              SAVINGS & LOAN ASSOCIATIONS (1.4%)
      32,000  Astoria Financial Corp..............................................................     1,404,000
      30,000  Dime Bancorp, Inc...................................................................       603,750
      46,000  Golden West Financial Corp..........................................................     4,508,000
      90,450  Washington Mutual, Inc..............................................................     3,199,669
                                                                                                    ------------
                                                                                                       9,715,419
                                                                                                    ------------
              SEMICONDUCTORS (2.9%)
      90,000  Intel Corp..........................................................................     5,349,375
     248,000  PMC - Sierra, Inc. (Canada)*........................................................    14,616,500
                                                                                                    ------------
                                                                                                      19,965,875
                                                                                                    ------------
              SPECIALTY INSURERS (0.1%)
      20,000  Ace, Ltd. (Bermuda).................................................................       565,000
                                                                                                    ------------
              TELECOMMUNICATIONS EQUIPMENT (1.8%)
     185,600  Lucent Technologies Inc.............................................................    12,516,400
                                                                                                    ------------

              TOTAL COMMON STOCKS
              (IDENTIFIED COST $199,487,578)......................................................   372,212,080
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - STRATEGIST PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
           CORPORATE BONDS (7.1%)
           AIRLINES (0.4%)
$    990   Continental Airlines, Inc. (Series 981A)
             6.648% due 03/15/19..................................................................  $    937,775
   1,000   Delta Airlines (Series C) 6.65% due 03/15/04...........................................       981,370
   1,000   Northwest Airlines Corp. (Series 992A)
             7.575% due 03/01/19..................................................................     1,002,500
                                                                                                    ------------
                                                                                                       2,921,645
                                                                                                    ------------
           BOOKS/MAGAZINES (0.1%)
   1,000   Harcourt General Inc.
             7.30% due 08/01/97...................................................................       870,250
                                                                                                    ------------
           BUILDING PRODUCTS (0.1%)
   1,000   Armstrong World Industries, Inc.
             7.45% due 05/15/29...................................................................       972,190
                                                                                                    ------------
           CABLE TELEVISION (0.3%)
   2,000   British Sky Broadcasting Group, PLC (United Kingdom)
             6.875% due 02/23/09..................................................................     1,836,320
                                                                                                    ------------
           CONTAINERS/PACKAGING (0.3%)
   2,000   Temple-Inland Inc.
             (Series F)
             6.75% due 03/01/09...................................................................     1,896,380
                                                                                                    ------------
           DEPARTMENT STORES (0.3%)
   1,000   Federated Department Stores, Inc.
             6.125% due 09/01/01..................................................................       996,550
   1,000   Federated Department Stores, Inc.
             6.30% due 04/01/09...................................................................       940,130
                                                                                                    ------------
                                                                                                       1,936,680
                                                                                                    ------------
           ELECTRIC UTILITIES (0.2%)
   1,000   FPL Group Capital Inc. 7.375% due 06/01/09.............................................     1,016,380
                                                                                                    ------------
           FINANCE COMPANIES (1.3%)
   1,000   Aristar Inc.
             7.25% due 06/15/06...................................................................     1,004,550
   1,000   Associates Corp. of North America
             6.00% due 07/15/05...................................................................       959,440

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
$  1,000   Associates Corp. of North America
             6.95% due 11/01/18...................................................................  $    950,260
   1,000   Commercial Credit Group 7.75% due 03/01/05.............................................     1,038,750
   1,000   Finova Capital Corp.
             6.75% due 03/09/09...................................................................       964,700
   1,000   General Motors Acceptance Corp.
             6.15% due 04/05/07...................................................................       954,720
   1,000   General Motors Acceptance Corp.
             6.85% due 06/17/04...................................................................     1,006,250
   1,000   Midamerica Funding LLC - 144A**
             6.339% due 03/01/09..................................................................       949,900
   1,000   National Rural Utilities Cooperative Finance Corp. 6.125% due 05/15/05.................       977,890
                                                                                                    ------------
                                                                                                       8,806,460
                                                                                                    ------------
           INTEGRATED OIL COMPANIES (0.2%)
   1,000   Atlantic Richfield Co.
             9.00% due 05/01/31...................................................................     1,200,590
                                                                                                    ------------
           INTERNATIONAL BANKS (0.1%)
   1,000   Credit Suisse First Boston NY - 144A**
             6.50% due 05/01/08...................................................................       947,700
                                                                                                    ------------
           INVESTMENT BANKERS/BROKERS/SERVICES (0.7%)
   1,000   Bear Stearns Co., Inc.
             6.25% due 07/15/05...................................................................       958,800
   2,500   Paine Webber Group, Inc.
             6.375% due 05/15/04..................................................................     2,429,900
   1,000   Paine Webber Group, Inc.
             8.875% due 03/15/05..................................................................     1,075,280
                                                                                                    ------------
                                                                                                       4,463,980
                                                                                                    ------------
           LIFE INSURANCE (0.3%)
   1,000   Conseco, Inc.
             6.40% due 06/15/01...................................................................       983,850
   1,000   Lumbermens Mutual Casualty Co. - 144A**
             8.30% due 12/01/37...................................................................       956,920
                                                                                                    ------------
                                                                                                       1,940,770
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - STRATEGIST PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
           MAJOR BANKS (0.4%)
$  1,000   National City Corp.
             6.875% due 05/15/19..................................................................  $    936,000
   2,000   U.S. Bancorp (Series J)
             6.50% due 06/15/04...................................................................     1,978,060
                                                                                                    ------------
                                                                                                       2,914,060
                                                                                                    ------------
           MAJOR CHEMICALS (0.2%)
   1,000   Rohm & Haas Co. - 144A** 7.85% due 07/15/29............................................     1,022,000
                                                                                                    ------------
           MAJOR U.S. TELECOMMUNICATIONS (0.4%)
   1,000   GTE California, Inc. (Series G)
             5.50% due 01/15/09...................................................................       908,470
   1,000   MCI Worldcom Inc.
             7.55% due 04/01/04...................................................................     1,030,480
   1,000   Sprint Capital Corp.
             6.125% due 11/15/08..................................................................       933,900
                                                                                                    ------------
                                                                                                       2,872,850
                                                                                                    ------------
           MILITARY/GOV'T/TECHNICAL (0.1%)
   1,000   Raytheon Co.
             7.20% due 08/15/27...................................................................       973,150
                                                                                                    ------------
           OIL & GAS PRODUCTION (0.1%)
   1,000   Lasmo USA Inc.
             7.30% due 11/15/27...................................................................       913,450
                                                                                                    ------------
           OIL/GAS TRANSMISSION (0.2%)
   1,000   Enron Corp.
             6.50% due 08/01/02...................................................................       996,560
                                                                                                    ------------
           PROPERTY - CASUALTY INSURERS (0.1%)
   1,000   Fairfax Financial Holdings, Ltd. (Canada)
             7.375% due 04/15/18..................................................................       914,630
                                                                                                    ------------
           RAILROADS (0.4%)
   1,909   Southern Pacific Transportation Co. (Series B)
             7.28% due 04/30/15...................................................................     1,901,876
   1,000   Union Pacific Corp.
             6.34% due 11/25/03...................................................................       983,530
                                                                                                    ------------
                                                                                                       2,885,406
                                                                                                    ------------
           SMALLER BANKS (0.4%)
   2,000   Centura Bank
             6.50% due 03/15/09...................................................................     1,870,000
   1,000   Wilmington Trust Corp.
             6.625% due 05/01/08..................................................................       955,760
                                                                                                    ------------
                                                                                                       2,825,760
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
           TELECOMMUNICATIONS (0.1%)
$  1,000   Telecom De Puerto Rico - 144A**
             6.80% due 05/15/09...................................................................  $    961,250
                                                                                                    ------------
           TELECOMMUNICATIONS EQUIPMENT (0.1%)
   1,000   Corning Inc.
             6.85% due 03/01/29...................................................................       929,890
                                                                                                    ------------
           UTILITIES (0.3%)
   2,000   Arizona Public Service Co.
             5.875% due 02/15/04..................................................................     1,930,020
                                                                                                    ------------

           TOTAL CORPORATE BONDS
           (IDENTIFIED COST $50,669,097)..........................................................    48,948,371
                                                                                                    ------------

           U.S. GOVERNMENT & AGENCY OBLIGATIONS (13.1%)
   3,000   Federal Home Loan Banks
             5.375% due 03/02/01..................................................................     2,981,370
   2,000   Federal Home Loan Banks
             5.515% due 04/13/04..................................................................     1,937,860
   4,000   Federal Home Loan Mortgage Corp.
             5.75% due 03/15/09...................................................................     3,788,200
   3,000   Federal National Mortgage Assoc.
             5.625% due 05/14/04..................................................................     2,932,530
   2,000   Federal National Mortgage Assoc.
             5.75% due 06/15/05...................................................................     1,952,340
   2,500   Federal National Mortgage Assoc.
             6.25% due 05/15/29...................................................................     2,356,275
   4,300   U.S. Treasury Bond
             5.50% due 08/15/28...................................................................     3,929,211
   6,000   U.S. Treasury Bond
             6.00% due 02/15/26...................................................................     5,846,100
   3,000   U.S. Treasury Bond
             6.125% due 11/15/27..................................................................     2,975,310
   2,400   U.S. Treasury Bond
             6.625% due 02/15/27..................................................................     2,530,272
   1,000   U.S. Treasury Note
             5.50% due 05/15/09...................................................................       976,720
  22,000   U.S. Treasury Note
             5.625% due 12/31/99..................................................................    22,052,580
   4,000   U.S. Treasury Note
             5.625% due 11/30/00..................................................................     4,009,440
   1,500   U.S. Treasury Note
             5.625% due 02/15/06..................................................................     1,479,555

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - STRATEGIST PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
$  3,000   U.S. Treasury Note
             5.75% due 08/15/03...................................................................  $  3,000,030
   1,000   U.S. Treasury Note
             5.875% due 11/15/05..................................................................     1,000,660
  12,500   U.S. Treasury Note
             6.125% due 08/15/07..................................................................    12,646,375
   2,000   U.S. Treasury Note
             6.25% due 01/31/02...................................................................     2,029,600
   1,000   U.S. Treasury Note
             6.25% due 02/28/02...................................................................     1,014,990
   1,000   U.S. Treasury Note
             6.25% due 02/15/03...................................................................     1,017,250
   4,300   U.S. Treasury Note
             6.25% due 02/15/07...................................................................     4,384,065
   1,000   U.S. Treasury Note
             6.375% due 08/15/02..................................................................     1,019,750
   1,000   U.S. Treasury Note
             6.50% due 08/15/05...................................................................     1,032,870
   1,000   U.S. Treasury Note
             7.25% due 05/15/04...................................................................     1,061,430
   2,000   U.S. Treasury Note
             7.25% due 08/15/04...................................................................     2,126,460
   1,000   U.S. Treasury Note
             7.50% due 11/15/01...................................................................     1,039,420
                                                                                                    ------------

           TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
           (IDENTIFIED COST $93,204,950)..........................................................    91,120,663
                                                                                                    ------------

           SHORT-TERM INVESTMENTS (25.8%)
           COMMERCIAL PAPER (a) (6.2%)
           FINANCE - CONSUMER (2.9%)
  20,000   American Express Credit Corp.
             5.06% due 07/07/99...................................................................    19,983,134
                                                                                                    ------------
           MULTI-SECTOR COMPANIES (3.3%)
  23,000   General Electric Co.
             4.90% due 07/22/99...................................................................    22,934,258
                                                                                                    ------------

           TOTAL COMMERCIAL PAPER
           (AMORTIZED COST $42,917,392)...........................................................    42,917,392
                                                                                                    ------------

           U.S. GOVERNMENT AGENCIES (a) (19.5%)
  35,000   Federal Home Loan Mortgage Corp.
             4.60% due 07/01/99...................................................................    35,000,000
  35,000   Federal Home Loan Mortgage Corp.
             4.84% due 07/16/99...................................................................    34,929,417

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
$ 25,000   Federal Home Loan Mortgage Corp.
             4.86% due 07/12/99...................................................................  $ 24,962,875
  40,000   Federal National Mortgage Assoc.
             4.87% due 07/15/99...................................................................    39,924,244
                                                                                                    ------------

           TOTAL U.S. GOVERNMENT AGENCIES
           (AMORTIZED COST $134,816,536)..........................................................   134,816,536
                                                                                                    ------------

           REPURCHASE AGREEMENT (0.1%)
     774   The Bank of New York 4.625% due 07/01/99 (dated 06/30/99; proceeds $773,616) (b)
             (IDENTIFIED COST $773,517)...........................................................       773,517
                                                                                                    ------------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $178,507,445).........................................................   178,507,445
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $521,869,070) (C)........................................................   99.7 %   690,788,559

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    0.3       2,142,209
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 692,930,768
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $789,009 U.S. Treasury Bill 0.00% due 07/01/99 valued at $788,987.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $176,153,364 and the aggregate gross unrealized depreciation is $7,233,875, resulting in net unrealized appreciation of $168,919,489.

                       SEE NOTES TO FINANCIAL STATEMENTS

                 (This page has been left blank intentionally.)

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)

                                   MONEY       SHORT-TERM     QUALITY         HIGH
                                   MARKET         BOND      INCOME PLUS      YIELD
--------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at
  value *.....................  $423,715,313  $    874,548  $498,540,146  $334,102,795
Cash..........................         8,659        48,534       --            --
Receivable for:
    Investments sold..........       --            --          8,679,781     1,341,898
    Shares of beneficial
      interest sold...........       463,811         7,296       185,669       138,124
    Dividends.................       --            --            --            --
    Interest..................       629,497         6,352     7,545,195     8,134,059
    Foreign withholding taxes
      reclaimed...............       --            --            --            --
Unrealized appreciation on
  open forward foreign
  currency contracts..........       --            --            --            --
Prepaid expenses and other
  assets......................         4,632       --              6,740        17,114
Receivable from affiliate.....       --              5,519       --            --
                                ------------  ------------  ------------  ------------
     TOTAL ASSETS.............   424,821,912       942,249   514,957,531   343,733,990
                                ------------  ------------  ------------  ------------
LIABILITIES:
Payable for:
    Investments purchased.....       --            --         10,362,877     2,561,104
    Shares of beneficial
      interest repurchased....     3,465,964            37       311,469       587,797
    Investment management
      fee.....................       195,340       --            227,579       153,775
Accrued expenses and other
  payables....................        37,227         5,519        39,539        37,337
                                ------------  ------------  ------------  ------------
     TOTAL LIABILITIES........     3,698,531         5,556    10,941,464     3,340,013
                                ------------  ------------  ------------  ------------
NET ASSETS:
Paid-in-capital...............   421,123,082       938,382   532,193,246   471,099,325
Accumulated undistributed net
  investment income (loss)....           299       --                221        53,582
Accumulated undistributed net
  realized gain (loss)........       --             (1,279)  (22,567,575)  (46,903,020)
Net unrealized appreciation
  (depreciation)..............       --               (410)   (5,609,825)  (83,855,910)
                                ------------  ------------  ------------  ------------
     NET ASSETS...............  $421,123,381  $    936,693  $504,016,067  $340,393,977
                                ------------  ------------  ------------  ------------
                                ------------  ------------  ------------  ------------
     *IDENTIFIED COST.........  $423,715,313  $    874,958  $504,149,971  $417,958,705
                                ------------  ------------  ------------  ------------
                                ------------  ------------  ------------  ------------
     SHARES OF BENEFICIAL
     INTEREST OUTSTANDING.....   421,123,082        94,292    49,249,216    68,952,702
                                ------------  ------------  ------------  ------------
                                ------------  ------------  ------------  ------------
NET ASSET VALUE PER SHARE
(UNLIMITED AUTHORIZED SHARES
OF $.01 PAR VALUE)............         $1.00         $9.93        $10.23         $4.94
                                ------------  ------------  ------------  ------------
                                ------------  ------------  ------------  ------------
------------------
**   Includes foreign cash of $13,533 and $516,230, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 1999 (UNAUDITED)
                                                                                            GLOBAL
                                                INCOME        DIVIDEND       CAPITAL       DIVIDEND      EUROPEAN      PACIFIC
                                 UTILITIES      BUILDER        GROWTH         GROWTH        GROWTH        GROWTH       GROWTH
--------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at
  value *.....................  $577,613,097  $86,777,735  $2,292,981,708  $148,230,061  $497,977,053  $486,828,580  $90,869,621
Cash..........................       990,001       77,877        --             --            401,445       427,511**     801,575**
Receivable for:
    Investments sold..........       --           723,018     352,098,657     7,351,870           723     3,849,409    1,019,405
    Shares of beneficial
      interest sold...........       357,332      108,840       1,408,672        26,563       354,471       338,558    2,423,412
    Dividends.................     1,072,754      151,788       3,961,243       102,770     1,377,600       213,115      102,787
    Interest..................       995,057      401,408           1,192           143         2,731         4,953       12,910
    Foreign withholding taxes
      reclaimed...............       --             3,074        --             --            632,210     1,060,780      --
Unrealized appreciation on
  open forward foreign
  currency contracts..........       --           --             --             --            --            --             7,625
Prepaid expenses and other
  assets......................        12,976        4,938          37,534         4,402        29,783       118,081       31,878
Receivable from affiliate.....       --           --             --             --            --            --           --
                                ------------  -----------  --------------  ------------  ------------  ------------  -----------
     TOTAL ASSETS.............   581,041,217   88,248,678   2,650,489,006   155,715,809   500,776,016   492,840,987   95,269,213
                                ------------  -----------  --------------  ------------  ------------  ------------  -----------
LIABILITIES:
Payable for:
    Investments purchased.....       215,000      185,661     212,478,578    13,944,302       --          2,425,416    3,391,946
    Shares of beneficial
      interest repurchased....       336,123       24,205         833,209        82,225       167,555       203,333       12,140
    Investment management
      fee.....................       336,455       58,551       1,113,249        81,583       336,694       421,673       67,464
Accrued expenses and other
  payables....................        29,899       13,207         122,003        23,349        76,845        97,336       18,464
                                ------------  -----------  --------------  ------------  ------------  ------------  -----------
     TOTAL LIABILITIES........       917,477      281,624     214,547,039    14,131,459       581,094     3,147,758    3,490,014
                                ------------  -----------  --------------  ------------  ------------  ------------  -----------
NET ASSETS:
Paid-in-capital...............   329,616,906   84,163,768   1,911,604,061   106,819,831   423,791,318   348,442,164  130,960,175
Accumulated undistributed net
  investment income (loss)....            40            2           1,215        11,244       500,018     3,577,679     (145,755)
Accumulated undistributed net
  realized gain (loss)........    18,111,675      324,712     271,067,668    25,441,248     8,624,501    41,649,180  (54,935,531)
Net unrealized appreciation
  (depreciation)..............   232,395,119    3,478,572     253,269,023     9,312,027    67,279,085    96,024,206   15,900,310
                                ------------  -----------  --------------  ------------  ------------  ------------  -----------
     NET ASSETS...............  $580,123,740  $87,967,054  $2,435,941,967  $141,584,350  $500,194,922  $489,693,229  $91,779,199
                                ------------  -----------  --------------  ------------  ------------  ------------  -----------
                                ------------  -----------  --------------  ------------  ------------  ------------  -----------
     *IDENTIFIED COST.........  $345,217,978  $83,299,163  $2,039,712,685  $138,918,034  $430,687,000  $390,895,231  $74,958,288
                                ------------  -----------  --------------  ------------  ------------  ------------  -----------
                                ------------  -----------  --------------  ------------  ------------  ------------  -----------
     SHARES OF BENEFICIAL
     INTEREST OUTSTANDING.....    26,492,601    7,367,372     117,266,537     7,397,697    35,697,820    19,602,324   13,770,258
                                ------------  -----------  --------------  ------------  ------------  ------------  -----------
                                ------------  -----------  --------------  ------------  ------------  ------------  -----------
NET ASSET VALUE PER SHARE
(UNLIMITED AUTHORIZED SHARES
OF $.01 PAR VALUE)............        $21.90       $11.94          $20.77        $19.14        $14.01        $24.98        $6.67
                                ------------  -----------  --------------  ------------  ------------  ------------  -----------
                                ------------  -----------  --------------  ------------  ------------  ------------  -----------


                                    EQUITY
------------------------------
ASSETS:
Investments in securities, at
  value *.....................  $1,488,916,523
Cash..........................        --
Receivable for:
    Investments sold..........      24,684,462
    Shares of beneficial
      interest sold...........       1,371,257
    Dividends.................         609,043
    Interest..................              17
    Foreign withholding taxes
      reclaimed...............         157,418
Unrealized appreciation on
  open forward foreign
  currency contracts..........        --
Prepaid expenses and other
  assets......................          21,238
Receivable from affiliate.....        --
                                --------------
     TOTAL ASSETS.............   1,515,759,958
                                --------------
LIABILITIES:
Payable for:
    Investments purchased.....      46,053,566
    Shares of beneficial
      interest repurchased....         359,340
    Investment management
      fee.....................         622,443
Accrued expenses and other
  payables....................          53,012
                                --------------
     TOTAL LIABILITIES........      47,088,361
                                --------------
NET ASSETS:
Paid-in-capital...............   1,055,687,246
Accumulated undistributed net
  investment income (loss)....       2,787,610
Accumulated undistributed net
  realized gain (loss)........     273,524,957
Net unrealized appreciation
  (depreciation)..............     136,671,784
                                --------------
     NET ASSETS...............  $1,468,671,597
                                --------------
                                --------------
     *IDENTIFIED COST.........  $1,352,244,739
                                --------------
                                --------------
     SHARES OF BENEFICIAL
     INTEREST OUTSTANDING.....      36,748,361
                                --------------
                                --------------
NET ASSET VALUE PER SHARE
(UNLIMITED AUTHORIZED SHARES
OF $.01 PAR VALUE)............          $39.97
                                --------------
                                --------------

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF ASSETS AND LIABILITIES, CONTINUED

JUNE 30, 1999 (UNAUDITED)
                                                   COMPETITIVE
                                   S&P 500            EDGE           AGGRESSIVE
                                    INDEX         "BEST IDEAS"         EQUITY          STRATEGIST
---------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at
  value *.....................  $  117,781,969   $    43,008,376   $     3,755,319   $  690,788,559
Cash..........................          83,759            96,522            22,134         --
Receivable for:
    Investments sold..........         620,062         --                   60,236          989,043
    Shares of beneficial
      interest sold...........         822,106             7,551           102,754          516,312
    Dividends.................          94,370            10,975               480          119,200
    Interest..................        --               --                --               1,996,373
    Foreign withholding taxes
      reclaimed...............        --                  19,882         --                  39,075
    Variation margin..........         114,832         --                --                --
Prepaid expenses and other
  assets......................           9,396               698         --                  13,370
Receivable from affiliate.....        --                   3,577             7,860         --
                                --------------   ---------------   ---------------   --------------
     TOTAL ASSETS.............     119,526,494        43,147,581         3,948,783      694,461,932
                                --------------   ---------------   ---------------   --------------
LIABILITIES:
Payable for:
    Investments purchased.....         183,961         --                  697,907          999,270
    Shares of beneficial
      interest repurchased....          52,065            15,964            10,125          187,957
    Investment management
      fee.....................          39,732            24,594         --                 306,917
Accrued expenses and other
  payables....................          22,704            11,232             7,860           37,020
                                --------------   ---------------   ---------------   --------------
     TOTAL LIABILITIES........         298,462            51,790           715,892        1,531,164
                                --------------   ---------------   ---------------   --------------
NET ASSETS:
Paid-in-capital...............     105,413,472        39,667,273         3,145,199      492,998,866
Accumulated undistributed net
  investment income (loss)....         480,678           228,566         --                  (6,635)
Accumulated undistributed net
  realized gain (loss)........         417,674        (1,385,798)          (15,618)      31,019,048
Net unrealized appreciation...      12,916,208         4,585,750           103,310      168,919,489
                                --------------   ---------------   ---------------   --------------
     NET ASSETS...............  $  119,228,032   $    43,095,791   $     3,232,891   $  692,930,768
                                --------------   ---------------   ---------------   --------------
                                --------------   ---------------   ---------------   --------------
     *IDENTIFIED COST.........  $  105,055,734   $    38,421,480   $     3,652,009   $  521,869,070
                                --------------   ---------------   ---------------   --------------
                                --------------   ---------------   ---------------   --------------
     SHARES OF BENEFICIAL
     INTEREST OUTSTANDING.....       9,535,450         4,134,682           316,800       38,799,731
                                --------------   ---------------   ---------------   --------------
                                --------------   ---------------   ---------------   --------------
NET ASSET VALUE PER SHARE
(UNLIMITED AUTHORIZED SHARES
OF $.01 PAR VALUE)............          $12.50            $10.42            $10.20           $17.86
                                --------------   ---------------   ---------------   --------------
                                --------------   ---------------   ---------------   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)
                                                                    QUALITY
                                    MONEY        SHORT-TERM         INCOME           HIGH
                                   MARKET           BOND*            PLUS            YIELD
----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME:
INTEREST INCOME...............  $  10,717,779  $        3,279    $  17,751,066   $  24,156,365
                                -------------         -------    -------------   -------------
EXPENSES
Investment management fee.....      1,073,806             320        1,302,800         873,980
Professional fees.............         13,848           5,265           14,986          19,485
Custodian fees................         11,303              60           25,259          15,977
Shareholder reports and
  notices.....................          7,688             100           13,218          12,832
Trustees' fees and expenses...             86        --                    932             471
Transfer agent fees and
  expenses....................            250              78              250             250
Other.........................          3,227              16            7,172           5,509
                                -------------         -------    -------------   -------------
     TOTAL EXPENSES...........      1,110,208           5,839        1,364,617         928,504

Less: amounts
  waived/reimbursed...........       --                (5,839)        --              --
                                -------------         -------    -------------   -------------
     NET EXPENSES.............      1,110,208        --              1,364,617         928,504
                                -------------         -------    -------------   -------------
     NET INVESTMENT INCOME....      9,607,571           3,279       16,386,449      23,227,861
                                -------------         -------    -------------   -------------
NET REALIZED AND UNREALIZED
GAIN (LOSS):
Net realized gain (loss)......          1,751          (1,279)      (6,384,714)     (7,091,487)
Net change in unrealized
  appreciation/depreciation...       --                  (410)     (31,368,410)     (2,178,837)
                                -------------         -------    -------------   -------------
     NET GAIN (LOSS)..........          1,751          (1,689)     (37,753,124)     (9,270,324)
                                -------------         -------    -------------   -------------
NET INCREASE (DECREASE).......  $   9,609,322  $        1,590    $ (21,366,675)  $  13,957,537
                                -------------         -------    -------------   -------------
                                -------------         -------    -------------   -------------
------------------
 *   For the period May 4, 1999 (commencement of operations) through June 30,
     1999.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF OPERATIONS, CONTINUED
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

                                                    INCOME          DIVIDEND         CAPITAL
                                  UTILITIES         BUILDER          GROWTH          GROWTH
-----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME:

INCOME
Interest......................  $   2,099,526     $ 1,113,473     $    765,428    $      93,781
Dividends.....................      6,986,622**     1,377,191**     26,010,993**        416,723**
                                -------------     -----------     ------------    -------------
     TOTAL INCOME.............      9,086,148       2,490,664       26,776,421          510,504
                                -------------     -----------     ------------    -------------
EXPENSES
Investment management fee.....      1,790,683         317,940        5,890,919          451,375
Professional fees.............         13,729           9,725           16,333           14,257
Custodian fees................         16,143           9,981           63,054           26,145
Shareholder reports and
  notices.....................         11,962           3,352           65,124            5,575
Trustees' fees and expenses...            894              57            2,574              101
Transfer agent fees and
  expenses....................            250             250              250              250
Other.........................          4,652           1,583           14,102            1,133
                                -------------     -----------     ------------    -------------
     TOTAL EXPENSES...........      1,838,313         342,888        6,052,356          498,836

Less: amounts
  waived/reimbursed...........       --               --               --              --
                                -------------     -----------     ------------    -------------
     NET EXPENSES.............      1,838,313         342,888        6,052,356          498,836
                                -------------     -----------     ------------    -------------
     NET INVESTMENT INCOME....      7,247,835       2,147,776       20,724,065           11,668
                                -------------     -----------     ------------    -------------
NET REALIZED AND UNREALIZED
GAIN (LOSS):
Net realized gain (loss) on:
    Investments...............     18,151,538       1,068,830      281,058,540       29,165,138
    Futures contracts.........       --               --               --              --
    Foreign exchange
      transactions............       --               --               --              --
                                -------------     -----------     ------------    -------------
     NET GAIN (LOSS)..........     18,151,538       1,068,830      281,058,540       29,165,138
                                -------------     -----------     ------------    -------------
Net change in unrealized
  appreciation/depreciation
  on:
    Investments...............     10,175,326       4,070,556      (88,237,327)     (19,178,876)
    Futures contracts.........       --               --               --              --
    Translation of forward
      foreign currency
      contracts, other assets
      and liabilities
      denominated in foreign
      currencies..............       --               --               --              --
                                -------------     -----------     ------------    -------------
     NET APPRECIATION
     (DEPRECIATION)...........     10,175,326       4,070,556      (88,237,327)     (19,178,876)
                                -------------     -----------     ------------    -------------
     NET GAIN.................     28,326,864       5,139,386      192,821,213        9,986,262
                                -------------     -----------     ------------    -------------
NET INCREASE..................  $  35,574,699     $ 7,287,162     $213,545,278    $   9,997,930
                                -------------     -----------     ------------    -------------
                                -------------     -----------     ------------    -------------
------------------
 *   For the period May 4, 1999 (commencement of operations) through June 30,
     1999.
**   Net of $71,132, $1,877, $99,930, $2,143, $721,261, $802,570, $40,137,
     $65,520, $9,534, $18,320, $33 and $23,863 foreign withholding tax, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF OPERATIONS, CONTINUED

FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)
                                    GLOBAL
                                   DIVIDEND        EUROPEAN          PACIFIC                         S&P 500
                                    GROWTH          GROWTH           GROWTH           EQUITY          INDEX
---------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME:

INCOME
Interest......................   $    268,074    $     288,713    $     108,964    $   3,334,225   $    144,291
Dividends.....................      7,178,439**      5,997,200**        522,066**      3,880,086**      539,254**
                                 ------------    -------------    -------------    -------------   ------------
     TOTAL INCOME.............      7,446,513        6,285,913          631,030        7,214,311        683,545
                                 ------------    -------------    -------------    -------------   ------------
EXPENSES
Investment management fee.....      1,792,667        2,378,043          295,028        3,235,472        169,055
Professional fees.............         15,777           17,040           20,002           13,559         16,662
Custodian fees................        150,026          220,627           85,439           40,204         12,158
Shareholder reports and
  notices.....................         17,750           21,763            6,020           28,875          2,419
Trustees' fees and expenses...            562              738               98            1,381             26
Transfer agent fees and
  expenses....................            250              250              250              250            250
Other.........................          8,306           10,259           10,689            6,676          5,479
                                 ------------    -------------    -------------    -------------   ------------
     TOTAL EXPENSES...........      1,985,338        2,648,720          417,526        3,326,417        206,049

Less: amounts
  waived/reimbursed...........        --              --               --               --               (3,187)
                                 ------------    -------------    -------------    -------------   ------------
     NET EXPENSES.............      1,985,338        2,648,720          417,526        3,326,417        202,862
                                 ------------    -------------    -------------    -------------   ------------
     NET INVESTMENT INCOME....      5,461,175        3,637,193          213,504        3,887,894        480,683
                                 ------------    -------------    -------------    -------------   ------------
NET REALIZED AND UNREALIZED
GAIN (LOSS):
Net realized gain (loss) on:
    Investments...............     19,425,911       46,104,341        4,489,440      287,670,319        168,737
    Futures contracts.........        --              --               --               --              346,069
    Foreign exchange
      transactions............        (59,518)        (205,859)         185,344         --              --
                                 ------------    -------------    -------------    -------------   ------------
     NET GAIN (LOSS)..........     19,366,393       45,898,482        4,674,784      287,670,319        514,806
                                 ------------    -------------    -------------    -------------   ------------
Net change in unrealized
  appreciation/depreciation
  on:
    Investments...............     22,671,040      (37,348,902)      13,979,891      (89,998,168)     8,649,450
    Futures contracts.........        --              --               --               --               92,846
    Translation of forward
      foreign currency
      contracts, other assets
      and liabilities
      denominated in foreign
      currencies..............        (41,184)          55,618          145,874         --              --
                                 ------------    -------------    -------------    -------------   ------------
     NET APPRECIATION
     (DEPRECIATION)...........     22,629,856      (37,293,284)      14,125,765      (89,998,168)     8,742,296
                                 ------------    -------------    -------------    -------------   ------------
     NET GAIN.................     41,996,249        8,605,198       18,800,549      197,672,151      9,257,102
                                 ------------    -------------    -------------    -------------   ------------
NET INCREASE..................   $ 47,457,424    $  12,242,391    $  19,014,053    $ 201,560,045   $  9,737,785
                                 ------------    -------------    -------------    -------------   ------------
                                 ------------    -------------    -------------    -------------   ------------


                                  COMPETITIVE EDGE        AGGRESSIVE
                                    "BEST IDEAS"            EQUITY*       STRATEGIST
------------------------------
NET INVESTMENT INCOME:
INCOME
Interest......................       $    69,841         $      7,396    $  7,253,842
Dividends.....................           214,698**                701**     1,827,750**
                                     -----------         -------------   ------------
     TOTAL INCOME.............           284,539                8,097       9,081,592
                                     -----------         -------------   ------------
EXPENSES
Investment management fee.....           126,446                2,003       1,651,811
Professional fees.............            11,748                5,261          14,494
Custodian fees................             7,081                  500          18,843
Shareholder reports and
  notices.....................             1,861                  360          12,378
Trustees' fees and expenses...                29              --                  356
Transfer agent fees and
  expenses....................               250                   78             250
Other.........................             1,179                   89           4,602
                                     -----------         -------------   ------------
     TOTAL EXPENSES...........           148,594                8,291       1,702,734
Less: amounts
  waived/reimbursed...........           (92,742)              (8,291 )       --
                                     -----------         -------------   ------------
     NET EXPENSES.............            55,852              --            1,702,734
                                     -----------         -------------   ------------
     NET INVESTMENT INCOME....           228,687                8,097       7,378,858
                                     -----------         -------------   ------------
NET REALIZED AND UNREALIZED
GAIN (LOSS):
Net realized gain (loss) on:
    Investments...............          (113,553)             (15,618 )    38,060,336
    Futures contracts.........         --                     --              --
    Foreign exchange
      transactions............              (869)             --              --
                                     -----------         -------------   ------------
     NET GAIN (LOSS)..........          (114,422)             (15,618 )    38,060,336
                                     -----------         -------------   ------------
Net change in unrealized
  appreciation/depreciation
  on:
    Investments...............         2,591,494              103,310       8,570,418
    Futures contracts.........         --                     --              --
    Translation of forward
      foreign currency
      contracts, other assets
      and liabilities
      denominated in foreign
      currencies..............            (1,268)             --              --
                                     -----------         -------------   ------------
     NET APPRECIATION
     (DEPRECIATION)...........         2,590,226              103,310       8,570,418
                                     -----------         -------------   ------------
     NET GAIN.................         2,475,804               87,692      46,630,754
                                     -----------         -------------   ------------
NET INCREASE..................       $ 2,704,491         $     95,789    $ 54,009,612
                                     -----------         -------------   ------------
                                     -----------         -------------   ------------

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   SHORT-TERM
                                                                      BOND
                                         MONEY MARKET             -------------
                                -------------------------------
                                                                   FOR THE SIX
                                 FOR THE SIX      FOR THE YEAR    MONTHS ENDED
                                 MONTHS ENDED        ENDED          JUNE 30,
                                JUNE 30, 1999     DECEMBER 31,        1999*
                                 (UNAUDITED)          1998         (UNAUDITED)
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income.........  $    9,607,571   $  19,436,475    $      3,279
Net realized gain (loss)......           1,751           1,854          (1,279)
Net change in unrealized
  appreciation/depreciation...        --              --                  (410)
                                --------------   --------------   -------------
     NET INCREASE
     (DECREASE)...............       9,609,322      19,438,329           1,590
                                --------------   --------------   -------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........      (9,607,294)    (19,436,518)         (3,279)
Net realized gain.............          (1,751)         (1,854)        --
                                --------------   --------------   -------------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS............      (9,609,045)    (19,438,372)         (3,279)
                                --------------   --------------   -------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......     283,412,766     465,453,549       1,412,745
Reinvestment of dividends and
  distributions...............       9,609,045      19,438,372           3,279
Cost of shares repurchased....    (313,933,191)   (378,435,543)       (477,652)
                                --------------   --------------   -------------
     NET INCREASE
     (DECREASE)...............     (20,911,380)    106,456,378         938,372
                                --------------   --------------   -------------
     TOTAL INCREASE
     (DECREASE)...............     (20,911,103)    106,456,335         936,683
NET ASSETS:
Beginning of period...........     442,034,484     335,578,149              10
                                --------------   --------------   -------------
     END OF PERIOD............  $  421,123,381   $ 442,034,484    $    936,693
                                --------------   --------------   -------------
                                --------------   --------------   -------------
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................  $          299   $          22    $    --
                                --------------   --------------   -------------
                                --------------   --------------   -------------
SHARES ISSUED AND REPURCHASED:
Sold..........................     283,412,766     465,453,549         141,872
Issued in reinvestment of
  dividends and
  distributions...............       9,609,045      19,438,372             330
Repurchased...................    (313,933,191)   (378,435,543)        (47,910)
                                --------------   --------------   -------------
NET INCREASE (DECREASE).......     (20,911,380)    106,456,378          94,292
                                --------------   --------------   -------------
                                --------------   --------------   -------------
------------------

 *   For the period May 4, 1999 (commencement of operations) through June 30,
     1999.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                      QUALITY INCOME PLUS                   HIGH YIELD                       UTILITIES
                                -------------------------------   ------------------------------   -----------------------------
                                 FOR THE SIX      FOR THE YEAR     FOR THE SIX     FOR THE YEAR     FOR THE SIX    FOR THE YEAR
                                 MONTHS ENDED        ENDED         MONTHS ENDED        ENDED       MONTHS ENDED        ENDED
                                JUNE 30, 1999     DECEMBER 31,    JUNE 30, 1999    DECEMBER 31,    JUNE 30, 1999   DECEMBER 31,
                                 (UNAUDITED)          1998         (UNAUDITED)         1998         (UNAUDITED)        1998
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income.........  $   16,386,449   $  31,385,103    $   23,227,861   $ 47,746,756    $   7,247,835   $ 14,064,617
Net realized gain (loss)......      (6,384,714)      7,060,684        (7,091,487)   (10,756,455)      18,151,538     11,183,431
Net change in unrealized
  appreciation/depreciation...     (31,368,410)      3,370,100        (2,178,837)   (62,350,933)      10,175,326     81,869,637
                                --------------   --------------   --------------   -------------   -------------   -------------
     NET INCREASE
     (DECREASE)...............     (21,366,675)     41,815,887        13,957,537    (25,360,632)      35,574,699    107,117,685
                                --------------   --------------   --------------   -------------   -------------   -------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........     (16,385,928)    (31,385,551)      (23,326,035)   (47,889,896)      (7,247,820)   (14,064,645)
Net realized gain.............        --              --                --              --           (11,183,442)   (24,274,238)
                                --------------   --------------   --------------   -------------   -------------   -------------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS............     (16,385,928)    (31,385,551)      (23,326,035)   (47,889,896)     (18,431,262)   (38,338,883)
                                --------------   --------------   --------------   -------------   -------------   -------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......      37,972,200     145,861,267        27,887,917    150,152,649       45,130,322    107,347,532
Reinvestment of dividends and
  distributions...............      16,385,909      31,385,551        23,326,035     47,889,896       18,431,249     38,338,883
Cost of shares repurchased....     (60,172,220)   (115,083,881)      (65,530,381)  (128,774,384)     (61,384,101)  (111,796,640)
                                --------------   --------------   --------------   -------------   -------------   -------------
     NET INCREASE
     (DECREASE)...............      (5,814,111)     62,162,937       (14,316,429)    69,268,161        2,177,470     33,889,775
                                --------------   --------------   --------------   -------------   -------------   -------------
     TOTAL INCREASE
     (DECREASE)...............     (43,566,714)     72,593,273       (23,684,927)    (3,982,367)      19,320,907    102,668,577
NET ASSETS:
Beginning of period...........     547,582,781     474,989,508       364,078,904    368,061,271      560,802,833    458,134,256
                                --------------   --------------   --------------   -------------   -------------   -------------
     END OF PERIOD............  $  504,016,067   $ 547,582,781    $  340,393,977   $364,078,904    $ 580,123,740   $560,802,833
                                --------------   --------------   --------------   -------------   -------------   -------------
                                --------------   --------------   --------------   -------------   -------------   -------------
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................  $          221   $        (300)   $       53,582   $    151,756    $          40   $         25
                                --------------   --------------   --------------   -------------   -------------   -------------
                                --------------   --------------   --------------   -------------   -------------   -------------
SHARES ISSUED AND REPURCHASED:
Sold..........................       3,552,922      13,356,857         5,566,064     26,123,968        2,089,376      5,490,004
Issued in reinvestment of
  dividends and
  distributions...............       1,547,524       2,881,413         4,704,392      8,453,299          851,373      1,967,479
Repurchased...................      (5,645,231)    (10,567,612)      (13,103,401)   (22,927,167)      (2,839,324)    (5,716,328)
                                --------------   --------------   --------------   -------------   -------------   -------------
NET INCREASE (DECREASE).......        (544,785)      5,670,658        (2,832,945)    11,650,100          101,425      1,741,155
                                --------------   --------------   --------------   -------------   -------------   -------------
                                --------------   --------------   --------------   -------------   -------------   -------------

                                       INCOME BUILDER
                                -----------------------------

                                 FOR THE SIX    FOR THE YEAR
                                MONTHS ENDED        ENDED
                                JUNE 30, 1999   DECEMBER 31,
                                 (UNAUDITED)        1998
------------------------------
INCREASE (DECREASE) IN NET
ASSETS:
OPERATIONS:
Net investment income.........  $   2,147,776   $  4,037,661
Net realized gain (loss)......      1,068,830        936,441
Net change in unrealized
  appreciation/depreciation...      4,070,556     (3,662,539)
                                -------------   -------------
     NET INCREASE
     (DECREASE)...............      7,287,162      1,311,563
                                -------------   -------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........     (2,162,653)    (4,033,908)
Net realized gain.............     (1,674,662)      (768,186)
                                -------------   -------------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS............     (3,837,315)    (4,802,094)
                                -------------   -------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......      7,858,426     50,649,400
Reinvestment of dividends and
  distributions...............      3,837,315      4,802,094
Cost of shares repurchased....    (14,947,668)   (19,614,662)
                                -------------   -------------
     NET INCREASE
     (DECREASE)...............     (3,251,927)    35,836,832
                                -------------   -------------
     TOTAL INCREASE
     (DECREASE)...............        197,920     32,346,301
NET ASSETS:
Beginning of period...........     87,769,134     55,422,833
                                -------------   -------------
     END OF PERIOD............  $  87,967,054   $ 87,769,134
                                -------------   -------------
                                -------------   -------------
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................  $           2   $     14,879
                                -------------   -------------
                                -------------   -------------
SHARES ISSUED AND REPURCHASED:
Sold..........................        670,241      4,241,399
Issued in reinvestment of
  dividends and
  distributions...............        327,894        415,816
Repurchased...................     (1,288,473)    (1,710,560)
                                -------------   -------------
NET INCREASE (DECREASE).......       (290,338)     2,946,655
                                -------------   -------------
                                -------------   -------------

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

                                       DIVIDEND GROWTH                   CAPITAL GROWTH
                                ------------------------------   -------------------------------
                                 FOR THE SIX     FOR THE YEAR     FOR THE SIX      FOR THE YEAR
                                 MONTHS ENDED        ENDED        MONTHS ENDED        ENDED
                                JUNE 30, 1999    DECEMBER 31,    JUNE 30, 1999     DECEMBER 31,
                                 (UNAUDITED)         1998         (UNAUDITED)          1998
------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income
  (loss)......................  $   20,724,065   $  38,849,535   $       11,668   $    (341,222)
Net realized gain (loss)......     281,058,540     322,115,886       29,165,138      15,646,625
Net change in unrealized
  appreciation/depreciation...     (88,237,327)    (89,389,463)     (19,178,876)      6,997,899
                                --------------   -------------   --------------   --------------
     NET INCREASE
     (DECREASE)...............     213,545,278     271,575,958        9,997,930      22,303,302
                                --------------   -------------   --------------   --------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........     (20,723,004)    (38,849,522)        --               (10,014)
Net realized gain.............    (329,147,530)   (187,973,609)     (17,791,828)    (10,080,542)
                                --------------   -------------   --------------   --------------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS............    (349,870,534)   (226,823,131)     (17,791,828)    (10,090,556)
                                --------------   -------------   --------------   --------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......     162,839,366     479,551,623       11,926,894      28,039,255
Reinvestment of dividends and
  distributions...............     349,870,534     226,823,131       17,791,827      10,090,556
Cost of shares repurchased....    (190,369,456)   (407,106,560)     (18,943,583)    (38,839,523)
                                --------------   -------------   --------------   --------------
     NET INCREASE
     (DECREASE)...............     322,340,444     299,268,194       10,775,138        (709,712)
                                --------------   -------------   --------------   --------------
     TOTAL INCREASE
     (DECREASE)...............     186,015,188     344,021,021        2,981,240      11,503,034
NET ASSETS:
Beginning of period...........   2,249,926,779   1,905,905,758      138,603,110     127,100,076
                                --------------   -------------   --------------   --------------
     END OF PERIOD............  $2,435,941,967   $2,249,926,779  $  141,584,350   $ 138,603,110
                                --------------   -------------   --------------   --------------
                                --------------   -------------   --------------   --------------
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................  $        1,215   $         154   $       11,244   $        (424)
                                --------------   -------------   --------------   --------------
                                --------------   -------------   --------------   --------------
SHARES ISSUED AND REPURCHASED:
Sold..........................       7,061,859      21,516,674          557,574       1,431,494
Issued in reinvestment of
  dividends and
  distributions...............      16,813,452      10,521,804          929,562         513,776
Repurchased...................      (8,256,321)    (18,647,038)        (896,436)     (2,085,691)
                                --------------   -------------   --------------   --------------
NET INCREASE (DECREASE).......      15,618,990      13,391,440          590,700        (140,421)
                                --------------   -------------   --------------   --------------
                                --------------   -------------   --------------   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                    GLOBAL DIVIDEND GROWTH                EUROPEAN GROWTH                   PACIFIC GROWTH
                                -------------------------------   -------------------------------   -------------------------------
                                 FOR THE SIX      FOR THE YEAR     FOR THE SIX      FOR THE YEAR     FOR THE SIX      FOR THE YEAR
                                 MONTHS ENDED        ENDED         MONTHS ENDED        ENDED         MONTHS ENDED        ENDED
                                JUNE 30, 1999     DECEMBER 31,    JUNE 30, 1999     DECEMBER 31,    JUNE 30, 1999     DECEMBER 31,
                                 (UNAUDITED)          1998         (UNAUDITED)          1998         (UNAUDITED)          1998
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income.........  $    5,461,175   $   8,273,212    $    3,637,193   $   3,094,783    $      213,504   $     504,743
Net realized gain (loss)......      19,366,393      29,801,364        45,898,482      43,252,405         4,674,784     (31,801,028)
Net change in unrealized
  appreciation/depreciation...      22,629,856      16,207,523       (37,293,284)     44,049,168        14,125,765      24,432,009
                                --------------   --------------   --------------   --------------   --------------   --------------
     NET INCREASE
     (DECREASE)...............      47,457,424      54,282,099        12,242,391      90,396,356        19,014,053      (6,864,276)
                                --------------   --------------   --------------   --------------   --------------   --------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........      (5,481,688)     (8,206,088)       (3,193,618)     (5,476,236)         (770,896)     (2,947,935)
Net realized gain.............     (35,181,150)    (52,205,069)      (47,361,324)    (30,256,754)         --              --
                                --------------   --------------   --------------   --------------   --------------   --------------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS............     (40,662,838)    (60,411,157)      (50,554,942)    (35,732,990)         (770,896)     (2,947,935)
                                --------------   --------------   --------------   --------------   --------------   --------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......      20,911,887      75,090,455        97,318,026     190,691,042       121,171,390      65,895,854
Reinvestment of dividends and
  distributions...............      40,662,838      60,411,157        50,554,942      35,732,990           770,896       2,947,935
Cost of shares repurchased....     (52,401,953)   (126,758,450)     (130,504,785)   (161,891,054)     (101,247,781)    (75,093,578)
                                --------------   --------------   --------------   --------------   --------------   --------------
     NET INCREASE
     (DECREASE)...............       9,172,772       8,743,162        17,368,183      64,532,978        20,694,505      (6,249,789)
                                --------------   --------------   --------------   --------------   --------------   --------------
     TOTAL INCREASE
     (DECREASE)...............      15,967,358       2,614,104       (20,944,368)    119,196,344        38,937,662     (16,062,000)
NET ASSETS:
Beginning of period...........     484,227,564     481,613,460       510,637,597     391,441,253        52,841,537      68,903,537
                                --------------   --------------   --------------   --------------   --------------   --------------
     END OF PERIOD............  $  500,194,922   $ 484,227,564    $  489,693,229   $ 510,637,597    $   91,779,199   $  52,841,537
                                --------------   --------------   --------------   --------------   --------------   --------------
                                --------------   --------------   --------------   --------------   --------------   --------------
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................  $      500,018   $     520,531    $    3,577,679   $   3,134,104    $     (145,755)  $     411,637
                                --------------   --------------   --------------   --------------   --------------   --------------
                                --------------   --------------   --------------   --------------   --------------   --------------
SHARES ISSUED AND REPURCHASED:
Sold..........................       1,450,463       5,251,149         3,492,917       7,118,106        21,650,469      13,473,730
Issued in reinvestment of
  dividends and
  distributions...............       2,904,553       4,451,226         2,023,007       1,290,932           115,750         677,325
Repurchased...................      (3,682,783)     (9,357,396)       (4,698,657)     (6,252,813)      (18,265,519)    (15,145,796)
                                --------------   --------------   --------------   --------------   --------------   --------------
NET INCREASE (DECREASE).......         672,233         344,979           817,267       2,156,225         3,500,700        (994,741)
                                --------------   --------------   --------------   --------------   --------------   --------------
                                --------------   --------------   --------------   --------------   --------------   --------------

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

                                            EQUITY                        S&P 500 INDEX
                                ------------------------------   -------------------------------
                                 FOR THE SIX     FOR THE YEAR     FOR THE SIX      FOR THE YEAR
                                 MONTHS ENDED        ENDED        MONTHS ENDED        ENDED
                                JUNE 30, 1999    DECEMBER 31,    JUNE 30, 1999     DECEMBER 31,
                                 (UNAUDITED)         1998         (UNAUDITED)         1998*
------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income.........  $    3,887,894   $   6,924,725   $      480,683   $     244,990
Net realized gain (loss)......     287,670,319     161,754,931          514,806         186,052
Net change in unrealized
  appreciation/depreciation...     (89,998,168)     89,582,262        8,742,296       4,173,912
                                --------------   -------------   --------------   --------------
     NET INCREASE.............     201,560,045     258,261,918        9,737,785       4,604,954
                                --------------   -------------   --------------   --------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........      (1,094,802)     (6,924,673)        (244,995)       --
Net realized gain.............    (168,434,937)   (114,146,703)        (283,184)       --
                                --------------   -------------   --------------   --------------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS............    (169,529,739)   (121,071,376)        (528,179)       --
                                --------------   -------------   --------------   --------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......     234,181,856***   262,726,068      72,702,103      50,279,637
Reinvestment of dividends and
  distributions...............     169,529,739     121,071,376          528,179        --
Cost of shares repurchased....    (105,483,027)   (205,665,545)     (11,943,824)     (6,152,623)
                                --------------   -------------   --------------   --------------
     NET INCREASE.............     298,228,568     178,131,899       61,286,458      44,127,014
                                --------------   -------------   --------------   --------------
     TOTAL INCREASE...........     330,258,874     315,322,441       70,496,064      48,731,968
NET ASSETS:
Beginning of period...........   1,138,412,723     823,090,282       48,731,968        --
                                --------------   -------------   --------------   --------------
     END OF PERIOD............  $1,468,671,597   $1,138,412,723  $  119,228,032   $  48,731,968
                                --------------   -------------   --------------   --------------
                                --------------   -------------   --------------   --------------
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................  $    2,787,610   $      (5,165)  $      480,678   $     244,990
                                --------------   -------------   --------------   --------------
                                --------------   -------------   --------------   --------------
SHARES ISSUED AND REPURCHASED:
Sold..........................       4,651,480***     7,421,841       6,159,937       4,974,649
Issued in reinvestment of
  dividends and
  distributions...............       5,064,107       3,456,577           42,254        --
Repurchased...................      (2,473,008)     (5,884,436)      (1,010,377)       (631,013)
                                --------------   -------------   --------------   --------------
NET INCREASE..................       7,242,579       4,993,982        5,191,814       4,343,636
                                --------------   -------------   --------------   --------------
                                --------------   -------------   --------------   --------------
------------------

 *   For the period May 18, 1998 (commencement of operations) through December
     31, 1998.
**   For the period May 4, 1999 (commencement of operations) through June 30,
     1999.
*** Includes acquisition of Capital Appreciation of 824,458 shares and $35,291,368.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    AGGRESSIVE
                                       COMPETITIVE EDGE               EQUITY
                                         "BEST IDEAS"             --------------             STRATEGIST
                                -------------------------------                    -------------------------------
                                                                   FOR THE SIX
                                 FOR THE SIX      FOR THE YEAR     MONTHS ENDED     FOR THE SIX      FOR THE YEAR
                                 MONTHS ENDED        ENDED           JUNE 30,       MONTHS ENDED        ENDED
                                JUNE 30, 1999     DECEMBER 31,        1999**       JUNE 30, 1999     DECEMBER 31,
                                 (UNAUDITED)         1998*         (UNAUDITED)      (UNAUDITED)          1998
------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income.........  $     228,687    $     266,358    $       8,097    $    7,378,858   $  12,820,064
Net realized gain (loss)......       (114,422)      (1,270,706)         (15,618)       38,060,336      (7,041,288)
Net change in unrealized
  appreciation/depreciation...      2,590,226        1,995,524          103,310         8,570,418     125,871,829
                                --------------   --------------   --------------   --------------   --------------
     NET INCREASE
     (DECREASE)...............      2,704,491          991,176           95,789        54,009,612     131,650,605
                                --------------   --------------   --------------   --------------   --------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........       (267,149)        --                 (8,097)       (7,385,951)    (12,819,604)
Net realized gain.............       --               --               --                --           (52,303,444)
                                --------------   --------------   --------------   --------------   --------------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS............       (267,149)        --                 (8,097)       (7,385,951)    (65,123,048)
                                --------------   --------------   --------------   --------------   --------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......     10,299,399       48,814,147        4,011,141        62,482,291     120,982,104
Reinvestment of dividends and
  distributions...............        267,149         --                  8,097         7,385,950      65,123,048
Cost of shares repurchased....     (6,446,879)     (13,266,543)        (874,049)      (57,495,414)   (115,726,574)
                                --------------   --------------   --------------   --------------   --------------
     NET INCREASE
     (DECREASE)...............      4,119,669       35,547,604        3,145,189        12,372,827      70,378,578
                                --------------   --------------   --------------   --------------   --------------
     TOTAL INCREASE
     (DECREASE)...............      6,557,011       36,538,780        3,232,881        58,996,488     136,906,135
NET ASSETS:
Beginning of period...........     36,538,780         --                     10       633,934,280     497,028,145
                                --------------   --------------   --------------   --------------   --------------
     END OF PERIOD............  $  43,095,791    $  36,538,780    $   3,232,891    $  692,930,768   $ 633,934,280
                                --------------   --------------   --------------   --------------   --------------
                                --------------   --------------   --------------   --------------   --------------
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................  $     228,472    $     267,028    $    --          $       (6,635)  $         458
                                --------------   --------------   --------------   --------------   --------------
                                --------------   --------------   --------------   --------------   --------------
SHARES ISSUED AND REPURCHASED:
Sold..........................      1,033,213        5,131,070          403,860         3,593,970       7,783,951
Issued in reinvestment of
  dividends and
  distributions...............         25,638         --                    794           420,197       4,189,589
Repurchased...................       (646,909)      (1,408,330)         (87,854)       (3,312,840)     (7,464,531)
                                --------------   --------------   --------------   --------------   --------------
NET INCREASE (DECREASE).......        411,942        3,722,740          316,800           701,327       4,509,009
                                --------------   --------------   --------------   --------------   --------------
                                --------------   --------------   --------------   --------------   --------------

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1999 (UNAUDITED)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Variable Investment Series (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Investments in the Fund may be made only by (1) Northbrook Life Insurance Company to fund the benefits under variable annuity contracts and variable life insurance contracts it issues; (2) Allstate Life Insurance Company of New York to fund the benefits under variable annuity contracts it issues; (3) Glenbrook Life and Annuity Company to fund the benefits under variable annuity contracts and variable life insurance contracts it issues; and (4) Paragon Life Insurance Company to fund the benefits under variable life insurance contracts it issues to certain employees of Morgan Stanley Dean Witter & Co., the parent company of Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager").

The Fund, organized on February 25, 1983 as a Massachusetts business trust, consists of sixteen Portfolios ("Portfolios") which commenced operations as follows:

                                 COMMENCEMENT OF                                            COMMENCEMENT OF
PORTFOLIO                          OPERATIONS        PORTFOLIO                                OPERATIONS
------------------------------  -----------------    ------------------------------------  -----------------
Money Market..................      March 9, 1984    Global Dividend Growth..............  February 23, 1994
Short-Term Bond...............        May 4, 1999    European Growth.....................      March 1, 1991
Quality Income Plus...........      March 1, 1987    Pacific Growth......................  February 23, 1994
High Yield....................      March 9, 1984    Equity..............................      March 9, 1984
Utilities.....................      March 1, 1990    S&P 500 Index.......................       May 18, 1998
Income Builder................   January 21, 1997    Competitive Edge "Best Ideas".......       May 18, 1998
Dividend Growth...............      March 1, 1990    Aggressive Equity...................        May 4, 1999
Capital Growth................      March 1, 1991    Strategist..........................      March 1, 1987

The investment objectives of each Portfolio are as follows:


     PORTFOLIO                                INVESTMENT OBJECTIVE
Money Market            Seeks high current income, preservation of capital and liquidity by investing in short-term money market instruments.
Short-Term Bond         Seeks to provide a high level of current income consistent with the preservation of capital, by investing primarily in bonds issued or guaranteed as to principal and interest by the U.S.
                        Government, its agencies or instrumentalities and investment grade corporate and other types of bonds.
Quality Income Plus     Seeks, as its primary objective, to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective, by investing primarily in U.S. Government securities and higher-rated fixed income securities.
High Yield              Seeks, as its primary objective, to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective, by investing primarily in lower-rated fixed income securities.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

     PORTFOLIO                                INVESTMENT OBJECTIVE
Utilities               Seeks to provide current income and long-term growth of income and capital by investing primarily in equity and fixed income securities of companies engaged in the public utilities industry.
Income Builder          Seeks, as its primary objective, to earn reasonable income and, as a secondary objective, growth of capital by investing
                        primarily in income-producing equity securities.
Dividend Growth         Seeks to provide reasonable current income and long-term growth of income and capital by investing primarily in common stocks of companies with a record of paying dividends and the potential for increasing dividends.
Capital Growth          Seeks long-term capital growth by investing primarily in common stocks.
Global Dividend         Seeks to provide reasonable current income and long-term growth
Growth                  of income and capital by investing primarily in common stocks of companies, issued by issuers worldwide, with a record of paying dividends and the potential for increasing dividends.
European Growth         Seeks to maximize the capital appreciation of its investments by investing primarily in securities issued by issuers located in
                        Europe.
Pacific Growth          Seeks to maximize the capital appreciation of its investments by investing primarily in securities issued by issuers located in
                        Asia, Australia and New Zealand.
Equity                  Seeks, as its primary objective, capital growth and, as a
                        secondary objective, income, but only when consistent with its primary objective, by investing primarily in common stocks.
S&P 500 Index           Seeks to provide investment results that, before expenses, correspond to the total return of the Standards & Poor's 500
                        Composite Stock Price Index (the "S&P 500 Index") by investing primarily in common stocks included in the S&P 500 Index.
Competitive Edge        Seeks long-term capital growth by investing primarily in the
"Best Ideas"            common stock of U.S. and non - U.S. companies included in the
                        "Best Ideas" list, a research compilation assembled and
                        maintained by Morgan Stanley Dean Witter Equity Research.
Aggressive Equity       Seeks long-term capital growth by investing primarily in the equity securities of companies covered by Morgan Stanley Dean
                        Witter Equity Research that offer the potential for superior earnings growth.
Strategist              Seeks a high total investment return through a fully managed investment policy utilizing equity, investment grade fixed income and money market securities and writing covered options.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Money Market: securities are valued at amortized cost which approximates market value. All remaining Portfolios: (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they are valued at the mean between their latest bid and asked price; (4) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager (or, in the case of European Growth and Pacific Growth, by Morgan Stanley Dean Witter Investment Management Inc. (the "Sub-Advisor")) that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may also be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (5) certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the securities valued by such pricing service; and (6) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except where collection is not expected. Money Market amortizes premiums and accretes discounts on securities owned; gains and losses realized upon the sale of securities are based on amortized cost. Discounts for all other Portfolios are accreted over the life of the respective securities.

C. ACCOUNTING FOR OPTIONS AND FUTURES CONTRACTS -- (1) Written options on debt obligations, equities and foreign currency: when the Fund writes a call or put option, an amount equal to the premium

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

received is included in the Fund's Statement of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value of the option written. If a written option either expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security or currency and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security or currency and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option; and (2) Purchased options on debt obligations, equities and foreign currency: when the Fund purchases a call or put option, the premium paid is recorded as an investment and is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid; (3) Options on futures contracts: the Fund is required to deposit cash, U.S. Government securities or other liquid portfolio securities as "initial margin"and "variation margin" with respect to written call and put options on futures contracts. If a written option expires, the Fund realizes a gain. If a written call or put option is exercised, the premium received will decrease or increase the unrealized loss or gain on the futures contract. If the Fund enters into a closing purchase transaction, the Fund realized a gain or loss without regard to any unrealized gain or loss on the underlying futures contract and the liability related to such option is extinguished; (4) Futures contracts: a futures contract is an agreement between two parties to buy and sell financial instruments at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Portfolios investing in foreign currency denominated transactions are translated into U.S. dollars as follows: (1) the foreign currency

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD FOREIGN CURRENCY CONTRACTS -- Some of the Portfolios may enter into forward foreign currency contracts which are valued daily at the appropriate forward exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/ loss on foreign exchange transactions. The Portfolios record realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply individually for each Portfolio with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

H. EXPENSES -- Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to an Investment Management Agreement (the "Agreement"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to each Portfolios' net assets determined at the close of each business day:

Money Market -- 0.50% to the portion of daily net assets not exceeding $500 million and effective May 1, 1999 the Agreement was amended to reduce the annual rate to 0.425% of the portion of daily net assets exceeding $500 million but not exceeding $750 million, and 0.375% of the portion of daily net assets exceeding $750 million.

Short-Term Bond -- 0.45%.

Quality Income Plus -- 0.50% to the portion of daily net assets not exceeding $500 million and 0.45% to the portion of daily net assets exceeding $500 million.

High Yield -- 0.50% to the portion of daily net assets not exceeding $500 million and 0.425% of the portion of daily net assets exceeding $500 million.

Utilities -- 0.65% to the portion of daily net assets not exceeding $500 million; 0.55% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion and effective May 1, 1999 the Agreement was amended to reduce the annual rate to 0.525% of the portion of daily net assets exceeding $1 billion.

Income Builder -- 0.75%.

Dividend Growth -- 0.625% to the portion of daily net assets not exceeding $500 million; 0.50% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion; 0.475% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; 0.45% of the portion of daily net assets exceeding $2 billion but not exceeding $3 billion and effective May 1, 1999 the Agreement was amended to reduce the annual rate to 0.425% of the portion of daily net assets exceeding $3 billion.

Capital Growth -- 0.65%.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

Global Dividend Growth -- 0.75% to the portion of daily net assets not exceeding $1 billion and effective May 1, 1999 the Agreement was amended to reduce the annual rate to 0.725% of the portion of daily net assets exceeding $1 billion.

European Growth -- 0.95% to the portion of daily net assets not exceeding $500 million and 0.90% of the portion of daily net assets exceeding $500 million.

Pacific Growth -- 0.95%.

Equity -- 0.50% to the portion of daily net assets not exceeding $1 billion and 0.475% to the portion of daily net assets exceeding $1 billion.

S&P 500 Index -- 0.40%.

Competitive Edge "Best Ideas" -- 0.65%.

Aggressive Equity -- 0.75%.

Strategist -- 0.50% to the portion of daily net assets not exceeding $1.5 billion and effective May 1, 1999 the Agreement was amended to reduce the annual rate to 0.475% of the portion of daily net assets exceeding $1.5 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

Under a Sub-Advisory Agreement between the Investment Manager and the Sub-Advisor, the Sub-Advisor provides European Growth and Pacific Growth with investment advice and portfolio management relating to the Portfolios' investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor monthly compensation equal to 40% of its monthly compensation.

The Investment Manager has undertaken to reimburse all operating expenses and waive the compensation provided for in its Investment Management Agreement with Short-Term Bond and Aggressive Equity until such time as each Portfolio has $50 million of net assets or until November 4, 1999, whichever occurs first. For the period May 18, 1998 through April 30, 1999, the

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

Investment Manager waived its compensation and reimbursed all operating expenses without limitation for Competitive Edge "Best Ideas". For the period May 18, 1998 through January 5, 1999, the Investment Manager waived its compensation and reimbursed all operating expenses without limitation for S&P 500 Index. Commencing January 6, 1999, the Investment Manager has agreed to assume all operating expenses and to waive its compensation to the extent such expenses and compensation on an annualized basis exceed 0.50% of the daily net assets of S&P 500 Index. At June 30, 1999, included in the Statements of Assets and Liabilities are receivables from an affiliate which represent expense reimbursements due to the Portfolios.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

Purchases and sales/maturities of portfolio securities, excluding short-term investments (except Money Market), for the six months ended June 30, 1999 were as follows:

                                           U.S. GOVERNMENT SECURITIES                 OTHER
                                          ----------------------------   --------------------------------
                                           PURCHASES    SALES/MATURITIES   PURCHASES     SALES/MATURITIES
                                          -----------   --------------   --------------  ----------------
Money Market............................  $87,704,778   $ 107,300,073    $1,421,116,423  $  1,429,147,900
Short-Term Bond.........................      949,606         323,369          --               --
Quality Income Plus.....................  240,246,249     223,825,906       136,425,484       158,185,313
High Yield..............................      --             --             104,502,527       119,890,955
Utilities...............................      --             --              39,700,682        34,301,375
Income Builder..........................      132,453         108,753        15,816,342        21,237,614
Dividend Growth.........................      --             --             654,328,822     1,241,628,842
Capital Growth..........................      --             --             466,972,740       471,791,012
Global Dividend Growth..................      --             --             103,842,635       123,370,006
European Growth.........................      --             --             171,393,212       176,404,262
Pacific Growth..........................      --             --              51,246,330        38,730,250
Equity..................................   56,476,250      56,242,188     2,564,661,126     2,482,372,020
S&P 500 Index...........................      --             --              59,883,375           965,039
Competitive Edge "Best Ideas"...........      --             --              19,652,739        15,730,655
Aggressive Equity.......................      --             --               2,260,125           243,897
Strategist..............................   84,932,166      63,046,233       138,380,006       249,270,854

Included in the payable for investments purchased at June 30, 1999 for Dividend Growth, Capital Growth, Income Builder, Equity and Aggressive Equity, are $4,038,606, $1,088,683, $86,036, $1,192,535 and $438,213, respectively, for unsettled trades with Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager. Included in the receivable for investments sold at June 30, 1999 for Dividend Growth, Capital Growth, and Aggressive Equity are $21,104,550, $383,312, and $31,914, respectively, for unsettled trades with DWR.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

For the six months ended June 30, 1999, the following Portfolios incurred brokerage commissions with DWR for portfolio transactions executed on behalf of the Portfolio:

                                                                  GLOBAL
                   INCOME         DIVIDEND        CAPITAL        DIVIDEND                     AGGRESIVE
   UTILITIES      BUILDER          GROWTH          GROWTH         GROWTH         EQUITY         EQUITY       STRATEGIST
  -----------   ------------   --------------   ------------   ------------   ------------   ------------   ------------
  $    1,000    $     12,091   $       55,730   $     75,760   $     14,705   $    142,015   $     1,365    $    15,575
  -----------   ------------   --------------   ------------   ------------   ------------        ------    ------------
  -----------   ------------   --------------   ------------   ------------   ------------        ------    ------------

Included in the payable for investments purchased at June 30, 1999 for Capital Growth, Pacific Growth, Equity and Aggressive Equity are $386,013, $687,211, $4,434,192 and $3,210, respectively, for unsettled trades with Morgan Stanley & Co., Inc. ("Morgan Stanley"), an affiliate of the Investment Manager. Included in the receivable for investment sold at June 30, 1999 for Capital Growth and Pacific Growth are $1,001,184 and $40,942, respectively, for unsettled trades with Morgan Stanley.

For the six months ended June 30, 1999, the following Portfolios incurred brokerage commissions with Morgan Stanley for portfolio transactions executed on behalf of the Portfolio:

                                 GLOBAL                     COMPETITIVE
  INCOME    DIVIDEND   CAPITAL  DIVIDEND  PACIFIC           EDGE "BEST      AGGRESSIVE
  BUILDER    GROWTH    GROWTH    GROWTH   GROWTH   EQUITY     IDEAS"          EQUITY        STRATEGIST
  -------   --------   -------  --------  -------  -------  ----------   -----------------  ----------
  1$,240    $164,735   $60,525  $ 79,246  $30,192  $364,690  $19,123         $      28       $17,605
  -------   --------   -------  --------  -------  -------  ----------             ---      ----------
  -------   --------   -------  --------  -------  -------  ----------             ---      ----------

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended June 30, 1999 included in Trustees' fees and expenses in the Statement of Operations and the accrued pension liability included in accrued expenses in the Statement of Assets and Liabilities are as follows:

                                              AGGREGATE PENSION COSTS
           QUALTY                                                   GLOBAL
   MONEY   INCOME    HIGH              INCOME   DIVIDEND  CAPITAL  DIVIDEND  EUROPEAN  PACIFIC
  MARKET    PLUS    YIELD   UTILITIES  BUILDER   GROWTH   GROWTH    GROWTH    GROWTH   GROWTH   EQUITY  STRATEGIST
  -------  -------  ------  ---------  -------  --------  -------  --------  --------  -------  ------  ----------
  $   158  $  441   $   82  $    459     --     $    10   $   46   $    89   $   138   $   78   $  416     --
  -------  -------  ------  ---------  -------  --------  -------  --------  --------  -------  ------  ----------
  -------  -------  ------  ---------  -------  --------  -------  --------  --------  -------  ------  ----------

                                             ACCRUED PENSION LIABILITY
  $10,886  $7,650   $3,624  $  5,166   $   59   $ 8,447   $  412   $   792   $ 1,111   $  271   $5,833  $   7,764
  -------  -------  ------  ---------  -------  --------  -------  --------  --------  -------  ------  ----------
  -------  -------  ------  ---------  -------  --------  -------  --------  --------  -------  ------  ----------

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

4. FEDERAL INCOME TAX STATUS

At December 31, 1998, the following Portfolios had an approximate net capital loss carryover which may be used to offset future capital gains to the extent provided by regulations:

                                                                     AMOUNT IN THOUSANDS
                                          -------------------------------------------------------------------------
     Available through December 31,        1999     2000    2001    2002    2003     2004    2005    2006    TOTAL
----------------------------------------  -------  ------  ------  ------  -------  ------  ------  ------  -------
Quality Income Plus.....................    --       --      --    $12,951   --     $2,491    --      --    $15,442
High Yield..............................  $ 7,336  $3,057  $4,736   3,256  $ 2,984   5,521    --    $2,735   29,625
Pacific Growth..........................    --       --      --      --      1,939   4,124  $11,428 33,463   50,954
Competitive Edge "Best Ideas"...........    --       --      --      --      --       --      --       853      853
Strategist..............................    --       --      --      --      --       --      --     6,900    6,900

Net capital and net foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Portfolios' next taxable year. The following Portfolios incurred and will elect to defer post-October losses during fiscal 1998: Quality Income Plus -- $692,000; High Yield -- $7,991,000; Income Builder -- $346,000;
European Growth -- $4,790,000; Pacific Growth -- $4,534,000; Competitive Edge "Best Ideas" -- $346,000 and Strategist -- $59,000.

At December 31, 1998, the primary reason(s) for significant temporary book/tax differences were as follows:

                                                        LOSS DEFERRALS
                                          POST-OCTOBER    FROM WASH
                                            LOSSES          SALES
                                          -----------   --------------
Quality Income Plus.....................      -               -
High Yield..............................      -               -
Utilities...............................                      -
Income Builder..........................      -               -
Dividend Growth.........................                      -
Capital Growth..........................                      -
Global Dividend Growth..................                      -
European Growth.........................      -               -
Pacific Growth..........................      -               -
Equity..................................                      -
Competitive Edge "Best Ideas"...........      -               -
Strategist..............................      -               -

Additionally, Global Dividend Growth and Pacific Growth had temporary differences attributable to income from the mark-to-market of passive foreign investment companies, High Yield had temporary differences attributable to interest on bonds in default and S&P 500 Index had temporary differences attributable to mark-to-market of futures contracts.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

5. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

Global Dividend Growth, European Growth, Pacific Growth and Competitive Edge "Best Ideas" may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Such Portfolios may also purchase and write put options on foreign currencies in which the Portfolios' securities are denominated to protect against a decline in value of such securities due to currency devaluations.

Forward contracts and over-the-counter put options on foreign currencies involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts and over-the-counter put options on foreign currencies from the potential inability of the counterparties to meet the terms of their contracts.

At June 30, 1999, European Growth and Pacific Growth had outstanding forward contracts.

S&P 500 Index may purchase and sell stock index futures ("futures contacts") for the following reasons: to simulate full investment in the S&P 500 INDEX while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when a futures contract is priced more attractively than stocks comprising the S&P 500 INDEX.

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. S&P 500 Index bears the risk of an unfavorable change in the value of the underlying securities.

At June 30, 1999, European Growth's investments in securities of issuers in the United Kingdom represented 35.4% of the Portfolio's net assets. Pacific Growth's investments in securities of issuers in Japan represented 35.6% of the Portfolio's net assets. These investments, which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in these regions.

At June 30, 1999, Global Dividend Growth's, European Growth's and Pacific Growth's cash balance consisted principally of interest bearing deposits with Chase Manhattan Bank N.A., the custodian of each Portfolio.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

6. PORTFOLIO MERGER

As of the close of business on March 19, 1999, Equity acquired all the net assets of Morgan Stanley Dean Witter Variable Investment Series -- Capital Appreciation ("Capital Appreciation") pursuant to a plan of reorganization approved by the shareholders of Capital Appreciation on February 24, 1999. The acquisition was accomplished by a tax-free exchange of 824,458 shares of Equity at a net asset value of $42.80 per share for 3,210,810 shares of Capital Appreciation. The net assets of Equity and Capital Appreciation immediately before the acquisition were $1,300,120,916 and $35,291,368, respectively, including unrealized appreciation of $6,437,316 for Capital Appreciation. Immediately after the acquisition the combined net assets of Equity amounted to $1,335,412,284.

7. SUBSEQUENT EVENT

On August 4, 1999 the shareholders of Utilities approved changing the Portfolio's investment objective to "seek both capital appreciation and current income". This change will have the effect of (i) eliminating long-term growth of income as an objective and (ii) permitting the Portfolio to invest primarily in the entire utilities industry, as opposed to the more limited public utilities industry. The new objective was effective on August 5, 1999.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                          NET ASSET
                            VALUE       NET       NET REALIZED   TOTAL FROM                DISTRIBUTIONS     TOTAL
                          BEGINNING  INVESTMENT  AND UNREALIZED  INVESTMENT  DIVIDENDS TO       TO       DIVIDENDS AND
 YEAR ENDED DECEMBER 31   OF PERIOD    INCOME     GAIN (LOSS)    OPERATIONS  SHAREHOLDERS  SHAREHOLDERS  DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------
MONEY MARKET
1994                      $    1.00    $0.037        --            $0.037    $   (0.037)       --        $   (0.037)
1995                           1.00     0.055        --             0.055        (0.055)       --            (0.055)
1996                           1.00     0.050        --             0.050        (0.050)       --            (0.050)
1997                           1.00     0.051        --             0.051        (0.051)       --            (0.051)
1998                           1.00     0.051        --             0.051        (0.051)       --            (0.051)
1999(a)                        1.00     0.022        --             0.022        (0.022)       --            (0.022)
SHORT-TERM BOND
1999(a)(e)                    10.00      0.04        $(0.07)        (0.03)        (0.04)       --             (0.04)
QUALITY INCOME PLUS
1994                          11.03      0.69         (1.40)        (0.71)        (0.69)   $    (0.18)        (0.87)
1995                           9.45      0.72          1.50          2.22         (0.71)       --             (0.71)
1996                          10.96      0.71         (0.58)         0.13         (0.72)       --             (0.72)
1997                          10.37      0.70          0.40          1.10         (0.70)       --             (0.70)
1998                          10.77      0.68          0.23          0.91         (0.68)       --             (0.68)
1999(a)                       11.00      0.33         (0.77)        (0.44)        (0.33)       --             (0.33)
HIGH YIELD
1994                           7.11      0.79         (0.95)        (0.16)        (0.79)       --             (0.79)
1995                           6.16      0.80          0.08          0.88         (0.78)       --             (0.78)
1996                           6.26      0.77         (0.06)         0.71         (0.79)       --             (0.79)
1997                           6.18      0.75         (0.06)         0.69         (0.75)       --             (0.75)
1998                           6.12      0.71         (1.05)        (0.34)        (0.71)       --             (0.71)
1999(a)                        5.07      0.33         (0.13)         0.20         (0.33)       --             (0.33)
UTILITIES
1994                          13.74      0.53         (1.75)        (1.22)        (0.52)        (0.08)        (0.60)
1995                          11.92      0.53          2.81          3.34         (0.58)       --             (0.58)
1996                          14.68      0.55          0.70          1.25         (0.55)        (0.04)        (0.59)
1997                          15.34      0.57          3.46          4.03         (0.57)        (0.21)        (0.78)
1998                          18.59      0.57          3.68          4.25         (0.57)        (1.02)        (1.59)
1999(a)                       21.25      0.28          1.08          1.36         (0.28)        (0.43)        (0.71)
INCOME BUILDER
1997(c)                       10.00      0.44          1.76          2.20         (0.44)       --             (0.44)
1998                          11.76      0.56         (0.19)         0.37         (0.56)        (0.11)        (0.67)
1999(a)                       11.46      0.30          0.71          1.01         (0.30)        (0.23)        (0.53)
DIVIDEND GROWTH
1994                          12.78      0.38         (0.80)        (0.42)        (0.37)       --             (0.37)
1995                          11.99      0.38          3.89          4.27         (0.41)        (0.26)        (0.67)
1996                          15.59      0.41          3.22          3.63         (0.41)        (0.41)        (0.82)
1997                          18.40      0.41          4.20          4.61         (0.41)        (1.00)        (1.41)
1998                          21.60      0.41          2.58          2.99         (0.41)        (2.05)        (2.46)
1999(a)                       22.13      0.21          1.90          2.11         (0.21)        (3.26)        (3.47)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                     RATIOS TO AVERAGE NET
                                                                            ASSETS
                                                                    -----------------------
                          NET ASSET                 NET ASSETS AT                   NET           PORTFOLIO
                          VALUE END                 END OF PERIOD                INVESTMENT       TURNOVER
                          OF PERIOD  TOTAL RETURN+     (000'S)      EXPENSES       INCOME          RATE
                          -------------------------------------------------------------------------------
MONEY MARKET
1994                      $    1.00        3.81%    $     268,624   0.55%             3.93 %        N/A
1995                           1.00        5.66           249,787   0.53              5.52          N/A
1996                           1.00        5.11           340,238   0.52              4.97          N/A
1997                           1.00        5.23           335,578   0.52              5.10          N/A
1998                           1.00        5.18           442,034   0.52              5.04          N/A
1999(a)                        1.00        2.24(1)        421,123   0.52(2)           4.47 (2)      N/A
SHORT-TERM BOND
1999(a)(e)                     9.93       (0.27)(1)           937    -- (6)           4.62 (2)(6)     68%(1)
QUALITY INCOME PLUS
1994                           9.45       (6.63)          414,905   0.54              6.88           254
1995                          10.96       24.30           520,579   0.54              7.07           162
1996                          10.37        1.56           474,660   0.53              6.84           182
1997                          10.77       11.09           474,990   0.53              6.71           171
1998                          11.00        8.67           547,583   0.52              6.23           152
1999(a)                       10.23       (4.04)(1)       504,016   0.52(2)           6.26 (2)        72(1)
HIGH YIELD
1994                           6.16       (2.47)          111,934   0.59             11.71           105
1995                           6.26       14.93           154,310   0.54             12.67            58
1996                           6.18       11.98           259,549   0.51             12.59            57
1997                           6.12       11.87           368,061   0.53             12.44            95
1998                           5.07       (6.20)          364,079   0.53             12.27            93
1999(a)                        4.94        4.18(1)        340,394   0.53(2)          13.29 (2)        31(1)
UTILITIES
1994                          11.92       (9.02)          382,412   0.68              4.21            15
1995                          14.68       28.65           479,070   0.68              4.00            13
1996                          15.34        8.68           440,662   0.67              3.61             9
1997                          18.59       27.15           458,134   0.67              3.48            13
1998                          21.25       23.76           560,803   0.67              2.89             7
1999(a)                       21.90        6.47(1)        580,124   0.68(2)           2.58 (2)         6(1)
INCOME BUILDER
1997(c)                       11.76       22.38(1)         55,423   0.15(2)(4)        5.73 (2)(4)     41(1)
1998                          11.46        3.21            87,769   0.81              5.09            54
1999(a)                       11.94        8.99(1)         87,967   0.81(2)           5.07 (2)        19(1)
DIVIDEND GROWTH
1994                          11.99       (3.27)          572,952   0.64              3.13            20
1995                          15.59       36.38           865,417   0.61              2.75            24
1996                          18.40       23.96         1,288,404   0.57              2.46            23
1997                          21.60       25.61         1,905,906   0.54              2.06            28
1998                          22.13       14.28         2,249,927   0.53              1.85            45
1999(a)                       20.77        9.56(1)      2,435,942   0.52(2)           1.79 (2)        30(1)

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL HIGHLIGHTS, CONTINUED

                          NET ASSET     NET
                            VALUE    INVESTMENT   NET REALIZED   TOTAL FROM                DISTRIBUTIONS     TOTAL
                          BEGINNING    INCOME    AND UNREALIZED  INVESTMENT  DIVIDENDS TO       TO       DIVIDENDS AND
 YEAR ENDED DECEMBER 31   OF PERIOD    (LOSS)     GAIN (LOSS)    OPERATIONS  SHAREHOLDERS  SHAREHOLDERS  DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------
CAPITAL GROWTH
1994                      $   11.81    $ 0.10        $(0.26)       $(0.16)   $    (0.10)   $    (0.03)   $    (0.13)
1995                          11.52      0.10          3.68          3.78         (0.08)       --             (0.08)
1996                          15.22      0.08          1.65          1.73         (0.03)        (0.27)        (0.30)
1997                          16.65      0.01          3.90          3.91         (0.08)        (2.19)        (2.27)
1998                          18.29     (0.05)         3.59          3.54        --             (1.47)        (1.47)
1999(a)                       20.36      0.00          1.53          1.53        --             (2.75)        (2.75)
GLOBAL DIVIDEND GROWTH
1994(b)                       10.00      0.23         (0.20)         0.03         (0.21)       --             (0.21)
1995                           9.82      0.24          1.90          2.14         (0.26)        (0.01)        (0.27)
1996                          11.69      0.24          1.75          1.99         (0.24)        (0.31)        (0.55)
1997                          13.13      0.22          1.37          1.59         (0.23)        (0.60)        (0.83)
1998                          13.89      0.24          1.45          1.69         (0.24)        (1.52)        (1.76)
1999(a)                       13.82      0.16          1.27          1.43         (0.17)        (1.07)        (1.24)
EUROPEAN GROWTH
1994                          14.03      0.17          0.96          1.13         (0.16)        (0.44)        (0.60)
1995                          14.56      0.20          3.50          3.70         (0.19)*       (0.54)        (0.73)
1996                          17.53      0.17          4.91          5.08         (0.04)        (1.01)        (1.05)
1997                          21.56      0.21          3.19          3.40         (0.24)        (1.18)        (1.42)
1998                          23.54      0.15          5.53          5.68         (0.31)        (1.73)        (2.04)
1999(a)                       27.18      0.20          0.47          0.67         (0.18)        (2.69)        (2.87)
PACIFIC GROWTH
1994(b)                       10.00      0.07         (0.74)        (0.67)       --             (0.07)        (0.07)
1995                           9.26      0.12          0.41          0.53         (0.09)       --             (0.09)
1996                           9.70      0.05          0.32          0.37         (0.11)       --             (0.11)
1997                           9.96      0.12         (3.82)        (3.70)        (0.14)       --             (0.14)
1998                           6.12      0.06         (0.75)        (0.69)        (0.28)       --             (0.28)
1999(a)                        5.15      0.01          1.57          1.58         (0.06)       --             (0.06)
EQUITY
1994                          22.15      0.23         (1.31)        (1.08)        (0.22)        (1.60)        (1.82)
1995                          19.25      0.22          7.92          8.14         (0.25)       --             (0.25)
1996                          27.14      0.16          2.70          2.86         (0.16)        (3.45)        (3.61)
1997                          26.39      0.18          9.27          9.45         (0.18)        (2.08)        (2.26)
1998                          33.58      0.25          9.47          9.72         (0.25)        (4.47)        (4.72)
1999(a)                       38.58      0.11          6.49          6.60         (0.03)        (5.18)        (5.21)
S&P 500 INDEX
1998(d)                       10.00      0.06          1.16          1.22        --            --            --
1999(a)                       11.22      0.02          1.32          1.34         (0.03)        (0.03)        (0.06)
COMPETITIVE EDGE "BEST IDEAS"
1998(d)                       10.00      0.07         (0.25)        (0.18)       --            --            --
1999(a)                        9.82      0.05          0.62          0.67         (0.07)       --             (0.07)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                     RATIOS TO AVERAGE NET
                                                                            ASSETS
                                                                    -----------------------
                                                                                    NET
                          NET ASSET                 NET ASSETS AT                INVESTMENT       PORTFOLIO
                          VALUE END                 END OF PERIOD                  INCOME         TURNOVER
                          OF PERIOD  TOTAL RETURN+     (000'S)      EXPENSES       (LOSS)          RATE
                          -------------------------------------------------------------------------------
CAPITAL GROWTH
1994                      $   11.52       (1.28)%   $      45,715   0.77%             0.90 %          37%
1995                          15.22       32.92            66,995   0.74              0.70            34
1996                          16.65       11.55            86,862   0.73              0.52            98
1997                          18.29       24.54           127,100   0.71              0.01           139
1998                          20.36       19.63           138,603   0.70             (0.26 )         248
1999(a)                       19.14        7.51(1)        141,584   0.72(2)           0.02 (2)       344(1)
GLOBAL DIVIDEND GROWTH
1994(b)                        9.82        0.27(1)        138,486   0.87(2)(3)        2.62 (2)        20(1)
1995                          11.69       22.14           205,739   0.88              2.23            55
1996                          13.13       17.49           334,821   0.85              1.94            39
1997                          13.89       12.04           481,613   0.84              1.61            48
1998                          13.82       12.53           484,228   0.84              1.68            52
1999(a)                       14.01       10.27(1)        500,195   0.83(2)           2.28 (2)        22(1)
EUROPEAN GROWTH
1994                          14.56        8.36           152,021   1.16              1.49            58
1995                          17.53       25.89           188,119   1.17              1.25            69
1996                          21.56       29.99           302,422   1.11              0.97            43
1997                          23.54       16.07           391,441   1.12              1.04            45
1998                          27.18       23.96           510,638   1.11              0.65            56
1999(a)                       24.98        2.53(1)        489,693   1.06(2)           1.45 (2)        35(1)
PACIFIC GROWTH
1994(b)                        9.26       (6.73)(1)        75,425   1.00(2)(3)        0.56 (2)        22(1)
1995                           9.70        5.74            98,330   1.44              1.23            53
1996                           9.96        3.89           144,536   1.37              1.01            50
1997                           6.12      (37.70)           68,904   1.44              1.09            58
1998                           5.15      (11.27)           52,842   1.51              0.91           112
1999(a)                        6.67       30.45(1)         91,779   1.34(2)           0.69 (2)        66(1)
EQUITY
1994                          19.25       (4.91)          225,289   0.57              1.19           299
1995                          27.14       42.53           359,779   0.54              0.97           269
1996                          26.39       12.36           521,908   0.54              0.58           279
1997                          33.58       37.43           823,090   0.52              0.61           145
1998                          38.58       30.45         1,138,413   0.52              0.73           257
1999(a)                       39.97       17.13(1)      1,468,672   0.51(2)           0.59 (2)       215(1)
S&P 500 INDEX
1998(d)                       11.22       12.20(1)         48,732    -- (5)           1.85 (2)(5)      2(1)
1999(a)                       12.50       11.91(1)        119,228   0.48(2)(6)        1.14 (2)(6)      1(1)
COMPETITIVE EDGE "BEST
IDEAS"
1998(d)                        9.82       (1.90)(1)        36,539    -- (5)           1.74 (2)(5)     31(1)
1999(a)                       10.42        6.88(1)         43,096   0.29(2)(6)        1.18 (2)(6)     42(1)

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL HIGHLIGHTS, CONTINUED

                          NET ASSET
                            VALUE       NET       NET REALIZED   TOTAL FROM                DISTRIBUTIONS     TOTAL
                          BEGINNING  INVESTMENT  AND UNREALIZED  INVESTMENT  DIVIDENDS TO       TO       DIVIDENDS AND
 YEAR ENDED DECEMBER 31   OF PERIOD    INCOME     GAIN (LOSS)    OPERATIONS  SHAREHOLDERS  SHAREHOLDERS  DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------
AGGRESSIVE EQUITY
1999(a)(e)                $   10.00    $ 0.03        $ 0.20        $ 0.23    $    (0.03)       --        $    (0.03)
STRATEGIST
1994                          12.68      0.48          0.01          0.49         (0.46)   $    (0.26)        (0.72)
1995                          12.45      0.62          0.49          1.11         (0.67)        (0.44)        (1.11)
1996                          12.45      0.43          1.39          1.82         (0.43)        (0.12)        (0.55)
1997                          13.72      0.45          1.40          1.85         (0.45)        (0.32)        (0.77)
1998                          14.80      0.36          3.40          3.76         (0.36)        (1.56)        (1.92)
1999(a)                       16.64      0.19          1.22          1.41         (0.19)       --             (0.19)

---------------------
(a)  For the six months ended June 30, 1999 (unaudited)
Commencement of operations:
(b)  February 23, 1994.
(c)  January 21, 1997.
(d)  May 18, 1998.
(e)  May 4, 1999.
 +   Calculated based on the net asset value as of the last business day of the period.
 *   Includes dividends in excess of net investment income of $0.02.
(1)  Not annualized.
(2)  Annualized.
(3)  If the Investment Manager had not assumed all expenses and waived its management fee for the period February 23, 1994 through May 12, 1994 for
     Global Dividend Growth and February 23, 1994 through August 2, 1994 for
     Pacific Growth, the ratio of expenses to average net assets would have been
     0.97% for Global Dividend Growth and 1.40% for Pacific Growth.
(4)  If the Investment Manager had not assumed all expenses and waived its management fee for the period January 21, 1997 through December 3, 1997 for
     Income Builder, the ratios of expenses and net investment income to average net assets would have been 0.99% and 4.89%, respectively.
(5)  If the Investment Manager had not assumed all expenses and waived its management fee for the period May 18, 1998 through December 31, 1998 for
     Competitive Edge "Best Ideas" and S&P 500 Index, respectively, the ratios of expenses and net investment income to average net assets would have been
     0.91% and 0.82%, respectively, for Competitive Edge "Best Ideas" and 0.59%
     and 1.26%, respectively, for S&P 500 Index.
(6)  If the Investment Manager had not assumed all expenses and waived its management fee for the period January 1, 1999 through April 30, 1999 for
     Competitive Edge "Best Ideas" and for the period May 4, 1999 through June
     30, 1999 for Short-Term Bond and Aggressive Equity and for the period
     January 1, 1999 through January 5, 1999 for S&P 500 Index and "capped" the expenses of S&P 500 Index at 0.50% of its daily net assets for the period
     January 6, 1999 through June 30, 1999, the ratio of expenses and net investment income (loss) to average net assets would have been 0.76% and
     0.70%, respectively for Competitive Edge "Best Ideas," 8.22% and (3.60)%,
     respectively for Short-Term Bond, 3.10% and (0.07)%, respectively, for
     Aggressive Equity and 0.49% and 1.13%, respectively, for S&P 500 Index.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                     RATIOS TO AVERAGE NET
                                                                            ASSETS
                                                                    -----------------------
                          NET ASSET                 NET ASSETS AT                   NET           PORTFOLIO
                          VALUE END                 END OF PERIOD                INVESTMENT       TURNOVER
                          OF PERIOD  TOTAL RETURN+     (000'S)      EXPENSES       INCOME          RATE
                          -------------------------------------------------------------------------------
AGGRESSIVE EQUITY
1999(a)(e)                $   10.20        2.26%(1) $       3,233    -- (6)           3.03 %(2)(6)     19%(1)
STRATEGIST
1994                          12.45        3.94           392,760   0.54%             3.93           125
1995                          12.45        9.40           388,579   0.52              5.03           329
1996                          13.72       15.02           423,768   0.52              3.30           153
1997                          14.80       13.71           497,028   0.52              3.09           159
1998                          16.64       26.55           633,934   0.52              2.32            84
1999(a)                       17.86        8.51(1)        692,931   0.52(2)           2.23 (2)        44(1)

                                           Trustees
                    -------------------------------------------------------
                    Michael Bozic                     Dr. Manuel H. Johnson
                    Charles A. Fiumefreddo                Michael E. Nugent
                    Edwin J. Garn                        Philip J. Purcell
                     Wayne E. Hedien                     John L. Schroeder

                                           Officers
                    -------------------------------------------------------
                                    Charles A. Fiumefreddo
                             CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                       Mitchell M. Merin
                                           PRESIDENT

                                          Barry Fink
                         VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL

                                       Thomas F. Caloia
                                           TREASURER

            Transfer Agent                       Independent Accountants
--------------------------------------    --------------------------------------
 Morgan Stanley Dean Witter Trust FSB           PricewaterhouseCoopers LLP
Harborside Financial Center--Plaza Two         1177 Avenue of the Americas
    Jersey City, New Jersey 07311                New York, New York 10036

                               Investment Manager
                    ----------------------------------------
                    Morgan Stanley Dean Witter Advisors Inc.
                             Two World Trade Center
                            New York, New York 10048

                                  Sub-Advisor
                      (European Growth and Pacific Growth
                                   Portfolio)
                    ----------------------------------------
                     Morgan Stanley Dean Witter Investment
                                Management Inc.

The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Read the prospectus carefully before investing.

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